John Hancock Retirement Choices Portfolios

Prospectus 1/1/16

	Class R1	Class R2	Class R4	Class R6
Retirement Choices at 2055 Portfolio	JRITX	JRIUX	JRIVX	JRIWX
Retirement Choices at 2050 Portfolio	JRIQX	JRINX	JRIPX	JRISX
Retirement Choices at 2045 Portfolio	JRVQX	JRVRX	JRVPX	JRVSX
Retirement Choices at 2040 Portfolio	JRRQX	JRRRX	JRRPX	JRRSX
Retirement Choices at 2035 Portfolio	JRYQX	JRYRX	JRYPX	JRYSX
Retirement Choices at 2030 Portfolio	JRHQX	JRHRX	JRHPX	JRHSX
Retirement Choices at 2025 Portfolio	JREQX	JRERX	JREPX	JRESX
Retirement Choices at 2020 Portfolio	JRWQX	JRWRX	JRWPX	JRWSX
Retirement Choices at 2015 Portfolio	JRFQX	JRFNX	JRFPX	JRFSX
Retirement Choices at 2010 Portfolio	JRTQX	JRTRX	JRTPX	JRTSX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Fund summary
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.

2	John Hancock Retirement Choices at 2055 Portfolio
7	John Hancock Retirement Choices at 2050 Portfolio
13	John Hancock Retirement Choices at 2045 Portfolio
19	John Hancock Retirement Choices at 2040 Portfolio
25	John Hancock Retirement Choices at 2035 Portfolio
31	John Hancock Retirement Choices at 2030 Portfolio
37	John Hancock Retirement Choices at 2025 Portfolio
43	John Hancock Retirement Choices at 2020 Portfolio
49	John Hancock Retirement Choices at 2015 Portfolio
55	John Hancock Retirement Choices at 2010 Portfolio
Fund details
More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

61	Principal investment strategies
62	Other permitted investments
62	Principal risks of investing in the funds of funds
65	Principal risks of investing in the underlying funds
71	Who's who
75	Financial highlights
85	Underlying fund information
Your account
How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

89	Choosing an eligible share class
89	Class cost structure
90	Opening an account
91	Information for plan participants
95	Transaction policies
97	Dividends and account policies
98	Additional investor services
For more information See back cover

Fund summary

John Hancock Retirement Choices at 2055 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.18		0.18		0.18		0.18
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.55		0.56		0.56		0.55
Total other expenses [2]	0.80		0.81		0.66		0.55
Acquired fund fees and expenses [3]	0.43		0.43		0.43		0.43
Total annual fund operating expenses [4]	1.91		1.67		1.52		1.16
Contractual expense reimbursement [5]	–0.70		–0.71		–0.81	[6]	–0.70
Total annual fund operating expenses after expense reimbursements	1.21		0.96		0.71		0.46

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	123	98	73	47
3 years	532	457	401	299
5 years	967	841	752	571
10 years	2,176	1,917	1,743	1,346

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

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not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2055.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2055 Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Choices Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Choices Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

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Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

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Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has less than a full calendar year of performance, there is no past performance to report.

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Choices at 2050 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.19		0.19		0.19		0.19
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.06		0.06		0.05		0.06
Total other expenses [2]	0.31		0.31		0.15		0.06
Acquired fund fees and expenses [3]	0.43		0.43		0.43		0.43
Total annual fund operating expenses [4]	1.43		1.18		1.02		0.68
Contractual expense reimbursement [5]	–0.22		–0.22		–0.31	[6]	–0.22
Total annual fund operating expenses after expense reimbursements	1.21		0.96		0.71		0.46

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	123	98	73	47
3 years	431	353	294	195
5 years	761	628	533	357
10 years	1,694	1,412	1,220	826

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 5% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2050 Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Choices Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Choices Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

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Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

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Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 57% Russell 3000 Index, 25% MSCI ACWI ex-US Index, and 18% Barclays U.S. Aggregate Bond Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class 1 and Class R4 shares commenced operations on April 29, 2011, and May 1, 2012, respectively. Class R1, Class R2, and Class R6 shares commenced operations on September 4, 2012.  Returns prior to the commencement date of Class R1, Class R2, and Class R6 shares are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable. Returns prior to the commencement date of Class R4 shares are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class R1 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R1

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –6.17%.
Best quarter: Q1 '12, 9.58%
Worst quarter: Q2 '12, –3.25%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (4/29/11)
Class R1 before tax	5.48	7.37
after tax on distributions	4.77	6.68
after tax on distributions, with sale	3.21	5.47
Class R2	5.74	6.37
Class R4	6.07	8.09
Class R6	6.27	7.78
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	3.84
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.37
Russell 3000 Index/ MSCI ACWI ex-US Index/ Barclays U.S. Aggregate Bond Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.32	9.11

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Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Choices at 2045 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.19		0.19		0.19		0.19
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.05		0.05		0.05		0.05
Total other expenses [2]	0.30		0.30		0.15		0.05
Acquired fund fees and expenses [3]	0.43		0.43		0.43		0.43
Total annual fund operating expenses [4]	1.42		1.17		1.02		0.67
Contractual expense reimbursement [5]	–0.21		–0.21		–0.31	[6]	–0.21
Total annual fund operating expenses after expense reimbursements	1.21		0.96		0.71		0.46

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the share class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	123	98	73	47
3 years	429	351	294	193
5 years	756	623	533	352
10 years	1,684	1,402	1,220	815

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 5% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2045 Portfolio has a target asset allocation of 82% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Choices Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

14

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Choices Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

15

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

16

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 57% Russell 3000 Index, 25% MSCI ACWI ex-US Index, and 18% Barclays U.S. Aggregate Bond Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively.  Class R1, Class R2, and Class R6 shares commenced operations on September 4, 2012.  Returns prior to the commencement date of Class R1, Class R2, and Class R6 shares are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable. Returns prior to the commencement date of Class R4 shares are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class R1 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R1

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –6.29%.
Best quarter: Q1 '12, 9.50%
Worst quarter: Q3 '11, –13.39%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (4/30/10)
Class R1 before tax	5.54	8.27
after tax on distributions	4.89	7.60
after tax on distributions, with sale	3.20	6.23
Class R2	5.80	7.00
Class R4	6.05	9.38
Class R6	6.25	7.65
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.19
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.52
Russell 3000 Index/ MSCI ACWI ex-US Index/ Barclays U.S. Aggregate Bond Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.32	10.42

17

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

18

John Hancock Retirement Choices at 2040 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.20		0.20		0.20		0.20
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.05		0.05		0.05		0.04
Total other expenses [2]	0.30		0.30		0.15		0.04
Acquired fund fees and expenses [3]	0.42		0.42		0.42		0.42
Total annual fund operating expenses [4]	1.42		1.17		1.02		0.66
Contractual expense reimbursement [5]	–0.22		–0.22		–0.32	[6]	–0.21
Total annual fund operating expenses after expense reimbursements	1.20		0.95		0.70		0.45

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	122	97	72	46
3 years	428	350	293	190
5 years	755	622	532	347
10 years	1,683	1,401	1,219	803

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 5% of the average value of its portfolio.

19

Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2040 Portfolio has a target asset allocation of 79% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Choices Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

20

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Choices Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

21

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

22

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 56% Russell 3000 Index, 24% MSCI ACWI ex-US Index, and 20% Barclays U.S. Aggregate Bond Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively.  Class R1, Class R2, and Class R6 shares commenced operations on September 4, 2012.  Returns prior to the commencement date of Class R1, Class R2, and Class R6 shares are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable. Returns prior to the commencement date of Class R4 shares are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class R1 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R1

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –6.10%.
Best quarter: Q1 '12, 9.41%
Worst quarter: Q3 '11, –13.38%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (4/30/10)
Class R1 before tax	5.46	8.23
after tax on distributions	4.80	7.54
after tax on distributions, with sale	3.17	6.19
Class R2	5.73	7.44
Class R4	5.97	9.35
Class R6	6.26	7.69
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.19
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.52
Russell 3000 Index/ MSCI ACWI ex-US Index/ Barclays U.S. Aggregate Bond Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.31	10.34

23

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

24

John Hancock Retirement Choices at 2035 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.22		0.22		0.22		0.22
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.04		0.04		0.04		0.04
Total other expenses [2]	0.29		0.29		0.14		0.04
Acquired fund fees and expenses [3]	0.40		0.40		0.40		0.40
Total annual fund operating expenses [4]	1.41		1.16		1.01		0.66
Contractual expense reimbursement [5]	–0.22		–0.22		–0.32	[6]	–0.22
Total annual fund operating expenses after expense reimbursements	1.19		0.94		0.69		0.44

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the share class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	121	96	70	45
3 years	425	347	290	189
5 years	750	617	527	346
10 years	1,672	1,389	1,207	802

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 6% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2035 Portfolio has a target asset allocation of 73% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Choices Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Choices Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

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Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

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Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 53% Russell 3000 Index, 23% MSCI ACWI ex-US Index, and 24% Barclays U.S. Aggregate Bond Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively.  Class R1, Class R2, and Class R6 shares commenced operations on September 4, 2012.  Returns prior to the commencement date of Class R1, Class R2, and Class R6 shares are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable. Returns prior to the commencement date of Class R4 shares are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class R1 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R1

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –5.65%.
Best quarter: Q1 '12, 9.03%
Worst quarter: Q3 '11, –12.74%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (4/30/10)
Class R1 before tax	5.36	8.05
after tax on distributions	4.68	7.37
after tax on distributions, with sale	3.14	6.05
Class R2	5.63	7.28
Class R4	5.87	9.07
Class R6	6.15	8.11
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.19
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.52
Russell 3000 Index/ MSCI ACWI ex-US Index/ Barclays U.S. Aggregate Bond Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.25	10.04

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Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

30

John Hancock Retirement Choices at 2030 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.25		0.25		0.25		0.25
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.04		0.04		0.04		0.04
Total other expenses [2]	0.29		0.29		0.14		0.04
Acquired fund fees and expenses [3]	0.37		0.37		0.37		0.37
Total annual fund operating expenses [4]	1.41		1.16		1.01		0.66
Contractual expense reimbursement [5]	–0.22		–0.22		–0.32	[6]	–0.22
Total annual fund operating expenses after expense reimbursements	1.19		0.94		0.69		0.44

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	121	96	70	45
3 years	425	347	290	189
5 years	750	617	527	346
10 years	1,672	1,389	1,207	802

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 7% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2030 Portfolio has a target asset allocation of 62.50% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Choices Portfolio with a closer target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Choices Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

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Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

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Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 47% Russell 3000 Index, 20% MSCI ACWI ex-US Index, and 33% Barclays U.S. Aggregate Bond Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively.  Class R1, Class R2, and Class R6 shares commenced operations on September 4, 2012.  Returns prior to the commencement date of Class R1, Class R2, and Class R6 shares are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable. Returns prior to the commencement date of Class R4 shares are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class R1 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R1

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –4.95%.
Best quarter: Q1 '12, 8.22%
Worst quarter: Q3 '11, –11.50%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (4/30/10)
Class R1 before tax	5.14	7.52
after tax on distributions	4.48	6.85
after tax on distributions, with sale	3.00	5.64
Class R2	5.48	7.04
Class R4	5.73	8.54
Class R6	5.93	7.72
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.19
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.52
Russell 3000 Index/ MSCI ACWI ex-US Index/ Barclays U.S. Aggregate Bond Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.13	9.46

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Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Choices at 2025 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.31		0.31		0.31		0.31
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.04		0.04		0.04		0.04
Total other expenses [2]	0.29		0.29		0.14		0.04
Acquired fund fees and expenses [3]	0.30		0.30		0.30		0.30
Total annual fund operating expenses [4]	1.40		1.15		1.00		0.65
Contractual expense reimbursement [5]	–0.21		–0.21		–0.31	[6]	–0.21
Total annual fund operating expenses after expense reimbursements	1.19		0.94		0.69		0.44

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	121	96	70	45
3 years	423	345	288	187
5 years	746	613	522	341
10 years	1,662	1,379	1,196	791

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 9% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2025 Portfolio has a target asset allocation of 44% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Retirement Choices Portfolio with a more distant target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Retirement Choices Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

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Principal risks of investing in the underlying funds

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

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Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 36% Russell 3000 Index, 15% MSCI ACWI ex-US Index, and 49% Barclays U.S. Aggregate Bond Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively.  Class R1, Class R2, and Class R6 shares commenced operations on September 4, 2012.  Returns prior to the commencement date of Class R1, Class R2, and Class R6 shares are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable. Returns prior to the commencement date of Class R4 shares are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class R1 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R1

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –3.67%.
Best quarter: Q1 '12, 6.72%
Worst quarter: Q3 '11, –9.44%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (4/30/10)
Class R1 before tax	4.73	6.64
after tax on distributions	4.12	5.98
after tax on distributions, with sale	2.76	4.94
Class R2	5.00	6.14
Class R4	5.25	7.60
Class R6	5.52	7.03
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.19
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.52
Russell 3000 Index/ MSCI ACWI ex-US Index/ Barclays U.S. Aggregate Bond Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	6.92	8.41

41

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

42

John Hancock Retirement Choices at 2020 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.39		0.39		0.39		0.39
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.05		0.04		0.04		0.04
Total other expenses [2]	0.30		0.29		0.14		0.04
Acquired fund fees and expenses [3]	0.23		0.23		0.23		0.23
Total annual fund operating expenses [4]	1.42		1.16		1.01		0.66
Contractual expense reimbursement [5]	–0.25		–0.24		–0.34	[6]	–0.24
Total annual fund operating expenses after expense reimbursements	1.17		0.92		0.67		0.42

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.22% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	119	94	68	43
3 years	425	345	288	187
5 years	753	615	525	344
10 years	1,680	1,388	1,205	800

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 13% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2020 Portfolio has a target asset allocation of 23% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Retirement Choices Portfolio with a more distant target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

44

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Retirement Choices Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

45

Principal risks of investing in the underlying funds

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

46

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 22% Russell 3000 Index, 10% MSCI ACWI ex-US Index, and 68% Barclays U.S. Aggregate Bond Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively.  Class R1, Class R2, and Class R6 shares commenced operations on September 4, 2012.  Returns prior to the commencement date of Class R1, Class R2, and Class R6 shares are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable. Returns prior to the commencement date of Class R4 shares are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class R1 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R1

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –2.06%.
Best quarter: Q4 '11, 4.84%
Worst quarter: Q3 '11, –5.65%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (4/30/10)
Class R1 before tax	4.15	5.26
after tax on distributions	3.45	4.63
after tax on distributions, with sale	2.42	3.86
Class R2	4.41	4.77
Class R4	4.58	6.21
Class R6	4.85	5.52
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.19
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.52
Russell 3000 Index/ MSCI ACWI ex-US Index/ Barclays U.S. Aggregate Bond Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	6.60	6.99

47

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

48

John Hancock Retirement Choices at 2015 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.46		0.46		0.46		0.46
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.05		0.06		0.06		0.06
Total other expenses [2]	0.30		0.31		0.16		0.06
Acquired fund fees and expenses [3]	0.17		0.17		0.17		0.17
Total annual fund operating expenses [4]	1.43		1.19		1.04		0.69
Contractual expense reimbursement [5]	–0.25		–0.26		–0.36	[6]	–0.26
Total annual fund operating expenses after expense reimbursements	1.18		0.93		0.68		0.43

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the share class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.24% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	120	95	69	44
3 years	428	352	295	195
5 years	758	629	539	358
10 years	1,692	1,420	1,238	834

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2015 Portfolio has a target asset allocation of 8% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Retirement Choices Portfolio with a more distant target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

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To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Retirement Choices Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

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Principal risks of investing in the underlying funds

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

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Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 8% Russell 3000 Index, 3% MSCI ACWI ex-US Index, and 89% Barclays U.S. Aggregate Bond Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively.  Class R1, Class R2, and Class R6 shares commenced operations on September 4, 2012.  Returns prior to the commencement date of Class R1, Class R2, and Class R6 shares are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable. Returns prior to the commencement date of Class R4 shares are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class R1 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R1

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –0.44%.
Best quarter: Q4 '11, 2.64%
Worst quarter: Q2 '13, –2.14%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (4/30/10)
Class R1 before tax	2.95	3.58
after tax on distributions	2.27	2.98
after tax on distributions, with sale	1.76	2.55
Class R2	3.21	3.23
Class R4	3.56	4.59
Class R6	3.73	3.65
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.19
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.52
Russell 3000 Index/ MSCI ACWI ex-US Index/ Barclays U.S. Aggregate Bond Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	6.23	5.28

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Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Choices at 2010 Portfolio

Investment objective

To seek high total return until the fund's target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2		R4		R6
Management fee	0.46		0.46		0.46		0.46
Distribution and service (Rule 12b-1) fees	0.50		0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.09		0.09		0.09		0.08
Total other expenses [2]	0.34		0.34		0.19		0.08
Acquired fund fees and expenses [3]	0.16		0.16		0.16		0.16
Total annual fund operating expenses [4]	1.46		1.21		1.06		0.70
Contractual expense reimbursement [5]	–0.30		–0.30		–0.40	[6]	–0.29
Total annual fund operating expenses after expense reimbursements	1.16		0.91		0.66		0.41

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the share class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.26% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	118	93	67	42
3 years	432	354	297	195
5 years	769	636	546	361
10 years	1,721	1,439	1,258	843

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

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not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Choices at 2010 Portfolio has a target asset allocation of 8% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Retirement Choices Portfolio with a more distant target date. To attempt to reduce investment risk and volatility as retirement approaches, the asset allocation strategy will change over time according to a predetermined glide path shown in the following chart.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as neutral because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe such change would benefit the fund and its shareholders. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

The fund is designed for investors who anticipate reevaluating their retirement allocation strategies at the target date. Under normal market conditions, the fund expects to allocate 8% of its assets to equity underlying funds in its designated retirement year and to maintain that static allocation thereafter. This static allocation may be appropriate for some investors, but others may wish to reallocate their investments at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent legally permitted, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Retirement Choices Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

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Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

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Short sales risk. Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and consists of the following indices and approximate weightings: 6% Russell 3000 Index, 2% MSCI ACWI ex-US Index, and 92% Barclays U.S. Aggregate Bond Index. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives.
A note on performance

Class 1 and Class R4 shares commenced operations on April 30, 2010, and May 1, 2012, respectively.  Class R1, Class R2, and Class R6 shares commenced operations on September 4, 2012.  Returns prior to the commencement date of Class R1, Class R2, and Class R6 shares are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, and Class R6 shares, as applicable. Returns prior to the commencement date of Class R4 shares are those of Class 1 shares. Returns for Class R1, Class R2, Class R4, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class R1 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R1

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –0.72%.
Best quarter: Q3 '11, 1.87%
Worst quarter: Q2 '13, –1.81%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (04/30/10)
Class R1 before tax	2.29	3.07
after tax on distributions	1.89	2.54
after tax on distributions, with sale	1.34	2.19
Class R2	2.55	2.36
Class R4	2.72	4.08
Class R6	3.07	2.94
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.19
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.52
Russell 3000 Index/ MSCI ACWI ex-US Index/ Barclays U.S. Aggregate Bond Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	6.12	4.86

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Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

Effective as of the close of business on January 21, 2016, the fund will not accept orders from new investors to purchase shares of the fund. However, the fund will remain open to purchases and redemptions from existing shareholders until April 22, 2016. Effective as of April 22, 2016, the fund will not accept order from new or existing shareholders.

There are no minimum initial investment requirements for Class R1, Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R1, Class R2, and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund details

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

Principal investment strategies

Investment objective: The fund seeks high total return until its target retirement date, with a greater focus on income as the target date approaches. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

The Board of Trustees can change the fund's investment objective and strategy without shareholder approval.

Under normal market conditions, the fund primarily invests its assets in underlying funds using an asset allocation strategy based on investors' expected retirement date (see the chart in the preceding "Fund summary").

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each John Hancock Retirement Choices Portfolio is designed for investors planning to retire around the designated year and has a target asset allocation reflecting this designation. A fund with a closer target retirement date will have a greater exposure to underlying funds primarily invested in fixed-income securities than will a John Hancock Retirement Choices Portfolio with a more distant target retirement date. Over time, the fund's asset allocation strategy will change according to a predetermined glide path shown in the "Fund summary." As the glide path shows, the fund's asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

The allocations reflected in the glide path are referred to as neutral allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class based on the portfolio managers' market outlook. Any such decisions would be made from a strategic, long-term perspective. The fund has a target allocation for the broad asset classes of equity and fixed-income securities but may invest outside these target allocations to protect the fund or help it achieve its objective. The investment advisor may change the target allocation without shareholder approval if it believes such change would benefit the fund and its shareholders. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year.

Within the prescribed percentage allocation, the portfolio managers select the percentage level to be maintained in specific underlying funds. The portfolio managers may, from time to time, adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund's holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds, or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund's assets subject to the management of a particular underlying fund's portfolio manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.

The fund is designed for an investor who anticipates reevaluating his or her retirement allocation strategies at the target date. Accordingly, in the designated retirement year, as indicated by the fund's name, under normal market conditions the fund is expected to have an equity allocation of 8% in underlying funds that invest primarily in equity securities, and maintain a static equity allocation of 8% in underlying funds that invest primarily in equity securities after December 31 of the designated retirement year. This static allocation may be appropriate for some investors; however, other investors may wish to reallocate their investments and may remove all or most of their investment at retirement.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies, and directly in other types of investments, such as U.S. government securities and derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. The fund may invest directly in exchange-traded notes (ETNs).

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund's shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without

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seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers' allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.

The fund may invest in cash or money market instruments for purposes of meeting redemption requests or making other anticipated cash payments.

Temporary defensive investing

The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the managers determine that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

Other permitted investments

A fund of funds may directly:

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Purchase U.S. government securities and short-term paper.

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Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the 1940 Act).

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Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs.

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Purchase exchange-traded notes (ETNs).

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Invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium-, and small capitalization companies in both developed (including the United States) and emerging markets.

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Invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the United States) and emerging markets and may include fixed-income securities rated below investment grade.

■

Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

■

Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

■

Make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

■

Invest in qualified publicly traded partnerships and other publicly traded partnerships that at the time of investment the advisor believes will primarily generate only income for purposes of qualifying as a regulated investment company under the Code, including such publicly traded partnerships that invest principally in commodities or commodities-linked derivatives (with the prior approval of the advisor's Complex Securities Committee).

The fund may use various investment strategies such as hedging and other related transactions. For example, the fund may use derivative instruments (such as options, futures, and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and other strategic transactions risk" in the Statement of Additional Information (SAI).

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, the fund is not permitted to invest directly in such instruments unless the subadvisor obtains prior written approval from the advisor's Complex Securities Committee. See "Additional information concerning taxes" in the SAI.

Principal risks of investing in the funds of funds

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance. The fund's investment strategy may not produce the intended results.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial

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markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

Below are descriptions of the main factors that may play a role in shaping the fund's overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund's Statement of Additional Information (SAI).

Credit and counterparty risk

This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives and other strategic transactions risk") or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.

The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub- prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the eurozone; Standard and Poor's Ratings Services's downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; declines in oil prices; and dramatic changes in currency exchange rates. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Exchange-traded funds (ETFs) risk

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of

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liquidity in an ETF could result in it being more volatile, and ETFs have management fees that increase their costs.

Exchange-traded notes (ETNs) risk

ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer's credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund's decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.

Fund of funds risk

The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.

Affiliated subadvised fund conflicts of interest risk

The subadvisor may allocate the fund's assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor's allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.

Multi-manager risk; limited universe of subadvisors and underlying funds

The fund's ability to achieve its investment objective depends upon the subadvisor's skill in determining the fund's strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund's performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor's allocation of a fund of fund's assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.

Hedging, derivatives, and other strategic transactions risk

The ability of the fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on the managers' ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the managers only use hedging and other strategic transactions in the fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed the fund's initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.

The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. The fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments.

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For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes the fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent the fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, the managers may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk

The fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

Lifecycle risk

There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk

The target allocation chart illustrates the fund's target allocation between equity and fixed-income securities. When the fund has a greater asset mix of equity securities, it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity securities risk." Over time, as the fund gets closer to its target date, its asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities. The risks associated with fixed-income and short-term fixed-income securities are explained under "Interest-rate risk," "Credit and counterparty risk," and "Lower-rated fixed-income securities risk and high-yield securities risk." The fund's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the fund may be a primary source of income for an investor after retirement.

Principal risks of investing in the underlying funds

By owning shares of underlying funds, the fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small- and medium-sized companies, and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives. To the extent that the fund invests directly in these securities or investments, the fund will be subject to the same risks. In this section, an underlying fund is referred to as a fund.

Commodity risk

The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

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Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than nonconvertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than the company's common stock.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives, and other strategic transactions risk"), or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic, or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a portfolio manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services), at the time of investment, or determined by a manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers' continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While portfolio managers monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub- prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the eurozone; Standard and Poor's Ratings Services's downgrade of U.S. long-term sovereign debt; economic

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stimulus by the Japanese central bank; declines in oil prices; and dramatic changes in currency exchange rates. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

A fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a portfolio manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a portfolio manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. A fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the portfolio manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the portfolio manager investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. An issuer's credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest

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in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment- grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Ratings Services and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation, or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.

Emerging-market risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging- market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange- rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on the portfolio manager's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if a portfolio manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby

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magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments a fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. A fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a portfolio manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that a fund may utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance will likely decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity risk

A fund is exposed to liquidity risk when reduced trading volume, a relative lack of market makers, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of

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companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market's growth. As a result, dealer inventories of corporate bonds, which indicate the ability to "make markets," i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-rated and high-yield fixed-income securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody's Investors Service, Inc. and BB and below by Standard and Poor's Ratings Services) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager's own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager's evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed- income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging- market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

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Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not diversified within the meaning of the Investment Company Act of 1940, as amended (1940 Act). This means they are allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund's investment strategies or techniques may be more pronounced than for funds that are diversified.

Sector risk

When a fund's investments are focused in one or a few sectors of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors.  From time to time, a small number of companies may represent a large portion of a particular sector or sectors.

Short sales risk

A fund may make short sales of securities. This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a fund closes its short position or replaces a borrowed security, a fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. The need to maintain cash or other liquid assets in segregated accounts could limit a fund's ability to pursue other opportunities as they arise.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. Market capitalizations of companies change over time. A fund may not be obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Who's who

The following are the names of the various entities involved with each fund's investment and business operations, along with brief descriptions of the role each entity performs.

Board of Trustees

The trustees oversee each fund's business activities and retain the services of the various firms that carry out the funds' operations.

Investment advisor

Manages the funds' business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

John Hancock is one of the most recognized and respected names in the financial services industry. The advisor's parent company has been helping

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individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2015, the advisor had total assets under management of approximately $126.9 billion.

Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage on a day-to-day basis all or a portion of the funds' portfolio assets subject to oversight by the advisor. The advisor is responsible for overseeing and implementing the funds' investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.

The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors the compliance of the subadvisors with the investment objectives and related policies of the funds; (ii) reviews the performance of the subadvisors; and (iii) reports periodically on such performance to the Board of Trustees.  The advisor employs a team of investment professionals who provide these research and monitoring services.

The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to a fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

Management fees

Each fund pays the advisor a management fee for its services to the fund. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).

The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule.

Advisory fee on assets invested in a fund of JHF II and JHF III

Aggregate net assets of the fund (%)
First $7.5 billion	0.060
Excess over $7.5 billion	0.050

The fee on other assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

Advisory fee on other assets

Aggregate net assets of the fund (%)
First $7.5 billion	0.510
Excess over $7.5 billion	0.500

During their most recent fiscal year, the funds paid the advisor management fees, including any waivers and/or reimbursements, as follows:

Retirement Choices at 2055 Portfolio: 0.00%

Retirement Choices at 2050 Portfolio: 0.15%

Retirement Choices at 2045 Portfolio: 0.15%

Retirement Choices at 2040 Portfolio: 0.16%

Retirement Choices at 2035 Portfolio: 0.18%

Retirement Choices at 2030 Portfolio: 0.21%

Retirement Choices at 2025 Portfolio: 0.28%

Retirement Choices at 2020 Portfolio: 0.35%

Retirement Choices at 2015 Portfolio: 0.41%

Retirement Choices at 2010 Portfolio: 0.40%

Out of these fees, the advisor in turn pays the fees of the subadvisors.

The basis for the Board of Trustees' approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreements, is discussed in each fund's most recent shareholder report for the period ended August 31.

The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of each subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisors. Accordingly, there is a conflict of interest in that there is an incentive for each subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund only when the subadvisor believes it is in the best interests of fund shareholders, without regard to such economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.

Additional information about fund expenses

Each fund's annual operating expenses will likely vary throughout the period and from year to year. Each fund's expenses for the current fiscal year may be higher than the expenses listed in the fund's "Annual fund operating expenses" table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

The advisor contractually agrees to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which other

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expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all of the expenses of the fund, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The advisor voluntarily agrees to waive its advisory fee for each fund so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the fund's first $7.5 billion of average annual net assets and 0.50% of the fund's average annual net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the Trust.

Subadvisors

Handle the funds' day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of Manulife Financial Corporation (MFC). As of September 30, 2015, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited had approximately $95.8 billion in assets under management.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
197 Clarendon Street
Boston, MA 02116

John Hancock Asset Management a division of Manulife Asset Management (US) LLC provides investment advisory services to individual and institutional investors. John Hancock Asset Management a division of Manulife Asset Management (US) LLC is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2015, had total assets under management of approximately $159.2 billion.

The following are brief biographical profiles of the leaders of this subadvisor's investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of each fund's portfolio. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the funds, see the SAI.

Robert Boyda

■

Senior Managing Director and Senior Portfolio Manager

■

Managed the fund since 2010

■

Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2010. Formerly, Senior Vice President of the advisor (1997–2010) and Vice President and Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (2009–2010)

Marcelle Daher, CFA

■

Managing Director of Asset Allocation, Portfolio Solutions Group (PSG)

■

Managed the fund since 2013

■

Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008–2011)

■

Began business career in 1999

Nathan Thooft, CFA

■

Managing Director of Asset Allocation, Portfolio Solutions Group (PSG)

■

Managed the fund since 2013

■

Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008–2011)

■

Began business career in 2000

Custodian

Holds the funds' assets, settles all portfolio trades, and collects most of the valuation data required for calculating the funds' net asset value.

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Principal distributor

Markets the funds and distributes shares through selling brokers, financial planners, and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

Additional information

Each fund has entered into contractual arrangements with various parties that provide services to the fund, including, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or "third-party" beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds' registration statement, is not intended to, nor does it, give rise to an agreement or contract

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between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person, other than with respect to any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in a fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.

The financial statements of the funds as of August 31, 2015, have been audited by PricewaterhouseCoopers LLP (PwC), the funds' independent registered public accounting firm. The report of PwC, along with the funds' financial statements in the funds' annual report for the fiscal year ended August 31, 2015, has been incorporated by reference into the SAI. Copies of the funds' most recent annual report are available upon request.

Retirement Choices at 2055 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu-tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]	Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	10.62	0.14	(0.56)	(0.42)	(0.10)	(0.02)	—	(0.12)	10.08	(4.04)	7.62		0.77		1.32	—	[6]	13
08-31-2014[5]	10.00	(0.01)	0.63	0.62	—	—	—	—	10.62	6.20 [7]	23.59	[8]	0.98	[8]	(0.22)	—	[6]	12
CLASS R2
08-31-2015	10.64	0.17	(0.57)	(0.40)	(0.12)	(0.02)	—	(0.14)	10.10	(3.85)	7.39		0.52		1.57	—	[6]	13
08-31-2014[5]	10.00	— [9]	0.64	0.64	—	—	—	—	10.64	6.40 [7]	23.33	[8]	0.73	[8]	0.03	—	[6]	12
CLASS R4
08-31-2015	10.65	0.18	(0.56)	(0.38)	(0.14)	(0.02)	—	(0.16)	10.11	(3.67)	7.38		0.37		1.72	—	[6]	13
08-31-2014[5]	10.00	0.01	0.64	0.65	—	—	—	—	10.65	6.50 [7]	23.32	[8]	0.48	[8]	0.28	—	[6]	12
Class R6
08-31-2015	10.66	0.20	(0.56)	(0.36)	(0.16)	(0.02)	—	(0.18)	10.12	(3.48)	7.75		0.18		1.91	—	[6]	13
08-31-2014[5]	10.00	0.02	0.64	0.66	—	—	—	—	10.66	6.60 [7]	24.80	[8]	0.23	[8]	0.53	—	[6]	12

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07%-0.65% and 0.08%-0.65% for the periods ended 8-31-15 and 8-31-14, respectively.

5	Period from 3-26-14 (commencement of operations) to 8-31-14.
6	Less than $500,000.
7	Not annualized.
8	Annualized.
9	Less than $0.005 per share.

75

Retirement Choices at 2050 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net invest-ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu-tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	12.64	0.15	(0.70)	(0.55)	(0.14)	(0.08)	—	(0.22)	11.87	(4.41)	3.77		0.83		1.20		—	[5]	5
08-31-2014	10.85	0.12	1.82	1.94	(0.12)	(0.03)	—	(0.15)	12.64	18.00	14.26		0.99		0.99		—	[5]	9
08-31-2013[6]	10.03	0.11	0.95	1.06	(0.07)	(0.17)	—	(0.24)	10.85	10.73 [7]	14.75	[8]	1.00	[8]	1.01	[8]	—	[5]	3	[9]
CLASS R2
08-31-2015	12.64	0.20	(0.72)	(0.52)	(0.17)	(0.08)	—	(0.25)	11.87	(4.18)	3.12		0.59		1.56		—	[5]	5
08-31-2014	10.85	0.15	1.82	1.97	(0.15)	(0.03)	—	(0.18)	12.64	18.27	14.02		0.74		1.24		—	[5]	9
08-31-2013[6]	10.03	0.13	0.96	1.09	(0.10)	(0.17)	—	(0.27)	10.85	11.00 [7]	14.50	[8]	0.75	[8]	1.26	[8]	—	[5]	3	[9]
CLASS R4
08-31-2015	12.68	0.22	(0.71)	(0.49)	(0.20)	(0.08)	—	(0.28)	11.91	(3.93)	4.22		0.39		1.73		—	[5]	5
08-31-2014	10.88	0.18	1.83	2.01	(0.18)	(0.03)	—	(0.21)	12.68	18.59	13.71		0.49		1.50		—	[5]	9
08-31-2013	10.06	0.16	0.95	1.11	(0.12)	(0.17)	—	(0.29)	10.88	11.24	19.82		0.50		1.49		—	[5]	3
08-31-2012[10]	10.00	0.01	0.05	0.06	—	—	—	—	10.06	0.60 [7]	21.46	[8]	0.48	[8]	0.23	[8]	—	[5]	132	[11]
Class R6
08-31-2015	12.64	0.23	(0.69)	(0.46)	(0.23)	(0.08)	—	(0.31)	11.87	(3.71)	3.41		0.19		1.83		—	[5]	5
08-31-2014	10.85	0.21	1.82	2.03	(0.21)	(0.03)	—	(0.24)	12.64	18.83	13.65		0.24		1.72		—	[5]	9
08-31-2013[6]	10.03	0.19	0.94	1.13	(0.14)	(0.17)	—	(0.31)	10.85	11.55 [7]	14.37	[8]	0.25	[8]	1.76	[8]	—	[5]	3	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, 0.10% - 0.63% and 0.48% - 0.56% for the years ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

76

Retirement Choices at 2045 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net invest-ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu-tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	14.17	0.16	(0.78)	(0.62)	(0.15)	(0.07)	—	(0.22)	13.33	(4.45)	2.77		0.90		1.14		—	[5]	5
08-31-2014	12.16	0.13	2.05	2.18	(0.13)	(0.04)	—	(0.17)	14.17	18.05	14.27		0.99		0.99		—	[5]	9
08-31-2013[6]	11.25	0.12	1.08	1.20	(0.08)	(0.21)	—	(0.29)	12.16	10.82 [7]	14.74	[8]	1.00	[8]	1.00	[8]	—	[5]	3	[9]
CLASS R2
08-31-2015	14.17	0.23	(0.81)	(0.58)	(0.19)	(0.07)	—	(0.26)	13.33	(4.22)	2.98		0.61		1.66		—	[5]	5
08-31-2014	12.16	0.16	2.05	2.21	(0.16)	(0.04)	—	(0.20)	14.17	18.33	13.66		0.74		1.20		—	[5]	9
08-31-2013[6]	11.25	0.15	1.08	1.23	(0.11)	(0.21)	—	(0.32)	12.16	11.09 [7]	14.51	[8]	0.75	[8]	1.25	[8]	—	[5]	3	[9]
CLASS R4
08-31-2015	14.21	0.24	(0.79)	(0.55)	(0.22)	(0.07)	—	(0.29)	13.37	(3.97)	4.22		0.38		1.73		—	[5]	5
08-31-2014	12.20	0.20	2.05	2.25	(0.20)	(0.04)	—	(0.24)	14.21	18.54	13.73		0.49		1.51		—	[5]	9
08-31-2013	11.28	0.18	1.09	1.27	(0.14)	(0.21)	—	(0.35)	12.20	11.43	19.83	[10]	0.50		1.48		—	[5]	3
08-31-2012[11]	11.23	0.01	0.04	0.05	—	—	—	—	11.28	0.45 [7]	21.41	[8]	0.49	[8]	0.21	[8]	—	[5]	124	[12]
Class R6
08-31-2015	14.18	0.23	(0.76)	(0.53)	(0.25)	(0.07)	—	(0.32)	13.33	(3.82)	3.09		0.19		1.64		—	[5]	5
08-31-2014	12.16	0.23	2.06	2.29	(0.23)	(0.04)	—	(0.27)	14.18	18.97	13.83		0.24		1.74		—	[5]	9
08-31-2013[6]	11.25	0.21	1.07	1.28	(0.16)	(0.21)	—	(0.37)	12.16	11.64 [7]	14.35	[8]	0.25	[8]	1.74	[8]	—	[5]	3	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, 0.10% - 0.63% and 0.48% - 0.56% for the years ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.
11	The inception date for Class R4 shares is 5-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

77

Retirement Choices at 2040 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net invest-ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu-tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	14.12	0.16	(0.76)	(0.60)	(0.15)	(0.08)	—	(0.23)	13.29	(4.34)	4.03		0.80		1.15		—	[5]	5
08-31-2014	12.13	0.13	2.03	2.16	(0.13)	(0.04)	—	(0.17)	14.12	17.90	14.33		0.99		0.99		—	[5]	9
08-31-2013[6]	11.25	0.11	1.08	1.19	(0.08)	(0.23)	—	(0.31)	12.13	10.75 [7]	14.76	[8]	1.00	[8]	0.97	[8]	—	[5]	3	[9]
CLASS R2
08-31-2015	14.12	0.36	(0.96)	(0.60)	(0.18)	(0.08)	—	(0.26)	13.26	(4.32)	2.06		0.69		2.57		—	[5]	5
08-31-2014	12.13	0.08	2.11	2.19	(0.16)	(0.04)	—	(0.20)	14.12	18.17	6.48		0.74		0.57		—	[5]	9
08-31-2013[6]	11.25	0.14	1.07	1.21	(0.10)	(0.23)	—	(0.33)	12.13	11.02 [7]	14.51	[8]	0.75	[8]	1.22	[8]	—	[5]	3	[9]
CLASS R4
08-31-2015	14.17	0.24	(0.79)	(0.55)	(0.21)	(0.08)	—	(0.29)	13.33	(3.93)	4.24		0.39		1.72		—	[5]	5
08-31-2014	12.18	0.20	2.02	2.22	(0.19)	(0.04)	—	(0.23)	14.17	18.37	13.76		0.49		1.50		—	[5]	9
08-31-2013	11.29	0.17	1.08	1.25	(0.13)	(0.23)	—	(0.36)	12.18	11.34	19.65		0.50		1.45		—	[5]	3
08-31-2012[10]	11.23	0.01	0.05	0.06	—	—	—	—	11.29	0.53 [7]	21.37	[8]	0.49	[8]	0.20	[8]	—	[5]	124	[11]
Class R6
08-31-2015	14.12	0.16	(0.68)	(0.52)	(0.25)	(0.08)	—	(0.33)	13.27	(3.78)	1.07		0.19		1.19		1		5
08-31-2014	12.13	0.23	2.02	2.25	(0.22)	(0.04)	—	(0.26)	14.12	18.72	7.57		0.24		1.73		—	[5]	9
08-31-2013[6]	11.25	0.19	1.08	1.27	(0.16)	(0.23)	—	(0.39)	12.13	11.56 [7]	13.36	[8]	0.25	[8]	1.64	[8]	—	[5]	3	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, 0.10% - 0.63% and 0.48% - 0.56% for the years ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

78

Retirement Choices at 2035 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	13.98	0.08	(0.64)	(0.56)	(0.15)	(0.09)	—	(0.24)	13.18	(4.09)	2.39		0.87		0.56		1		6
08-31-2014	12.09	0.13	1.93	2.06	(0.13)	(0.04)	—	(0.17)	13.98	17.09	14.45		0.99		0.99		—	[5]	9
08-31-2013[6]	11.26	0.11	1.02	1.13	(0.08)	(0.22)	—	(0.30)	12.09	10.18 [7]	14.79	[8]	1.02	[8]	0.97	[8]	—	[5]	5	[9]
CLASS R2
08-31-2015	13.98	0.24	(0.77)	(0.53)	(0.19)	(0.09)	—	(0.28)	13.17	(3.93)	2.16		0.67		1.71		—	[5]	6
08-31-2014	12.09	0.16	1.93	2.09	(0.16)	(0.04)	—	(0.20)	13.98	17.36	13.50		0.74		1.21		—	[5]	9
08-31-2013[6]	11.26	0.14	1.02	1.16	(0.11)	(0.22)	—	(0.33)	12.09	10.45 [7]	14.55	[8]	0.77	[8]	1.22	[8]	—	[5]	5	[9]
CLASS R4
08-31-2015	14.03	0.24	(0.74)	(0.50)	(0.22)	(0.09)	—	(0.31)	13.22	(3.68)	4.29		0.40		1.72		—	[5]	6
08-31-2014	12.13	0.20	1.93	2.13	(0.19)	(0.04)	—	(0.23)	14.03	17.66	13.87		0.49		1.50		—	[5]	9
08-31-2013	11.29	0.17	1.02	1.19	(0.13)	(0.22)	—	(0.35)	12.13	10.78	19.89		0.52		1.45		—	[5]	5
08-31-2012[10]	11.23	0.01	0.05	0.06	—	—	—	—	11.29	0.53 [7]	21.34	[8]	0.49	[8]	0.25	[8]	—	[5]	128	[11]
Class R6
08-31-2015	13.99	0.24	(0.71)	(0.47)	(0.25)	(0.09)	—	(0.34)	13.18	(3.46)	1.29		0.21		1.76		—	[5]	6
08-31-2014	12.09	0.23	1.93	2.16	(0.22)	(0.04)	—	(0.26)	13.99	18.00	7.52		0.24		1.73		—	[5]	9
08-31-2013[6]	11.26	0.19	1.02	1.21	(0.16)	(0.22)	—	(0.38)	12.09	10.99 [7]	13.42	[8]	0.27	[8]	1.65	[8]	—	[5]	5	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, 0.10% - 0.63% and 0.48% - 0.56% for the years ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

79

Retirement Choices at 2030 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	13.64	0.17	(0.67)	(0.50)	(0.14)	(0.08)	—	(0.22)	12.92	(3.70)	3.12		0.92		1.23		—	[5]	7
08-31-2014	11.94	0.13	1.73	1.86	(0.13)	(0.03)	—	(0.16)	13.64	15.65	14.74		1.02		1.01		—	[5]	9
08-31-2013[6]	11.26	0.12	0.85	0.97	(0.08)	(0.21)	—	(0.29)	11.94	8.75 [7]	14.92	[8]	1.04	[8]	1.01	[8]	—	[5]	6	[9]
CLASS R2
08-31-2015	13.65	0.29	(0.76)	(0.47)	(0.18)	(0.08)	—	(0.26)	12.92	(3.53)	2.20		0.74		2.10		—	[5]	7
08-31-2014	11.94	0.10	1.80	1.90	(0.16)	(0.03)	—	(0.19)	13.65	16.01	7.63		0.77		0.76		—	[5]	9
08-31-2013[6]	11.26	0.15	0.85	1.00	(0.11)	(0.21)	—	(0.32)	11.94	9.02 [7]	14.67	[8]	0.79	[8]	1.26	[8]	—	[5]	6	[9]
CLASS R4
08-31-2015	13.69	0.23	(0.66)	(0.43)	(0.21)	(0.08)	—	(0.29)	12.97	(3.21)	4.41		0.43		1.71		—	[5]	7
08-31-2014	11.98	0.20	1.73	1.93	(0.19)	(0.03)	—	(0.22)	13.69	16.23	14.14		0.52		1.51		—	[5]	9
08-31-2013	11.29	0.18	0.85	1.03	(0.13)	(0.21)	—	(0.34)	11.98	9.35	19.82		0.54		1.49		—	[5]	6
08-31-2012[10]	11.21	0.01	0.07	0.08	—	—	—	—	11.29	0.71 [7]	21.28	[8]	0.52	[8]	0.33	[8]	—	[5]	122	[11]
Class R6
08-31-2015	13.64	0.19	(0.59)	(0.40)	(0.24)	(0.08)	—	(0.32)	12.92	(2.99)	1.21		0.24		1.42		1		7
08-31-2014	11.94	0.23	1.72	1.95	(0.22)	(0.03)	—	(0.25)	13.64	16.48	5.76		0.27		1.82		—	[5]	9
08-31-2013[6]	11.26	0.18	0.87	1.05	(0.16)	(0.21)	—	(0.37)	11.94	9.55 [7]	11.95	[8]	0.29	[8]	1.59	[8]	—	[5]	6	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, 0.10% - 0.63% and 0.48% - 0.56% for the years ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

80

Retirement Choices at 2025 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	13.09	0.18	(0.55)	(0.37)	(0.13)	(0.07)	—	(0.20)	12.52	(2.88)	3.61		0.99		1.38		—	[5]	9
08-31-2014	11.71	0.13	1.40	1.53	(0.12)	(0.03)	—	(0.15)	13.09	13.13	15.21		1.08		1.03		—	[5]	13
08-31-2013[6]	11.29	0.12	0.59	0.71	(0.07)	(0.22)	—	(0.29)	11.71	6.40 [7]	15.15	[8]	1.09	[8]	1.04	[8]	—	[5]	9	[9]
CLASS R2
08-31-2015	13.09	0.19	(0.52)	(0.33)	(0.16)	(0.07)	—	(0.23)	12.53	(2.56)	4.41		0.65		1.49		—	[5]	9
08-31-2014	11.71	0.16	1.40	1.56	(0.15)	(0.03)	—	(0.18)	13.09	13.40	15.08		0.83		1.28		—	[5]	13
08-31-2013[6]	11.29	0.15	0.59	0.74	(0.10)	(0.22)	—	(0.32)	11.71	6.67 [7]	14.91	[8]	0.84	[8]	1.30	[8]	—	[5]	9	[9]
CLASS R4
08-31-2015	13.12	0.22	(0.53)	(0.31)	(0.19)	(0.07)	—	(0.26)	12.55	(2.39)	4.62		0.50		1.71		—	[5]	9
08-31-2014	11.74	0.19	1.40	1.59	(0.18)	(0.03)	—	(0.21)	13.12	13.63	14.64		0.58		1.53		—	[5]	13
08-31-2013	11.31	0.18	0.60	0.78	(0.13)	(0.22)	—	(0.35)	11.74	7.01	20.24		0.59		1.53		—	[5]	9
08-31-2012[10]	11.18	0.02	0.11	0.13	—	—	—	—	11.31	1.16 [7]	21.16	[8]	0.55	[8]	0.49	[8]	—	[5]	123	[11]
Class R6
08-31-2015	13.09	0.22	(0.49)	(0.27)	(0.23)	(0.07)	—	(0.30)	12.52	(2.16)	1.14		0.30		1.70		1		9
08-31-2014	11.71	0.22	1.40	1.62	(0.21)	(0.03)	—	(0.24)	13.09	13.94	3.15		0.33		1.77		1		13
08-31-2013[6]	11.29	0.19	0.61	0.80	(0.16)	(0.22)	—	(0.38)	11.71	7.19 [7]	10.94	[8]	0.34	[8]	1.62	[8]	1		9	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, 0.10% - 0.63% and 0.48% - 0.56% for the years ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

81

Retirement Choices at 2020 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	12.36	0.15	(0.38)	(0.23)	(0.12)	(0.09)	—	(0.21)	11.92	(1.88)	4.84		0.99		1.25		—	[5]	13
08-31-2014	11.40	0.12	0.99	1.11	(0.11)	(0.04)	—	(0.15)	12.36	9.78	15.97		1.15		1.02		—	[5]	16
08-31-2013[6]	11.30	0.12	0.24	0.36	(0.07)	(0.19)	—	(0.26)	11.40	3.18 [7]	15.47	[8]	1.16	[8]	1.02	[8]	—	[5]	11	[9]
CLASS R2
08-31-2015	12.37	0.15	(0.37)	(0.22)	(0.15)	(0.09)	—	(0.24)	11.91	(1.80)	1.91		0.88		1.27		1		13
08-31-2014	11.40	0.13	1.02	1.15	(0.14)	(0.04)	—	(0.18)	12.37	10.13	10.59		0.90		1.07		—	[5]	16
08-31-2013[6]	11.30	0.15	0.24	0.39	(0.10)	(0.19)	—	(0.29)	11.40	3.44 [7]	15.22	[8]	0.91	[8]	1.27	[8]	—	[5]	11	[9]
CLASS R4
08-31-2015	12.38	0.20	(0.38)	(0.18)	(0.18)	(0.09)	—	(0.27)	11.93	(1.47)	4.93		0.57		1.65		—	[5]	13
08-31-2014	11.41	0.18	1.00	1.18	(0.17)	(0.04)	—	(0.21)	12.38	10.39	15.33		0.65		1.52		—	[5]	16
08-31-2013	11.31	0.17	0.24	0.41	(0.12)	(0.19)	—	(0.31)	11.41	3.69	20.55		0.66		1.50		—	[5]	11
08-31-2012[10]	11.13	0.03	0.15	0.18	—	—	—	—	11.31	1.62 [7]	21.05	[8]	0.60	[8]	0.76	[8]	—	[5]	127	[11]
Class R6
08-31-2015	12.36	0.22	(0.37)	(0.15)	(0.21)	(0.09)	—	(0.30)	11.91	(1.23)	1.35		0.38		1.77		—	[5]	13
08-31-2014	11.40	0.21	0.99	1.20	(0.20)	(0.04)	—	(0.24)	12.36	10.59	4.41		0.40		1.75		—	[5]	16
08-31-2013[6]	11.30	0.19	0.25	0.44	(0.15)	(0.19)	—	(0.34)	11.40	3.95 [7]	12.08	[8]	0.41	[8]	1.71	[8]	—	[5]	11	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, 0.10% - 0.63% and 0.48% - 0.56% for the years ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

82

Retirement Choices at 2015 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	11.50	0.12	(0.19)	(0.07)	(0.11)	(0.09)	—	(0.20)	11.23	(0.63)	5.44		1.06		1.05		—	[5]	32
08-31-2014	10.98	0.10	0.55	0.65	(0.09)	(0.04)	—	(0.13)	11.50	5.95	16.81		1.25		0.91		—	[5]	22
08-31-2013[6]	11.26	0.11	(0.14)	(0.03)	(0.07)	(0.18)	—	(0.25)	10.98	(0.30)[7]	15.88	[8]	1.25	[8]	0.93	[8]	—	[5]	27	[9]
CLASS R2
08-31-2015	11.50	0.14	(0.18)	(0.04)	(0.14)	(0.09)	—	(0.23)	11.23	(0.38)	4.59		0.82		1.24		—	[5]	32
08-31-2014	10.98	0.13	0.55	0.68	(0.12)	(0.04)	—	(0.16)	11.50	6.22	16.81		1.00		1.16		—	[5]	22
08-31-2013[6]	11.26	0.13	(0.13)	—	(0.10)	(0.18)	—	(0.28)	10.98	(0.05)[7]	15.64	[8]	1.00	[8]	1.18	[8]	—	[5]	27	[9]
CLASS R4
08-31-2015	11.50	0.17	(0.19)	(0.02)	(0.17)	(0.09)	—	(0.26)	11.22	(0.22)	5.29		0.65		1.46		—	[5]	32
08-31-2014	10.98	0.16	0.55	0.71	(0.15)	(0.04)	—	(0.19)	11.50	6.48	16.19		0.75		1.42		—	[5]	22
08-31-2013	11.26	0.16	(0.14)	0.02	(0.12)	(0.18)	—	(0.30)	10.98	0.20	21.18		0.75		1.42		—	[5]	27
08-31-2012[10]	11.03	0.04	0.19	0.23	—	—	—	—	11.26	2.09 [7]	20.89	[8]	0.66	[8]	1.04	[8]	—	[5]	133	[11]
Class R6
08-31-2015	11.51	0.19	(0.19)	—	(0.20)	(0.09)	—	(0.29)	11.22	(0.05)	2.82		0.46		1.65		—	[5]	32
08-31-2014	10.98	0.19	0.56	0.75	(0.18)	(0.04)	—	(0.22)	11.51	6.84	8.15		0.50		1.66		—	[5]	22
08-31-2013[6]	11.26	0.18	(0.13)	0.05	(0.15)	(0.18)	—	(0.33)	10.98	0.45 [7]	12.19	[8]	0.50	[8]	1.64	[8]	—	[5]	27	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, 0.10% - 0.63% and 0.48% - 0.56% for the years ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

83

Retirement Choices at 2010 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS R1
08-31-2015	11.24	0.10	(0.19)	(0.09)	(0.08)	(0.03)	—	(0.11)	11.04	(0.79)	4.86		1.10		0.85		—	[5]	30
08-31-2014	10.85	0.07	0.40	0.47	(0.07)	(0.01)	—	(0.08)	11.24	4.35	17.28		1.27		0.66		—	[5]	26
08-31-2013[6]	11.21	0.08	(0.19)	(0.11)	(0.06)	(0.19)	—	(0.25)	10.85	(1.03)[7]	16.02	[8]	1.28	[8]	0.73	[8]	—	[5]	46	[9]
CLASS R2
08-31-2015	11.24	0.12	(0.20)	(0.08)	(0.11)	(0.03)	—	(0.14)	11.02	(0.73)	2.94		0.94		1.03		—	[5]	30
08-31-2014	10.85	0.09	0.41	0.50	(0.10)	(0.01)	—	(0.11)	11.24	4.62	11.28		1.02		0.83		—	[5]	26
08-31-2013[6]	11.21	0.11	(0.19)	(0.08)	(0.09)	(0.19)	—	(0.28)	10.85	(0.78)[7]	15.78	[8]	1.03	[8]	0.98	[8]	—	[5]	46	[9]
CLASS R4
08-31-2015	11.23	0.15	(0.19)	(0.04)	(0.14)	(0.03)	—	(0.17)	11.02	(0.39)	5.37		0.66		1.31		—	[5]	30
08-31-2014	10.84	0.13	0.40	0.53	(0.13)	(0.01)	—	(0.14)	11.23	4.88	16.41		0.77		1.16		—	[5]	26
08-31-2013	11.20	0.13	(0.18)	(0.05)	(0.12)	(0.19)	—	(0.31)	10.84	(0.53)	21.14		0.78		1.21		—	[5]	46
08-31-2012[10]	10.96	0.04	0.20	0.24	—	—	—	—	11.20	2.19 [7]	20.84	[8]	0.69	[8]	1.06	[8]	—	[5]	148	[11]
Class R6
08-31-2015	11.23	0.16	(0.16)	—	(0.17)	(0.03)	—	(0.20)	11.03	(0.05)	2.37		0.47		1.41		—	[5]	30
08-31-2014	10.85	0.16	0.38	0.54	(0.15)	(0.01)	—	(0.16)	11.23	5.05	10.91		0.52		1.41		—	[5]	26
08-31-2013[6]	11.21	0.16	(0.18)	(0.02)	(0.15)	(0.19)	—	(0.34)	10.85	(0.28)[7]	14.94	[8]	0.53	[8]	1.48	[8]	—	[5]	46	[9]

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.65%, 0.08% - 0.65%, 0.10% - 0.65%, 0.10% - 0.63% and 0.48% - 0.56% for the years ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

5	Less than $500,000.
6	The inception date for Class R1, Class R2 and Class R6 shares is 9-4-12.
7	Not annualized.
8	Annualized.
9	Portfolio turnover is shown for the period from 9-1-12 to 8-31-13.
10	The inception date for Class R4 shares is 5-1-12.
11	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.

84

Underlying fund information

The funds invest primarily in underlying funds. Therefore, each fund's investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund's prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.

As of October 31, 2015, the funds allocated assets to the underlying funds stated below.

Retirement Choices at 2055 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR® Fund
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility ETF
PowerShares Senior Loan Portfolio ETF
SPDR® Barclays Capital High Yield Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard Total Bond Market ETF

Retirement Choices at 2050 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR® Fund
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility ETF
PowerShares Senior Loan Portfolio ETF
SPDR® Barclays Capital High Yield Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Health Care ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard Total Bond Market ETF

Retirement Choices at 2045 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR® Fund
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility ETF
PowerShares Senior Loan Portfolio ETF
SPDR® Barclays Capital High Yield Bond ETF
SPDR® Barclays Capital Short-Term Corporate Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Health Care ETF

85

Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard Total Bond Market ETF

Retirement Choices at 2040 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR® Fund
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility ETF
PowerShares Senior Loan Portfolio ETF
SPDR® Barclays Capital High Yield Bond ETF
SPDR® Barclays Capital Short-Term Corporate Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Health Care ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard Total Bond Market ETF

Retirement Choices at 2035 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR® Fund
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility ETF
PowerShares Senior Loan Portfolio ETF
SPDR® Barclays Capital High Yield Bond ETF
SPDR® Barclays Capital Short-Term Corporate Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Health Care ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard Short-Term Corporate Bond Index ETF
Vanguard Total Bond Market ETF

Retirement Choices at 2030 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR® Fund
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility ETF
PowerShares Senior Loan Portfolio ETF

86

SPDR® Barclays Capital High Yield Bond ETF
SPDR® Barclays Capital Short-Term Corporate Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Health Care ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard Short-Term Bond ETF
Vanguard Short-Term Corporate Bond Index ETF
Vanguard Total Bond Market ETF

Retirement Choices at 2025 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR® Fund
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility ETF
PowerShares Senior Loan Portfolio ETF
SPDR® Barclays Capital High Yield Bond ETF
SPDR® Barclays Capital Short-Term Corporate Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Health Care ETF
vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard Short-Term Bond ETF
Vanguard Short-Term Corporate Bond Index ETF
Vanguard Total Bond Market ETF

Retirement Choices at 2020 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR® Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility ETF
PowerShares Senior Loan Portfolio ETF
SPDR® Barclays Capital High Yield Bond ETF
SPDR® Barclays Capital Short-Term Corporate Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Health Care ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard Short-Term Bond ETF

87

Vanguard Short-Term Corporate Bond Index ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Total Bond Market ETF

Retirement Choices at 2015 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR® Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio ETF
SPDR® Barclays Capital High Yield Bond ETF
SPDR® Barclays Capital Short-Term Corporate Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard MSCI Emerging Markets ETF
Vanguard Short-Term Bond ETF
Vanguard Short-Term Corporate Bond Index ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Total Bond Market ETF

Retirement Choices at 2010 Portfolio
Underlying fund:	Subadvisor:
Short Term Government Income Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio ETF
SPDR® Barclays Capital High Yield Bond ETF
SPDR® Barclays Capital Short Term Corporate Bond ETF
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard MSCI Emerging Markets ETF
Vanguard Short-Term Bond ETF
Vanguard Short-Term Corporate Bond Index ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Total Bond Market ETF

88

Your account

Choosing an eligible share class

Effective as of the close of business on January 21, 2016, Retirement Choices through 2010 Portfolio (RC 2010) will not accept orders from new investors to purchase shares of the fund. However, RC 2010 will remain open to purchases and redemptions from existing shareholders until April 22, 2016. Effective as of April 22, 2016, RC 2010 will not accept order from new or existing shareholders.

Each share class has its own cost structure. Except for Class R6 shares, each share class has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution, and service of its shares. Your financial representative can help you decide which share class you are eligible to buy and is best for you. Each class's eligibility guidelines are described below.

Class R1, Class R2, and Class R4 shares

Class R1, Class R2 and Class R4 shares are available to certain types of investors, as noted below:

■

Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■

Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■

Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R1, Class R2, and Class R4 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.

Class R6 shares

Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See "Opening an account.")

■

Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■

Endowment funds and foundations

■

Any state, county, or city, or its instrumentality, department, authority, or agency

■

457 plans, including 457(a) governmental entity plans and tax-exempt plans

■

Accounts registered to insurance companies, trust companies, and bank trust departments

■

Investment companies, both affiliated and not affiliated with the advisor

■

Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■

Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares may not be available through certain investment dealers.

The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.

Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.

Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Class R6 shares are also not available to retail, advisory fee-based wrap programs, or advisor-sold, donor-advised funds.

Class cost structure

Class R1 shares

■

No front-end or deferred sales charges; all your money goes to work for you right away

■

Rule 12b-1 fees of 0.50%

Class R2 shares

■

No front-end or deferred sales charges; all your money goes to work for you right away

■

Rule 12b-1 fees of 0.25%

Class R4 shares

■

No front-end or deferred sales charges; all your money goes to work for you right away

■

Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2016)

Class R6 shares

■

No front-end or deferred sales charges; all your money goes to work for you right away

■

No Rule 12b-1 fees

Rule 12b-1 fees

Rule 12b-1 fees, if applicable, will be paid to the fund's distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of, the shares of the class, and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Class R service plan

In addition to the Rule 12b-1 plans, the fund has adopted plans for Class R1, Class R2, and Class R4 shares that authorize the fund to pay affiliated and

89

unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund's share class held by plan participants and is up to 0.25% for Class R1 shares, 0.25% for Class R2 shares, and 0.10% for Class R4 shares.

The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Each fund is designed so that it can qualify as a qualified default investment alternative (QDIA) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to ERISA. Your retirement plan fiduciary, and not the funds or their investment advisor, is responsible for determining whether the fund qualifies as a QDIA.

Additional payments to financial intermediaries

Class R1, Class R2, and Class R4 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■

directly, by the payment of sales commissions, if any; and

■

indirectly, as a result of the fund paying Rule 12b-1 fees.

No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor's efforts to promote the sale of the fund's shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.

Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor's own resources.

These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor's efforts to promote the sale of the fund's shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund's net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing, or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies is eligible to receive ongoing compensation (rollover compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John Hancock funds. The rollover compensation is paid from a fund's Rule 12b-1 fees to the plan's broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund) under the rollover program. Rollover compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

Opening an account

1

Read this prospectus carefully.

2

Determine if you are eligible by referring to "Choosing an eligible share class."

3

Determine how much you want to invest. There is no minimum initial investment to purchase Class R1, Class R2, and Class R4 shares. The minimum initial investments for Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; or (ii) Trustees, employees of the advisor or its affiliates, and members of the fund's portfolio management team.

4

All Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 888-972-8696.

5

Eligible retirement plans generally may open an account and purchase Class R1, Class R2 and Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R1, Class R2 and Class R4

90

shares of the fund. Additional shares may be purchased through a retirement plan's administrator or recordkeeper.

6

For Class R6 shares, make your initial investment using the instructions under "Buying shares." You and your financial representative can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

91

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

■

Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Signature Services to request an exchange.

■

Log on to the website below to process exchanges between funds.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

By wire

■

Deliver your completed application to your financial representative or mail it to Signature Services.

■

Obtain your account number by calling your financial representative or Signature Services.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

■

Complete the "To purchase, exchange, or redeem shares via telephone" and "Bank information" sections on your account application.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

Call your financial representative or call Signature Services between
8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

92

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
■ Sales of any amount

■

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

■

Include all signatures and any additional documents that may be required (see the next page).

■

Mail the materials to Signature Services (address below).

■

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

■

Certain requests will require a Medallion signature guarantee. Please refer to "Selling shares in writing" on the next page.

By phone

Amounts up to $5 million:

■

Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

■

To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial representative.

■

Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to "Selling shares in writing."

By wire or electronic funds transfer (EFT)
■ Requests by letter to sell any amount ■ Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

■

To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

■

Amounts of $5 million or more will be wired.

■

Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
■ Sales of any amount

■

Obtain a current prospectus for the fund into which you are exchanging by accessing the fund's website, or by calling your financial representative or Signature Services.

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

93

Class R6 shares

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■

your address of record has changed within the past 30 days;

■

you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■

you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■

you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

■

Letter of instruction

■

On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

■

Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

■

Letter of instruction

■

Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

■

On the letter and the resolution, the signature of the person(s) authorized to sign for the account

■

Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

■

Letter of instruction

■

On the letter, the signature(s) of the trustee(s)

■

Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

■

Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	■ Letter of instruction signed by surviving tenant(s) ■ Copy of the death certificate ■ Medallion signature guarantee, if applicable (see above) ■ Inheritance tax waiver, if applicable
Executors of shareholder estates

■

Letter of instruction signed by the executor

■

Copy of the order appointing executor, certified within the past 12 months

■

Medallion signature guarantee, if applicable (see above)

■

Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	■ Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

94

Transaction policies

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

Valuation of shares

The net asset value (NAV) per share for the fund and share class is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M. Eastern time on each business day the NYSE is open). Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund's NAV is not calculated. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair-value pricing and the effects of doing so.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund's Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is valued at the price on the exchange where the security was acquired or most likely will be sold. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.

If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund's Pricing Committee, and the actual calculation of a security's fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund's NAV reflects the fair market value of the fund's portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund's investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund's NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests, if available for your share class, may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class R6 shares of one John Hancock fund for Class R6 shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.

You may exchange your Class R1, Class R2,  or Class R4 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.

The registration for both accounts involved in an exchange must be identical.

Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.

95

In addition, (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund's portfolio management team, may make a conversion of Class A shares also owned by the investor in the same fund to Class R6 shares, or if Class R6 shares are unavailable, Class I shares of that fund.

Conversion of Class A shares to Class R6 or Class I shares of the same fund in these particular circumstances does not cause the investor to recognize taxable gain or loss.  For further details, see "Additional information concerning taxes" in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days' written notice to its shareholders. For further details, see "Additional services and programs" in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund's portfolio, or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund's shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular

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underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund's request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund's policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund's ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■

A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of securities" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■

A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■

A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of securities" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.

Dividends and account policies

Account statements

For Class R6 shares, in general, you will receive account statements as follows:

■

after every transaction (except a dividend reinvestment) that affects your account balance

■

after any changes of name or address of the registered owner(s)

■

in all other circumstances, every quarter

For Class R1, Class R2 and Class R4 shares, you will receive account statements from your plan's recordkeeper.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R1, Class R2 and Class R4 shares, this information statement will be mailed by your plan's recordkeeper.

Dividends

Each fund generally declares and pays dividend income at least annually. Capital gains, if any, are distributed at least annually, typically after the end of the fund's fiscal year.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable

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as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on a fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The holdings of each fund will be posted to the website, jhinvestments.com, no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. The holdings of each fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund's fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund's fiscal year. Each fund's Form N-CSR and Form N-Q will contain the fund's holdings as of the applicable fiscal quarter end. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the SAI.

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For more information

Two documents are available that offer further information on the fund:

Annual/semiannual report to shareholders

Includes financial statements, a discussion of the market conditions, and investment strategies that significantly affected the funds' performance, as well as the auditor's report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund's policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents or request other information

There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:

Online: jhinvestments.com

By mail:
John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

By EASI-Line: 800-597-1897 for Class R6 shares

By phone: 888-972-8696 for Class R1, Class R2, Class R4, and Class R6 shares

By TTY: 800-231-5469 for Class R6 shares

You can also view or obtain copies of these documents through the SEC:

Online: sec.gov

By email (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC's Public Reference Room in Washington, DC

For access to the Reference Room, call 202-551-8090.

© 2016 JOHN HANCOCK FUNDS, LLC RC0PN 1/1/16 SEC file number: 811-21779

John Hancock Retirement Living Portfolios

Prospectus 1/1/16

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Retirement Living through 2055 Portfolio	JLKLX	JHRTX	JLKMX	JLKNX	JLKPX	JLKQX	JLKSX	JLKTX
Retirement Living through 2050 Portfolio	JLKAX	JHRPX	JLKDX	JLKEX	JLKFX	JLKGX	JLKHX	JLKRX
Retirement Living through 2045 Portfolio	JLJAX	JHROX	JLJDX	JLJEX	JLJFX	JLJGX	JLJHX	JLJIX
Retirement Living through 2040 Portfolio	JLIAX	JHRDX	JLIDX	JLIEX	JLIFX	JLIGX	JLIHX	JLIIX
Retirement Living through 2035 Portfolio	JLHAX	JHRMX	JLHDX	JLHEX	JLHFX	JLHGX	JLHHX	JLHIX
Retirement Living through 2030 Portfolio	JLFAX	JHRGX	JLFDX	JLFEX	JLFFX	JLFGX	JLFHX	JLFIX
Retirement Living through 2025 Portfolio	JLEAX	JHRNX	JLEDX	JLEEX	JLEFX	JLEGX	JLEHX	JLEIX
Retirement Living through 2020 Portfolio	JLDAX	JHRVX	JLDDX	JLDEX	JLDFX	JLDGX	JLDHX	JLDIX
Retirement Living through 2015 Portfolio	JLBAX	JHREX	JLBDX	JLBKX	JLBFX	JLBGX	JLBHX	JLBJX
Retirement Living through 2010 Portfolio	JLAAX	JHRLX	JLADX	JLAEX	JLAFX	JLAGX	JLAHX	JLAIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Fund summary
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.

2	John Hancock Retirement Living through 2055 Portfolio
8	John Hancock Retirement Living through 2050 Portfolio
15	John Hancock Retirement Living through 2045 Portfolio
21	John Hancock Retirement Living through 2040 Portfolio
27	John Hancock Retirement Living through 2035 Portfolio
33	John Hancock Retirement Living through 2030 Portfolio
39	John Hancock Retirement Living through 2025 Portfolio
45	John Hancock Retirement Living through 2020 Portfolio
51	John Hancock Retirement Living through 2015 Portfolio
57	John Hancock Retirement Living through 2010 Portfolio
Fund details
More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

64	Principal investment strategies
65	Other permitted investments
65	Principal risks of investing in the funds of funds
68	Principal risks of investing in the underlying funds
74	Who's who
78	Financial highlights
88	Underlying fund information
Your account
How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

99	Choosing an eligible share class
99	Class cost structure
101	How sales charges are calculated
101	Sales charge reductions and waivers
103	Opening an account
104	Information for plan participants
105	Buying shares
108	Selling shares
114	Transaction policies
116	Dividends and account policies
117	Additional investor services
For more information See back cover

Fund summary

John Hancock Retirement Living through 2055 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1		R2		R3		R4		R5		R6
Management fee	0.07	0.07		0.07		0.07		0.07		0.07		0.07		0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50		0.25		0.50		0.25		0.00		0.00
Other expenses
Service plan fee	0.00	0.00		0.25	[1]	0.25	[1]	0.15	[1]	0.10	[1]	0.05	[1]	0.00
Additional other expenses	1.14	1.13		1.03		1.03		1.03		1.03		1.03		1.03
Total other expenses [2]	1.14	1.13	[3]	1.28		1.28		1.18		1.13		1.08		1.03
Acquired fund fees and expenses [4]	0.75	0.75		0.75		0.75		0.75		0.75		0.75		0.75
Total annual fund operating expenses [5]	2.26	1.95		2.60		2.35		2.50		2.20		1.90		1.85
Contractual expense reimbursement [6]	–1.16	–1.16		–1.18		–1.18		–1.18		–1.28	[7]	–1.18		–1.18
Total annual fund operating expenses after expense reimbursements	1.10	0.79		1.42		1.17		1.32		0.92		0.72		0.67

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	607	81	145	119	134	94	74	68
3 years	1,065	500	696	620	666	565	482	467
5 years	1,549	944	1,275	1,148	1,224	1,062	917	890
10 years	2,880	2,181	2,847	2,595	2,747	2,433	2,126	2,072

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 18% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2055.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2055 Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related

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to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

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Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has less than a full calendar year of performance, there is no past performance to report.

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

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Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through 2050 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1		R2		R3		R4		R5		R6
Management fee	0.07	0.07		0.07		0.07		0.07		0.07		0.07		0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50		0.25		0.50		0.25		0.00		0.00
Other expenses
Service plan fee	0.00	0.00		0.25	[1]	0.25	[1]	0.15	[1]	0.10	[1]	0.05	[1]	0.00
Additional other expenses	0.21	0.20		0.10		0.10		0.10		0.10		0.11		0.10
Total other expenses [2]	0.21	0.20	[3]	0.35		0.35		0.25		0.20		0.16		0.10
Acquired fund fees and expenses [4]	0.75	0.75		0.75		0.75		0.75		0.75		0.75		0.75
Total annual fund operating expenses [5]	1.33	1.02		1.67		1.42		1.57		1.27		0.98		0.92
Contractual expense reimbursement [6]	–0.23	–0.23		–0.25		–0.25		–0.25		–0.35	[7]	–0.26		–0.25
Total annual fund operating expenses after expense reimbursements	1.10	0.79		1.42		1.17		1.32		0.92		0.72		0.67

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	607	81	145	119	134	94	74	68
3 years	879	302	502	425	471	368	286	268
5 years	1,171	541	884	753	832	663	516	485
10 years	2,002	1,227	1,955	1,680	1,846	1,503	1,178	1,108

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2050 Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related

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to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

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Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 67% Russell 3000 Index, 28% MSCI ACWI ex-US Index, 4% Barclays U.S. Aggregate Bond Index, and 1% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class 1 and Class I shares commenced operations on April 29, 2011, and March 27, 2015, respectively. Class A, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares commenced operations on March 1, 2012. Returns shown prior to the commencement date of Class A and Class I shares are those of Class 1 shares that have been recalculated to apply the actual or estimated gross fees and expenses of Class A and Class I shares.  Returns shown prior to the commencement date of Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares are those of Class 1 shares.  Returns for Class A, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

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Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –5.88%.
Best quarter: Q1 '12, 11.60%
Worst quarter: Q2 '12, –4.35%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (4/29/11)
Class A before tax	–0.11	5.94
after tax on distributions	–1.25	5.01
after tax on distributions, with sale	0.62	4.38
Class I	4.74	7.49
Class R1	4.89	7.52
Class R2	5.15	7.73
Class R3	5.00	7.60
Class R4	5.40	7.93
Class R5	5.61	8.10
Class R6	5.66	8.14
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	3.84
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	14.37
Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	7.46	9.87

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments

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may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through 2045 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1		R2	R3	R4		R5	R6
Management fee	0.07	0.07		0.07		0.07	0.07	0.07		0.07	0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50		0.25	0.50	0.25		0.00	0.00
Other expenses
Service plan fee	0.00	0.00		0.25	[1]	0.25	0.15	0.10		0.05	0.00
Additional other expenses	0.16	0.15		0.04		0.04	0.05	0.05		0.05	0.05
Total other expenses [2]	0.16	0.15	[3]	0.29		0.29	0.20	0.15		0.10	0.05
Acquired fund fees and expenses [4]	0.75	0.75		0.75		0.75	0.75	0.75		0.75	0.75
Total annual fund operating expenses [5]	1.28	0.97		1.61		1.36	1.52	1.22		0.92	0.87
Contractual expense reimbursement [6]	–0.20	–0.20		–0.21		–0.21	–0.22	–0.32	[7]	–0.22	–0.22
Total annual fund operating expenses after expense reimbursements	1.08	0.77		1.40		1.15	1.30	0.90		0.70	0.65

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the share class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	605	79	143	117	132	92	72	66
3 years	867	289	488	410	459	356	271	256
5 years	1,149	517	856	725	808	640	488	461
10 years	1,951	1,171	1,893	1,617	1,794	1,449	1,111	1,052

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Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2045 Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

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The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 67% Russell 3000 Index, 28% MSCI ACWI ex-US Index, 4% Barclays U.S. Aggregate Bond Index, and 1% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class A shares commenced operations on October 30, 2006. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 2, 2012, and March 27, 2015, respectively.  Returns prior to a share class's commencement date are those of Class A shares that have been recalculated to apply the actual or estimated gross fees and expenses of that class.  Returns for Class I, Class R2, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –5.85%.
Best quarter: Q2 '09, 20.87%
Worst quarter: Q4 '08, –23.33%

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Average annual total returns (%)—as of 12/31/14	1 year	5 year	Since inception (10/30/06)
Class A before tax	–0.07	9.13	4.45
after tax on distributions	–1.46	8.21	3.66
after tax on distributions, with sale	0.83	7.15	3.39
Class I	4.72	9.82	4.69
Class R1	4.81	10.01	4.87
Class R2	5.14	9.46	3.96
Class R3	5.01	10.14	4.98
Class R4	5.40	10.50	5.30
Class R5	5.59	10.76	5.59
Class R6	5.65	10.22	4.65
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.45	5.06
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	15.45	7.33
Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	7.46	12.07	6.20

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through 2040 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1	R2		R3	R4		R5	R6
Management fee	0.07	0.07		0.07	0.07		0.07	0.07		0.07	0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50	0.25		0.50	0.25		0.00	0.00
Other expenses
Service plan fee	0.00	0.00		0.25	0.25	[1]	0.15	0.10		0.05	0.00
Additional other expenses	0.16	0.15		0.05	0.04		0.05	0.05		0.05	0.05
Total other expenses [2]	0.16	0.15	[3]	0.30	0.29		0.20	0.15		0.10	0.05
Acquired fund fees and expenses [4]	0.75	0.75		0.75	0.75		0.75	0.75		0.75	0.75
Total annual fund operating expenses [5]	1.28	0.97		1.62	1.36		1.52	1.22		0.92	0.87
Contractual expense reimbursement [6]	–0.20	–0.20		–0.22	–0.21		–0.22	–0.32	[7]	–0.22	–0.22
Total annual fund operating expenses after expense reimbursements	1.08	0.77		1.40	1.15		1.30	0.90		0.70	0.65

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the share class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	605	79	143	117	132	92	72	66
3 years	867	289	490	410	459	356	271	256
5 years	1,149	517	861	725	808	640	488	461
10 years	1,951	1,171	1,903	1,617	1,794	1,449	1,111	1,052

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Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2040 Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

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The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 67% Russell 3000 Index, 28% MSCI ACWI ex-US Index, 4% Barclays U.S. Aggregate Bond Index, and 1% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class A shares commenced operations on October 30, 2006. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 2, 2012, and March 27, 2015, respectively.  Returns prior to a share class's commencement date are those of Class A shares that have been recalculated to apply the actual or estimated gross fees and expenses of that class.  Returns for Class I, Class R2, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –5.89%.
Best quarter: Q2 '09, 20.87%
Worst quarter: Q4 '08, –23.19%

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Average annual total returns (%)—as of 12/31/14	1 year	5 year	Since inception (10/30/06)
Class A before tax	–0.17	9.12	4.47
after tax on distributions	–1.52	8.23	3.70
after tax on distributions, with sale	0.74	7.14	3.40
Class I	4.67	9.82	4.72
Class R1	4.85	10.00	4.89
Class R2	5.08	9.57	4.17
Class R3	4.95	10.11	4.98
Class R4	5.35	10.49	5.32
Class R5	5.62	10.76	5.60
Class R6	5.59	10.21	4.66
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.45	5.06
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	15.45	7.33
Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	7.46	12.07	6.20
Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

26

John Hancock Retirement Living through 2035 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1	R2		R3	R4		R5	R6
Management fee	0.07	0.07		0.07	0.07		0.07	0.07		0.07	0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50	0.25		0.50	0.25		0.00	0.00
Other expenses
Service plan fee	0.00	0.00		0.25	0.25	[1]	0.15	0.10		0.05	0.00
Additional other expenses	0.16	0.15		0.05	0.05		0.05	0.05		0.05	0.05
Total other expenses [2]	0.16	0.15	[3]	0.30	0.30		0.20	0.15		0.10	0.05
Acquired fund fees and expenses [4]	0.75	0.75		0.75	0.75		0.75	0.75		0.75	0.75
Total annual fund operating expenses [5]	1.28	0.97		1.62	1.37		1.52	1.22		0.92	0.87
Contractual expense reimbursement [6]	–0.20	–0.20		–0.22	–0.22		–0.22	–0.32	[7]	–0.22	–0.22
Total annual fund operating expenses after expense reimbursements	1.08	0.77		1.40	1.15		1.30	0.90		0.70	0.65

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the share class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	605	79	143	117	132	92	72	66
3 years	867	289	490	412	459	356	271	256
5 years	1,149	517	861	729	808	640	488	461
10 years	1,951	1,171	1,903	1,627	1,794	1,449	1,111	1,052

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Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2035 Portfolio has a target asset allocation of 91% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

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The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 65% Russell 3000 Index, 28% MSCI ACWI ex-US Index, 6% Barclays U.S. Aggregate Bond Index, and 1% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class A shares commenced operations on October 30, 2006. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 2, 2012, and March 27, 2015, respectively.  Returns prior to a share class's commencement date are those of Class A shares that have been recalculated to apply the actual or estimated gross fees and expenses of that class.  Returns for Class I, Class R2, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –5.77%.
Best quarter: Q2 '09, 20.80%
Worst quarter: Q4 '08, –23.24%

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Average annual total returns (%)—as of 12/31/14	1 year	5 year	Since inception (10/30/06)
Class A before tax	–0.16	9.06	4.43
after tax on distributions	–1.49	8.19	3.70
after tax on distributions, with sale	0.73	7.09	3.38
Class I	4.66	9.76	4.68
Class R1	4.82	9.95	4.86
Class R2	5.15	9.52	4.13
Class R3	5.01	10.05	4.95
Class R4	5.40	10.47	5.31
Class R5	5.52	10.70	5.56
Class R6	5.66	10.23	4.74
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.45	5.06
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	15.45	7.33
Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	7.43	12.00	6.14

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through 2030 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1	R2		R3	R4		R5	R6
Management fee	0.07	0.07		0.07	0.07		0.07	0.07		0.07	0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50	0.25		0.50	0.25		0.00	0.00
Other expenses
Service plan fee	0.00	0.00		0.25	0.25	[1]	0.15	0.10		0.05	0.00
Additional other expenses	0.15	0.15		0.04	0.05		0.04	0.04		0.04	0.04
Total other expenses [2]	0.15	0.15	[3]	0.29	0.30		0.19	0.14		0.09	0.04
Acquired fund fees and expenses [4]	0.75	0.75		0.75	0.75		0.75	0.75		0.75	0.75
Total annual fund operating expenses [5]	1.27	0.97		1.61	1.37		1.51	1.21		0.91	0.86
Contractual expense reimbursement [6]	–0.20	–0.20		–0.21	–0.22		–0.21	–0.31	[7]	–0.21	–0.21
Total annual fund operating expenses after expense reimbursements	1.07	0.77		1.40	1.15		1.30	0.90		0.70	0.65

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the share class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	604	79	143	117	132	92	72	66
3 years	864	289	488	412	457	353	269	253
5 years	1,144	517	856	729	804	635	483	456
10 years	1,941	1,171	1,893	1,627	1,784	1,438	1,100	1,041

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Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2030 Portfolio has a target asset allocation of 83% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

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The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 60% Russell 3000 Index, 26% MSCI ACWI ex-US Index, 11% Barclays U.S. Aggregate Bond Index, and 3% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class A shares commenced operations on October 30, 2006. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 2, 2012, and March 27, 2015, respectively.  Returns prior to a share class's commencement date are those of Class A shares that have been recalculated to apply the actual or estimated gross fees and expenses of that class.  Returns for Class I, Class R2, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –5.45%.
Best quarter: Q2 '09, 20.66%
Worst quarter: Q4 '08, –23.12%

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Average annual total returns (%)—as of 12/31/14	1 year	5 year	Since inception (10/30/06)
Class A before tax	–0.17	8.77	4.22
after tax on distributions	–1.61	7.85	3.44
after tax on distributions, with sale	0.71	6.81	3.18
Class I	4.66	9.48	4.48
Class R1	4.84	9.65	4.62
Class R2	5.11	9.34	4.06
Class R3	4.94	9.75	4.71
Class R4	5.36	10.12	5.04
Class R5	5.56	10.42	5.32
Class R6	5.71	10.01	4.63
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.45	5.06
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	15.45	7.33
Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	7.29	11.58	5.91

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through 2025 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1	R2	R3	R4		R5	R6
Management fee	0.07	0.07		0.07	0.07	0.07	0.07		0.07	0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50	0.25	0.50	0.25		0.00	0.00
Other expenses
Service plan fee	0.00	0.00		0.25	0.25	0.15	0.10	[1]	0.05	0.00
Additional other expenses	0.15	0.15		0.04	0.05	0.05	0.05		0.04	0.04
Total other expenses [2]	0.15	0.15	[3]	0.29	0.30	0.20	0.15		0.09	0.04
Acquired fund fees and expenses [4]	0.74	0.74		0.74	0.74	0.74	0.74		0.74	0.74
Total annual fund operating expenses [5]	1.26	0.96		1.60	1.36	1.51	1.21		0.90	0.85
Contractual expense reimbursement [6]	–0.20	–0.20		–0.21	–0.22	–0.22	–0.32	[7]	–0.21	–0.21
Total annual fund operating expenses after expense reimbursements	1.06	0.76		1.39	1.14	1.29	0.89		0.69	0.64

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the share class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	603	78	142	116	131	91	70	65
3 years	861	286	484	409	456	352	266	250
5 years	1,139	511	851	724	803	634	478	451
10 years	1,930	1,160	1,882	1,616	1,783	1,438	1,089	1,030

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Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2025 Portfolio has a target asset allocation of 72% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

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The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 54% Russell 3000 Index, 23% MSCI ACWI ex-US Index, 18% Barclays U.S. Aggregate Bond Index, and 5% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class A shares commenced operations on October 30, 2006. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 2, 2012, and March 27, 2015, respectively.  Returns prior to a share class's commencement date are those of Class A shares that have been recalculated to apply the actual or estimated gross fees and expenses of that class.  Returns for Class I, Class R2, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –4.80%.
Best quarter: Q2 '09, 20.24%
Worst quarter: Q4 '08, –22.15%

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Average annual total returns (%)—as of 12/31/14	1 year	5 year	Since inception (10/30/06)
Class A before tax	–0.25	8.33	4.16
after tax on distributions	–1.71	7.35	3.30
after tax on distributions, with sale	0.64	6.39	3.07
Class I	4.55	9.03	4.42
Class R1	4.72	9.21	4.56
Class R2	4.98	8.88	4.00
Class R3	4.73	9.29	4.63
Class R4	5.14	9.67	4.98
Class R5	5.35	9.93	5.25
Class R6	5.41	9.54	4.59
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.45	5.06
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	15.45	7.33
Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	7.11	11	5.82

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through 2020 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1		R2		R3		R4		R5	R6
Management fee	0.07	0.07		0.07		0.07		0.07		0.07		0.07	0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50		0.25		0.50		0.25		0.00	0.00
Other expenses
Service plan fee	0.00	0.00		0.25	[1]	0.25	[1]	0.15	[1]	0.10		0.05	0.00
Additional other expenses	0.16	0.15		0.05		0.05		0.04		0.05		0.04	0.05
Total other expenses [2]	0.16	0.15	[3]	0.30		0.30		0.19		0.15		0.09	0.05
Acquired fund fees and expenses [4]	0.74	0.74		0.74		0.74		0.74		0.74		0.74	0.74
Total annual fund operating expenses [5]	1.27	0.96		1.61		1.36		1.50		1.21		0.90	0.86
Contractual expense reimbursement [6]	–0.22	–0.22		–0.24		–0.24		–0.23		–0.34	[7]	–0.23	–0.24
Total annual fund operating expenses after expense reimbursements	1.05	0.74		1.37		1.12		1.27		0.87		0.67	0.62

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the share class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.22% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	602	76	139	114	129	89	68	63
3 years	862	284	485	407	452	350	264	250
5 years	1,142	509	853	722	797	632	476	453
10 years	1,939	1,158	1,891	1,614	1,771	1,436	1,087	1,039

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Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 18% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2020 Portfolio has a target asset allocation of 60% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

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The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options,

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and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 46% Russell 3000 Index, 19% MSCI ACWI ex-US Index, 28% Barclays U.S. Aggregate Bond Index, and 7% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class A shares commenced operations on October 30, 2006. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 2, 2012, and March 27, 2015, respectively.  Returns prior to a share class's commencement date are those of Class A shares that have been recalculated to apply the actual or estimated gross fees and expenses of that class.  Returns for Class I, Class R2, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –4.14%.
Best quarter: Q2 '09, 19.54%
Worst quarter: Q4 '08, –20.72%

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Average annual total returns (%)—as of 12/31/14	1 year	5 year	Since inception (10/30/06)
Class A before tax	–0.65	7.63	4.10
after tax on distributions	–2.23	6.49	3.09
after tax on distributions, with sale	0.37	5.75	2.95
Class I	4.19	8.33	4.37
Class R1	4.35	8.52	4.52
Class R2	4.61	8.17	3.94
Class R3	4.45	8.62	4.61
Class R4	4.77	9.00	4.93
Class R5	5.07	9.28	5.23
Class R6	5.12	8.84	4.52
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.45	5.06
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	15.45	7.33
Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	6.85	10.21	5.74

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through 2015 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1	R2		R3	R4		R5	R6
Management fee	0.07	0.07		0.07	0.07		0.07	0.07		0.07	0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50	0.25		0.50	0.25		0.00	0.00
Other expenses
Service plan fee	0.00	0.00		0.25	0.25	[1]	0.15	0.10		0.05	0.00
Additional other expenses	0.17	0.16		0.05	0.05		0.05	0.05		0.05	0.05
Total other expenses [2]	0.17	0.16	[3]	0.30	0.30		0.20	0.15		0.10	0.05
Acquired fund fees and expenses [4]	0.74	0.74		0.74	0.74		0.74	0.74		0.74	0.74
Total annual fund operating expenses [5]	1.28	0.97		1.61	1.36		1.51	1.21		0.91	0.86
Contractual expense reimbursement [6]	–0.24	–0.24		–0.25	–0.25		–0.25	–0.35	[7]	–0.25	–0.25
Total annual fund operating expenses after expense reimbursements	1.04	0.73		1.36	1.11		1.26	0.86		0.66	0.61

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the share class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.24% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	601	75	138	113	128	88	67	62
3 years	863	285	484	406	453	349	265	249
5 years	1,145	513	853	721	800	631	479	452
10 years	1,948	1,168	1,890	1,613	1,780	1,435	1,097	1,038

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Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2015 Portfolio has a target asset allocation of 50% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Retirement Living Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

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The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Retirement Living Portfolios with more distant target dates, fixed-income risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit

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default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 38% Russell 3000 Index, 16% MSCI ACWI ex-US Index, 37% Barclays U.S. Aggregate Bond Index, and 9% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class A shares commenced operations on October 30, 2006. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 2, 2012, and March 27, 2015, respectively.  Returns prior to a share class's commencement date are those of Class A shares that have been recalculated to apply the actual or estimated gross fees and expenses of that class.  Returns for Class I, Class R2, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –3.65%.
Best quarter: Q2 '09, 18.12%
Worst quarter: Q4 '08, –19.31%

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Average annual total returns (%)—as of 12/31/14	1 year	5 year	Since inception (10/30/06)
Class A before tax	–0.92	7.03	3.97
after tax on distributions	–2.93	5.72	2.76
after tax on distributions, with sale	0.40	5.17	2.73
Class I	3.85	7.72	4.22
Class R1	3.91	7.88	4.38
Class R2	4.17	7.56	3.80
Class R3	4.02	7.99	4.46
Class R4	4.43	8.35	4.80
Class R5	4.63	8.62	5.08
Class R6	4.68	8.17	4.27
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.45	5.06
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	15.45	7.33
Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	6.60	9.27	5.69

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through 2010 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 101 to 103 of this prospectus under "Sales charge reductions and waivers" or pages 173 to 177 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I		R1		R2		R3	R4		R5	R6
Management fee	0.07	0.07		0.07		0.07		0.07	0.07		0.07	0.07
Distribution and service (Rule 12b-1) fees	0.30	0.00		0.50		0.25		0.50	0.25		0.00	0.00
Other expenses
Service plan fee	0.00	0.00		0.25	[1]	0.25	[1]	0.15	0.10		0.05	0.00
Additional other expenses	0.19	0.18		0.08		0.07		0.07	0.08		0.08	0.08
Total other expenses [2]	0.19	0.18	[3]	0.33		0.32		0.22	0.18		0.13	0.08
Acquired fund fees and expenses [4]	0.73	0.73		0.73		0.73		0.73	0.73		0.73	0.73
Total annual fund operating expenses [5]	1.29	0.98		1.63		1.37		1.52	1.23		0.93	0.88
Contractual expense reimbursement [6]	–0.27	–0.27		–0.29		–0.28		–0.28	–0.39	[7]	–0.29	–0.29
Total annual fund operating expenses after expense reimbursements	1.02	0.71		1.34		1.09		1.24	0.84		0.64	0.59

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

4 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

5 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

6 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.75%, 0.50%, 0.65%, 0.25%, 0.05%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.26% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

7 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Expenses ($)	A	I	R1	R2	R3	R4	R5	R6
1 year	599	73	136	111	126	86	65	60
3 years	863	285	486	406	453	352	267	252
5 years	1,148	515	859	723	802	638	486	459
10 years	1,956	1,177	1,908	1,622	1,789	1,454	1,116	1,058

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through 2010 Portfolio has a target asset allocation of 42.50% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Retirement Living Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

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The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Retirement Living Portfolios with more distant target dates, fixed-income risks are more prevalent in this fund than in these other target date funds. In addition to fixed-income securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 65 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

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Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

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Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 32% Russell 3000 Index, 13% MSCI ACWI ex-US Index, 44% Barclays U.S. Aggregate Bond Index, and 11% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

A note on performance

Class A shares commenced operations on October 30, 2006. Class R6, Class R2, and Class I shares commenced operations on September 1, 2011, March 2, 2012, and March 27, 2015, respectively.  Returns prior to a share class's commencement date are those of Class A shares that have been recalculated to apply the actual or estimated gross fees and expenses of that class.  Returns for Class I, Class R2, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

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Year-to-date total return. The fund's total return for the nine months ended September 30, 2015, was –3.19%.
Best quarter: Q2 '09, 16.54%
Worst quarter: Q4 '08, –17.10%

Average annual total returns (%)—as of 12/31/14	1 year	5 year	Since inception (10/30/06)
Class A before tax	–1.28	6.47	3.92
after tax on distributions	–3.26	4.86	2.52
after tax on distributions, with sale	0.08	4.70	2.67
Class I	3.54	7.15	4.17
Class R1	3.59	7.35	4.33
Class R2	3.84	6.91	3.62
Class R3	3.80	7.43	4.42
Class R4	4.21	7.81	4.76
Class R5	4.41	8.08	5.04
Class R6	4.47	7.57	4.16
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.45	5.06
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	15.45	7.33
Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	6.38	8.78	5.82

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2010	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since 2013

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments

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may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund details

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

Principal investment strategies

Investment objective: The fund seeks high total return through the fund's target date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends and distributions realized over a given period of time.

The Board of Trustees can change the fund's investment objective and strategy without shareholder approval.

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy based on investors' expected retirement date (see the charts in each preceding "Fund Summary").

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each John Hancock Retirement Living Portfolio is designed for investors planning to retire around the designated year and has a target asset allocation reflecting this designation. A fund with a closer target retirement date will have a greater exposure to underlying funds primarily invested in fixed-income securities than will a John Hancock Retirement Living Portfolio with a more distant target retirement date. Over time, the fund's asset allocation strategy will change according to a predetermined "glide path" shown in the "Fund summary." As the glide path shows, the fund's asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

The fund is designed for investors who may remain invested in the fund through their retirement years. After the fund reaches its designated retirement year, it will continue to be managed according to an allocation strategy that becomes increasingly conservative over time, until approximately twenty years after retirement when the fund is expected to maintain a static allocation of approximately 25% of its assets in underlying funds that invest primarily in equity securities.

The managers may, from time to time, adjust the percentage of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund's holdings of particular asset classes and investment styles or to reflect fundamental changes in the investment environment. Over time, the asset allocation strategy will change according to a predetermined "glide path" shown in the chart in the preceding "Fund summary." The target allocation may be changed without shareholder approval if it is believed that such change would benefit the fund and its shareholders. The glide path is intended to reduce investment risk and volatility as retirement approaches and in the postretirement years since the fund may be a primary source of income for its shareholders after retirement.

The allocations reflected in the glide path are also referred to as "target" allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers' market outlook. The fund has a target allocation to underlying funds for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective.

Any such deviation from the target allocation is not expected to be greater than plus or minus 10%, although this range may be exceeded in light of market or economic conditions in an effort to protect the fund or achieve its objective. Any such decisions would be made by taking into account relevant factors such as the current and expected economic environment, various fundamental factors such as the valuations of various asset classes and various technical factors such as market sentiment. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage. The advisor believes the majority of performance will be driven by the long-term strategic asset allocation mix as opposed to any shorter-term tactical asset allocation decisions.

Within the prescribed percentage allocation, the portfolio managers select the percentage level to be maintained in specific underlying funds. The portfolio managers may, from time to time, adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund's holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund's assets subject to the management of a particular underlying fund's manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies and directly in other types of investments, such as U.S. government securities and derivatives including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. The fund may also invest directly in exchange-traded notes (ETNs).

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund's shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers' allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary defensive investing

The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the managers determine that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

Other permitted investments

A fund of funds may directly:

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purchase U.S. government securities and short-term paper.

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purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies," as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the 1940 Act).

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purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs.

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purchase ETNs.

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invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium-, and small-capitalization companies in both developed (including the United States) and emerging markets.

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invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the United States), their agencies, and instrumentalities, debt securities of corporations and supranationals; inflation-protected securities; convertible bonds; mortgage-backed securities; asset-backed securities; and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed markets (including the United States) and emerging markets and may include fixed-income securities rated below investment grade.

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purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

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Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

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make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

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invest in qualified publicly traded partnerships and other publicly traded partnerships that at the time of investment the advisor believes will primarily generate only income for purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, including such publicly traded partnerships that invest principally in commodities or commodity-linked derivatives (with the prior approval of the advisor's Complex Securities Committee).

The funds may use various investment strategies such as hedging and other related transactions. For example, a fund may use derivative instruments (such as options, futures, and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The funds may also purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments, including those linked to physical commodities. Please refer to "Hedging and other strategic transactions risk" in the Statement of Additional Information (SAI).

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, no fund is permitted to invest directly in such instruments unless the managers obtain prior written approval from the advisor's Complex Securities Committee. See "Additional information concerning taxes" in the SAI.

Principal risks of investing in the funds of funds

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance. The fund's investment strategy may not produce the intended results.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in

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which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

Below are descriptions of the main factors that may play a role in shaping the fund's overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund's Statement of Additional Information (SAI).

Credit and counterparty risk

This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives and other strategic transactions risk") or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.

The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the eurozone; Standard and Poor's Ratings Services's downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; declines in oil prices; and dramatic changes in currency exchange rates. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets

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likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Exchange-traded funds (ETFs) risk

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees that increase their costs.

Exchange-traded notes (ETNs) risk

ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer's credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund's decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.

Fund of funds risk

The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.

Affiliated subadvised fund conflicts of interest risk

The subadvisor may allocate the fund's assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor's allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.

Multi-manager risk; limited universe of subadvisors and underlying funds

The fund's ability to achieve its investment objective depends upon the subadvisor's skill in determining the fund's strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund's performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor's allocation of a fund of fund's assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.

Hedging, derivatives, and other strategic transactions risk

The ability of the fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on the managers' ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the managers only use hedging and other strategic transactions in the fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed the fund's initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.

The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. The fund may use derivatives for many purposes, including for hedging, and as a substitute for

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direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes the fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent the fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, the managers may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk

The fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

Lifecycle risk

There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

Target allocation risk

The target allocation chart illustrates the fund's target allocation between equity and fixed-income securities. When the fund has a greater asset mix of equity securities, it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity securities risk." Over time, as the fund gets closer to its target date, its asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities. The risks associated with fixed-income and short-term fixed-income securities are explained under "Interest-rate risk," "Credit and counterparty risk," and "Lower-rated fixed-income securities risk and high-yield securities risk." The fund's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the fund may be a primary source of income for an investor after retirement.

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Principal risks of investing in the underlying funds

By owning shares of underlying funds, the fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small- and medium-sized companies, and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives. To the extent that the fund invests directly in these securities or investments, the fund will be subject to the same risks. In this section, an underlying fund is referred to as a fund.

Commodity risk

The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than nonconvertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than the company's common stock.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives, and other strategic transactions risk"), or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic, or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a portfolio manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services), at the time of investment, or determined by a manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers' continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While portfolio managers monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs,

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or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the eurozone; Standard and Poor's Ratings Services's downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; declines in oil prices; and dramatic changes in currency exchange rates. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

A fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Preferred and convertible securities risk. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer's board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a portfolio manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a portfolio manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. A fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the portfolio manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the portfolio manager investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities

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with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. An issuer's credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Ratings Services and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation, or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.

Emerging-market risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being

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substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on the portfolio manager's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if a portfolio manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments a fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. A fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a portfolio manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that a fund may utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

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Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance will likely decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity risk

A fund is exposed to liquidity risk when reduced trading volume, a relative lack of market makers, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market's growth. As a result, dealer inventories of corporate bonds, which indicate the ability to "make markets," i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-rated and high-yield fixed-income securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody's Investors Service, Inc. and BB and below by Standard and Poor's Ratings Services) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager's own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager's evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund's mortgage- backed securities will result in an unforeseen loss of interest income to the

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fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not diversified within the meaning of the Investment Company Act of 1940, as amended (1940 Act). This means they are allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund's investment strategies or techniques may be more pronounced than for funds that are diversified.

Sector risk

When a fund's investments are focused in one or a few sectors of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors.  From time to time, a small number of companies may represent a large portion of a particular sector or sectors.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. Market capitalizations of companies change over time. A fund may not be obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Who's who

The following are the names of the various entities involved with each fund's investment and business operations, along with brief descriptions of the role each entity performs.

Board of Trustees

The trustees oversee each fund's business activities and retain the services of the various firms that carry out the funds' operations.

Investment advisor

Manages the funds' business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

74

John Hancock is one of the most recognized and respected names in the financial services industry. The advisor's parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2015, the advisor had total assets under management of approximately $126.9 billion.

Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage on a day-to-day basis all or a portion of the funds' portfolio assets subject to oversight by the advisor. The advisor is responsible for overseeing and implementing the funds' investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.

The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors the compliance of the subadvisors with the investment objectives and related policies of the funds; (ii) reviews the performance of the subadvisors; and (iii) reports periodically on such performance to the Board of Trustees.  The advisor employs a team of investment professionals who provide these research and monitoring services.

The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to a fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

Management fees

Each fund pays the advisor a management fee for its services to the fund. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).

The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule.

Advisory fee on assets invested in a fund of JHF II and JHF III

Aggregate net assets of the fund (%)
First $7.5 billion	0.060
Excess over $7.5 billion	0.050

The fee on other assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

Advisory fee on other assets

Aggregate net assets of the fund (%)
First $7.5 billion	0.510
Excess over $7.5 billion	0.500

During their most recent fiscal year, the funds paid to the investment advisor management fees, including any waivers or reimbursements, as follows:

Retirement Living through 2055 Portfolio: 0.00%

Retirement Living through 2050 Portfolio: 0.00%

Retirement Living through 2045 Portfolio: 0.00%

Retirement Living through 2040 Portfolio: 0.00%

Retirement Living through 2035 Portfolio: 0.00%

Retirement Living through 2030 Portfolio: 0.00%

Retirement Living through 2025 Portfolio: 0.00%

Retirement Living through 2020 Portfolio: 0.00%

Retirement Living through 2015 Portfolio: 0.00%

Retirement Living through 2010 Portfolio: 0.00%

Out of these fees, the advisor in turn pays the fees of the subadvisors.

The basis for the Board of Trustees' approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreements, is discussed in each fund's most recent shareholder report for the period ended August 31.

The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of each subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisors. Accordingly, there is a conflict of interest in that there is an incentive for each subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund only when the subadvisor believes it is in the best interests of fund shareholders, without regard to such economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.

Additional information about fund expenses

Each fund's annual operating expenses will likely vary throughout the period and from year to year. Each fund's expenses for the current fiscal year may be higher than the expenses listed in the fund's "Annual fund operating expenses" table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

75

The advisor contractually agrees to waive its advisory fees and/or reduce expenses by 0.002% of each fund's average net assets. This expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The advisor contractually agrees to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all of the expenses of the fund, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The advisor voluntarily agrees to waive its advisory fee for each Retirement Living Portfolio so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the fund's first $7.5 billion of average annual net assets and 0.50% of the fund's average annual net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the Trust.

The advisor has voluntarily agreed to reduce its management fee for each fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.10% of the average annual net assets (on an annualized basis) of the fund. "Expenses" means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) advisory fees, (f) Rule 12b-1 fees, (g) transfer agent fees and service fees, (h) underlying fund expenses (acquired fund fees), and (i) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the advisor on notice to the fund.

Subadvisors

Handle the funds' day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of Manulife Financial Corporation (MFC). As of September 30, 2015, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited had approximately $95.8 billion in assets under management.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
197 Clarendon Street
Boston, MA 02116

John Hancock Asset Management a division of Manulife Asset Management (US) LLC provides investment advisory services to individual and institutional investors. John Hancock Asset Management a division of Manulife Asset Management (US) LLC is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2015, had total assets under management of approximately $159.2 billion.

The following are brief biographical profiles of the leaders of this subadvisor's investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of each fund's portfolio. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the funds, see the SAI.

Robert Boyda

■

Senior Managing Director and Senior Portfolio Manager

■

Managed the fund since 2010

■

Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2010. Formerly, Senior Vice President of the advisor (1997–2010) and Vice President and Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (2009–2010)

Marcelle Daher, CFA

■

Managing Director of Asset Allocation, Portfolio Solutions Group (PSG)

■

Managed the fund since 2013

■

Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008–2011)

■

Began business career in 1999

Nathan Thooft, CFA

■

Managing Director of Asset Allocation, Portfolio Solutions Group (PSG)

■

Managed the fund since 2013

■

Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008–2011)

■

Began business career in 2000

Custodian

Holds the funds' assets, settles all portfolio trades, and collects most of the valuation data required for calculating the funds' net asset value.

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Principal distributor

Markets the funds and distributes shares through selling brokers, financial planners, and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

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Transfer agent

The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

Additional information

Each fund has entered into contractual arrangements with various parties that provide services to the fund, including, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or "third-party" beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds' registration statement, is not intended to, nor does it, give rise to an agreement or contract between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person, other than with respect to any rights conferred explicitly by federal or state securities laws that may not be waived.

77

Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in a fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.

The financial statements of the funds as of August 31, 2015, have been audited by PricewaterhouseCoopers LLP (PwC), the funds' independent registered public accounting firm. The report of PwC, along with the funds' financial statements in the funds' annual report for the fiscal year ended August 31, 2015, has been incorporated by reference into the SAI. Copies of the funds' most recent annual report are available upon request.

Retirement Living through 2055 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net invest-ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu-tions ($)	Net asset value, endof period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	10.64	0.07	[6]	(0.51)	(0.44)	(0.10)	(0.10)	—	(0.20)	10.00	(4.23)	3.73		0.44		0.66	[6]	554	18
08-31-2014[7]	10.00	(0.02)		0.66	0.64	—	—	—	—	10.64	6.40 [8]	23.48	[9]	0.60	[9]	(0.43)[9]		132	24
CLASS I
08-31-2015[10]	10.51	0.01	[6]	(0.49)	(0.48)	—	—	—	—	10.03	(4.57)[8]	0.85	[9]	0.11	[9]	0.23	[6,9]	95	18	[11]
CLASS R1
08-31-2015	10.63	0.10	[6]	(0.55)	(0.45)	(0.08)	(0.10)	—	(0.18)	10.00	(4.32)	7.59		0.59		0.94	[6]	100	18
08-31-2014[7]	10.00	(0.03)		0.66	0.63	—	—	—	—	10.63	6.30 [8]	21.55	[9]	0.85	[9]	(0.66)[9]		106	24
CLASS R2
08-31-2015	10.64	0.12	[6]	(0.54)	(0.42)	(0.10)	(0.10)	—	(0.20)	10.02	(4.04)	7.08		0.34		1.15	[6]	107	18
08-31-2014[7]	10.00	(0.02)		0.66	0.64	—	—	—	—	10.64	6.40 [8]	21.02	[9]	0.60	[9]	(0.41)[9]		106	24
CLASS R3
08-31-2015	10.64	0.09	[6]	(0.54)	(0.45)	(0.09)	(0.10)	—	(0.19)	10.00	(4.34)	7.15		0.56		0.89	[6]	124	18
08-31-2014[7]	10.00	(0.03)		0.67	0.64	—	—	—	—	10.64	6.40 [8]	21.60	[9]	0.75	[9]	(0.56)[9]		106	24
CLASS R4
08-31-2015	10.65	0.14	[6]	(0.54)	(0.40)	(0.12)	(0.10)	—	(0.22)	10.03	(3.86)	7.30		0.19		1.34	[6]	100	18
08-31-2014[7]	10.00	(0.01)		0.66	0.65	—	—	—	—	10.65	6.50 [8]	21.13	[9]	0.35	[9]	(0.17)[9]		106	24
CLASS R5
08-31-2015	10.66	0.16	[6]	(0.55)	(0.39)	(0.13)	(0.10)	—	(0.23)	10.04	(3.71)	7.09		0.03		1.51	[6]	101	18
08-31-2014[7]	10.00	—	[12]	0.66	0.66	—	—	—	—	10.66	6.60 [8]	21.19	[9]	0.15	[9]	0.03	[9]	106	24
Class R6
08-31-2015	10.67	0.13	[6]	(0.52)	(0.39)	(0.14)	(0.10)	—	(0.24)	10.04	(3.76)	6.34		—		1.28	[6]	177	18
08-31-2014[7]	10.00	—	[12]	0.67	0.67	—	—	—	—	10.67	6.70 [8]	23.05	[9]	0.10	[9]	0.09	[9]	106	24

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.23% and 0.52% - 1.26% for the periods ended 8-31-15 and 8-31-14, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.09%, respectively.

7	Period from 3-26-14 (commencement of operations) to 8-31-14.
8	Not annualized.
9	Annualized.
10	The inception date for Class I shares is 3-27-15.
11	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
12	Less than $0.005 per share.

78

Retirement Living through 2050 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	12.44	0.12	[6]	(0.62)	(0.50)	(0.11)	(0.41)	—	(0.52)	11.42	(4.21)	0.61		0.45		0.95	[6]	14,346	11
08-31-2014	10.73	0.05		2.04	2.09	(0.10)	(0.28)	—	(0.38)	12.44	19.70	0.90		0.60		0.43		8,305	10
08-31-2013	9.51	0.04		1.39	1.43	(0.08)	(0.13)	—	(0.21)	10.73	15.21	2.15		0.61		0.42		2,264	16
08-31-2012[7]	9.52	(0.01)		—	(0.01)	—	—	—	—	9.51	(0.11)[8]	7.08	[9]	0.61	[9]	(0.16)[8]		503	67	[10]
CLASS I
08-31-2015[11]	11.99	0.01	[6]	(0.56)	(0.55)	—	—	—	—	11.44	(4.59)[8]	0.28	[9]	0.10	[9]	0.22	[6,9]	95	11	[12]
CLASS R1
08-31-2015	12.43	0.05	[6]	(0.59)	(0.54)	(0.08)	(0.41)	—	(0.49)	11.40	(4.54)	1.56		0.72		0.44	[6]	638	11
08-31-2014	10.72	0.07		1.99	2.06	(0.07)	(0.28)	—	(0.35)	12.43	19.44	4.80		0.86		0.59		409	10
08-31-2013	9.50	0.02		1.38	1.40	(0.05)	(0.13)	—	(0.18)	10.72	14.95	12.87		0.86		0.23		183	16
08-31-2012[7]	9.52	(0.03)		0.01	(0.02)	—	—	—	—	9.50	(0.21)[8]	17.28	[9]	0.86	[9]	(0.28)[8]		100	67	[10]
CLASS R2
08-31-2015	12.44	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.41)	—	(0.52)	11.42	(4.21)	1.60		0.50		1.06	[6]	265	11
08-31-2014	10.73	0.08		2.01	2.09	(0.10)	(0.28)	—	(0.38)	12.44	19.70	5.16		0.61		0.71		458	10
08-31-2013	9.51	0.07		1.36	1.43	(0.08)	(0.13)	—	(0.21)	10.73	15.21	11.95		0.61		0.55		155	16
08-31-2012[7]	9.52	(0.01)		—	(0.01)	—	—	—	—	9.51	(0.11)[8]	16.97	[9]	0.61	[9]	(0.15)[8]		100	67	[10]
CLASS R3
08-31-2015	12.43	0.10	[6]	(0.62)	(0.52)	(0.09)	(0.41)	—	(0.50)	11.41	(4.36)	2.62		0.58		0.80	[6]	158	11
08-31-2014	10.73	0.05		2.01	2.06	(0.08)	(0.28)	—	(0.36)	12.43	19.44	11.01		0.75		0.43		184	10
08-31-2013	9.50	0.06		1.36	1.42	(0.06)	(0.13)	—	(0.19)	10.73	15.17	15.81		0.76		0.55		113	16
08-31-2012[7]	9.52	(0.02)		—	(0.02)	—	—	—	—	9.50	(0.21)[8]	17.31	[9]	0.76	[9]	(0.23)[8]		100	67	[10]
CLASS R4
08-31-2015	12.46	0.09	[6]	(0.56)	(0.47)	(0.14)	(0.41)	—	(0.55)	11.44	(3.97)	2.22		0.22		0.76	[6]	319	11
08-31-2014	10.75	0.12		1.99	2.11	(0.12)	(0.28)	—	(0.40)	12.46	19.94	12.39		0.35		0.99		131	10
08-31-2013	9.52	0.10		1.36	1.46	(0.10)	(0.13)	—	(0.23)	10.75	15.59	15.54		0.36		0.95		113	16
08-31-2012[7]	9.52	—	[13]	—	— [13]	—	—	—	—	9.52	— [8]	17.05	[9]	0.41	[9]	(0.05)[8]		100	67	[10]
CLASS R5
08-31-2015	12.48	0.19	[6]	(0.65)	(0.46)	(0.16)	(0.41)	—	(0.57)	11.45	(3.85)	3.52		0.01		1.55	[6]	122	11
08-31-2014	10.76	0.16		1.98	2.14	(0.14)	(0.28)	—	(0.42)	12.48	20.23	1.80		0.16		1.39		131	10
08-31-2013	9.53	0.02		1.46	1.48	(0.12)	(0.13)	—	(0.25)	10.76	15.79	2.67		0.16		0.23		985	16
08-31-2012[7]	9.52	0.01		—	0.01	—	—	—	—	9.53	0.11 [8]	16.34	[9]	0.16	[9]	0.07	[8]	100	67	[10]
Class R6
08-31-2015	12.48	0.16	[6]	(0.60)	(0.44)	(0.17)	(0.41)	—	(0.58)	11.46	(3.72)	0.41		—		1.36	[6]	2,085	11
08-31-2014	10.76	0.08		2.07	2.15	(0.15)	(0.28)	—	(0.43)	12.48	20.29	2.34		0.11		0.64		1,223	10
08-31-2013	9.53	0.12		1.37	1.49	(0.13)	(0.13)	—	(0.26)	10.76	15.85	8.30		0.11		1.17		253	16
08-31-2012[7]	9.52	0.01		—	0.01	—	—	—	—	9.53	0.11 [8]	16.75	[9]	0.11	[9]	0.10	[8]	100	67	[10]

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.23%, 0.52%-1.26%, 0.50%-1.29%, 0.51%-1.47% and 0.48%-1.14% for the periods ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.08%, respectively.

7	The inception date for Class A, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares is 3-1-12.
8	Not annualized.
9	Annualized.
10	Portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
11	The inception date for Class I shares is 3-27-15.
12	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
13	Less than $0.005 per share.

79

Retirement Living through 2045 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	12.27	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.52)	—	(0.63)	11.14	(4.28)	0.54		0.44		1.06	[6]	52,732	12
08-31-2014	10.65	0.08		1.99	2.07	(0.10)	(0.35)	—	(0.45)	12.27	19.71	0.59		0.58		0.68		44,703	14
08-31-2013	9.88	0.06		1.38	1.44	(0.09)	(0.58)	—	(0.67)	10.65	15.25	0.65		0.59		0.62		28,714	15
08-31-2012	9.22	0.07		0.72	0.79	(0.07)	(0.06)	—	(0.13)	9.88	8.72	0.75		0.59		0.74		17,140	70
08-31-2011	8.11	0.05		1.20	1.25	(0.07)	(0.07)	—	(0.14)	9.22	15.37	0.78		0.59		0.53		10,641	16
CLASS I
08-31-2015[7]	11.74	0.01	[6]	(0.55)	(0.54)	—	—	—	—	11.20	(4.60)[8]	0.22	[9]	0.11	[9]	0.22	[6,9]	95	12	[10]
CLASS R1
08-31-2015	12.23	0.07	[6]	(0.60)	(0.53)	(0.08)	(0.52)	—	(0.60)	11.10	(4.54)	1.01		0.75		0.59	[6]	2,083	12
08-31-2014	10.62	0.05		1.98	2.03	(0.07)	(0.35)	—	(0.42)	12.23	19.39	2.00		0.83		0.44		1,447	14
08-31-2013	9.86	0.06		1.34	1.40	(0.06)	(0.58)	—	(0.64)	10.62	14.89	1.80		0.84		0.54		1,163	15
08-31-2012	9.21	0.07		0.70	0.77	(0.06)	(0.06)	—	(0.12)	9.86	8.45	2.05		0.81		0.75		1,254	70
08-31-2011	8.10	0.04		1.20	1.24	(0.06)	(0.07)	—	(0.13)	9.21	15.23	2.27		0.74		0.40		1,063	16
CLASS R2
08-31-2015	12.30	0.11	[6]	(0.62)	(0.51)	(0.11)	(0.52)	—	(0.63)	11.16	(4.36)	1.36		0.50		0.94	[6]	464	12
08-31-2014	10.67	0.08		2.00	2.08	(0.10)	(0.35)	—	(0.45)	12.30	19.76	3.96		0.58		0.69		524	14
08-31-2013	9.90	0.05		1.39	1.44	(0.09)	(0.58)	—	(0.67)	10.67	15.22	11.95		0.59		0.50		293	15
08-31-2012[11]	9.92	(0.01)		(0.01)	(0.02)	—	—	—	—	9.90	(0.20)[8]	16.78	[9]	0.59	[9]	(0.15)[8]		100	70	[12]
CLASS R3
08-31-2015	12.25	0.10	[6]	(0.63)	(0.53)	(0.09)	(0.52)	—	(0.61)	11.11	(4.51)	0.90		0.65		0.81	[6]	2,070	12
08-31-2014	10.63	0.06		1.99	2.05	(0.08)	(0.35)	—	(0.43)	12.25	19.58	1.69		0.73		0.50		2,027	14
08-31-2013	9.87	0.05		1.36	1.41	(0.07)	(0.58)	—	(0.65)	10.63	14.99	1.90		0.74		0.53		1,332	15
08-31-2012	9.22	0.06		0.72	0.78	(0.07)	(0.06)	—	(0.13)	9.87	8.55	2.20		0.71		0.68		1,102	70
08-31-2011	8.10	0.05		1.21	1.26	(0.07)	(0.07)	—	(0.14)	9.22	15.46	2.59		0.64		0.49		943	16
CLASS R4
08-31-2015	12.30	0.17	[6]	(0.65)	(0.48)	(0.14)	(0.52)	—	(0.66)	11.16	(4.12)	0.73		0.25		1.39	[6]	629	12
08-31-2014	10.67	0.10		2.00	2.10	(0.12)	(0.35)	—	(0.47)	12.30	20.04	2.05		0.33		0.89		1,215	14
08-31-2013	9.90	0.10		1.36	1.46	(0.11)	(0.58)	—	(0.69)	10.67	15.50	2.41		0.34		0.92		812	15
08-31-2012	9.25	0.09		0.71	0.80	(0.09)	(0.06)	—	(0.15)	9.90	8.81	2.75		0.40		0.95		677	70
08-31-2011	8.13	0.06		1.22	1.28	(0.09)	(0.07)	—	(0.16)	9.25	15.66	3.75		0.39		0.67		498	16
CLASS R5
08-31-2015	12.36	0.17	[6]	(0.63)	(0.46)	(0.16)	(0.52)	—	(0.68)	11.22	(3.90)	0.40		0.05		1.42	[6]	1,638	12
08-31-2014	10.72	0.12		2.01	2.13	(0.14)	(0.35)	—	(0.49)	12.36	20.27	1.36		0.13		1.01		1,399	14
08-31-2013	9.94	0.15		1.34	1.49	(0.13)	(0.58)	—	(0.71)	10.72	15.78	1.11		0.14		1.43		1,023	15
08-31-2012	9.28	0.12		0.72	0.84	(0.12)	(0.06)	—	(0.18)	9.94	9.24	1.47		0.13		1.27		1,633	70
08-31-2011	8.16	0.11		1.20	1.31	(0.12)	(0.07)	—	(0.19)	9.28	15.92	2.72		0.09		1.10		534	16
Class R6
08-31-2015	12.35	0.16	[6]	(0.62)	(0.46)	(0.17)	(0.52)	—	(0.69)	11.20	(3.94)	0.39		—		1.36	[6]	1,781	12
08-31-2014	10.70	0.14		2.01	2.15	(0.15)	(0.35)	—	(0.50)	12.35	20.46	0.70		0.08		1.19		1,496	14
08-31-2013	9.93	0.09		1.39	1.48	(0.13)	(0.58)	—	(0.71)	10.70	15.72	1.22		0.09		0.87		1,885	15
08-31-2012[13]	9.27	0.13		0.71	0.84	(0.12)	(0.06)	—	(0.18)	9.93	9.25	16.83		0.09		1.35		107	70

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.23%, 0.52%-1.26%, 0.50% - 1.29%, 0.51%-1.47% and 0.48%-1.14% for the periods ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.09%, respectively.

7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

80

Retirement Living through 2040 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	12.36	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.51)	—	(0.62)	11.24	(4.27)	0.54		0.44		1.05	[6]	55,527	12
08-31-2014	10.71	0.08		2.01	2.09	(0.10)	(0.34)	—	(0.44)	12.36	19.79	0.58		0.58		0.66		45,469	14
08-31-2013	9.89	0.07		1.36	1.43	(0.08)	(0.53)	—	(0.61)	10.71	15.13	0.64		0.59		0.63		30,120	14
08-31-2012	9.23	0.07		0.72	0.79	(0.07)	(0.06)	—	(0.13)	9.89	8.71	0.73		0.60		0.75		18,146	69
08-31-2011	8.12	0.05		1.20	1.25	(0.07)	(0.07)	—	(0.14)	9.23	15.35	0.76		0.59		0.51		12,218	16
CLASS I
08-31-2015[7]	11.84	0.01	[6]	(0.55)	(0.54)	—	—	—	—	11.30	(4.56)[8]	0.22	[9]	0.10	[9]	0.22	[6,9]	95	12	[10]
CLASS R1
08-31-2015	12.33	0.09	[6]	(0.63)	(0.54)	(0.08)	(0.51)	—	(0.59)	11.20	(4.60)	1.00		0.75		0.75	[6]	2,308	12
08-31-2014	10.69	0.05		2.00	2.05	(0.07)	(0.34)	—	(0.41)	12.33	19.45	1.62		0.83		0.46		2,258	14
08-31-2013	9.86	0.05		1.37	1.42	(0.06)	(0.53)	—	(0.59)	10.69	15.00	1.58		0.84		0.51		1,985	14
08-31-2012	9.21	0.06		0.71	0.77	(0.06)	(0.06)	—	(0.12)	9.86	8.44	1.72		0.82		0.67		1,846	69
08-31-2011	8.10	0.04		1.20	1.24	(0.06)	(0.07)	—	(0.13)	9.21	15.23	2.02		0.74		0.41		1,142	16
CLASS R2
08-31-2015	12.38	0.13	[6]	(0.63)	(0.50)	(0.11)	(0.51)	—	(0.62)	11.26	(4.26)	0.88		0.50		1.09	[6]	501	12
08-31-2014	10.73	0.03		2.06	2.09	(0.10)	(0.34)	—	(0.44)	12.38	19.75	2.11		0.58		0.22		1,489	14
08-31-2013	9.90	0.05		1.39	1.44	(0.08)	(0.53)	—	(0.61)	10.73	15.21	9.52		0.59		0.51		312	14
08-31-2012[11]	9.92	(0.01)		(0.01)	(0.02)	—	—	—	—	9.90	(0.20)[8]	16.77	[9]	0.60	[9]	(0.15)[8]		100	69	[12]
CLASS R3
08-31-2015	12.32	0.10	[6]	(0.63)	(0.53)	(0.09)	(0.51)	—	(0.60)	11.19	(4.51)	0.87		0.65		0.86	[6]	2,763	12
08-31-2014	10.68	0.08		1.98	2.06	(0.08)	(0.34)	—	(0.42)	12.32	19.58	1.22		0.73		0.66		3,213	14
08-31-2013	9.86	0.05		1.37	1.42	(0.07)	(0.53)	—	(0.60)	10.68	15.01	1.23		0.74		0.51		3,235	14
08-31-2012	9.21	0.07		0.71	0.78	(0.07)	(0.06)	—	(0.13)	9.86	8.56	1.32		0.71		0.71		2,766	69
08-31-2011	8.10	0.05		1.20	1.25	(0.07)	(0.07)	—	(0.14)	9.21	15.34	1.43		0.64		0.47		2,763	16
CLASS R4
08-31-2015	12.38	0.21	[6]	(0.69)	(0.48)	(0.14)	(0.51)	—	(0.65)	11.25	(4.10)	0.73		0.25		1.73	[6]	888	12
08-31-2014	10.73	0.10		2.01	2.11	(0.12)	(0.34)	—	(0.46)	12.38	20.03	1.94		0.33		0.87		1,349	14
08-31-2013	9.90	0.09		1.38	1.47	(0.11)	(0.53)	—	(0.64)	10.73	15.51	2.71		0.34		0.84		763	14
08-31-2012	9.24	0.09		0.72	0.81	(0.09)	(0.06)	—	(0.15)	9.90	8.93	3.78		0.40		1.00		505	69
08-31-2011	8.13	0.09		1.18	1.27	(0.09)	(0.07)	—	(0.16)	9.24	15.54	8.19		0.39		0.95		162	16
CLASS R5
08-31-2015	12.44	0.18	[6]	(0.64)	(0.46)	(0.16)	(0.51)	—	(0.67)	11.31	(3.89)	0.29		0.05		1.48	[6]	2,411	12
08-31-2014	10.77	0.16		2.00	2.16	(0.15)	(0.34)	—	(0.49)	12.44	20.36	0.57		0.13		1.33		2,271	14
08-31-2013	9.94	0.11		1.38	1.49	(0.13)	(0.53)	—	(0.66)	10.77	15.67	0.51		0.14		1.03		4,126	14
08-31-2012	9.28	0.10		0.74	0.84	(0.12)	(0.06)	—	(0.18)	9.94	9.23	0.92		0.14		1.10		3,371	69
08-31-2011	8.16	0.11		1.20	1.31	(0.12)	(0.07)	—	(0.19)	9.28	15.92	1.89		0.09		1.11		900	16
Class R6
08-31-2015	12.42	0.15	[6]	(0.60)	(0.45)	(0.17)	(0.51)	—	(0.68)	11.29	(3.85)	0.41		—		1.29	[6]	1,762	12
08-31-2014	10.76	0.14		2.01	2.15	(0.15)	(0.34)	—	(0.49)	12.42	20.34	0.70		0.08		1.16		1,232	14
08-31-2013	9.93	0.07		1.42	1.49	(0.13)	(0.53)	—	(0.66)	10.76	15.73	1.12		0.09		0.69		2,168	14
08-31-2012[13]	9.27	0.13		0.71	0.84	(0.12)	(0.06)	—	(0.18)	9.93	9.24	16.85		0.10		1.35		107	69

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53%-1.23%, 0.52%-1.26%, 0.50%-1.29%, 0.51%-1.47% and 0.48%-1.14% for the periods ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.09%, respectively.

7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

81

Retirement Living through 2035 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	12.42	0.13	[6]	(0.64)	(0.51)	(0.11)	(0.49)	—	(0.60)	11.31	(4.23)	0.54		0.44		1.08	[6]	66,902	12
08-31-2014	10.78	0.09		1.99	2.08	(0.10)	(0.34)	—	(0.44)	12.42	19.57	0.59		0.58		0.74		55,885	14
08-31-2013	9.92	0.07		1.36	1.43	(0.09)	(0.48)	—	(0.57)	10.78	15.04	0.63		0.59		0.66		37,108	15
08-31-2012	9.26	0.07		0.72	0.79	(0.07)	(0.06)	—	(0.13)	9.92	8.69	0.70		0.59		0.74		23,816	70
08-31-2011	8.14	0.05		1.21	1.26	(0.07)	(0.07)	—	(0.14)	9.26	15.45	0.71		0.59		0.56		15,711	17
CLASS I
08-31-2015[7]	11.92	0.01	[6]	(0.55)	(0.54)	—	—	—	—	11.38	(4.53)[8]	0.22	[9]	0.10	[9]	0.27	[6,9]	95	12	[10]
CLASS R1
08-31-2015	12.39	0.09	[6]	(0.64)	(0.55)	(0.08)	(0.49)	—	(0.57)	11.27	(4.57)	0.94		0.75		0.73	[6]	4,451	12
08-31-2014	10.75	0.05		2.00	2.05	(0.07)	(0.34)	—	(0.41)	12.39	19.35	1.39		0.83		0.44		3,745	14
08-31-2013	9.90	0.06		1.33	1.39	(0.06)	(0.48)	—	(0.54)	10.75	14.68	1.46		0.84		0.61		2,400	15
08-31-2012	9.24	0.06		0.72	0.78	(0.06)	(0.06)	—	(0.12)	9.90	8.54	1.51		0.81		0.66		2,475	70
08-31-2011	8.13	0.05		1.19	1.24	(0.06)	(0.07)	—	(0.13)	9.24	15.19	1.61		0.74		0.47		1,827	17
CLASS R2
08-31-2015	12.46	0.11	[6]	(0.63)	(0.52)	(0.11)	(0.49)	—	(0.60)	11.34	(4.30)	1.32		0.50		0.91	[6]	486	12
08-31-2014	10.81	0.09		2.00	2.09	(0.10)	(0.34)	—	(0.44)	12.46	19.61	5.07		0.58		0.72		605	14
08-31-2013	9.94	0.08		1.36	1.44	(0.09)	(0.48)	—	(0.57)	10.81	15.10	14.91		0.59		0.77		111	15
08-31-2012[11]	9.96	(0.01)		(0.01)	(0.02)	—	—	—	—	9.94	(0.20)[8]	16.77	[9]	0.59	[9]	(0.14)[8]		100	70	[12]
CLASS R3
08-31-2015	12.41	0.12	[6]	(0.65)	(0.53)	(0.10)	(0.49)	—	(0.59)	11.29	(4.47)	0.88		0.65		1.01	[6]	2,009	12
08-31-2014	10.77	0.07		1.99	2.06	(0.08)	(0.34)	—	(0.42)	12.41	19.42	1.37		0.73		0.57		2,831	14
08-31-2013	9.91	0.06		1.35	1.41	(0.07)	(0.48)	—	(0.55)	10.77	14.88	1.29		0.74		0.57		2,382	15
08-31-2012	9.25	0.06		0.72	0.78	(0.06)	(0.06)	—	(0.12)	9.91	8.59	1.45		0.73		0.63		2,376	70
08-31-2011	8.14	0.04		1.20	1.24	(0.06)	(0.07)	—	(0.13)	9.25	15.22	1.58		0.69		0.41		1,967	17
CLASS R4
08-31-2015	12.48	0.16	[6]	(0.65)	(0.49)	(0.14)	(0.49)	—	(0.63)	11.36	(4.06)	0.65		0.25		1.35	[6]	758	12
08-31-2014	10.83	0.12		2.00	2.12	(0.13)	(0.34)	—	(0.47)	12.48	19.85	1.57		0.33		0.98		1,536	14
08-31-2013	9.96	0.10		1.36	1.46	(0.11)	(0.48)	—	(0.59)	10.83	15.36	1.78		0.34		0.93		1,145	15
08-31-2012	9.30	0.10		0.71	0.81	(0.09)	(0.06)	—	(0.15)	9.96	8.89	1.82		0.40		1.02		1,146	70
08-31-2011	8.18	0.08		1.20	1.28	(0.09)	(0.07)	—	(0.16)	9.30	15.58	1.95		0.39		0.77		957	17
CLASS R5
08-31-2015	12.50	0.18	[6]	(0.64)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38	(3.86)	0.38		0.05		1.50	[6]	1,358	12
08-31-2014	10.84	0.16		1.99	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.15	1.14		0.13		1.33		1,271	14
08-31-2013	9.97	0.17		1.31	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.57	0.68		0.14		1.61		1,411	15
08-31-2012	9.31	0.09		0.75	0.84	(0.12)	(0.06)	—	(0.18)	9.97	9.22	1.09		0.13		0.97		3,543	70
08-31-2011	8.19	0.12		1.19	1.31	(0.12)	(0.07)	—	(0.19)	9.31	15.88	1.60		0.09		1.23		742	17
Class R6
08-31-2015	12.50	0.20	[6]	(0.66)	(0.46)	(0.17)	(0.49)	—	(0.66)	11.38	(3.81)	0.51		—		1.63	[6]	924	12
08-31-2014	10.84	0.16		1.99	2.15	(0.15)	(0.34)	—	(0.49)	12.50	20.20	0.51		0.08		1.37		1,178	14
08-31-2013	9.97	0.07		1.41	1.48	(0.13)	(0.48)	—	(0.61)	10.84	15.62	0.71		0.09		0.71		3,720	15
08-31-2012[13]	9.31	0.13		0.71	0.84	(0.12)	(0.06)	—	(0.18)	9.97	9.22	16.85		0.09		1.36		107	70

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.52% - 1.26%, 0.50%-1.29%, 0.51%-1.47%, 0.48%-1.14% and 0.48%-1.17% for the periods ended 8-31-14, 8-31-13, 8-31-12, 8-31-11 and 8-31-10, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.10%, respectively.

7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

82

Retirement Living through 2030 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net invest-ment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net invest-ment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu-tions ($)	Net asset value, endof period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	12.19	0.15	[6]	(0.62)	(0.47)	(0.13)	(0.49)	—	(0.62)	11.10	(3.98)	0.53		0.44		1.31	[6]	85,386	14
08-31-2014	10.65	0.10		1.87	1.97	(0.12)	(0.31)	—	(0.43)	12.19	18.80	0.59		0.58		0.90		73,551	15
08-31-2013	9.85	0.09		1.25	1.34	(0.11)	(0.43)	—	(0.54)	10.65	14.11	0.61		0.58		0.86		49,497	15
08-31-2012	9.21	0.10		0.68	0.78	(0.09)	(0.05)	—	(0.14)	9.85	8.66	0.68		0.59		1.02		32,160	69
08-31-2011	8.13	0.07		1.16	1.23	(0.08)	(0.07)	—	(0.15)	9.21	15.09	0.66		0.59		0.72		23,069	19
CLASS I
08-31-2015[7]	11.58	0.03	[6]	(0.53)	(0.50)	—	—	—	—	11.08	(4.32)[8]	0.21	[9]	0.10	[9]	0.50	[6,9]	96	14	[10]
CLASS R1
08-31-2015	12.13	0.13	[6]	(0.63)	(0.50)	(0.10)	(0.49)	—	(0.59)	11.04	(4.24)	0.95		0.75		1.09	[6]	2,915	14
08-31-2014	10.61	0.08		1.84	1.92	(0.09)	(0.31)	—	(0.40)	12.13	18.40	1.31		0.83		0.68		3,685	15
08-31-2013	9.81	0.08		1.23	1.31	(0.08)	(0.43)	—	(0.51)	10.61	13.88	1.32		0.83		0.74		2,908	15
08-31-2012	9.17	0.08		0.69	0.77	(0.08)	(0.05)	—	(0.13)	9.81	8.53	1.44		0.81		0.83		2,742	69
08-31-2011	8.10	0.06		1.15	1.21	(0.07)	(0.07)	—	(0.14)	9.17	14.86	1.47		0.74		0.59		2,240	19
CLASS R2
08-31-2015	12.14	0.15	[6]	(0.63)	(0.48)	(0.13)	(0.49)	—	(0.62)	11.04	(4.08)	0.95		0.50		1.29	[6]	845	14
08-31-2014	10.61	0.10		1.86	1.96	(0.12)	(0.31)	—	(0.43)	12.14	18.78	2.21		0.58		0.86		1,156	15
08-31-2013	9.82	0.04		1.29	1.33	(0.11)	(0.43)	—	(0.54)	10.61	14.04	5.79		0.58		0.37		567	15
08-31-2012[11]	9.80	—	[12]	0.02	0.02	—	—	—	—	9.82	0.20 [8]	16.01	[9]	0.59	[9]	(0.01)[8]		100	69	[13]
CLASS R3
08-31-2015	12.15	0.14	[6]	(0.63)	(0.49)	(0.12)	(0.49)	—	(0.61)	11.05	(4.22)	0.86		0.65		1.20	[6]	2,210	14
08-31-2014	10.62	0.09		1.85	1.94	(0.10)	(0.31)	—	(0.41)	12.15	18.59	1.18		0.73		0.82		3,604	15
08-31-2013	9.82	0.08		1.24	1.32	(0.09)	(0.43)	—	(0.52)	10.62	13.98	1.20		0.73		0.79		3,397	15
08-31-2012	9.18	0.08		0.69	0.77	(0.08)	(0.05)	—	(0.13)	9.82	8.58	1.28		0.72		0.88		3,146	69
08-31-2011	8.11	0.05		1.16	1.21	(0.07)	(0.07)	—	(0.14)	9.18	14.90	1.38		0.69		0.57		2,651	19
CLASS R4
08-31-2015	12.16	0.20	[6]	(0.64)	(0.44)	(0.16)	(0.49)	—	(0.65)	11.07	(3.75)	0.71		0.25		1.71	[6]	949	14
08-31-2014	10.63	0.13		1.86	1.99	(0.15)	(0.31)	—	(0.46)	12.16	19.02	1.89		0.33		1.11		1,252	15
08-31-2013	9.83	0.11		1.25	1.36	(0.13)	(0.43)	—	(0.56)	10.63	14.42	2.72		0.33		1.09		747	15
08-31-2012	9.19	0.12		0.68	0.80	(0.11)	(0.05)	—	(0.16)	9.83	8.91	2.36		0.40		1.31		498	69
08-31-2011	8.12	0.04		1.20	1.24	(0.10)	(0.07)	—	(0.17)	9.19	15.19	3.87		0.39		0.42		560	19
CLASS R5
08-31-2015	12.19	0.20	[6]	(0.62)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09	(3.63)	0.28		0.05		1.74	[6]	2,356	14
08-31-2014	10.65	0.18		1.84	2.02	(0.17)	(0.31)	—	(0.48)	12.19	19.30	0.43		0.13		1.54		2,577	15
08-31-2013	9.85	0.15		1.23	1.38	(0.15)	(0.43)	—	(0.58)	10.65	14.62	0.36		0.13		1.43		5,557	15
08-31-2012	9.21	0.11		0.72	0.83	(0.14)	(0.05)	—	(0.19)	9.85	9.24	0.58		0.13		1.18		6,777	69
08-31-2011	8.13	0.12		1.16	1.28	(0.13)	(0.07)	—	(0.20)	9.21	15.61	0.88		0.09		1.29		2,031	19
Class R6
08-31-2015	12.19	0.22	[6]	(0.64)	(0.42)	(0.19)	(0.49)	—	(0.68)	11.09	(3.58)	0.31		—		1.87	[6]	2,028	14
08-31-2014	10.64	0.17		1.86	2.03	(0.17)	(0.31)	—	(0.48)	12.19	19.47	0.32		0.08		1.44		2,554	15
08-31-2013	9.85	0.07		1.31	1.38	(0.16)	(0.43)	—	(0.59)	10.64	14.57	0.48		0.08		0.66		6,446	15
08-31-2012[14]	9.20	0.15		0.69	0.84	(0.14)	(0.05)	—	(0.19)	9.85	9.36	16.91		0.09		1.60		107	69

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.23%, 0.50%-1.29%, 0.51%-1.47%, 0.48%-1.14%, 0.48%-1.17% and 0.49%-1.31% for the periods ended 8-31-15, 8-31-14, 8-31-13, 8-31-12, and 8-31-11, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.10%, respectively.

7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	Less than $0.005 per share.
13	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
14	The inception date for Class R6 shares is 9-1-11.

83

Retirement Living through 2025 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	12.04	0.18	[6]	(0.59)	(0.41)	(0.16)	(0.46)	—	(0.62)	11.01	(3.59)	0.53		0.44		1.59	[6]	88,278	15
08-31-2014	10.65	0.14		1.68	1.82	(0.14)	(0.29)	—	(0.43)	12.04	17.38	0.58		0.58		1.18		74,977	15
08-31-2013	9.91	0.12		1.10	1.22	(0.13)	(0.35)	—	(0.48)	10.65	12.71	0.60		0.58		1.18		54,244	17
08-31-2012	9.27	0.13		0.68	0.81	(0.12)	(0.05)	—	(0.17)	9.91	8.93	0.67		0.59		1.36		38,080	66
08-31-2011	8.28	0.10		1.07	1.17	(0.11)	(0.07)	—	(0.18)	9.27	14.09	0.66		0.58		1.06		25,760	22
CLASS I
08-31-2015[7]	11.42	0.04	[6]	(0.48)	(0.44)	—	—	—	—	10.98	(3.85)[8]	0.21	[9]	0.10	[9]	0.83	[6,9]	96	15	[10]
CLASS R1
08-31-2015	11.98	0.14	[6]	(0.59)	(0.45)	(0.13)	(0.46)	—	(0.59)	10.94	(3.94)	0.92		0.75		1.19	[6]	5,346	15
08-31-2014	10.60	0.11		1.67	1.78	(0.11)	(0.29)	—	(0.40)	11.98	17.09	1.30		0.83		0.93		4,313	15
08-31-2013	9.87	0.10		1.08	1.18	(0.10)	(0.35)	—	(0.45)	10.60	12.38	1.30		0.83		0.99		2,928	17
08-31-2012	9.23	0.12		0.68	0.80	(0.11)	(0.05)	—	(0.16)	9.87	8.80	1.41		0.81		1.26		2,646	66
08-31-2011	8.25	0.09		1.06	1.15	(0.10)	(0.07)	—	(0.17)	9.23	13.86	1.53		0.73		0.98		2,214	22
CLASS R2
08-31-2015	11.99	0.18	[6]	(0.60)	(0.42)	(0.16)	(0.46)	—	(0.62)	10.95	(3.70)	1.02		0.50		1.56	[6]	770	15
08-31-2014	10.60	0.12		1.70	1.82	(0.14)	(0.29)	—	(0.43)	11.99	17.46	2.75		0.58		1.05		912	15
08-31-2013	9.87	0.10		1.11	1.21	(0.13)	(0.35)	—	(0.48)	10.60	12.64	7.20		0.58		1.00		438	17
08-31-2012[11]	9.81	0.02		0.04	0.06	—	—	—	—	9.87	0.61	17.38	[9]	0.59	[9]	0.29	[8]	101	66	[12]
CLASS R3
08-31-2015	12.00	0.18	[6]	(0.63)	(0.45)	(0.14)	(0.46)	—	(0.60)	10.95	(3.92)	0.83		0.65		1.52	[6]	3,676	15
08-31-2014	10.61	0.12		1.68	1.80	(0.12)	(0.29)	—	(0.41)	12.00	17.28	1.11		0.73		1.04		4,784	15
08-31-2013	9.88	0.11		1.08	1.19	(0.11)	(0.35)	—	(0.46)	10.61	12.47	1.14		0.73		1.04		3,710	17
08-31-2012	9.24	0.12		0.68	0.80	(0.11)	(0.05)	—	(0.16)	9.88	8.84	1.21		0.72		1.27		3,650	66
08-31-2011	8.25	0.09		1.07	1.16	(0.10)	(0.07)	—	(0.17)	9.24	14.04	1.27		0.68		0.92		3,068	22
CLASS R4
08-31-2015	12.03	0.22	[6]	(0.61)	(0.39)	(0.19)	(0.46)	—	(0.65)	10.99	(3.43)	0.67		0.25		1.91	[6]	397	15
08-31-2014	10.63	0.18		1.68	1.86	(0.17)	(0.29)	—	(0.46)	12.03	17.78	1.51		0.33		1.58		1,388	15
08-31-2013	9.90	0.16		1.07	1.23	(0.15)	(0.35)	—	(0.50)	10.63	12.89	1.40		0.33		1.52		1,408	17
08-31-2012	9.26	0.14		0.69	0.83	(0.14)	(0.05)	—	(0.19)	9.90	9.17	1.64		0.39		1.46		1,416	66
08-31-2011	8.27	0.12		1.07	1.19	(0.13)	(0.07)	—	(0.20)	9.26	14.32	1.87		0.38		1.23		1,050	22
CLASS R5
08-31-2015	12.03	0.23	[6]	(0.60)	(0.37)	(0.21)	(0.46)	—	(0.67)	10.99	(3.24)	0.31		0.05		1.96	[6]	2,114	15
08-31-2014	10.63	0.21		1.67	1.88	(0.19)	(0.29)	—	(0.48)	12.03	18.01	0.85		0.13		1.82		1,733	15
08-31-2013	9.90	0.23		1.02	1.25	(0.17)	(0.35)	—	(0.52)	10.63	13.11	0.40		0.13		2.21		2,099	17
08-31-2012	9.26	0.16		0.70	0.86	(0.17)	(0.05)	—	(0.22)	9.90	9.51	0.50		0.12		1.66		8,683	66
08-31-2011	8.27	0.16		1.06	1.22	(0.16)	(0.07)	—	(0.23)	9.26	14.63	0.64		0.08		1.67		3,342	22
Class R6
08-31-2015	12.02	0.25	[6]	(0.61)	(0.36)	(0.22)	(0.46)	—	(0.68)	10.98	(3.20)	0.50		—		2.13	[6]	1,007	15
08-31-2014	10.63	0.21		1.66	1.87	(0.19)	(0.29)	—	(0.48)	12.02	17.97	0.29		0.08		1.84		1,067	15
08-31-2013	9.90	0.09		1.17	1.26	(0.18)	(0.35)	—	(0.53)	10.63	13.16	0.43		0.08		0.88		9,211	17
08-31-2012[13]	9.26	0.18		0.68	0.86	(0.17)	(0.05)	—	(0.22)	9.90	9.51	18.84		0.09		1.95		107	66

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.23%, 0.52% - 1.26%, 0.50%-1.29%, 0.51%-1.47% and 0.48%-1.14% for the periods ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.10%, respectively.

7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

84

Retirement Living through 2020 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	11.69	0.22	[6]	(0.60)	(0.38)	(0.19)	(0.43)	—	(0.62)	10.69	(3.38)	0.54		0.44		1.96	[6]	85,398	18
08-31-2014	10.53	0.16		1.47	1.63	(0.18)	(0.29)	—	(0.47)	11.69	15.79	0.59		0.58		1.46		77,843	17
08-31-2013	10.00	0.16		0.88	1.04	(0.17)	(0.34)	—	(0.51)	10.53	10.71	0.60		0.58		1.50		52,733	18
08-31-2012	9.39	0.17		0.66	0.83	(0.17)	(0.05)	—	(0.22)	10.00	9.03	0.67		0.59		1.78		37,860	63
08-31-2011	8.52	0.16		0.94	1.10	(0.15)	(0.08)	—	(0.23)	9.39	12.87	0.65		0.58		1.61		29,087	24
CLASS I
08-31-2015[7]	11.07	0.06	[6]	(0.44)	(0.38)	—	—	—	—	10.69	(3.43)[8]	0.22	[9]	0.10	[9]	1.17	[6,9]	97	18	[10]
CLASS R1
08-31-2015	11.64	0.19	[6]	(0.59)	(0.40)	(0.17)	(0.43)	—	(0.60)	10.64	(3.65)	0.93		0.74		1.66	[6]	3,098	18
08-31-2014	10.50	0.14		1.44	1.58	(0.15)	(0.29)	—	(0.44)	11.64	15.36	1.32		0.83		1.23		3,553	17
08-31-2013	9.97	0.14		0.87	1.01	(0.14)	(0.34)	—	(0.48)	10.50	10.48	1.33		0.83		1.34		2,973	18
08-31-2012	9.37	0.15		0.65	0.80	(0.15)	(0.05)	—	(0.20)	9.97	8.77	1.39		0.81		1.59		2,704	63
08-31-2011	8.51	0.15		0.93	1.08	(0.14)	(0.08)	—	(0.22)	9.37	12.61	1.47		0.73		1.51		2,308	24
CLASS R2
08-31-2015	11.65	0.21	[6]	(0.59)	(0.38)	(0.19)	(0.43)	—	(0.62)	10.65	(3.40)	0.91		0.49		1.87	[6]	1,105	18
08-31-2014	10.50	0.15		1.47	1.62	(0.18)	(0.29)	—	(0.47)	11.65	15.73	2.24		0.58		1.33		1,233	17
08-31-2013	9.98	0.10		0.93	1.03	(0.17)	(0.34)	—	(0.51)	10.50	10.62	5.81		0.58		0.93		640	18
08-31-2012[11]	9.86	0.04		0.08	0.12	—	—	—	—	9.98	1.22 [8]	16.59	[9]	0.59	[9]	0.37	[8]	101	63	[12]
CLASS R3
08-31-2015	11.66	0.20	[6]	(0.60)	(0.40)	(0.18)	(0.43)	—	(0.61)	10.65	(3.63)	0.83		0.65		1.81	[6]	3,419	18
08-31-2014	10.51	0.16		1.45	1.61	(0.17)	(0.29)	—	(0.46)	11.66	15.56	1.12		0.73		1.42		4,269	17
08-31-2013	9.98	0.15		0.87	1.02	(0.15)	(0.34)	—	(0.49)	10.51	10.57	1.07		0.73		1.40		4,378	18
08-31-2012	9.38	0.15		0.66	0.81	(0.16)	(0.05)	—	(0.21)	9.98	8.82	1.14		0.72		1.62		4,493	63
08-31-2011	8.51	0.14		0.95	1.09	(0.14)	(0.08)	—	(0.22)	9.38	12.78	1.15		0.68		1.49		3,839	24
CLASS R4
08-31-2015	11.66	0.27	[6]	(0.62)	(0.35)	(0.22)	(0.43)	—	(0.65)	10.66	(3.15)	0.72		0.25		2.41	[6]	1,064	18
08-31-2014	10.51	0.20		1.45	1.65	(0.21)	(0.29)	—	(0.50)	11.66	16.00	2.00		0.33		1.80		1,151	17
08-31-2013	9.99	0.18		0.87	1.05	(0.19)	(0.34)	—	(0.53)	10.51	10.89	2.25		0.33		1.74		891	18
08-31-2012	9.38	0.19		0.66	0.85	(0.19)	(0.05)	—	(0.24)	9.99	9.27	2.34		0.40		2.01		797	63
08-31-2011	8.51	0.15		0.97	1.12	(0.17)	(0.08)	—	(0.25)	9.38	13.09	5.58		0.39		1.56		466	24
CLASS R5
08-31-2015	11.70	0.26	[6]	(0.59)	(0.33)	(0.25)	(0.43)	—	(0.68)	10.69	(3.03)	0.23		0.05		2.35	[6]	4,494	18
08-31-2014	10.55	0.24		1.43	1.67	(0.23)	(0.29)	—	(0.52)	11.70	16.16	0.40		0.13		2.10		3,896	17
08-31-2013	10.02	0.22		0.86	1.08	(0.21)	(0.34)	—	(0.55)	10.55	11.19	0.31		0.13		2.12		6,515	18
08-31-2012	9.41	0.19		0.69	0.88	(0.22)	(0.05)	—	(0.27)	10.02	9.58	0.44		0.13		1.97		10,120	63
08-31-2011	8.53	0.21		0.95	1.16	(0.20)	(0.08)	—	(0.28)	9.41	13.50	0.70		0.08		2.17		3,114	24
Class R6
08-31-2015	11.69	0.28	[6]	(0.60)	(0.32)	(0.25)	(0.43)	—	(0.68)	10.69	(2.90)	0.32		—		2.52	[6]	2,285	18
08-31-2014	10.53	0.23		1.45	1.68	(0.23)	(0.29)	—	(0.52)	11.69	16.35	0.30		0.08		2.06		1,745	17
08-31-2013	10.01	0.11		0.96	1.07	(0.21)	(0.34)	—	(0.55)	10.53	11.14	0.46		0.08		1.11		7,360	18
08-31-2012[13]	9.40	0.23		0.65	0.88	(0.22)	(0.05)	—	(0.27)	10.01	9.59	16.95		0.09		2.38		106	63

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.23%, 0.53%-1.26%, 0.50%-1.29%, 0.51%-1.47% and 0.48%-1.14% the periods ended 8-31-15, 8-31-14, 8-31-13, 8-31-12 and 8-31-11, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.12%, respectively.

7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

85

Retirement Living through 2015 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	11.35	0.24	[6]	(0.58)	(0.34)	(0.23)	(0.53)	—	(0.76)	10.25	(3.13)	0.55		0.44		2.26	[6]	62,597	16
08-31-2014	10.43	0.19		1.23	1.42	(0.21)	(0.29)	—	(0.50)	11.35	13.93	0.59		0.58		1.74		61,465	20
08-31-2013	9.96	0.19		0.66	0.85	(0.20)	(0.18)	—	(0.38)	10.43	8.78	0.61		0.59		1.80		43,192	20
08-31-2012	9.39	0.21		0.62	0.83	(0.21)	(0.05)	—	(0.26)	9.96	9.11	0.68		0.59		2.16		31,143	59
08-31-2011	8.66	0.19		0.81	1.00	(0.20)	(0.07)	—	(0.27)	9.39	11.54	0.67		0.59		2.00		22,954	30
CLASS I
08-31-2015[7]	10.58	0.06	[6]	(0.39)	(0.33)	—	—	—	—	10.25	(3.12)[8]	0.23	[9]	0.10	[9]	1.40	[6,9]	97	16	[10]
CLASS R1
08-31-2015	11.32	0.19	[6]	(0.57)	(0.38)	(0.20)	(0.53)	—	(0.73)	10.21	(3.48)	1.07		0.75		1.82	[6]	2,238	16
08-31-2014	10.40	0.18		1.22	1.40	(0.19)	(0.29)	—	(0.48)	11.32	13.69	2.09		0.83		1.63		1,184	20
08-31-2013	9.93	0.17		0.66	0.83	(0.18)	(0.18)	—	(0.36)	10.40	8.53	1.86		0.84		1.69		1,276	20
08-31-2012	9.37	0.22		0.59	0.81	(0.20)	(0.05)	—	(0.25)	9.93	8.85	1.83		0.81		2.32		1,330	59
08-31-2011	8.64	0.20		0.79	0.99	(0.19)	(0.07)	—	(0.26)	9.37	11.41	1.78		0.74		2.03		1,618	30
CLASS R2
08-31-2015	11.33	0.25	[6]	(0.60)	(0.35)	(0.23)	(0.53)	—	(0.76)	10.22	(3.23)	1.81		0.50		2.33	[6]	143	16
08-31-2014	10.41	0.18		1.24	1.42	(0.21)	(0.29)	—	(0.50)	11.33	13.96	5.76		0.58		1.62		366	20
08-31-2013	9.94	0.16		0.69	0.85	(0.20)	(0.18)	—	(0.38)	10.41	8.79	10.80		0.59		1.53		194	20
08-31-2012[11]	9.76	0.05		0.13	0.18	—	—	—	—	9.94	1.84 [8]	16.51	[9]	0.59	[9]	0.56	[9]	102	59	[12]
CLASS R3
08-31-2015	11.32	0.22	[6]	(0.59)	(0.37)	(0.21)	(0.53)	—	(0.74)	10.21	(3.38)	0.82		0.65		2.04	[6]	6,405	16
08-31-2014	10.41	0.18		1.22	1.40	(0.20)	(0.29)	—	(0.49)	11.32	13.69	1.03		0.73		1.62		6,277	20
08-31-2013	9.93	0.18		0.67	0.85	(0.19)	(0.18)	—	(0.37)	10.41	8.75	1.03		0.74		1.73		5,628	20
08-31-2012	9.37	0.20		0.61	0.81	(0.20)	(0.05)	—	(0.25)	9.93	8.91	1.08		0.73		2.14		5,485	59
08-31-2011	8.64	0.20		0.79	0.99	(0.19)	(0.07)	—	(0.26)	9.37	11.46	1.34		0.69		2.03		2,946	30
CLASS R4
08-31-2015	11.34	0.26	[6]	(0.58)	(0.32)	(0.26)	(0.53)	—	(0.79)	10.23	(2.98)	1.51		0.25		2.43	[6]	182	16
08-31-2014	10.43	0.22		1.22	1.44	(0.24)	(0.29)	—	(0.53)	11.34	14.11	6.96		0.33		2.03		251	20
08-31-2013	9.95	0.18		0.71	0.89	(0.23)	(0.18)	—	(0.41)	10.43	9.16	13.15		0.34		1.78		160	20
08-31-2012	9.38	0.24		0.61	0.85	(0.23)	(0.05)	—	(0.28)	9.95	9.34	10.46		0.41		2.51		68	59
08-31-2011	8.65	0.20		0.82	1.02	(0.22)	(0.07)	—	(0.29)	9.38	11.76	11.17		0.39		2.04		158	30
CLASS R5
08-31-2015	11.37	0.28	[6]	(0.58)	(0.30)	(0.28)	(0.53)	—	(0.81)	10.26	(2.77)	0.36		0.05		2.62	[6]	1,767	16
08-31-2014	10.45	0.26		1.21	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.40	1.13		0.13		2.41		1,360	20
08-31-2013	9.97	0.29		0.62	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.35	0.54		0.14		2.76		1,662	20
08-31-2012	9.41	0.21		0.66	0.87	(0.26)	(0.05)	—	(0.31)	9.97	9.55	0.76		0.13		2.22		5,380	59
08-31-2011	8.67	0.23		0.83	1.06	(0.25)	(0.07)	—	(0.32)	9.41	12.17	1.24		0.09		2.38		1,465	30
Class R6
08-31-2015	11.37	0.31	[6]	(0.60)	(0.29)	(0.29)	(0.53)	—	(0.82)	10.26	(2.72)	0.89		—		2.88	[6]	394	16
08-31-2014	10.45	0.27		1.20	1.47	(0.26)	(0.29)	—	(0.55)	11.37	14.46	0.50		0.08		2.48		656	20
08-31-2013	9.97	0.16		0.75	0.91	(0.25)	(0.18)	—	(0.43)	10.45	9.40	0.65		0.09		1.53		4,406	20
08-31-2012[13]	9.40	0.27		0.61	0.88	(0.26)	(0.05)	—	(0.31)	9.97	9.67	15.61		0.09		2.80		106	59

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53%-1.23%, 0.52%-1.26%, 0.50%-1.29%, 0.51%-1.47% and 0.48%-1.14% for the periods ended 8-31-15, 8-31-14, 8-31-13, 8-31-12,and 8-31-11, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.12%, respectively.

7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

86

Retirement Living through 2010 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS A
08-31-2015	10.57	0.25	[6]	(0.55)	(0.30)	(0.25)	(0.43)	—	(0.68)	9.59	(2.97)	0.56		0.44		2.50	[6]	41,187	16
08-31-2014	9.97	0.21		0.98	1.19	(0.22)	(0.37)	—	(0.59)	10.57	12.33	0.60		0.59		2.00		39,227	23
08-31-2013	10.11	0.20		0.51	0.71	(0.24)	(0.61)	—	(0.85)	9.97	7.40	0.63		0.59		2.03		35,013	18
08-31-2012	9.58	0.25		0.59	0.84	(0.27)	(0.04)	—	(0.31)	10.11	9.09	0.71		0.60		2.56		21,845	55
08-31-2011	8.98	0.23		0.69	0.92	(0.26)	(0.06)	—	(0.32)	9.58	10.21	0.70		0.59		2.30		17,032	43
CLASS I
08-31-2015[7]	9.88	0.07	[6]	(0.35)	(0.28)	—	—	—	—	9.60	(2.83)[8]	0.26	[9]	0.11	[9]	1.61	[6,9]	97	16	[10]
CLASS R1
08-31-2015	10.53	0.22	[6]	(0.55)	(0.33)	(0.22)	(0.43)	—	(0.65)	9.55	(3.24)	1.38		0.75		2.17	[6]	531	16
08-31-2014	9.93	0.17		1.00	1.17	(0.20)	(0.37)	—	(0.57)	10.53	12.11	4.01		0.84		1.65		531	23
08-31-2013	10.08	0.18		0.49	0.67	(0.21)	(0.61)	—	(0.82)	9.93	7.05	4.34		0.84		1.82		387	18
08-31-2012	9.55	0.22		0.61	0.83	(0.26)	(0.04)	—	(0.30)	10.08	8.94	4.76		0.82		2.31		379	55
08-31-2011	8.95	0.26		0.64	0.90	(0.24)	(0.06)	—	(0.30)	9.55	10.09	4.44		0.74		2.65		337	43
CLASS R2
08-31-2015	10.57	0.25	[6]	(0.55)	(0.30)	(0.25)	(0.43)	—	(0.68)	9.59	(2.97)	1.22		0.50		2.49	[6]	561	16
08-31-2014	9.96	0.21		0.99	1.20	(0.22)	(0.37)	—	(0.59)	10.57	12.45	2.81		0.59		1.99		681	23
08-31-2013	10.11	0.15		0.55	0.70	(0.24)	(0.61)	—	(0.85)	9.96	7.30	6.04		0.59		1.50		613	18
08-31-2012[11]	9.87	0.07		0.17	0.24	—	—	—	—	10.11	2.43 [8]	16.44	[9]	0.60	[9]	0.72	[8]	102	55	[12]
CLASS R3
08-31-2015	10.55	0.23	[6]	(0.56)	(0.33)	(0.23)	(0.43)	—	(0.66)	9.56	(3.23)	1.00		0.65		2.27	[6]	1,183	16
08-31-2014	9.94	0.19		1.00	1.19	(0.21)	(0.37)	—	(0.58)	10.55	12.31	2.09		0.74		1.82		1,200	23
08-31-2013	10.09	0.22		0.46	0.68	(0.22)	(0.61)	—	(0.83)	9.94	7.16	1.74		0.74		2.13		1,124	18
08-31-2012	9.56	0.24		0.59	0.83	(0.26)	(0.04)	—	(0.30)	10.09	8.99	1.47		0.73		2.51		1,765	55
08-31-2011	8.96	0.23		0.68	0.91	(0.25)	(0.06)	—	(0.31)	9.56	10.13	1.53		0.69		2.33		2,196	43
CLASS R4
08-31-2015	10.58	0.25	[6]	(0.54)	(0.29)	(0.27)	(0.43)	—	(0.70)	9.59	(2.82)	0.84		0.25		2.47	[6]	879	16
08-31-2014	9.97	0.23		1.00	1.23	(0.25)	(0.37)	—	(0.62)	10.58	12.72	3.39		0.34		2.21		607	23
08-31-2013	10.12	0.24		0.48	0.72	(0.26)	(0.61)	—	(0.87)	9.97	7.57	3.75		0.34		2.41		445	18
08-31-2012	9.58	0.26		0.61	0.87	(0.29)	(0.04)	—	(0.33)	10.12	9.42	4.40		0.40		2.64		407	55
08-31-2011	8.98	0.21		0.73	0.94	(0.28)	(0.06)	—	(0.34)	9.58	10.42	8.04		0.39		2.14		347	43
CLASS R5
08-31-2015	10.59	0.30	[6]	(0.56)	(0.26)	(0.29)	(0.43)	—	(0.72)	9.61	(2.52)	1.20		0.05		2.95	[6]	233	16
08-31-2014	9.98	0.28		0.97	1.25	(0.27)	(0.37)	—	(0.64)	10.59	12.93	1.81		0.14		2.75		213	23
08-31-2013	10.13	0.29		0.45	0.74	(0.28)	(0.61)	—	(0.89)	9.98	7.78	0.58		0.15		2.87		1,085	18
08-31-2012	9.60	0.27		0.62	0.89	(0.32)	(0.04)	—	(0.36)	10.13	9.64	0.62		0.13		2.82		4,614	55
08-31-2011	8.99	0.26		0.71	0.97	(0.30)	(0.06)	—	(0.36)	9.60	10.83	0.79		0.09		2.65		2,679	43
Class R6
08-31-2015	10.60	0.31	[6]	(0.57)	(0.26)	(0.30)	(0.43)	—	(0.73)	9.61	(2.56)	1.04		—		3.06	[6]	171	16
08-31-2014	9.99	0.27		0.98	1.25	(0.27)	(0.37)	—	(0.64)	10.60	12.97	0.58		0.09		2.57		506	23
08-31-2013	10.13	0.15		0.61	0.76	(0.29)	(0.61)	—	(0.90)	9.99	7.92	0.96		0.09		1.58		3,149	18
08-31-2012[13]	9.60	0.30		0.59	0.89	(0.32)	(0.04)	—	(0.36)	10.13	9.63	16.98		0.10		3.12		106	55

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% - 1.23%, 0.52% - 1.26%, 0.50%-1.29%, 0.51%-1.47% and 0.48%-1.14% for the periods ended 8-31-15, 8-31-14, 8-31-13, 8-31-12,and 8-31-11, respectively.

6

Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio's investments in underlying investment companies of $0.01 per share and 0.14%, respectively.

7	The inception date for Class I shares is 3-27-15.
8	Not annualized.
9	Annualized.
10	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
11	The inception date for Class R2 shares is 3-1-12.
12	The portfolio turnover is shown for the period from 9-1-11 to 8-31-12.
13	The inception date for Class R6 shares is 9-1-11.

87

Underlying fund information

The funds invest primarily in underlying funds. Therefore, each fund's investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund's prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.

As of October 31, 2015, the funds allocated assets to the underlying funds stated below.

Retirement Living through 2055 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management North America Limited
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities Fund	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth Fund	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management North America Limited

88

Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

Retirement Living through 2050 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities Fund	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth Fund	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC

89

Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

Retirement Living through 2045 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities Fund	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth Fund	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC

90

Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

Retirement Living through 2040 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities Fund	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth Fund	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Spectrum Income Fund	T. Rowe Price Associates, Inc.

91

Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

Retirement Living through 2035 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities Fund	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth Fund	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC

92

Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

Retirement Living through 2030 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities Fund	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth Fund	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC

93

Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

Retirement Living through 2025 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Asia Pacific Total Return Bond FUnd	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities Fund	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth Fund	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC

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Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

Retirement Living through 2020 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Asia Pacific Total Return Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC

95

Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

Retirement Living through 2015 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth Fund	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC

96

Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

Retirement Living through 2010 Portfolio
Underlying fund:	Subadvisor:
Absolute Return Currency Fund	First Quadrant, L.P.
Active Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC; Declaration Management & Research LLC
Alpha Opportunities Fund	Wellington Management Company LLP
Asia Pacific Total Return Bond Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Capital Appreciation Value Fund	T. Rowe Price Associates, Inc.
Core Bond Fund	Wells Capital Management, Inc.
Core High Yield Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Disciplined Value Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Emerging Markets Fund	Dimensional Fund Advisors LP
Emerging Markets Debt Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Emerging Markets Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Equity Income Fund	T. Rowe Price Associates, Inc.
Financial Industries Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Floating Rate Income Fund	Western Asset Management Company
Fundamental Global Franchise Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Absolute Return Fund	Standard Life Investments (Corporate Funds) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Global Income Fund	Stone Harbor Investment Partners LP
Global Real Estate Fund	Standard Life Investments (Corporate Funds) Limited
Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
Global Short Duration Credit Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Health Sciences Fund	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company
International Core Fund	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Opportunities Fund	Baillie Gifford Overseas Ltd
International Growth Stock Fund	Invesco Advisers, Inc.
International Small Cap Fund	Franklin Templeton Investments Corp.
International Small Company Fund	Dimensional Fund Advisors LP
International Value Fund	Templeton Investment Counsel, LLC
International Value Equity Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Mid Cap Stock Fund	Wellington Management Company LLP
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Jennison Associates LLC
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Redwood Fund	Robeco Investment Management, Inc., doing business as Boston Partners
Science & Technology Fund	Allianz Global Investors; T. Rowe Price Associates, Inc.
Short Duration Credit Opportunities Fund	Stone Harbor Investment Partners LP
Small Cap Growth Fund	Wellington Management Company LLP
Small Cap Value Fund	Wellington Management Company LLP
Small Company Growth Fund	Invesco Advisers, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC

97

Strategic Growth Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Strategic Income Opportunities Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Total Return Fund	Pacific Investment Management Company LLC
U.S. Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
Value Fund	Invesco Advisers, Inc.
Value Equity Fund	Barrow, Hanley, Mewhinney & Strauss, LLC

98

Your account

Choosing an eligible share class

Each share class has its own cost structure. Except for Class I and Class R6 shares, each share class has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution, and service of its shares. Your financial representative can help you decide which share class you are eligible to buy and is best for you. Each class's eligibility guidelines are described below.

Class A shares

Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such plans generally include, but are not limited to, defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans.

Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

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The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

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Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund's representatives have agreed that the plan may invest in Class A shares after that date; and

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Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund's representatives have agreed that plans utilizing such model may invest in Class A shares after that date.

Class I shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see "Opening an account"):

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Class I shares are only available to clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform

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Retirement and other benefit plans

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Endowment funds and foundations

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Any state, county, or city, or its instrumentality, department, authority, or agency

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Accounts registered to insurance companies, trust companies, and bank trust departments

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Any entity that is considered a corporation for tax purposes

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Investment companies, both affiliated and not affiliated with the advisor

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Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R1, Class R2, Class R3, Class R4, and Class R5 shares

Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available to certain types of investors, as noted below:

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Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

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Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

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Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R1, Class R2, Class R3, Class R4, and Class R5 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.

Class R6 shares

Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See "Opening an account.")

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Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

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Endowment funds and foundations

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Any state, county, or city, or its instrumentality, department, authority, or agency

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457 plans, including 457(a) governmental entity plans and tax-exempt plans

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Accounts registered to insurance companies, trust companies, and bank trust departments

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Investment companies, both affiliated and not affiliated with the advisor

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Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

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Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares may not be available through certain investment dealers.

The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.

Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.

Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Class R6 shares are also not available to retail, advisory fee-based wrap programs, or advisor-sold, donor-advised funds.

Class cost structure

Class A shares

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A front-end sales charge, as described in the section "How sales charges are calculated"

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Distribution and service (Rule 12b-1) fees of 0.30%

Class I shares

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No front-end or deferred sales charges; all your money goes to work for you right away

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No Rule 12b-1 fees

Class R1 shares

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No front-end or deferred sales charges; all your money goes to work for you right away

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Rule 12b-1 fees of 0.50%

Class R2 shares

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No front-end or deferred sales charges; all your money goes to work for you right away

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Rule 12b-1 fees of 0.25%

Class R3 shares

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No front-end or deferred sales charges; all your money goes to work for you right away

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Rule 12b-1 fees of 0.50%

Class R4 shares

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No front-end or deferred sales charges; all your money goes to work for you right away

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Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2016)

Class R5 shares

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No front-end or deferred sales charges; all your money goes to work for you right away

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No Rule 12b-1 fees

Class R6 shares

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No front-end or deferred sales charges; all your money goes to work for you right away

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No Rule 12b-1 fees

Rule 12b-1 fees

Rule 12b-1 fees, if applicable, will be paid to the fund's distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of, the shares of the class, and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Class R service plan

In addition to the Rule 12b-1 plans, the fund has adopted plans for Class R1, Class R2, Class R3, Class R4, and Class R5 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund's share class held by plan participants and is up to 0.25% for Class R1 shares, 0.25% for Class R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares, and 0.05% for Class R5 shares.

The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Each fund is designed so that it can qualify as a qualified default investment alternative (QDIA) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to ERISA. Your retirement plan fiduciary, and not the funds or their investment advisor, is responsible for determining whether the fund qualifies as a QDIA.

Additional payments to financial intermediaries

Class A, Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

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directly, by the payment of sales commissions, if any; and

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indirectly, as a result of the fund paying Rule 12b-1 fees.

Class I shares do not carry sales commissions or pay Rule 12b-1 fees.

No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor's efforts to promote the sale of the fund's shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.

Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor's own resources.

These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor's efforts to promote the sale of the fund's shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund's net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give

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preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing, or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies is eligible to receive ongoing compensation (rollover compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John Hancock funds. The rollover compensation is paid from a fund's Rule 12b-1 fees to the plan's broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund) under the rollover program. Rollover compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price *	As a % of your investment
Up to 49,999	5.00	5.26
50,000–99,999	4.50	4.71
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class T, Class ADV, Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund's Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund's website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial advisor, or refer to the section entitled "Initial sales charge on Class A shares" in the fund's SAI. You may request an SAI from your broker or financial advisor by accessing the fund's website at jhinvestments.com or by calling Signature Services at 800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

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Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

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Letter of intention—lets you purchase Class A shares of a fund over a 13- month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund's Class A and Class T shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you

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sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial advisor when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.

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Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "Opening an account"), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, any CDSC for Class A shares will be waived in the following cases, as applicable:

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to make payments through certain systematic withdrawal plans

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certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

■

redemptions pursuant to the fund's right to liquidate an account that is below the minimum account value stated below in "Dividends and account policies," under the subsection "Small accounts"

■

redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■

to make certain distributions from a retirement plan

■

because of shareholder death or disability

■

rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.

To utilize this privilege, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■

Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■

Financial representatives utilizing fund shares in certain eligible retirement platforms, fee-based, or wrap investment products under a signed agreement with the distributor

■

Financial intermediaries who have entered into agreements with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■

Fund trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■

Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■

Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■

Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■

Participants in certain 529 plans that have a signed agreement with the distributor (a one-year CDSC may apply)

■

Participants in certain retirement plans with at least 100 eligible employees (a one-year CDSC applies)

■

Certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

■

Terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services ("RPS") as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services ("PFS") Financial Center

■

Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan's termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has

102

retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■

Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant's John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

■

Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

■

Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■

Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction policies" in this prospectus for additional details)

■

Dividend reinvestments (see "Dividends and account policies" in this prospectus for additional details)

Opening an account

1

Read this prospectus carefully.

2

Determine if you are eligible by referring to "Choosing an eligible share class."

3

Determine how much you want to invest. There is no minimum initial investment to purchase Class R1, Class R2, Class R3, Class R4, or Class R5 shares. The minimum initial investments for Class A, Class I, and Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

Share Class	Minimum initial investment
Class A

$1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment or for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor.

Class I

$250,000. However, the minimum initial investment requirement may be waived, at the fund's sole discretion, for investors in certain fee-based, wrap, or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund also may waive the minimum initial investment for other categories of investors at its discretion, including for: (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund's portfolio management team.

Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; or (ii) Trustees, employees of the advisor or its affiliates, and members of the fund's portfolio management team.

4

All Class A, Class I, and Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 800-225-5291 for Class A shares or 888-972-8696 for Class I and Class R6 shares.

5

Eligible retirement plans generally may open an account and purchase Class R1, Class R2, Class R3, Class R4, or Class R5 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R1, Class R2, Class R3, Class R4, or Class R5 shares of the fund. Additional shares may be purchased through a retirement plan's administrator or recordkeeper.

6

For Class A shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

7

For Class A, Class I, and Class R6 shares, make your initial investment using the instructions under "Buying shares." You and your financial representative can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, such as

103

name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

104

Buying shares

Class A shares

Opening an account	Adding to an account
By check

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

■

Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Signature Services to request an exchange.	■ Log on to the website below to process exchanges between funds. ■ Call EASI-Line for automated service. ■ Call your financial representative or Signature Services to request an exchange.
By wire

■

Deliver your completed application to your financial representative or mail it to Signature Services.

■

Obtain your account number by calling your financial representative or Signature Services.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

■

Complete the "Bank information" section on your account application.

■

Log on to the website below to initiate purchases using your authorized bank account.

By phone
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the ACH system.

■

Complete the "To purchase, exchange, or redeem shares via telephone" and "Bank information" sections on your account application.

■

Call EASI-Line for automated service.

■

Call your financial representative or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

To add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

105

Buying shares

Class I shares

Opening an account	Adding to an account
By check

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

■

Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Signature Services to request an exchange.

■

Log on to the website below to process exchanges between funds.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

By wire

■

Deliver your completed application to your financial representative or mail it to Signature Services.

■

Obtain your account number by calling your financial representative or Signature Services.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

■

Complete the "To purchase, exchange, or redeem shares via telephone" and "Bank information" sections on your account application.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

Call your financial representative or call Signature Services between
8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

106

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

■

Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Signature Services to request an exchange.

■

Log on to the website below to process exchanges between funds.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

By wire

■

Deliver your completed application to your financial representative or mail it to Signature Services.

■

Obtain your account number by calling your financial representative or Signature Services.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

■

Complete the "To purchase, exchange, or redeem shares via telephone" and "Bank information" sections on your account application.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

Call your financial representative or call Signature Services between
8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

107

Selling shares

Class A shares

To sell some or all of your shares
By letter
■ Accounts of any type ■ Sales of any amount

■

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

■

Include all signatures and any additional documents that may be required (see the next page).

■

Mail the materials to Signature Services (address below).

■

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
■ Most accounts ■ Sales of up to $100,000	■ Log on to the website below to initiate redemptions from your fund.
By phone
■ Most accounts ■ Sales of up to $100,000

■

Call EASI-Line for automated service.

■

Call your financial representative or call Signature Services between 8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
■ Requests by letter to sell any amount ■ Requests by Internet or phone to sell up to $100,000

■

To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

■

A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

■

Your bank may charge a fee for this service.

By exchange
■ Accounts of any type ■ Sales of any amount

■

Obtain a current prospectus for the fund into which you are exchanging by accessing the fund's website or by calling your financial representative or Signature Services.

■

Log on to the website below to process exchanges between your funds.

■

Call EASI-Line for automated service.

■

Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

108

Class A shares

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■

your address of record has changed within the past 30 days,

■

you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or

■

you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

■

Letter of instruction

■

On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

■

Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

■

Letter of instruction

■

Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

■

On the letter and the resolution, the signature of the person(s) authorized to sign for the account

■

Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

■

Letter of instruction

■

On the letter, the signature(s) of the trustee(s)

■

Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

■

Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	■ Letter of instruction signed by surviving tenant(s) ■ Copy of the death certificate ■ Medallion signature guarantee, if applicable (see above) ■ Inheritance tax waiver, if applicable
Executors of shareholder estates

■

Letter of instruction signed by the executor

■

Copy of the order appointing executor, certified within the past 12 months

■

Medallion signature guarantee, if applicable (see above)

■

Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	■ Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

109

Selling shares

Class I shares

To sell some or all of your shares
By letter
■ Sales of any amount

■

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

■

Include all signatures and any additional documents that may be required (see the next page).

■

Mail the materials to Signature Services (address below).

■

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

■

Certain requests will require a Medallion signature guarantee. Please refer to "Selling shares in writing" on the next page.

By phone

Amounts up to $100,000:

■

Most accounts

Amounts up to $5 million:

■

Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

■

To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial representative.

■

Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to "Selling shares in writing."

By wire or electronic funds transfer (EFT)
■ Requests by letter to sell any amount ■ Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

■

To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

■

Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

■

Amounts of $5 million or more will be wired.

By exchange
■ Sales of any amount

■

Obtain a current prospectus for the fund into which you are exchanging by accessing the fund's website, or by calling your financial representative or Signature Services.

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

110

Class I shares

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■

your address of record has changed within the past 30 days;

■

you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■

you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■

you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

■

Letter of instruction

■

On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

■

Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

■

Letter of instruction

■

Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

■

On the letter and the resolution, the signature of the person(s) authorized to sign for the account

■

Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

■

Letter of instruction

■

On the letter, the signature(s) of the trustee(s)

■

Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

■

Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	■ Letter of instruction signed by surviving tenant(s) ■ Copy of the death certificate ■ Medallion signature guarantee, if applicable (see above) ■ Inheritance tax waiver, if applicable
Executors of shareholder estates

■

Letter of instruction signed by the executor

■

Copy of the order appointing executor, certified within the past 12 months

■

Medallion signature guarantee, if applicable (see above)

■

Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	■ Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

111

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
■ Sales of any amount

■

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

■

Include all signatures and any additional documents that may be required (see the next page).

■

Mail the materials to Signature Services (address below).

■

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

■

Certain requests will require a Medallion signature guarantee. Please refer to "Selling shares in writing" on the next page.

By phone

Amounts up to $5 million:

■

Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

■

To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial representative.

■

Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to "Selling shares in writing."

By wire or electronic funds transfer (EFT)
■ Requests by letter to sell any amount ■ Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

■

To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

■

Amounts of $5 million or more will be wired.

■

Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
■ Sales of any amount

■

Obtain a current prospectus for the fund into which you are exchanging by accessing the fund's website, or by calling your financial representative or Signature Services.

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

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Class R6 shares

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■

your address of record has changed within the past 30 days;

■

you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■

you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■

you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

■

Letter of instruction

■

On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

■

Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

■

Letter of instruction

■

Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

■

On the letter and the resolution, the signature of the person(s) authorized to sign for the account

■

Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

■

Letter of instruction

■

On the letter, the signature(s) of the trustee(s)

■

Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

■

Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	■ Letter of instruction signed by surviving tenant(s) ■ Copy of the death certificate ■ Medallion signature guarantee, if applicable (see above) ■ Inheritance tax waiver, if applicable
Executors of shareholder estates

■

Letter of instruction signed by the executor

■

Copy of the order appointing executor, certified within the past 12 months

■

Medallion signature guarantee, if applicable (see above)

■

Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	■ Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

113

Transaction policies

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

Valuation of shares

The net asset value (NAV) per share for the fund and share class is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M. Eastern time on each business day the NYSE is open). Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund's NAV is not calculated. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair-value pricing and the effects of doing so.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund's Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is valued at the price on the exchange where the security was acquired or most likely will be sold. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.

If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund's Pricing Committee, and the actual calculation of a security's fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund's NAV reflects the fair market value of the fund's portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund's investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund's NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests, if available for your share class, may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class A shares of a class of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.

You may exchange Class I and Class R6 shares, respectively, of one John Hancock fund for Class I and Class R6 shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.

You may exchange your Class R1, Class R2, Class R3, Class R4, or Class R5 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.

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For all share classes, the registration for both accounts involved in an exchange must be identical.

Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

Provided the fund's eligibility requirements are met, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares of that fund.

In addition, (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund's portfolio management team, may make a conversion of Class A shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund. Conversion of Class A shares to Class I shares or Class R6 shares of the same fund in these particular circumstances does not cause the investor to recognize taxable gain or loss. For further details, see "Additional information concerning taxes" in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days' written notice to its shareholders. For further details, see "Additional services and programs" in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund's portfolio, or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund's shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to

115

prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund's request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund's policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund's ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■

A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of securities" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■

A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■

A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of securities" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.

Dividends and account policies

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

Account statements

For Class A shares, in general, you will receive account statements as follows:

■

after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■

after any changes of name or address of the registered owner(s)

■

in all other circumstances, every quarter

For Class I and Class R6 shares, in general, you will receive account statements as follows:

■

after every transaction (except a dividend reinvestment) that affects your account balance

■

after any changes of name or address of the registered owner(s)

■

in all other circumstances, every quarter

For Class R1, Class R2, Class R3, Class R4, and Class R5 shares, you will receive account statements from your plan's recordkeeper.

116

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R1, Class R2, Class R3, Class R4, and Class R5 shares, this information statement will be mailed by your plan's recordkeeper.

Dividends

Each fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund's fiscal year.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on a fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account of Class A shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program (MAAP)

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section "Opening an account" and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account of Class A shares. To establish:

■

Make sure you have at least $5,000 worth of shares in your account.

■

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■

Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■

Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■

Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.

John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The holdings of each fund will be posted to the website, jhinvestments.com, no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. The holdings of each fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund's fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund's fiscal year. Each fund's Form N-CSR and Form N-Q will contain the fund's holdings as of the applicable fiscal quarter end. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the SAI.

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For more information

Two documents are available that offer further information on the funds:

Annual/semiannual report to shareholders

Includes financial statements, a discussion of the market conditions, and investment strategies that significantly affected the fund's performance, as well as the auditor's report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of each fund and includes a summary of each fund's policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents or request other information

There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:

Online: jhinvestments.com

By mail:
John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

By EASI-Line: 800-338-8080 for Class A shares; 800-597-1897 for Class I and Class R6 shares

By phone: 800-225-5291 for Class A shares; 888-972-8696 for Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares

By TTY: 800-231-5469 for Class A, Class I, and Class R6 shares

You can also view or obtain copies of these documents through the SEC:

Online: sec.gov

By email (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC's Public Reference Room in Washington, DC

For access to the Reference Room, call 202-551-8090.

© 2016 JOHN HANCOCK FUNDS, LLC RL0PN 1/1/16 SEC file number: 811-21779

John Hancock Retirement Living II Portfolios

Prospectus 1/1/16

	Class R2	Class R4	Class R6
Retirement Living through II 2055 Portfolio	JLKVX	JLKWX	JLKYX
Retirement Living through II 2050 Portfolio	JRLYX	JRTYX	JRLZX
Retirement Living through II 2045 Portfolio	JRLSX	JRLUX	JRLVX
Retirement Living through II 2040 Portfolio	JRTUX	JRTVX	JRTWX
Retirement Living through II 2035 Portfolio	JRTLX	JRTMX	JRTNX
Retirement Living through II 2030 Portfolio	JRTHX	JRTIX	JRTJX
Retirement Living through II 2025 Portfolio	JRTCX	JRTDX	JRTFX
Retirement Living through II 2020 Portfolio	JRLNX	JRLPX	JRTAX
Retirement Living through II 2015 Portfolio	JRLJX	JRLKX	JRLLX
Retirement Living through II 2010 Portfolio	JRLEX	JRLFX	JRLHX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Fund summary
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.

2	John Hancock Retirement Living through II 2055 Portfolio
7	John Hancock Retirement Living through II 2050 Portfolio
13	John Hancock Retirement Living through II 2045 Portfolio
19	John Hancock Retirement Living through II 2040 Portfolio
25	John Hancock Retirement Living through II 2035 Portfolio
31	John Hancock Retirement Living through II 2030 Portfolio
37	John Hancock Retirement Living through II 2025 Portfolio
43	John Hancock Retirement Living through II 2020 Portfolio
49	John Hancock Retirement Living through II 2015 Portfolio
55	John Hancock Retirement Living through II 2010 Portfolio
Fund details
More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

61	Principal investment strategies
62	Other permitted investments
62	Principal risks of investing in the funds of funds
65	Principal risks of investing in the underlying funds
71	Who's who
74	Financial highlights
79	Underlying fund information
Your account
How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

84	Choosing an eligible share class
84	Class cost structure
85	Opening an account
86	Information for plan participants
90	Transaction policies
92	Dividends and account policies
93	Additional investor services
For more information See back cover

Fund summary

John Hancock Retirement Living through II 2055 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.22		0.22		0.22
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	3.31		3.31		3.31
Total other expenses [2]	3.56		3.41		3.31
Acquired fund fees and expenses [3]	0.39		0.39		0.39
Total annual fund operating expenses [4]	4.42		4.27		3.92
Contractual expense reimbursement [5]	–3.46		–3.56	[6]	–3.46
Total annual fund operating expenses after expense reimbursements	0.96		0.71		0.46

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	98	73	47
3 years	1,023	970	876
5 years	1,959	1,880	1,722
10 years	4,346	4,214	3,919

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

2

not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2055.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2055 Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living II Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed

3

underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living II Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

5

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has less than a full calendar year of performance, there is no past performance to report.

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

6

John Hancock Retirement Living through II 2050 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.22		0.22		0.22
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	1.34		1.33		1.34
Total other expenses [2]	1.59		1.43		1.34
Acquired fund fees and expenses [3]	0.39		0.39		0.39
Total annual fund operating expenses [4]	2.45		2.29		1.95
Contractual expense reimbursement [5]	–1.49		–1.58	[6]	–1.49
Total annual fund operating expenses after expense reimbursements	0.96		0.71		0.46

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	98	73	47
3 years	621	563	467
5 years	1,171	1,081	914
10 years	2,673	2,503	2,154

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

7

not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2050 Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living II Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed

8

underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living II Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

9

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 67% Russell 3000 Index, 28% MSCI ACWI ex-US Index, 4% Barclays U.S. Aggregate Bond Index, and 1% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R2

Year-to-date total return. The fund's total return for the for the nine months ended September 30, 2015, was –6.60%.
Best quarter: Q2 '14, 4.51%
Worst quarter: Q3 '14, –1.60%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (11/7/13)
Class R2 before tax	6.52	9.89
after tax on distributions	5.97	8.07
after tax on distributions, with sale	3.69	6.81
Class R4	6.77	10.16
Class R6	7.03	10.42
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	16.40
Russell 3000 Index/ MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/ Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.46	9.85

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

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Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through II 2045 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.22		0.22		0.22
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.78		0.78		0.77
Total other expenses [2]	1.03		0.88		0.77
Acquired fund fees and expenses [3]	0.39		0.39		0.39
Total annual fund operating expenses [4]	1.89		1.74		1.38
Contractual expense reimbursement [5]	–0.93		–1.03	[6]	–0.92
Total annual fund operating expenses after expense reimbursements	0.96		0.71		0.46

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	98	73	47
3 years	504	447	346
5 years	935	847	667
10 years	2,136	1,966	1,577

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

13

not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2045 Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living II Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed

14

underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living II Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

15

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 67% Russell 3000 Index, 28% MSCI ACWI ex-US Index, 4% Barclays U.S. Aggregate Bond Index, and 1% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R2

Year-to-date total return. The fund's total return for the for the nine months ended September 30, 2015, was –6.61%.
Best quarter: Q2 '14, 4.51%
Worst quarter: Q3 '14, –1.69%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (11/7/13)
Class R2 before tax	6.43	9.82
after tax on distributions	5.88	7.99
after tax on distributions, with sale	3.65	6.75
Class R4	6.69	10.08
Class R6	6.94	10.34
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	16.40
Russell 3000 Index/ MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/ Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.46	9.85

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

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Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through II 2040 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.22		0.22		0.22
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.66		0.66		0.66
Total other expenses [2]	0.91		0.76		0.66
Acquired fund fees and expenses [3]	0.39		0.39		0.39
Total annual fund operating expenses [4]	1.77		1.62		1.27
Contractual expense reimbursement [5]	–0.81		–0.91	[6]	–0.81
Total annual fund operating expenses after expense reimbursements	0.96		0.71		0.46

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	98	73	47
3 years	478	422	323
5 years	883	795	619
10 years	2,017	1,845	1,463

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

19

not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2040 Portfolio has a target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living II Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed

20

underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living II Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 67% Russell 3000 Index, 28% MSCI ACWI ex-US Index, 4% Barclays U.S. Aggregate Bond Index, and 1% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R2

Year-to-date total return. The fund's total return for the for the nine months ended September 30, 2015, was –6.52%.
Best quarter: Q2 '14, 4.51%
Worst quarter: Q3 '14, –1.69%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (11/7/13)
Class R2 before tax	6.46	9.84
after tax on distributions	5.90	8.00
after tax on distributions, with sale	3.66	6.76
Class R4	6.81	10.19
Class R6	7.07	10.46
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	16.40
Russell 3000 Index/ MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/ Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.46	9.85

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

23

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

24

John Hancock Retirement Living through II 2035 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.22		0.22		0.22
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.46		0.47		0.46
Total other expenses [2]	0.71		0.57		0.46
Acquired fund fees and expenses [3]	0.38		0.38		0.38
Total annual fund operating expenses [4]	1.56		1.42		1.06
Contractual expense reimbursement [5]	–0.61		–0.72	[6]	–0.61
Total annual fund operating expenses after expense reimbursements	0.95		0.70		0.45

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	97	72	46
3 years	433	378	276
5 years	792	708	525
10 years	1,805	1,640	1,239

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

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not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2035 Portfolio has a target asset allocation of 91% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living II Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed

26

underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living II Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 65% Russell 3000 Index, 28% MSCI ACWI ex-US Index, 6% Barclays U.S. Aggregate Bond Index, and 1% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R2

Year-to-date total return. The fund's total return for the for the nine months ended September 30, 2015, was –6.43%.
Best quarter: Q2 '14, 4.42%
Worst quarter: Q3 '14, –1.60%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (11/7/13)
Class R2 before tax	6.39	9.76
after tax on distributions	5.81	7.91
after tax on distributions, with sale	3.62	6.70
Class R4	6.64	10.02
Class R6	7.00	10.28
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	16.40
Russell 3000 Index/ MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/ Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.43	9.76

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

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Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through II 2030 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.25		0.25		0.25
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.34		0.34		0.35
Total other expenses [2]	0.59		0.44		0.35
Acquired fund fees and expenses [3]	0.38		0.38		0.38
Total annual fund operating expenses [4]	1.47		1.32		0.98
Contractual expense reimbursement [5]	–0.49		–0.59	[6]	–0.50
Total annual fund operating expenses after expense reimbursements	0.98		0.73		0.48

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	100	75	49
3 years	417	360	262
5 years	756	667	493
10 years	1,715	1,539	1,156

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

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not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2030 Portfolio has a target asset allocation of 83% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living II Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed

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underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living II Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 60% Russell 3000 Index, 26% MSCI ACWI ex-US Index, 11% Barclays U.S. Aggregate Bond Index, and 3% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R2

Year-to-date total return. The fund's total return for the for the nine months ended September 30, 2015, was –5.88%.
Best quarter: Q2 '14, 4.23%
Worst quarter: Q3 '14, –1.51%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (11/7/13)
Class R2 before tax	6.23	9.25
after tax on distributions	5.69	7.46
after tax on distributions, with sale	3.53	6.33
Class R4	6.59	9.60
Class R6	6.85	9.87
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	16.40
Russell 3000 Index/ MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/ Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.29	9.38

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

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Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through II 2025 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.28		0.28		0.28
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.32		0.31		0.32
Total other expenses [2]	0.57		0.41		0.32
Acquired fund fees and expenses [3]	0.36		0.36		0.36
Total annual fund operating expenses [4]	1.46		1.30		0.96
Contractual expense reimbursement [5]	–0.47		–0.56	[6]	–0.47
Total annual fund operating expenses after expense reimbursements	0.99		0.74		0.49

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.20% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	101	76	50
3 years	416	357	259
5 years	753	659	485
10 years	1,706	1,519	1,135

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

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not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2025 Portfolio has a target asset allocation of 72% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living II Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed

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underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living II Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 54% Russell 3000 Index, 23% MSCI ACWI ex-US Index, 18% Barclays U.S. Aggregate Bond Index, and 5% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R2

Year-to-date total return. The fund's total return for the for the nine months ended September 30, 2015, was –5.24%.
Best quarter: Q2 '14, 3.94%
Worst quarter: Q3 '14, –1.42%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (11/7/13)
Class R2 before tax	6.01	8.68
after tax on distributions	5.52	6.97
after tax on distributions, with sale	3.40	5.92
Class R4	6.36	9.04
Class R6	6.62	9.30
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	16.40
Russell 3000 Index/ MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/ Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	7.11	8.88

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

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Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through II 2020 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.31		0.31		0.31
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.42		0.42		0.42
Total other expenses [2]	0.67		0.52		0.42
Acquired fund fees and expenses [3]	0.35		0.35		0.35
Total annual fund operating expenses [4]	1.58		1.43		1.08
Contractual expense reimbursement [5]	–0.59		–0.69	[6]	–0.59
Total annual fund operating expenses after expense reimbursements	0.99		0.74		0.49

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.22% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	101	76	50
3 years	441	384	285
5 years	805	716	538
10 years	1,828	1,653	1,264

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

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not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2020 Portfolio has a target asset allocation of 60% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in equity securities than will a John Hancock Retirement Living II Portfolio with a closer target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed

44

underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in equity securities than John Hancock Retirement Living II Portfolios with closer target dates, equity security risks are more prevalent in this fund than in these other target-date funds. In addition to equity securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

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Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

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Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 46% Russell 3000 Index, 19% MSCI ACWI ex-US Index, 28% Barclays U.S. Aggregate Bond Index, and 7% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R2

Year-to-date total return. The fund's total return for the for the nine months ended September 30, 2015, was –4.51%.
Best quarter: Q2 '14, 3.66%
Worst quarter: Q3 '14, –1.43%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (11/7/13)
Class R2 before tax	5.71	7.82
after tax on distributions	5.28	6.19
after tax on distributions, with sale	3.23	5.29
Class R4	5.96	8.08
Class R6	6.22	8.35
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	16.40
Russell 3000 Index/ MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/ Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	6.85	8.20

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

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Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through II 2015 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.34		0.34		0.34
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.99		0.99		0.99
Total other expenses [2]	1.24		1.09		0.99
Acquired fund fees and expenses [3]	0.33		0.33		0.33
Total annual fund operating expenses [4]	2.16		2.01		1.66
Contractual expense reimbursement [5]	–1.18		–1.28	[6]	–1.18
Total annual fund operating expenses after expense reimbursements	0.98		0.73		0.48

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.24% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	100	75	49
3 years	562	506	408
5 years	1,051	964	791
10 years	2,400	2,235	1,866

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

49

not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 59% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2015 Portfolio has a target asset allocation of 50% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Retirement Living II Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as

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credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Retirement Living II Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target-date funds. In addition to fixed-income securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

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Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

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Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 38% Russell 3000 Index, 16% MSCI ACWI ex-US Index, 37% Barclays U.S. Aggregate Bond Index, and 9% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R2

Year-to-date total return. The fund's total return for the for the nine months ended September 30, 2015, was –3.97%.
Best quarter: Q2 '14, 3.38%
Worst quarter: Q3 '14, –1.44%

Average Annual Total Returns (%)—as of 12/31/14

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (11/7/13)
Class R2 before tax	5.23	6.83
after tax on distributions	4.84	5.27
after tax on distributions, with sale	2.96	4.55
Class R4	5.48	7.09
Class R6	5.74	7.35
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	16.40
Russell 3000 Index/ MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/ Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	6.60	7.55

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Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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John Hancock Retirement Living through II 2010 Portfolio

Investment objective

To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R2	R4	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R2		R4		R6
Management fee	0.37		0.37		0.37
Distribution and service (Rule 12b-1) fees	0.25		0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.10	[1]	0.00
Additional other expenses	1.29		1.29		1.29
Total other expenses [2]	1.54		1.39		1.29
Acquired fund fees and expenses [3]	0.32		0.32		0.32
Total annual fund operating expenses [4]	2.48		2.33		1.98
Contractual expense reimbursement [5]	–1.50		–1.60	[6]	–1.50
Total annual fund operating expenses after expense reimbursements	0.98		0.73		0.48

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

4 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

5 The advisor contractually agrees to reduce its management or, if necessary, make payment to the fund in an amount equal to the amount by which other expenses of the fund exceed 0.05% of the average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "other expenses of the fund" means all fund expenses, excluding: (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (f) class specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The advisor also contractually agrees to reduce its management fee or, if necessary, make payment to Class R2, Class R4, and Class R6 shares, as applicable, in an amount equal to the amount by which expenses of the class exceed 0.50%, 0.25%, and 0.00%, respectively, of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses attributable to the share class, excluding fund level expenses such as (a) advisory fees, (b) acquired fund fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and (g) short dividend expense. The advisor also contractually agrees to waive its advisory fees and/or reimburse certain expenses including acquired fund fees to reduce the total annual fund operating expenses of the fund by 0.26% of the fund's average net assets. These agreements expire on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

6 The distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for Class R4 shares. This agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R2	R4	R6
1 year	100	75	49
3 years	629	574	476
5 years	1,185	1,099	928
10 years	2,702	2,542	2,185

Portfolio turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are

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not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund's portfolio turnover rate was 115% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010.

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. John Hancock Retirement Living through II 2010 Portfolio has a target asset allocation of 42.50% of its assets in underlying funds that invest primarily in equity securities. The fund will have a greater exposure to underlying funds that invest primarily in fixed-income securities than will a John Hancock Retirement Living II Portfolio with a more distant target date. To reduce investment risk and volatility as retirement approaches and in the postretirement years, the asset allocation strategy will change over time according to a predetermined "glide path" shown in the following chart. The fund may be a primary source of income for its shareholders after retirement.

GLIDE PATH CHART

The allocations reflected in the glide path are referred to as target allocations because they do not reflect active decisions made by the portfolio managers to produce an overweight or an underweight position in a particular asset class. The fund has a target allocation for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective. The managers may change the target allocation without shareholder approval if they believe that such change would benefit the fund and its shareholders. Under normal circumstances, any deviation from the target allocation is not expected to be greater than plus or minus 10%.

Within the prescribed percentage allocation, the managers select the percentage level to be maintained in specific underlying funds. New investments made by the fund may be directed to particular underlying funds in an effort to maintain the desired target allocations. There is no guarantee that the portfolio managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

The fund is designed for investors who may remain invested in the fund through their retirement years. The fund will continue to be managed according to an allocation strategy that becomes increasingly conservative over time until approximately twenty years after retirement, at which time the fund expects to maintain a static allocation of approximately 25% of its assets in equity underlying funds.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as

56

credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

The fund may invest directly in exchange-traded funds (ETFs), exchange-traded notes (ETNs), the securities of other investment companies, U.S. government securities, and other types of investments such as derivatives, including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

To the extent permitted by law, the Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund without shareholder approval if the target allocation of the fund matches the target allocation of the other fund, although there is no assurance that the Board of Trustees will so determine at any point. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The fund's performance reflects both the managers' allocation decisions and the performance of the underlying funds.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

Because this fund has a greater exposure to underlying funds that invest primarily in fixed-income securities than John Hancock Retirement Living II Portfolios with target dates that are more distant, fixed-income securities risks are more prevalent in this fund than in these other target-date funds. In addition to fixed-income securities risk, the fund's other main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 62 of the prospectus.

Principal risks of investing in the fund of funds

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Exchange-traded notes risk. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.

Fund of funds risk. The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. A fund bears underlying fund fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

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Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Lifecycle risk. Managers might not correctly predict market or economic conditions, and you could lose money even close to, during, or after the fund's designated retirement year.

Target allocation risk. Relatively large redemptions from or investments in an underlying fund due to reallocation or rebalancing of portfolio assets could affect the performance of the underlying fund and the fund.

Principal risks of investing in the underlying funds

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that a fund may utilize include: credit default swaps, foreign currency forward contracts, futures contracts, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Liquidity risk. An impairment of a fund's ability to sell securities or close derivative positions at advantageous prices exposes the fund to liquidity risk. Liquidity risk may result from reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

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Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-size company risk. Small and mid-size companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Russell 3000 Index/MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/Bank of America Merrill Lynch High Yield Master II Index This custom blended benchmark (Custom Benchmark) is based on the fund's asset allocation glide path shown above and will reflect a more conservative asset allocation over time. The information shows how the fund's performance compares with the returns of an index of funds with similar investment objectives. From December 1, 2013 to November 30, 2014, the Custom Benchmark consisted of the following indices and approximate weightings: 32% Russell 3000 Index, 13% MSCI ACWI ex-US Index, 44% Barclays U.S. Aggregate Bond Index, and 11% Bank of America Merrill Lynch High Yield Master II Index. The weightings of the indices in the Custom Benchmark are adjusted annually to reflect changes in the fund's target asset allocation in accordance with the annual roll-down of the glide path described above and differed in periods prior to December 1, 2013.

Please note that after-tax returns (shown for Class R2 shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class R2

Year-to-date total return. The fund's total return for the for the nine months ended September 30, 2015, was –3.40%.
Best quarter: Q2 '14, 3.18%
Worst quarter: Q3 '14, –1.25%

Average annual total returns (%)—as of 12/31/14	1 year	Since inception (11/7/13)
Class R2 before tax	5.37	6.48
after tax on distributions	4.93	4.90
after tax on distributions, with sale	3.04	4.26
Class R4	5.63	6.74
Class R6	5.88	7.00
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97	4.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69	16.40
Russell 3000 Index/ MSCI ACWI ex-US Index/Barclays U.S. Aggregate Bond Index/ Bank of America Merrill Lynch High Yield Master II Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	6.60	7.55

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

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Portfolio management

Robert Boyda Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Marcelle Daher, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception	Nathan Thooft, CFA Managing Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC Managed the fund since inception

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R2 and Class R4 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696 (Class R6 shares). Class R2 and Class R4 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund details

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

Principal investment strategies

Investment objective: To seek high total return through the fund's target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.

The Board of Trustees can change a fund's investment objective and strategy without shareholder approval.

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy based on investors' expected retirement date (see the charts in each preceding "Fund Summary").

The portfolio managers of the fund allocate assets among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each John Hancock Retirement Living II Portfolio is designed for investors planning to retire around the designated year and has a target asset allocation reflecting this designation. A fund with a closer target retirement date will have a greater exposure to underlying funds primarily invested in fixed-income securities than will a John Hancock Retirement Living II Portfolio with a more distant target retirement date. Over time, the fund's asset allocation strategy will change according to a predetermined "glide path" shown in the "Fund summary." As the glide path shows, the fund's asset mix becomes more conservative as time elapses. This reflects the desire to reduce investment risk and volatility as retirement approaches.

The fund is designed for investors who may remain invested in the fund through their retirement years. After the fund reaches its designated retirement year, it will continue to be managed according to an allocation strategy that becomes increasingly conservative over time, until approximately twenty years after retirement when the fund is expected to maintain a static allocation of approximately 25% of its assets in underlying funds that invest primarily in equity securities.

The managers may from time to time adjust the percentage of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund's holdings of particular asset classes and investment styles or to reflect fundamental changes in the investment environment. Over time, the asset allocation strategy will change according to a predetermined "glide path" shown in the chart in the preceding "Fund summary." The target allocation may be changed without shareholder approval if it is believed that such change would benefit the fund and its shareholders. The glide path is intended to reduce investment risk and volatility as retirement approaches and in the postretirement years since the fund may be a primary source of income for its shareholders after retirement.

The allocations reflected in the glide path are also referred to as "target" allocations because they do not reflect active decisions made by the managers to produce an overweight or an underweight position in a particular asset class based on the managers' market outlook. The fund has a target allocation to underlying funds for the broad asset classes of equity and fixed-income securities, but may invest outside these target allocations to protect the fund or help it achieve its objective.

Any such deviation from the target allocation is not expected to be greater than plus or minus 10%, although this range may be exceeded in light of market or economic conditions in an effort to protect the fund or achieve its objective. Any such decisions would be made by taking into account relevant factors such as the current and expected economic environment, various fundamental factors such as the valuations of various asset classes and various technical factors such as market sentiment. There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage. The advisor believes the majority of performance will be driven by the long-term strategic asset allocation mix as opposed to any shorter-term tactical asset allocation decisions.

Within the prescribed percentage allocation, the portfolio managers select the percentage level to be maintained in specific underlying funds. The portfolio managers may from time to time adjust the percent of assets invested in any specific underlying fund held by the fund. Such adjustments may be made to increase or decrease the fund's holdings of particular asset classes, to adjust the overall credit quality or duration of fixed-income securities held by the underlying funds or to rebalance the allocation to underlying funds. Adjustments may also be made to increase or reduce the percentage of the fund's assets subject to the management of a particular underlying fund's manager or to reflect fundamental changes in the investment environment. To maintain target allocations in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from the target.

The fund may invest in underlying funds that invest in a broad range of equity and fixed-income securities and asset classes, including, but not limited to, U.S. and foreign securities, including emerging-market securities, commodities, asset-backed securities, small-cap securities, and below-investment-grade securities (i.e., junk bonds). The underlying funds may also use derivatives, such as swaps, foreign currency forwards, futures, and options, in each case for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in various actively and passively managed underlying funds that as a group hold a wide range of equity-type securities in their portfolios, including convertible securities. These include small-, mid-, and large-capitalization stocks, domestic and foreign securities (including emerging-market securities), and sector holdings. Certain equity underlying funds may invest in initial public offerings (IPOs). Each of the equity underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks, or may employ a strategy combining growth and income stocks, and/or may invest in derivatives such as credit default swaps, foreign currency forwards, interest rate swaps, options on securities, and futures contracts. Certain of the actively and passively managed underlying funds focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from shorter to longer term. Below-investment-grade debt securities are also referred to as junk bonds. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities (including emerging market securities). Certain underlying funds may invest in illiquid securities, and certain underlying funds may be non-diversified.

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The fund may invest in exchange-traded funds (ETFs), the securities of other investment companies and directly in other types of investments, such as U.S. government securities and derivatives including credit default swaps, options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also purchase futures contracts for cash management purposes and to gain investment exposure pending investments. The fund may also invest directly in exchange-traded notes (ETNs).

The Board of Trustees of the fund may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund's shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests. The investment performance of the fund will reflect both its portfolio managers' allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary defensive investing

The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

Other permitted investments

A fund of funds may directly:

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purchase U.S. government securities and short-term paper;

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purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the 1940 Act);

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purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs;

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purchase ETNs;

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invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, mid-, and small-capitalization companies in both developed (including the United States) and emerging markets;

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invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation-protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed markets (including the United States) and emerging markets, and may include fixed-income securities rated below investment grade;

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purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act;

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invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds;

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make short sales of securities (borrow and sell securities not owned by the fund), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security; and

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invest in qualified publicly traded partnerships and other publicly traded partnerships that, at the time of investment, the advisor believes will primarily generate only income for purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, including such publicly traded partnerships that invest principally in commodities or commodity-linked derivatives (with the prior approval of the advisor's Complex Securities Committee).

The funds may use various investment strategies such as hedging and other related transactions. For example, a fund may use derivative instruments (such as options, futures, and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. The funds also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments, including those linked to physical commodities. Please refer to "Hedging and other strategic transactions risk" in the Statement of Additional Information (SAI).

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute qualifying income to a regulated investment company, no fund is permitted to invest directly in such instruments unless the manager obtains prior written approval from the advisor's Complex Securities Committee. See "Additional information concerning taxes" in the SAI.

Principal risks of investing in the funds of funds

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance. The fund's investment strategy may not produce the intended results.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in

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which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

Below are descriptions of the main factors that may play a role in shaping the fund's overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund's Statement of Additional Information (SAI).

Credit and counterparty risk

This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives and other strategic transactions risk") or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.

The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the eurozone; Standard and Poor's Ratings Services's downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; declines in oil prices; and dramatic changes in currency exchange rates. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets

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likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Exchange-traded funds (ETFs) risk

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees that increase their costs. An ETF has its own fees and expenses, which are indirectly borne by the fund.

Exchange-traded notes (ETNs) risk

ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity; level of supply and demand for the ETN; volatility and lack of liquidity in underlying commodities or securities markets; changes in the applicable interest rates; changes in the issuer's credit rating; and economic, legal, political, or geographic events that affect the referenced commodity or security. The fund's decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to the principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed-income risk.

Fund of funds risk

The fund's ability to achieve its investment objective will depend largely, in part, on: (i) the underlying funds' performance, expenses and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the subadvisor's ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.

Affiliated subadvised fund conflicts of interest risk

The subadvisor may allocate the fund's assets without limit to underlying funds managed by the subadvisor and/or other affiliated subadvisors (affiliated subadvised funds). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the subadvisor to allocate assets to the subadvisor and other affiliated subadvised funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the subadvisor and other affiliated subadvisors of affiliated subadvised funds benefit from the subadvisor's allocations of fund assets to such funds through the additional subadvisory fees they earn on such allocated fund assets. The subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to affiliated subadvised funds on this basis without regard to any such economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations are conducted in accordance with these principles.

Multi-manager risk; limited universe of subadvisors and underlying funds

The fund's ability to achieve its investment objective depends upon the subadvisor's skill in determining the fund's strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund's performance could be substantially dependent on the performance of these subadvisors. Similarly, the subadvisor's allocation of a fund of fund's assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.

Hedging, derivatives, and other strategic transactions risk

The ability of the fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on the managers' ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the managers only use hedging and other strategic transactions in the fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to the fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed the fund's initial investment in such contracts. In addition, these transactions could result in a loss to the fund if the counterparty to the transaction does not perform as promised.

The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. The fund may use

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derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the fund to various securities, markets, and currencies without the fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the fund uses derivatives for leverage, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes the fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the managers intend to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent the fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, the managers may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk

The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk

There is no guarantee that the managers will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its postretirement stage.

Target allocation risk

The target allocation chart illustrates the funds' target allocations between equity and fixed-income securities. When a fund has a greater asset mix of equity securities, it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity securities risk." Over time, as a fund gets closer to its target date, its asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities. The risks associated with fixed-income and short-term fixed-income securities are explained under "Interest-rate risk," "Credit and counterparty risk," and "Lower-rated fixed-income securities risk and high yield securities risk." A fund's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the fund may be a primary source of income for an investor after retirement.

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Principal risks of investing in the underlying funds

By owning shares of underlying funds, the fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small- and medium-sized companies and in fixed-income securities. Many of the underlying funds also invest in foreign securities. In addition, most of the underlying funds may invest in derivatives. To the extent that the fund invests directly in these securities or investments, the fund will be subject to the same risks. In this section, an underlying fund is referred to as a fund.

Commodity risk

The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than nonconvertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than the company's common stock.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives, and other strategic transactions risk"), or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; the ability to borrow from the U.S. Treasury; only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers' continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs,

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or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the eurozone; Standard and Poor's Ratings Services's downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; declines in oil prices; and dramatic changes in currency exchange rates. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer's financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Preferred and convertible securities risk. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer's board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize

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the company's value and bid up the price or invest in markets favoring faster growing companies. The fund's strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. An issuer's credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Ratings Services and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire investment in a foreign security.

Emerging-market risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be

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adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on its manager's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

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Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance will likely decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity risk

A fund is exposed to liquidity risk when reduced trading volume, a relative lack of market makers, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market's growth. As a result, dealer inventories of corporate bonds, which indicate the ability to "make markets," i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-rated and high-yield fixed-income securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody's Investors Service, Inc. and BB and below by Standard and Poor's Ratings Services) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager's own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager's evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

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When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors, and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared with debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass through types of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not diversified within the meaning of the Investment Company Act of 1940, as amended (1940 Act). This means they are allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund's investment strategies or techniques may be more pronounced than for funds that are diversified.

Sector risk

When a fund's investments are focused in one or a few sectors of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors.  From time to time, a small number of companies may represent a large portion of a particular sector or sectors.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Who's who

The following are the names of the various entities involved with each fund's investment and business operations, along with brief descriptions of the role each entity performs.

Board of Trustees

The trustees oversee each fund's business activities and retain the services of the various firms that carry out the funds' operations.

Investment advisor

Manages the funds' business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

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John Hancock is one of the most recognized and respected names in the financial services industry. The advisor's parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2015, the advisor had total assets under management of approximately $126.9 billion.

Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the funds. The advisor selects, contracts with and compensates one or more subadvisors to manage on a day-to-day basis all or a portion of the funds' portfolio assets subject to oversight by the advisor. The advisor is responsible for overseeing and implementing the funds' investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.

The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors the compliance of the subadvisors with the investment objectives and related policies of the funds; (ii) reviews the performance of the subadvisors; and (iii) reports periodically on such performance to the Board of Trustees.  The advisor employs a team of investment professionals who provide these research and monitoring services.

The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The funds, therefore, are able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the funds (other than by reason of serving as a subadvisor to a fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

Management fees

Each fund pays the advisor a management fee for its services to the fund. The management fee has two components: (1) a fee on assets invested in a fund of John Hancock Funds II (JHF II) or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of JHF II or JHF III (other assets).

The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule.

Advisory fee on assets invested in a fund of JHF II and JHF III

Aggregate net assets of the fund (%)
First $7.5 billion	0.060
Excess over $7.5 billion	0.050

The fee on other assets is stated as an annual percentage of the current value of the net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule.

Advisory fee on other assets

Aggregate net assets of the fund (%)
First $7.5 billion	0.510
Excess over $7.5 billion	0.500

During their most recent fiscal year, the funds paid to the investment advisor management fees, including any waivers or reimbursements, as follows:

Retirement Living through II 2055 Portfolio: 0.00%

Retirement Living through II 2050 Portfolio: 0.00%

Retirement Living through II 2045 Portfolio: 0.00%

Retirement Living through II 2040 Portfolio: 0.00%

Retirement Living through II 2035 Portfolio: 0.00%

Retirement Living through II 2030 Portfolio: 0.00%

Retirement Living through II 2025 Portfolio: 0.00%

Retirement Living through II 2020 Portfolio: 0.00%

Retirement Living through II 2015 Portfolio: 0.00%

Retirement Living through II 2010 Portfolio: 0.00%

Out of these fees, the advisor in turn pays the fees of the subadvisors.

The basis for the Board of Trustees' approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreements, is discussed in each fund's most recent shareholder report for the period ended August 31.

The subadvisor will benefit from increased subadvisory fees when assets are allocated to affiliated subadvised funds that it manages. In addition, Manulife Financial Corporation, as the parent company of each subadvisor and all affiliated investment advisors, will benefit through increased revenue generated from the fees on assets managed by the affiliated subadvisors. Accordingly, there is a conflict of interest in that there is an incentive for each subadvisor to allocate fund assets to funds subadvised by the subadvisor and other affiliated subadvised funds. However, the subadvisor has a duty to allocate assets to an affiliated subadvised fund only when the subadvisor believes it is in the best interests of fund shareholders, without regard to such economic incentive. As part of its oversight of the funds and the subadvisors, the advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors.

Additional information about fund expenses

Each fund's annual operating expenses will likely vary throughout the period and from year to year. Each fund's expenses for the current fiscal year may be higher than the expenses listed in the fund's "Annual fund operating expenses" table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

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The advisor voluntarily agrees to waive its advisory fee for each fund so that the aggregate advisory fee retained by the advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the fund's first $7.5 billion of average annual net assets and 0.50% of the fund's average annual net assets in excess of $7.5 billion. The advisor may terminate this voluntary waiver at any time upon notice to the fund.

Subadvisors

Handle the funds' day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of Manulife Financial Corporation (MFC). As of September 30, 2015, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited had approximately $95.8 billion in assets under management.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
197 Clarendon Street
Boston, MA 02116

John Hancock Asset Management a division of Manulife Asset Management (US) LLC provides investment advisory services to individual and institutional investors. John Hancock Asset Management a division of Manulife Asset Management (US) LLC is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2015, had total assets under management of approximately $159.2 billion.

The following are brief biographical profiles of this subadvisor's portfolio managers. These managers are jointly and primarily responsible for the day-to-day management of each fund's portfolio. For more about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.

Robert Boyda

■

Senior Managing Director and Senior Portfolio Manager

■

Portfolio Manager of the funds since inception

■

Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2010. Formerly, Senior Vice President of the advisor (1997–2010) and Vice President and Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (2009–2010)

Marcelle Daher, CFA

■

Managing Director of Asset Allocation, PSG

■

Portfolio Manager of the funds since inception

■

Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008-2011)

■

Began business career in 1999

Nathan Thooft, CFA

■

Managing Director of Asset Allocation, PSG

■

Portfolio Manager of the funds since inception

■

Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008–2011)

■

Began business career in 2000

Custodian

Holds the funds' assets, settles all portfolio trades, and collects most of the valuation data required for calculating the funds' net asset value.

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Principal distributor

Markets the funds and distributes shares through selling brokers, financial planners, and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

Additional information

Each fund has entered into contractual arrangements with various parties that provide services to the fund, including, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or "third-party" beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

This prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. Each of this prospectus, the SAI, or any contract that is an exhibit to the funds' registration statement, is not intended to, nor does it, give rise to an agreement or contract between the funds and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person, other than with respect to any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in a fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.

The financial statements of the funds as of August 31, 2015, have been audited by PricewaterhouseCoopers LLP (PwC), the funds' independent registered public accounting firm. The report of PwC, along with the funds' financial statements in the funds' annual report for the fiscal year ended August 31, 2015, has been incorporated by reference into the SAI. Copies of the funds' most recent annual report are available upon request.

Retirement Living through II 2055 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net invest-ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu-tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.71	0.15	(0.60)	(0.45)	(0.12)	(0.02)	—	(0.14)	10.12	(4.27)	10.04		0.54		1.41	101	17
08-31-2014[5]	10.00	(0.01)	0.72	0.71	—	—	—	—	10.71	7.10 [6]	50.10	[7]	0.77	[7]	(0.26)[7]	107	6
CLASS R4
08-31-2015	10.72	0.17	(0.60)	(0.43)	(0.14)	(0.02)	—	(0.16)	10.13	(4.09)	10.02		0.39		1.57	101	17
08-31-2014[5]	10.00	— [8]	0.72	0.72	—	—	—	—	10.72	7.20 [6]	50.18	[7]	0.52	[7]	(0.01)[7]	107	6
Class R6
08-31-2015	10.73	0.19	(0.60)	(0.41)	(0.16)	(0.02)	—	(0.18)	10.14	(3.91)	10.27		0.19		1.76	101	17
08-31-2014[5]	10.00	0.01	0.72	0.73	—	—	—	—	10.73	7.30 [6]	51.42	[7]	0.27	[7]	0.23 [7]	107	6

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.68% and 0.08% - 0.65% for the periods ended 8-31-15 and 8-31-14, respectively.

5	Period from 3-26-14 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

Retirement Living through II 2050 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.79	0.15	(0.61)	(0.46)	(0.11)	(0.02)	—	(0.13)	10.20	(4.34)	7.11		0.54		1.42		102	11
08-31-2014[5]	10.00	0.10	1.08	1.18	(0.21)	(0.03)	(0.15)	(0.39)	10.79	12.13 [6]	31.13	[7]	0.77	[7]	1.24	[7]	108	4
CLASS R4
08-31-2015	10.80	0.17	(0.61)	(0.44)	(0.13)	(0.02)	—	(0.15)	10.21	(4.11)	7.11		0.39		1.58		102	11
08-31-2014[5]	10.00	0.12	1.08	1.20	(0.22)	(0.03)	(0.15)	(0.40)	10.80	12.27 [6]	31.17	[7]	0.52	[7]	1.48	[7]	108	4
Class R6
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.22	(3.96)	6.93		0.20		1.77		102	11
08-31-2014[5]	10.00	0.14	1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52 [6]	31.10	[7]	0.27	[7]	1.73	[7]	108	4

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.68% and 0.08% - 0.65% for the period ended 8-31-15 and 8-31-14, respectively.

5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

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Retirement Living through II 2045 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.79	0.15	(0.62)	(0.47)	(0.11)	(0.02)	—	(0.13)	10.19	(4.42)	6.64		0.54		1.42		102	16
08-31-2014[5]	10.00	0.10	1.08	1.18	(0.21)	(0.03)	(0.15)	(0.39)	10.79	12.13 [6]	28.21	[7]	0.77	[7]	1.24	[7]	108	10
CLASS R4
08-31-2015	10.80	0.17	(0.61)	(0.44)	(0.14)	(0.02)	—	(0.16)	10.20	(4.19)	6.65		0.39		1.57		102	16
08-31-2014[5]	10.00	0.12	1.08	1.20	(0.22)	(0.03)	(0.15)	(0.40)	10.80	12.27 [6]	28.26	[7]	0.52	[7]	1.49	[7]	108	10
Class R6
08-31-2015	10.82	0.19	(0.62)	(0.43)	(0.16)	(0.02)	—	(0.18)	10.21	(4.04)	6.46		0.20		1.77		102	16
08-31-2014[5]	10.00	0.14	1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52 [6]	28.18	[7]	0.27	[7]	1.73	[7]	108	10

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-15 and 8-31-14, respectively.

5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

Retirement Living through II 2040 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.78	0.15	(0.60)	(0.45)	(0.11)	(0.02)	—	(0.13)	10.20	(4.22)	6.54		0.54		1.42		102	19
08-31-2014[5]	10.00	0.10	1.07	1.17	(0.21)	(0.03)	(0.15)	(0.39)	10.78	12.02 [6]	25.72	[7]	0.77	[7]	1.24	[7]	108	3
CLASS R4
08-31-2015	10.80	0.17	(0.60)	(0.43)	(0.14)	(0.02)	—	(0.16)	10.21	(4.07)	6.55		0.40		1.58		102	19
08-31-2014[5]	10.00	0.12	1.08	1.20	(0.22)	(0.03)	(0.15)	(0.40)	10.80	12.27 [6]	25.76	[7]	0.52	[7]	1.48	[7]	108	3
Class R6
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.16)	(0.02)	—	(0.18)	10.22	(3.92)	6.36		0.20		1.77		102	19
08-31-2014[5]	10.00	0.14	1.08	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.52 [6]	25.69	[7]	0.27	[7]	1.73	[7]	108	3

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-15 and 8-31-14, respectively.

5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

75

Retirement Living through II 2035 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.78	0.16	(0.61)	(0.45)	(0.12)	(0.02)	—	(0.14)	10.19	(4.28)	6.38		0.56		1.46		102	15
08-31-2014[5]	10.00	0.11	1.06	1.17	(0.21)	(0.03)	(0.15)	(0.39)	10.78	12.00 [6]	25.87	[7]	0.77	[7]	1.27	[7]	108	6
CLASS R4
08-31-2015	10.80	0.17	(0.61)	(0.44)	(0.14)	(0.02)	—	(0.16)	10.20	(4.14)	6.39		0.41		1.61		102	15
08-31-2014[5]	10.00	0.13	1.06	1.19	(0.21)	(0.03)	(0.15)	(0.39)	10.80	12.25 [6]	25.92	[7]	0.52	[7]	1.52	[7]	108	6
Class R6
08-31-2015	10.82	0.19	(0.61)	(0.42)	(0.17)	(0.02)	—	(0.19)	10.21	(3.99)	6.20		0.21		1.81		102	15
08-31-2014[5]	10.00	0.15	1.07	1.22	(0.22)	(0.03)	(0.15)	(0.40)	10.82	12.50 [6]	25.84	[7]	0.27	[7]	1.76	[7]	108	6

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.68% and 0.08% - 0.65% for the periods ended 8-313-15 and 8-31-14, respectively.

5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

Retirement Living through II 2030 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net invest-ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu-tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.73	0.17	(0.58)	(0.41)	(0.11)	(0.02)	—	(0.13)	10.19	(3.90)	6.33		0.58		1.60		102	22
08-31-2014[5]	10.00	0.12	0.99	1.11	(0.25)	(0.02)	(0.11)	(0.38)	10.73	11.38 [6]	23.79	[7]	0.79	[7]	1.38	[7]	107	4
CLASS R4
08-31-2015	10.75	0.19	(0.59)	(0.40)	(0.13)	(0.02)	—	(0.15)	10.20	(3.75)	6.34		0.43		1.75		102	22
08-31-2014[5]	10.00	0.14	0.99	1.13	(0.25)	(0.02)	(0.11)	(0.38)	10.75	11.63 [6]	23.83	[7]	0.54	[7]	1.63	[7]	107	4
Class R6
08-31-2015	10.77	0.21	(0.59)	(0.38)	(0.16)	(0.02)	—	(0.18)	10.21	(3.61)	6.16		0.24		1.94		102	22
08-31-2014[5]	10.00	0.16	1.00	1.16	(0.26)	(0.02)	(0.11)	(0.39)	10.77	11.88 [6]	23.76	[7]	0.29	[7]	1.88	[7]	108	4

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.68% and 0.08% - 0.65% for the periods ended 8-31-15 and 8-31-14, respectively.

5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

76

Retirement Living through II 2025 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.67	0.19	(0.56)	(0.37)	(0.09)	(0.02)	—	(0.11)	10.19	(3.49)	6.38		0.61		1.77		102	24
08-31-2014[5]	10.00	0.13	0.91	1.04	(0.35)	(0.02)	—	(0.37)	10.67	10.66 [6]	23.04	[7]	0.82	[7]	1.52	[7]	107	9
CLASS R4
08-31-2015	10.69	0.20	(0.56)	(0.36)	(0.12)	(0.02)	—	(0.14)	10.19	(3.43)	6.38		0.46		1.92		102	24
08-31-2014[5]	10.00	0.15	0.91	1.06	(0.35)	(0.02)	—	(0.37)	10.69	10.91 [6]	23.08	[7]	0.57	[7]	1.77	[7]	107	9
Class R6
08-31-2015	10.70	0.23	(0.56)	(0.33)	(0.14)	(0.02)	—	(0.16)	10.21	(3.10)	6.20		0.26		2.11		102	24
08-31-2014[5]	10.00	0.17	0.91	1.08	(0.36)	(0.02)	—	(0.38)	10.70	11.06 [6]	23.01	[7]	0.32	[7]	2.01	[7]	107	9

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.68% and 0.08% - 0.65% for the period ended 8-31-15 and 8-31-14, respectively.

5	Period from 11-17-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

Retirement Living through II 2020 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.59	0.20	(0.54)	(0.34)	(0.09)	(0.01)	—	(0.10)	10.15	(3.25)	6.53		0.64		1.93		102	31
08-31-2014[5]	10.00	0.14	0.81	0.95	(0.34)	(0.02)	—	(0.36)	10.59	9.69 [6]	26.22	[7]	0.86	[7]	1.69	[7]	106	68
CLASS R4
08-31-2015	10.61	0.22	(0.54)	(0.32)	(0.12)	(0.01)	—	(0.13)	10.16	(3.10)	6.54		0.49		2.08		102	31
08-31-2014[5]	10.00	0.16	0.81	0.97	(0.34)	(0.02)	—	(0.36)	10.61	9.94 [6]	26.26	[7]	0.61	[7]	1.94	[7]	106	68
Class R6
08-31-2015	10.63	0.24	(0.55)	(0.31)	(0.14)	(0.01)	—	(0.15)	10.17	(2.96)	6.36		0.29		2.28		102	31
08-31-2014[5]	10.00	0.18	0.81	0.99	(0.34)	(0.02)	—	(0.36)	10.63	10.19 [6]	26.19	[7]	0.36	[7]	2.19	[7]	106	68

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-15 and 8-31-14, respectively.

5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

77

Retirement Living through II 2015 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.50	0.22	(0.53)	(0.31)	(0.08)	(0.01)	—	(0.09)	10.10	(2.99)	7.10		0.67		2.08		101	59
08-31-2014[5]	10.00	0.15	0.69	0.84	(0.27)	(0.02)	(0.05)	(0.34)	10.50	8.64 [6]	28.35	[7]	0.89	[7]	1.84	[7]	105	108
CLASS R4
08-31-2015	10.52	0.23	(0.54)	(0.31)	(0.10)	(0.01)	—	(0.11)	10.10	(2.94)	7.10		0.52		2.23		101	59
08-31-2014[5]	10.00	0.17	0.70	0.87	(0.28)	(0.02)	(0.05)	(0.35)	10.52	8.89 [6]	28.39	[7]	0.64	[7]	2.09	[7]	105	108
Class R6
08-31-2015	10.53	0.25	(0.52)	(0.27)	(0.13)	(0.01)	—	(0.14)	10.12	(2.60)	6.92		0.33		2.42		101	59
08-31-2014[5]	10.00	0.19	0.69	0.88	(0.28)	(0.02)	(0.05)	(0.35)	10.53	9.04 [6]	28.33	[7]	0.39	[7]	2.34	[7]	105	108

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07%-0.68% and 0.08%-0.65% for the periods ended 8-31-15 and 8-31-14, respectively.

5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

Retirement Living through II 2010 Portfolio

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest-ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]		Expenses including reductions (%)[4]		Net investment income (loss) (%)[2]		Net assets, end of period (in thousands)	Portfolio turnover (%)
CLASS R2
08-31-2015	10.45	0.23	(0.50)	(0.27)	(0.09)	(0.01)	—	(0.10)	10.08	(2.60)	7.40		0.71		2.19		101	115
08-31-2014[5]	10.00	0.15	0.63	0.78	(0.32)	(0.01)	—	(0.33)	10.45	8.01 [6]	24.38	[7]	0.92	[7]	1.79	[7]	104	12
CLASS R4
08-31-2015	10.47	0.24	(0.49)	(0.25)	(0.12)	(0.01)	—	(0.13)	10.09	(2.46)	7.41		0.56		2.34		101	115
08-31-2014[5]	10.00	0.17	0.63	0.80	(0.32)	(0.01)	—	(0.33)	10.47	8.25 [6]	24.42	[7]	0.67	[7]	2.04	[7]	105	12
Class R6
08-31-2015	10.48	0.26	(0.49)	(0.23)	(0.14)	(0.01)	—	(0.15)	10.10	(2.22)	7.23		0.36		2.54		101	115
08-31-2014[5]	10.00	0.19	0.63	0.82	(0.33)	(0.01)	—	(0.34)	10.48	8.40 [6]	24.35	[7]	0.42	[7]	2.29	[7]	105	12

1	Based on average daily shares outstanding.
2	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4

Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.07% - 0.68% and 0.08% - 0.65% for the periods ended 8-31-15 and 8-31-14, respectively.

5	Period from 11-7-13 (commencement of operations) to 8-31-14.
6	Not annualized.
7	Annualized.

78

Underlying fund information

The funds invest primarily in underlying funds. Therefore, each fund's investment performance is directly related to the investment performance of the underlying funds. Information regarding the underlying funds is available in the applicable underlying fund's prospectus and SAI. This prospectus is not an offer for any of the underlying funds. For copies of the prospectuses of the John Hancock underlying funds, which contain this and other information, visit our website at jhinvestments.com.

As of October 31, 2015, the funds allocated assets to the underlying funds stated below.

Retirement Living through II 2055 Portfolio
Underlying funds:	Subadvisor:
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio ETF
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

Retirement Living through II 2050 Portfolio
Underlying funds:	Subadvisor:
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 ETF
Vanguard Short-Term Inflation-Protected Securities ETF

79

Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

Retirement Living through II 2045 Portfolio
Underlying funds:	Subadvisor:
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

Retirement Living through II 2040 Portfolio
Underlying funds:	Subadvisor:
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

Retirement Living through II 2035 Portfolio
Underlying funds:	Subadvisor:
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF

80

iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

Retirement Living through II 2030 Portfolio
Underlying funds:	Subadvisor:
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

81

Retirement Living through II 2025 Portfolio
Underlying funds:	Subadvisor:
Finanical Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

Retirement Living through II 2020 Portfolio
Underlying funds:	Subadvisor:
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

82

Retirement Living through II 2015 Portfolio
Underlying funds:	Subadvisor:
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

Retirement Living through II 2010 Portfolio
Underlying funds:	Subadvisor:
Financial Select Sector SPDR Fund
iShares Barclays TIPS Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares JPM USD Emerging Markets Bond Fund
iShares MSCI USA Minimum Volatility Fund ETF
PowerShares Senior Loan Portfolio
SPDR Barclays Capital High Yield Bond ETF
Strategic Equity Allocation Fund	John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Vanguard Dividend Appreciation Index ETF
Vanguard Energy ETF
Vanguard Healthcare ETF
Vanguard Information Technology ETF
Vanguard Intermediate-Term Bond ETF
Vanguard Intermediate-Term Corporate Bond Index ETF
Vanguard Materials ETF
Vanguard Mid Cap ETF
Vanguard MSCI EAFE ETF
Vanguard MSCI Emerging Markets ETF
Vanguard REIT Index ETF
Vanguard S&P 500 Index
Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Small Cap ETF
Vanguard Total Bond Market ETF

83

Your account

Choosing an eligible share class

Each share class has its own cost structure. Except for Class R6 shares, each share class has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution, and service of its shares. Your financial representative can help you decide which share class you are eligible to buy and is best for you. Each class's eligibility guidelines are described below.

Class R2 and Class R4 shares

Class R2 and Class R4 shares are available to certain types of investors, as noted below:

■

Qualified tuition programs under Section 529 (529 plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates

■

Retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and nonqualified deferred compensation plans

■

Retirement plans, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC)

Except as noted above, Class R2 and Class R4 shares are not available to retail or institutional non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or other individual retirement accounts.

Class R6 shares

Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See "Opening an account.")

■

Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

■

Endowment funds and foundations

■

Any state, county, or city, or its instrumentality, department, authority, or agency

■

457 plans, including 457(a) governmental entity plans and tax-exempt plans

■

Accounts registered to insurance companies, trust companies, and bank trust departments

■

Investment companies, both affiliated and not affiliated with the advisor

■

Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

■

Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares may not be available through certain investment dealers.

The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.

Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.

Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Class R6 shares are also not available to retail, advisory fee-based wrap programs, or advisor-sold, donor-advised funds.

Class cost structure

Class R2 shares

■

No front-end or deferred sales charges; all your money goes to work for you right away

■

Rule 12b-1 fees of 0.25%

Class R4 shares

■

No front-end or deferred sales charges; all your money goes to work for you right away

■

Rule 12b-1 fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2016)

Class R6 shares

■

No front-end or deferred sales charges; all your money goes to work for you right away

■

No Rule 12b-1 fees

Rule 12b-1 fees

Rule 12b-1 fees, if applicable, will be paid to the fund's distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of, the shares of the class, and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Class R service plan

In addition to the Rule 12b-1 plans, the fund has adopted plans for Class R2 and Class R4 shares that authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund's share class held by plan participants and is up to 0.25% for Class R2 shares and 0.10% for Class R4 shares.

The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

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Each fund is designed so that it can qualify as a qualified default investment alternative (QDIA) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to ERISA. Your retirement plan fiduciary, and not the funds or their investment advisor, is responsible for determining whether the fund qualifies as a QDIA.

Additional payments to financial intermediaries

Class R2 and Class R4 shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■

directly, by the payment of sales commissions, if any; and

■

indirectly, as a result of the fund paying Rule 12b-1 fees.

No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor's efforts to promote the sale of the fund's shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.

Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor's own resources.

These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor's efforts to promote the sale of the fund's shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund's net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing, or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies is eligible to receive ongoing compensation (rollover compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John Hancock funds. The rollover compensation is paid from a fund's Rule 12b-1 fees to the plan's broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund) under the rollover program. Rollover compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

Opening an account

1

Read this prospectus carefully.

2

Determine if you are eligible by referring to "Choosing an eligible share class."

3

Determine how much you want to invest. There is no minimum initial investment to purchase Class R2 and Class R4 shares. The minimum initial investments for Class R6 shares are described below. There are no subsequent investment requirements for these share classes.

1

Read this prospectus carefully.

2

Determine if you are eligible by referring to "Who can buy shares."

3

Eligible retirement plans generally may open an account and purchase Class R2 or Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 or Class R4 shares of the fund.

Additional shares may be purchased through a retirement plan's administrator or recordkeeper. There is no minimum initial investment to purchase Class R2 or Class R4 shares.

Share Class	Minimum initial investment
Class R6

$1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; or (ii) Trustees, employees of the advisor or its affiliates, and members of the fund's portfolio management team.

4

All Class R6 shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 888-972-8696.

5

Eligible retirement plans generally may open an account and purchase Class R2 and Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 and Class R4 shares of the fund. Additional shares may be purchased through a retirement plan's administrator or recordkeeper.

85

6

For Class R6 shares, make your initial investment using the instructions under "Buying shares." You and your financial representative can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

86

Buying shares

Class R6 shares

Opening an account	Adding to an account
By check

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

■

Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Signature Services to request an exchange.

■

Log on to the website below to process exchanges between funds.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

By wire

■

Deliver your completed application to your financial representative or mail it to Signature Services.

■

Obtain your account number by calling your financial representative or Signature Services.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

■

Complete the "To purchase, exchange, or redeem shares via telephone" and "Bank information" sections on your account application.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

Call your financial representative or call Signature Services between
8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

87

Selling shares

Class R6 shares

To sell some or all of your shares
By letter
■ Sales of any amount

■

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

■

Include all signatures and any additional documents that may be required (see the next page).

■

Mail the materials to Signature Services (address below).

■

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

■

Certain requests will require a Medallion signature guarantee. Please refer to "Selling shares in writing" on the next page.

By phone

Amounts up to $5 million:

■

Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

■

To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or your financial representative.

■

Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to "Selling shares in writing."

By wire or electronic funds transfer (EFT)
■ Requests by letter to sell any amount ■ Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

■

To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

■

Amounts of $5 million or more will be wired.

■

Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
■ Sales of any amount

■

Obtain a current prospectus for the fund into which you are exchanging by accessing the fund's website, or by calling your financial representative or Signature Services.

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

88

Class R6 shares

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■

your address of record has changed within the past 30 days;

■

you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■

you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or

■

you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

■

Letter of instruction

■

On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

■

Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

■

Letter of instruction

■

Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

■

On the letter and the resolution, the signature of the person(s) authorized to sign for the account

■

Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

■

Letter of instruction

■

On the letter, the signature(s) of the trustee(s)

■

Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

■

Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	■ Letter of instruction signed by surviving tenant(s) ■ Copy of the death certificate ■ Medallion signature guarantee, if applicable (see above) ■ Inheritance tax waiver, if applicable
Executors of shareholder estates

■

Letter of instruction signed by the executor

■

Copy of the order appointing executor, certified within the past 12 months

■

Medallion signature guarantee, if applicable (see above)

■

Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	■ Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

89

Transaction policies

Unless otherwise noted, in this section, references to a single fund apply equally to all of the funds.

Valuation of shares

The net asset value (NAV) per share for the fund and share class is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M. Eastern time on each business day the NYSE is open). Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund's NAV is not calculated. The NAV for the fund is calculated based upon the NAVs of the underlying funds and other investments in which it invests. The prospectuses for the underlying funds explain the circumstances under which those underlying funds use fair-value pricing and the effects of doing so.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund's Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is valued at the price on the exchange where the security was acquired or most likely will be sold. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.

If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund's Pricing Committee, and the actual calculation of a security's fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund's NAV reflects the fair market value of the fund's portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund's investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund's NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests, if available for your share class, may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class R6 shares of one John Hancock fund for Class R6 shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.

You may exchange your Class R2 or Class R4 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.

For all share classes, the registration for both accounts involved in an exchange must be identical.

Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.

90

In addition, (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund's portfolio management team, may make a conversion of Class A shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund. Conversion of Class A shares to Class I shares or Class R6 shares of the same fund in these particular circumstances does not cause the investor to recognize taxable gain or loss. For further details, see "Additional information concerning taxes" in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days' written notice to its shareholders. For further details, see "Additional services and programs" in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund's portfolio, or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund's shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular

91

underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund's request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund's policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund's ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■

A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of securities" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■

A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■

A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of securities" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.

Dividends and account policies

Account statements

For Class R6 shares, in general, you will receive account statements as follows:

■

after every transaction (except a dividend reinvestment) that affects your account balance

■

after any changes of name or address of the registered owner(s)

■

in all other circumstances, every quarter

For Class R2 and Class R4 shares, you will receive account statements from your plan's recordkeeper.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15. For Class R2 and Class R4 shares, this information statement will be mailed by your plan's recordkeeper.

Dividends

Each fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund's fiscal year.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable

92

at a lower rate. Whether gains are short-term or long-term depends on a fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Retirement plans

John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.

John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The holdings of each fund will be posted to the website, jhinvestments.com, no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. The holdings of each fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund's fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund's fiscal year. Each fund's Form N-CSR and Form N-Q will contain the fund's holdings as of the applicable fiscal quarter end. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the SAI.

93

For more information

Two documents are available that offer further information on the fund:

Annual/semiannual report to shareholders

Includes financial statements, a discussion of the market conditions, and investment strategies that significantly affected the funds' performance, as well as the auditor's report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund's policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents or request other information

There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:

Online: jhinvestments.com

By mail:
John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

By EASI-Line: 800-597-1897 for Class R6 shares

By phone: 888-972-8696 for Class R2,  Class R4, and Class R6 shares

By TTY: 800-231-5469 for Class R6 shares

You can also view or obtain copies of these documents through the SEC:

Online: sec.gov

By email (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC's Public Reference Room in Washington, DC

For access to the Reference Room, call 202-551-8090.

© 2016 JOHN HANCOCK FUNDS, LLC RL20PN 1/1/16 SEC file number: 811-21779

JOHN HANCOCK FUNDS II

Statement of Additional Information

January 1, 2016

	A	B	C	I	R1	R2	R3	R4	R5	R6	NAV	1	ADV
Active Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIADX	N/A
All Cap Core Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Alpha Opportunities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Alternative Asset Allocation Fund	JAAAX	N/A	JAACX	JAAIX	N/A	JAAPX	N/A	JAASX	N/A	JAARX	N/A	N/A	N/A
Asia Pacific Total Return Bond Fund	—	N/A	N/A	—	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Blue Chip Growth Fund	JBGAX	N/A	JBGCX	—	N/A	N/A	N/A	N/A	N/A	N/A	—	JIBCX	N/A
Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHCPX	JICPX	N/A
Capital Appreciation Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Core Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JICDX	N/A
Emerging Markets Fund	JEVAX	N/A	JEVCX	JEVIX	—	N/A	—	—	—	JEVRX	JEVNX	—	N/A
Emerging Markets Debt Fund	JMKAX	N/A	JMKCX	JMKIX	N/A	JHEMX	N/A	JHMDX	N/A	JEMIX	—	N/A	N/A
Equity Income Fund	JHEIX	N/A	JHERX	—	N/A	N/A	N/A	N/A	N/A	N/A	—	JIEMX	N/A
Floating Rate Income Fund	JFIAX	JFIBX	JFIGX	JFIIX	N/A	N/A	N/A	N/A	N/A	JFIRX	—	JFIHX	N/A
Fundamental Global Franchise Fund	JFGAX	N/A	N/A	JFGIX	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Global Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIGDX	N/A
Global Equity Fund	JHGEX	N/A	JGECX	JGEFX	N/A	JGERX	N/A	JGETX	N/A	JGEMX	—	N/A	N/A
Global Real Estate Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	—	N/A
Health Sciences Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
High Yield Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIHDX	N/A
Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	—	N/A
Income Allocation Fund	JIAFX	N/A	JIAGX	JIAIX	N/A	N/A	N/A	N/A	N/A	JIASX	N/A	N/A	N/A
International Growth Opportunities Fund	—	N/A	—	—	—	—	—	—	—	—	—	N/A	N/A
International Growth Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
International Small Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIIMX	N/A

	A	B	C	I	R1	R2	R3	R4	R5	R6	NAV	1	ADV
International Small Company Fund	JISAX	N/A	JISDX	JSCIX	—	—	—	—	—	—	—	—	N/A
International Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHVIX	JIVIX	N/A
Investment Quality Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIQBX	N/A
Lifestyle II Aggressive Portfolio	—	N/A	N/A	—	—	—	—	—	—	JIIRX	N/A	JIIOX	N/A
Lifestyle II Balanced Portfolio	—	N/A	N/A	—	—	—	—	—	—	JIBRX	N/A	JIBOX	N/A
Lifestyle II Conservative Portfolio	—	N/A	N/A	—	—	—	—	—	—	JLCSX	N/A	JLCGX	N/A
Lifestyle II Growth Portfolio	—	N/A	N/A	—	—	—	—	—	—	JLGSX	N/A	JLGOX	N/A
Lifestyle II Moderate Portfolio	—	N/A	N/A	—	—	—	—	—	—	JLMRX	N/A	JLMOX	N/A
Mid Cap Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIMSX	N/A
Mid Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	—	N/A
Natural Resources Fund	JNRAX	N/A	N/A	JNRIX	N/A	N/A	N/A	N/A	N/A	N/A	—	JINRX	N/A
New Opportunities Fund (formerly Small Cap Opportunities Fund)	JASOX	N/A	JBSOX	JHSOX	JRSOX	JSSOX	JTSOX	JUSOX	JVSOX	JWSOX	—	JISOX	JDSOX
Real Estate Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Real Estate Securities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIREX	N/A
Real Return Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIRRX	N/A
Redwood Fund	JTRAX	N/A	JTRCX	JTRIX	N/A	N/A	N/A	N/A	N/A	JTRRX	—	N/A	N/A
Retirement Choices at 2055 Portfolio	N/A	N/A	N/A	N/A	JRITX	JRIUX	—	JRIVX	—	JRIWX	N/A	JRIYX	N/A
Retirement Choices at 2050 Portfolio	N/A	N/A	N/A	N/A	JRIQX	JRINX	—	JRIPX	—	JRISX	N/A	JRIOX	N/A
Retirement Choices at 2045 Portfolio	N/A	N/A	N/A	N/A	JRVQX	JRVRX	—	JRVPX	—	JRVSX	N/A	JRVOX	N/A
Retirement Choices at 2040 Portfolio	N/A	N/A	N/A	N/A	JRRQX	JRRRX	—	JRRPX	—	JRRSX	N/A	JRROX	N/A
Retirement Choices at 2035 Portfolio	N/A	N/A	N/A	N/A	JRYQX	JRYRX	—	JRYPX	—	JRYSX	N/A	JRYOX	N/A
Retirement Choices at 2030 Portfolio	N/A	N/A	N/A	N/A	JRHQX	JRHRX	—	JRHPX	—	JRHSX	N/A	JRHOX	N/A
Retirement Choices at 2025 Portfolio	N/A	N/A	N/A	N/A	JREQX	JRERX	—	JREPX	—	JRESX	N/A	JREOX	N/A
Retirement Choices at 2020 Portfolio	N/A	N/A	N/A	N/A	JRWQX	JRWRX	—	JRWPX	—	JRWSX	N/A	JRWOX	N/A

ii

	A	B	C	I	R1	R2	R3	R4	R5	R6	NAV	1	ADV
Retirement Choices at 2015 Portfolio	N/A	N/A	N/A	N/A	JRFQX	JRFNX	—	JRFPX	—	JRFSX	N/A	JRFOX	N/A
Retirement Choices at 2010 Portfolio	N/A	N/A	N/A	N/A	JRTQX	JRTRX	—	JRTPX	—	JRTSX	N/A	JRTOX	N/A
Retirement Living through 2055 Portfolio	JLKLX	N/A	N/A	JHRTX	JLKMX	JLKNX	JLKPX	JLKQX	JLKSX	JLKTX	N/A	JLKUX	N/A
Retirement Living through 2050 Portfolio	JLKAX	N/A	N/A	JHRPX	JLKDX	JLKEX	JLKFX	JLKGX	JLKHX	JLKRX	N/A	JLKOX	N/A
Retirement Living through 2045 Portfolio	JLJAX	N/A	N/A	JHROX	JLJDX	JLJEX	JLJFX	JLJGX	JLJHX	JLJIX	N/A	JLJOX	N/A
Retirement Living through 2040 Portfolio	JLIAX	N/A	N/A	JHRDX	JLIDX	JLIEX	JLIFX	JLIGX	JLIHX	JLIIX	N/A	JLIOX	N/A
Retirement Living through 2035 Portfolio	JLHAX	N/A	N/A	JHRMX	JLHDX	JLHEX	JLHFX	JLHGX	JLHHX	JLHIX	N/A	JLHOX	N/A
Retirement Living through 2030 Portfolio	JLFAX	N/A	N/A	JHRGX	JLFDX	JLFEX	JLFFX	JLFGX	JLFHX	JLFIX	N/A	JLFOX	N/A
Retirement Living through 2025 Portfolio	JLEAX	N/A	N/A	JHRNX	JLEDX	JLEEX	JLEFX	JLEGX	JLEHX	JLEIX	N/A	JLEOX	N/A
Retirement Living through 2020 Portfolio	JLDAX	N/A	N/A	JHRVX	JLDDX	JLDEX	JLDFX	JLDGX	JLDHX	JLDIX	N/A	JLDOX	N/A
Retirement Living through 2015 Portfolio	JLBAX	N/A	N/A	JHREX	JLBDX	JLBKX	JLBFX	JLBGX	JLBHX	JLBJX	N/A	JLBOX	N/A
Retirement Living through 2010 Portfolio	JLAAX	N/A	N/A	JHRLX	JLADX	JLAEX	JLAFX	JLAGX	JLAHX	JLAIX	N/A	JLAOX	N/A
Retirement Living through II 2055 Portfolio	N/A	N/A	N/A	—	—	JLKVX	—	JLKWX	—	JLKYX	N/A	JLKZX	N/A
Retirement Living through II 2050 Portfolio	N/A	N/A	N/A	—	—	JRLYX	—	JRTYX	—	JRLZX	N/A	JRLWX	N/A
Retirement Living through II 2045 Portfolio	N/A	N/A	N/A	—	—	JRLSX	—	JRLUX	—	JRLVX	N/A	JRLQX	N/A
Retirement Living through II 2040 Portfolio	N/A	N/A	N/A	—	—	JRTUX	—	JRTVX	—	JRTWX	N/A	JRTTX	N/A
Retirement Living through II 2035 Portfolio	N/A	N/A	N/A	—	—	JRTLX	—	JRTMX	—	JRTNX	N/A	JRTKX	N/A
Retirement Living through II 2030 Portfolio	N/A	N/A	N/A	—	—	JRTHX	—	JRTIX	—	JRTJX	N/A	JRTGX	N/A
Retirement Living through II 2025 Portfolio	N/A	N/A	N/A	—	—	JRTCX	—	JRTDX	—	JRTFX	N/A	JRTBX	N/A
Retirement Living through II 2020 Portfolio	N/A	N/A	N/A	—	—	JRLNX	—	JRLPX	—	JRTAX	N/A	JRLOX	N/A

iii

	A	B	C	I	R1	R2	R3	R4	R5	R6	NAV	1	ADV
Retirement Living through II 2015 Portfolio	N/A	N/A	N/A	—	—	JRLJX	—	JRLKX	—	JRLLX	N/A	JRLIX	N/A
Retirement Living through II 2010 Portfolio	N/A	N/A	N/A	—	—	JRLEX	—	JRLFX	—	JRLHX	N/A	JRLDX	N/A
Science & Technology Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Short Term Government Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	—	N/A
Small Cap Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Small Cap Value Fund	JSCAX	N/A	N/A	JSCBX	N/A	N/A	N/A	N/A	N/A	JSCCX	—	N/A	N/A
Small Company Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Small Company Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JISVX	N/A
Spectrum Income Fund	JHSIX	N/A	JHSRX	—	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A
Strategic Income Opportunities Fund	JIPAX	N/A	JIPCX	JIPIX	N/A	JIPPX	N/A	N/A	N/A	JIPRX	—	N/A	N/A
Total Return Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	JHTRX	JITRX	N/A
U.S. Equity Fund	JHUAX	N/A	JHUCX	JHUIX	N/A	N/A	N/A	N/A	N/A	N/A	—	JHUPX	N/A
U.S. High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	JIHLX	N/A
Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A	N/A

This Statement of Additional Information (“SAI”) provides information about the series of John Hancock Funds II (“JHF II” or the “Trust”) listed above. JHF II consists of various stand-alone series (each a “fund” or “Fund”) and various funds of funds (each referred to as a “Portfolio”). Each Portfolio invests in a number of funds and also may invest in other funds for which JHF II’s investment advisor or any of its affiliates serves as investment advisor. The Portfolios also may invest in funds that are advised by an entity other than JHF II’s investment advisor or its affiliates (“Nonaffiliated Underlying Funds”) (collectively, affiliated underlying funds and Nonaffiliated Underlying Funds are referred to as “Underlying Funds”). The information in this SAI is in addition to the information that is contained in the Portfolios’ and funds’ prospectuses dated January 1, 2016 (collectively, the “Prospectus”). Each of the Portfolios and funds is a separate series of JHF II and each is referred to herein as a “fund” or “Fund” and collectively as the “funds” or “Funds,” unless identified otherwise.

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This SAI is not a prospectus. It should be read in conjunction with the Prospectus. This SAI incorporates by reference the financial statements of each Fund for the period ended August 31, 2015, as well as the related opinion of the Fund’s independent registered public accounting firm, as included in the Fund’s most recent annual report to shareholders (each an “Annual Report”). Copies of a Prospectus or an Annual Report can be obtained free of charge by contacting:

John Hancock Signature Services, Inc.

P.O. Box 55913

Boston, Massachusetts 02205-5913

800-225-5291

jhinvestments.com

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Organization of John Hancock Funds II

JHF II was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds and Portfolios is a diversified series of JHF II, except for Asia Pacific Total Return Bond Fund, Emerging Markets Debt Fund, Global Bond Fund, Real Estate Securities Fund, and Science & Technology Fund, each of which is a non-diversified series of JHF II.

Effective January 1, 2014, John Hancock Advisers, LLC (“JHA”) replaced John Hancock Investment Management Services, LLC (“JHIMS”) as the investment advisor to JHF II and each of the Funds. JHA and JHIMS have identical officers, directors and other personnel, and share common facilities and resources. In this SAI, depending on the context, the term “Advisor” shall refer either to JHA in its current capacity as the Funds’ investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. The Advisor is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”). The Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries today offer a broad range of financial products, including life insurance, annuities, investments, 401(k) plans, long-term care insurance, college savings, and other forms of business insurance. Additional information about John Hancock may be found on the Internet at johnhancock.com. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“Manulife Financial” or “MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Advisor has retained for each Fund one or more subadvisors that are responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Advisor.

Manulife Financial is a leading Canada-based financial services group with principal operations in Asia, Canada and the United States. Operating as Manulife in Canada and Asia, and primarily as John Hancock in the United States, the Manulife Financial group of companies offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Assets under management and administration by Manulife Financial and its subsidiaries were C$888 billion (US$663 billion) as at September 30, 2015.

Manulife Financial trades as “MFC” on the Toronto Stock Exchange, New York Stock Exchange (the “NYSE”) and Philippine Stock Exchange, and under “945” on the Stock Exchange of Hong Kong. Manulife Financial can be found on the Internet at manulife.com.

The Funds’ inception dates are set forth in the following table:

Fund	Commencement of Operations
Active Bond Fund	October 15, 2005
All Cap Core Fund	April 28, 2006
Alpha Opportunities Fund	October 7, 2008
Alternative Asset Allocation Fund	January 2, 2009
Asia Pacific Total Return Bond Fund	January 16, 2013
Blue Chip Growth Fund	October 15, 2005
Capital Appreciation Fund	October 15, 2005
Capital Appreciation Value Fund	January 6, 2011
Core Bond Fund	October 15, 2005
Emerging Markets Fund	May 1, 2007
Emerging Markets Debt Fund	January 4, 2010
Fund	Commencement of Operations
Equity Income Fund	October 15, 2005
Floating Rate Income Fund	January 2, 2008
Fundamental Global Franchise Fund	June 29, 2012
Global Bond Fund	October 15, 2005
Global Equity Fund	May 16, 2013
Global Real Estate Fund	April 28, 2006
Health Sciences Fund	September 30, 2011
High Yield Fund	October 15, 2005
Income Fund	N/A*
Income Allocation Fund	November 14, 2014
International Growth Opportunities Fund	July 19, 2012

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Fund	Commencement of Operations
International Growth Stock Fund	September 16, 2010
International Small Cap Fund	October 15, 2005
International Small Company Fund	April 28, 2006
International Value Fund	October 15, 2005
Investment Quality Bond Fund	October 15, 2005
Lifestyle II Aggressive Portfolio	December 30, 2013
Lifestyle II Balanced Portfolio	December 30, 2013
Lifestyle II Conservative Portfolio	December 30, 2013
Lifestyle II Growth Portfolio	December 30, 2013
Lifestyle II Moderate Portfolio	December 30, 2013
Mid Cap Stock Fund	October 15, 2005
Mid Value Fund	January 2, 2009
Natural Resources Fund	October 15, 2005
New Opportunities Fund	October 15, 2005
Real Estate Equity Fund	April 28, 2006
Real Estate Securities Fund	October 15, 2005
Real Return Bond Fund	October 15, 2005
Redwood Fund	September 29, 2011
Retirement Choices at 2055 Portfolio	March 26, 2014
Retirement Choices at 2050 Portfolio	April 29, 2011
Retirement Choices at 2045 Portfolio	April 30, 2010
Retirement Choices at 2040 Portfolio	April 30, 2010
Retirement Choices at 2035 Portfolio	April 30, 2010
Retirement Choices at 2030 Portfolio	April 30, 2010
Retirement Choices at 2025 Portfolio	April 30, 2010
Retirement Choices at 2020 Portfolio	April 30, 2010
Retirement Choices at 2015 Portfolio	April 30, 2010
Retirement Choices at 2010 Portfolio	April 30, 2010
Retirement Living through 2055 Portfolio	March 26, 2014
Retirement Living through 2050 Portfolio	April 29, 2011
Retirement Living through 2045 Portfolio	October 30, 2006
Retirement Living through 2040 Portfolio	October 30, 2006
Retirement Living through 2035 Portfolio	October 30, 2006
Fund	Commencement of Operations
Retirement Living through 2030 Portfolio	October 30, 2006
Retirement Living through 2025 Portfolio	October 30, 2006
Retirement Living through 2020 Portfolio	October 30, 2006
Retirement Living through 2015 Portfolio	October 30, 2006
Retirement Living through 2010 Portfolio	October 30, 2006
Retirement Living through II 2055 Portfolio	March 26, 2014
Retirement Living through II 2050 Portfolio	November 7, 2013
Retirement Living through II 2045 Portfolio	November 7, 2013
Retirement Living through II 2040 Portfolio	November 7, 2013
Retirement Living through II 2035 Portfolio	November 7, 2013
Retirement Living through II 2030 Portfolio	November 7, 2013
Retirement Living through II 2025 Portfolio	November 7, 2013
Retirement Living through II 2020 Portfolio	November 7, 2013
Retirement Living through II 2015 Portfolio	November 7, 2013
Retirement Living through II 2010 Portfolio	November 7, 2013
Science & Technology Fund	February 14, 2013
Short Term Government Income Fund	January 2, 2009
Small Cap Growth Fund	September 10, 2008
Small Cap Value Fund	December 16, 2008
Small Company Growth Fund	October 29, 2005
Small Company Value Fund	October 15, 2005
Spectrum Income Fund	October 29, 2005
Strategic Equity Allocation Fund	April 13, 2012
Strategic Income Opportunities Fund	April 28, 2006
Total Return Fund	October 15, 2005
U.S. Equity Fund	October 29, 2005
U.S. High Yield Bond Fund	October 15, 2005
Value Fund	October 27, 2006

* This Fund had not commenced operations as of the date of this SAI.

Information in this SAI for a Fund or share class that commenced operations after the date of the beginning of the three-year fiscal period covered in the SAI covers only the period during which the Fund or share class, as applicable, was in operation.

Investment Policies

The principal strategies and risks of investing in each Fund are described in the applicable Prospectus. Unless otherwise stated in the applicable Prospectus or this SAI, the investment objective and policies of the Funds may be

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changed without shareholder approval. Each Fund may invest in the types of instruments described below, unless otherwise stated in the applicable Prospectus or this SAI.

Conversion of Debt Securities

In the event debt securities held by a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities, but only if and to the extent consistent with and permitted by its investment objective and policies.

Money Market Instruments

Money market instruments (and other securities as noted under each fund description) may be purchased for temporary defensive purposes or for short-term investment purposes.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. government pursuant to authority granted by Congress. U.S. government agency obligations include, but are not limited to:

•	Student Loan Marketing Association (“SLMA”);
•	Federal Home Loan Banks (“FHLBs”);
•	Federal Intermediate Credit Banks (“FICBs”); and
•	Federal National Mortgage Association (“Fannie Mae”).

U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by FICBs. Others, such as those issued by Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other obligations, such as those issued by SLMA are supported only by the credit of the agency or instrumentality. There also are separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this SAI, “U.S. government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, the Federal Housing Finance Agency (the “FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. The FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

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Municipal Obligations

The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations. There also is the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by a subadvisor in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

The yields or returns of municipal bonds depend on a variety of factors, including general market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) represent their opinions as to the quality of various municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. For example, depending on market conditions, municipal bonds with the same maturity and stated interest rate, but with different ratings, may nevertheless have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of municipal bonds.

Municipal Bonds Issued by the Commonwealth of Puerto Rico. Municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, generally are tax-exempt.

Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of a Fund's holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies. The Puerto Rican economy is reliant on manufacturing, services, and tourism, and its economy and financial operations

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generally parallel the economic cycles of those in the United States. As a result, economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the most recent recession.

Puerto Rico continues to face significant fiscal challenges, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Several rating organizations have downgraded a number of securities issued in Puerto Rico to below investment-grade or placed them on “negative watch.” Any further downgrades could place additional strain on the Puerto Rican economy. In addition, on August 3, 2015, Puerto Rico became the first U.S. commonwealth to default on its debt, missing most of a $58 million bond payment. Future defaults may occur in the event that Puerto Rico does not have the ability to meet its upcoming obligations. Puerto Rican financial difficulties potentially could lead to less liquidity, wider yield spreads over benchmark U.S. government securities, and greater risk of default for Puerto Rican municipal securities, and consequently may increase the volatility of a Fund’s share price, and adversely affect the value of a Fund’s investments and its investment performance.

The Puerto Rican constitution prioritizes general obligation bonds over revenue bonds, so that all tax revenues, even those pledged to revenue bondholders, can be applied first to general obligation bonds and other Commonwealth-guaranteed debt if other revenues are insufficient to satisfy such obligations.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes, project notes and construction loan notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Canadian and Provincial Government and Crown Agency Obligations

Canadian Government Obligations. Canadian government obligations are debt securities issued or guaranteed as to principal or interest by the government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable government of Canada loans.

Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

•	Export Development Corporation;
•	Farm Credit Corporation;
•	Federal Business Development Bank; and
•	Canada Post Corporation.

In addition, certain Crown Agencies that are not, by law, agents of Her Majesty may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the government of Canada. No assurance can be given that the government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

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Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not, by law, agents of Her Majesty in right of a particular province of Canada may issue obligations that, by statute, the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and that it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

•	provincial railway corporation;
•	provincial hydroelectric or power commission or authority;
•	provincial municipal financing corporation or agency; and
•	provincial telephone commission or authority.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months.

Variable Amount Master Demand Notes. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

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Except in the case of Global Bond Fund, Real Return Bond Fund, and Total Return Fund, a subadvisor will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch and that the applicable subadvisor has determined present minimal risk of loss. A subadvisor will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value (“NAV”) is determined. The NAV generally will be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

Repurchase Agreements

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements provide the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadvisor shall engage in a repurchase agreement transaction only with those banks or broker-dealers who meet the subadvisor’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Advisor also may engage in repurchase agreement transactions on behalf of the funds. The counterparties to a repurchase agreement transaction are limited to a:

•	Federal Reserve System member bank;
•	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or
•	broker-dealer that reports U.S. government securities positions to the Federal Reserve Board.

A fund also may participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet the subadvisor’s creditworthiness requirements.

The Advisor and the subadvisors will continuously monitor repurchase agreement transactions to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A fund also might incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

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Foreign Repurchase Agreements

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Other Instruments

The following discussion provides an explanation of some of the other instruments in which certain funds (as stated) and/or Portfolios may directly invest, but only if, and to the extent that such investment is consistent with and permitted by their investment objectives and policies.

Preferred Stocks

Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities

Convertible securities may include corporate notes or preferred securities. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Warrants

Warrants may trade independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed-upon time and at an agreed-upon price. The fund retains record ownership of the security and the right to receive interest

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and principal payments thereon. At an agreed-upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

Investments in Creditors’ Claims

Creditors’ claims in bankruptcy (“Creditors’ Claims”) are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.

Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditors’ Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

A Creditors’ Claim may be purchased directly from a creditor although most are purchased through brokers. A Creditors’ Claim can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations in which a Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.

Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.

Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, when a fund invests in mortgage securities, it receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with

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movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

•	one-year, three-year and five-year constant maturity Treasury Bill rates;
•	three-month or six-month Treasury Bill rates;
•	11th District Federal Home Loan Bank Cost of Funds;
•	National Median Cost of Funds; or
•	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by the fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately Issued Mortgage Securities. Privately issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

•	mortgage bankers;
•	commercial banks;
•	investment banks;
•	savings and loan associations; and
•	special purpose subsidiaries of the foregoing.

Since privately issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately issued mortgage securities, see “Types of Credit Support” below. A fund that invests in mortgage securities will not limit its investments in mortgage securities to those with credit enhancements.

Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the

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sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a fund may be:

(1)	collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;
(2)	collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or
(3)	securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Separately traded interest components of securities may be issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities, even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to the relative stability of a fund’s NAV.

In addition to the stripped mortgage securities described above, each of High Yield Fund and Value Fund may invest in similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”), which are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.

Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

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Inverse Floaters. Each of Global Bond Fund, High Yield Fund, Investment Quality Bond, Value Fund, Real Return Bond Fund, and Total Return Fund may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid. Any illiquid inverse floaters, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.

Inverse floaters are derivative mortgage securities that are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below in “Asset-Backed Securities.”

Asset-Backed Securities

The securitization techniques used to develop mortgage securities also are being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund’s ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in its Prospectus, a fund will only invest in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or Fitch or “Aa” or better by Moody’s.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “— Types of Credit Support” below. When a fund invests in asset-backed securities, it will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies.”

Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

•	liquidity protection; and
•	default protection.

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Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

•	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);
•	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and
•	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Debt Obligations. Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations, and other similarly structured securities (collectively, “CDOs”) are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.

In a CDO structure, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. In the case of all CDO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid; however an active dealer market may exist for CDOs allowing a CDO to qualify for treatment as liquid under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry

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additional risks including, but not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciates during periods of declining interest rates and usually depreciates during periods of rising interest rates.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Additional Investment Policies.”

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company (“RIC”) under the Code and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. It is unclear whether these protections are available to investments in loans and other forms of direct indebtedness under certain circumstances, in which case such risks may be increased.

A fund also may be in possession of material non-public information about a borrower as a result of owning a floating rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.

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High Yield (High Risk) Domestic Corporate Debt Securities

High yield U.S. corporate debt securities include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. Bonds also may have variable rates of interest, and debt securities may involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Today, much high yield debt is used for general corporate purposes, such as financing capital needs or consolidating and paying down bank lines of credit.

The secondary market for high yield U.S. corporate debt securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield U.S. corporate debt securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

A fund is not obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the rating requirements that the Fund imposes at the time of purchase.

Brady Bonds

Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, investments in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan are available.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

•	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value that carry a below-market stated rate of interest (generally known as par bonds);
•	bonds issued at a discount from face value (generally known as discount bonds);
•	bonds bearing an interest rate which increases over time; and
•	bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16th of one percent above current six-month LIBOR. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, when investing in Brady Bonds, a fund will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been

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collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the “IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invests are likely to be acquired at a discount.

Sovereign Debt Obligations

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Funds.

Yield Curve Notes

Inverse floating rate securities include, but are not limited to, an inverse floating rate class of a government agency-issued yield curve note. A yield curve note is a fixed-income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.

Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

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The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.

Characteristics of Hybrid Instruments. Generally, a hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

•	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or
•	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”).

Hybrid instruments may take a variety of forms, including, but not limited to:

•	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;
•	preferred stock with dividend rates determined by reference to the value of a currency; or
•	convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give a fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of a fund may decline if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Structured Notes. Structured notes include investments in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.

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Depositary Receipts

Securities of foreign issuers may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs” and “NVDRs,” respectively, and collectively, “Depositary Receipts”). Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.

EDRs, GDRs, IDRs and NVDRs are receipts evidencing an arrangement with a foreign bank or exchange affiliate similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security. NVDRs do not have voting rights.

Variable and Floating Rate Obligations

Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank. In addition, a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investor through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Exchange-Traded Funds (“ETFs”)

An ETF is a type of investment company shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF include the risks of owning the underlying securities it is designed to track. In addition, the lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs. Also, there is a risk that an ETF may fail to closely track the index or basket of securities that it is designed to replicate.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities the returns of which are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the

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issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Additional Investment Policies

The following provides a more detailed explanation of some investment policies of the funds, but only if and to the extent that such policies are consistent with and permitted by a fund’s investment objective and policies.

Lending of Securities

Each fund may lend its securities so long as such loans do not represent more than 33⅓% of its total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency), cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower also must agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Advisor. A fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the subadvisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Certain funds of JHF II have entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), or Brown Brothers Harriman & Co. (“Brown Brothers Harriman”) as their securities lending agent (each a “Securities Lending Agreement”). Under each Securities Lending Agreement, Goldman Sachs or Brown Brothers Harriman, as applicable, generally will bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a fund may lend securities and a fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs or Brown Brothers Harriman, as applicable, as identified in the Securities Lending Agreement.

Cash collateral may be invested by a fund in a privately offered registered investment company advised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) that is part of the same group of investment companies as the fund and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for a fund to

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profit from income earned by this collateral pool, but also the risk of loss, should the value of the fund’s shares in the collateral pool decrease below their initial value.

Interfund Lending

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), a fund may lend money to, and borrow money from, other funds advised by the Advisor or any other investment advisor under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the fund. Each fund is authorized to participate fully in this program.

A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and a fund will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.

When-Issued/Delayed Delivery/Forward Commitment Securities

When-issued, delayed-delivery or forward-commitment transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement for such securities (which is typically one month or more after trade date). When purchasing securities in one of these types of transactions, payment for the securities is not required until the delivery date, however, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be delivered. When a fund has sold securities pursuant to one of these transactions, the fund will not participate in further gains or losses with respect to that security. At the time of delivery, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

Under normal circumstances, when a fund purchases securities on a when-issued or forward commitment basis, it will take delivery of the securities, but the fund may, if deemed advisable, sell the securities before the settlement date. Forward contracts may settle in cash between the counterparty and a fund or by physical settlement of the underlying securities, and the fund may renegotiate or roll over a forward commitment transaction. In general, a fund does not pay for the securities, or start earning interest on them, or deliver or take possession of securities until the obligations are scheduled to be settled. In such transactions, no cash changes hands on the trade date, however, if the transaction is collateralized, the exchange of margin may take place between the fund and the counterparty according to an agreed-upon schedule. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV.

While awaiting settlement of the obligations purchased or sold on such basis, a fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase or sell when-issued, delayed-delivery or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the fund may purchase when-issued or forward commitment securities.

Mortgage Dollar Rolls

Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) on a specified future date. During the roll period, the fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A fund also may be compensated by receipt of a commitment fee. A fund may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash

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equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a fund’s borrowing and other senior securities. For financial reporting and tax purposes, the funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Illiquid Securities

A fund may not invest more than 15% of its net assets in securities that are not readily marketable (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) securities (except for Section 4(a)(2) Commercial Paper, discussed below) that are not eligible for resale pursuant to Rule 144A under the 1933 Act; (b) repurchase agreements maturing in more than seven days (except for those that can be terminated after a notice period of seven days or less); (c) IOs and POs of non-governmental issuers; (d) time deposits maturing in more than seven days; (e) federal fund loans maturing in more than seven days; (f) bank loan participation interests; (g) foreign government loan participations; (h) municipal leases and participations therein; and (i) any other securities or other investments for which a liquid secondary market does not exist.

Commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”) is restricted as to its disposition under federal securities law, and generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(a)(2) Commercial Paper normally is resold to other institutional investors, like the Funds, through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.

If the Board determines, based upon a continuing review of the trading markets for specific Section 4(a)(2) Commercial Paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act, that such investments are liquid, they will not be subject to a Fund’s limitation on investments in illiquid securities. The Board has adopted procedures and delegated responsibility to the Advisor regarding oversight of the subadvisors’ compliance with the daily function of determining and monitoring the liquidity of restricted securities, including Rule 144A securities and Section 4(a)(2) Commercial Paper, as well as other investments. The Board, however, retains sufficient oversight and is ultimately responsible for such determinations. The Board carefully monitors each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale are typically retained by the broker to meet margin requirements until the short position is closed out. Until a Fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the broker as collateral (generally not including proceeds from the short sales) will equal the current value of the security sold short. Except

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for short sales against-the-box, the amount of a Fund’s net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaced the borrowed security, and theoretically, a Fund’s loss could be unlimited. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with a short sale. Short selling may amplify changes in a Fund’s NAV. Short selling also may produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (often referred to as a short sale “against-the-box”).

Investment in Other Investment Companies

A fund may invest in other investment companies (including closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian, the Advisor, or a subadvisor.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded over-the-counter (“OTC”) or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.

Blue Chip Growth Fund, Capital Appreciation Value Fund, Equity Income Fund, Real Estate Equity Fund, Small Company Value Fund, and Spectrum Income Fund also may invest in shares of the T. Rowe Price Institutional Floating Rate Fund (the “TRP Floating Rate Fund”), consistent with each such fund’s investment objective and policies. The TRP Floating Rate Fund is a series of TRP Institutional Income Funds, Inc., registered as an investment company under the 1940 Act. The investment objective of the TRP Floating Rate Fund is high current income and, secondarily, capital appreciation. The TRP Floating Rate Fund invests as least 80% of its total assets in banks loans and other floating rate debt instruments. In order to prevent these funds from paying duplicate management fees, the value of shares of TRP Floating Rate Fund held in a fund’s portfolio will be excluded from the fund’s total assets in calculating the subadvisory fees payable to T. Rowe Price Associates, Inc.

Loan Participations and Assignments

Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, or any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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When a fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in loans and loan participations will subject a fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale, thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadvisor believes to be a fair price.

Corporate loans that a fund may acquire, or in which a fund may purchase, a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain of the loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a fund derives interest income will be reduced. The effect of prepayments on a fund’s performance may be mitigated by the receipt of prepayment fees, and the fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

A fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, such as the Prime Rate (the interest rate that banks charge their most creditworthy customers), LIBOR, or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans also are normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a fund as the floating rate instruments adjust to the new levels of interest rates. In a rising

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base rate environment, income generation generally will increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Index-Related Securities (“Equity Equivalents”)

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a basket of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a basket of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P Depositary Receipts (an exchange-traded fund that tracks the S&P 500 Index). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of securities.

To the extent that a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

Fixed-Income Securities

Investment grade bonds are rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated “Aaa,” “Aa,” “A” and “Baa” by Moody’s, or “AAA,” “AA,” “A” and “BBB” by S&P or Fitch. Obligations rated in the lowest of the top four rating categories (such as “Baa” by Moody’s or “BBB” by S&P or Fitch) may have speculative characteristics and changes in

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economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody’s, S&P, Fitch and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadvisor will consider these events in determining whether it should continue to hold the securities.

In general, the ratings of Moody’s, S&P and Fitch represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These rating will be used by a Fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody’s, S&P and Fitch and their significance.

Market Capitalization Weighted Approach

A fund’s structure may involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by a subadvisor, for a variety of factors. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, a subadvisor may consider such factors as free float, momentum, trading strategies, liquidity management, profitability and other factors determined to be appropriate by the subadvisor given market conditions. In assessing profitability, the subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. A subadvisor may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because a subadvisor generally intends to purchase in round lots. Furthermore, a subadvisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund’s assets, may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, a subadvisor will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from a subadvisor’s then-current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, a subadvisor may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights also may deviate from target weights due to general day-to-

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day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

Funds of Funds Investments

Certain funds may serve as an underlying investment for one or more of the Portfolios. The Portfolios periodically re-allocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, a Fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of Fund shares resulting from a re-allocation of assets by the Portfolios to the Fund. Until such purchases of Fund shares by a Portfolio settle (normally between one and three days), the Fund may have investment exposure in excess of its net assets. Shareholders who transact with the Fund during the period beginning when the Fund first starts buying securities in anticipation of a purchase order from a Portfolio until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure.

Short-Term Trading

Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. If and to the extent consistent with and permitted by its investment objective and policies, a Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for a Fund to qualify as a RIC for federal income tax purposes (for additional information about qualification as a RIC under the Code, see “Additional Information Concerning Taxes” in this SAI). See “Portfolio Turnover.”

Risk Factors

The risks of investing in certain types of securities are described below. Risks are applicable to a fund only if and to the extent that corresponding investments are consistent with and permitted by the fund’s investment objective and policies. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectuses, by owning shares of the Underlying Funds, each Portfolio indirectly invests in the securities and instruments held by the Underlying Funds and bears the same risks as those in which it invests.

Cash Holdings Risk

A Fund may be subject to delays in making investments when significant purchases or redemptions of Fund shares cause the Fund to have an unusually large cash position. When a Fund has a higher than normal cash position, it may incur “cash drag,” which is the opportunity cost of holding a significant cash position. This significant cash position might cause a Fund to miss investment opportunities it otherwise would have benefitted from if fully invested, or might cause the Fund to pay more for investments in a rising market, potentially reducing Fund performance.

Non-Diversification

A fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, except by the fund’s own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of issuers, may invest more of its assets in the securities of a single issuer, and may be affected more than a diversified

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fund by a change in the financial condition of any of these issuers or by the financial markets’ assessment of any of these issuers.

Collateralized Debt Obligations

The risks of an investment in a CDO depend largely on the quality of the collateral securities and the class of the instrument in which a fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid; however an active dealer market may exist for CDOs, allowing them to qualify for treatment as liquid under Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry risks including, but are not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDO classes that are subordinate to other classes of the CDO; and (iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Cybersecurity Risk

Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Advisor, a subadvisor, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Advisor, a subadvisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The Advisor, each subadvisor, and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the subadvisors, or their affiliates controls the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.

Equity Securities

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund’s investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the issuers of these securities declines or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies

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with large market capitalizations also may have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and difficult to value, and there is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects.

Fixed-Income Securities

Fixed-income securities generally are subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk. Fixed-income securities are also subject to liquidity risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

Liquidity Risk. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the fund’s ability to sell such securities. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such securities at attractive prices.

Hybrid Instruments

The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be

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magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid instruments may not be subject to regulation of the Commodities Futures Trading Commission (the “CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Credit and Counterparty Risk. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in hybrid instruments are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

The various risks discussed above with respect to hybrid instruments, particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

Investment Grade Fixed-Income Securities in the Lowest Rating Category

Investment grade fixed-income securities in the lowest rating category (i.e., rated “Baa” by Moody’s and “BBB” by S&P or Fitch, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities

Lower rated fixed-income securities are defined as securities rated below investment grade (e.g., rated “Ba” and below by Moody’s, or “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these

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securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadvisor’s Own Credit Analysis. While a subadvisor to a fund may rely on ratings by established credit rating agencies, it also will supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on a subadvisor’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Risk Factors — Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate fluctuations that adversely affect trade, and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Market Events

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies - U.S. Government and Government Agency Obligations - U.S. Instrumentality Obligations”), the bankruptcy filings of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, emergency measures by the U.S. and foreign governments banning short-selling, measures to address U.S. federal and state budget deficits, debt crises in the eurozone, S&P’s downgrade of U.S. long-term sovereign debt, economic stimulus by the Japanese central bank, declines in oil prices, and dramatic changes in currency exchange rates. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. The conclusion of the U.S. Federal Reserve’s quantitative easing stimulus program and/or increases in the level of short-term interest rates could cause fixed-income markets to experience continuing high volatility, which could negatively impact a fund’s performance. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the funds.

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Political turmoil within the United States and abroad may also impact the funds. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union has disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events overseas, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe also may cause market disruptions.

Small and Medium Size Companies

Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group.

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.

Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, the fund may not always be successful in doing so, and it could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause the fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a fund from taking money out of the

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country or may impose additional taxes on money removed from the country. Therefore, the fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, also may have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

European Risk

Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.

To the extent that a Fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.

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Russian Securities Risk

The United States and the EU have imposed economic sanctions against companies in certain sectors of the Russian economy, including, but not limited to: financial services, energy, metals and mining, engineering, and defense and defense-related materials. These sanctions could impair a Fund’s ability to continue to invest in Russian issuers. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, retaliatory measures by the Russian government in response to such sanctions may result in a freeze of Russian assets held by the Fund, thereby prohibiting the Fund from selling or otherwise transacting in these investments. In such circumstances, the Fund might be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of Fund assets might also result in the Fund receiving substantially lower prices for its portfolio securities.

Greater China Region Risk

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. A small number of companies and industries represent a large portion of the Greater China market as a whole. Consequently, a Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These companies and industries also may be subject to greater sensitivity to adverse political, economic or regulatory developments generally affecting the market (see “Risk Factors – Foreign Securities”).

Multinational Companies Risk

To the extent that a Fund invests in the securities of companies with foreign business operations, it may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Natural Disasters and Adverse Weather Conditions

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Gaming-Tribal Authority Investments

The value of a Fund’s investments in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities, is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without

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their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as a Fund), could be precluded from judicially enforcing their rights and remedies.

Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including a Fund.

Investment Company Securities

The total return on investments in securities of other investment companies will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Rebalancing Risks Involving Funds of Funds

As permitted by Section 12 of the 1940 Act, the Portfolios may invest in shares of other John Hancock funds (“Underlying JH Funds”) and may reallocate or rebalance assets among the Underlying JH Funds (collectively, “Rebalancings”). The following discussion provides information on the risks related to Rebalancings, which risks are applicable to the Underlying JH Funds undergoing Rebalancings, as well as to those Portfolios that hold Underlying JH Funds undergoing Rebalancings.

From time to time, one or more of the Underlying JH Funds may experience relatively large redemptions or investments due to Rebalancings, as effected by the Portfolios’ subadvisors, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and/or John Hancock Asset Management (the “John Hancock Subadvisors”). Shareholders should note that Rebalancings may adversely affect the Underlying JH Funds. The Underlying JH Funds subject to redemptions by a Portfolio may find it necessary to sell securities, and the Underlying JH Funds that receive additional cash from a Portfolio will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Portfolio owns, redeems, or invests in, a substantial portion of an Underlying JH Fund. Rebalancings could adversely affect the performance of one or more Underlying JH Funds and, therefore, the performance of one or more Portfolios.

Possible adverse effects of Rebalancings on the Underlying JH Funds include:

1.	The Underlying JH Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2.	Rebalancings may increase brokerage and/or other transaction costs of the Underlying JH Funds.

3.	When a Portfolio owns a substantial portion of an Underlying JH Fund, a large redemption by the Portfolio could cause that Underlying JH Fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.

4.	Rebalancings could accelerate the realization of taxable capital gains in Underlying JH Funds subject to large redemptions if sales of securities results in capital gains.

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The Advisor, which serves as the investment advisor to both the Portfolios and the Underlying JH Funds, has delegated the day-to-day portfolio management of the Portfolios and many of the Underlying JH Funds to the John Hancock Subadvisors, affiliates of the Advisor. The Advisor monitors both the Portfolios and the Underlying JH Funds. The John Hancock Subadvisors manage the assets of both the Portfolios and many of the Underlying JH Funds (the “Affiliated Subadvised Funds”). The John Hancock Subadvisors may allocate up to all of a Portfolio’s assets to Affiliated Subadvised Funds and accordingly has an incentive to allocate more Portfolio assets to such Affiliated Subadvised Funds. The Advisor and the John Hancock Subadvisors monitor the impact of Rebalancings on the Underlying JH Funds and attempt to minimize any adverse effect of the Rebalancings on the Underlying Funds, consistent with pursuing the investment objective of the relevant Portfolios. Moreover, each John Hancock Subadvisor has a duty to allocate assets to an Affiliated Subadvised Fund only when such Subadvisor believes it is in the best interests of fund shareholders. As part of its oversight of the funds and the subadvisors, the Advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors and in periodically reviewing allocations to Affiliated Subadvised Funds.

As discussed above, the Portfolios periodically reallocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, an Underlying JH Fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of Underlying JH Fund shares resulting from a reallocation of assets by the Portfolios to the Underlying JH Fund. Until such purchases of Underlying JH Fund shares by a Portfolio settle (normally between one and three days), the Underlying JH Fund may have investment exposure in excess of its net assets. Shareholders who transact with the Underlying JH Fund during the period beginning when the Underlying JH Fund first starts buying securities in anticipation of a purchase order from a Portfolio until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

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When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates and decline during periods of rising interest rates. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations (“CMOs”). CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Securities Linked to the Real Estate Market

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include, but are not limited to:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage portfolios;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	change in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

Therefore, if a fund invests a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

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Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity, mortgage, and hybrid REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.

Industry or Sector Investing

When a Fund invests a substantial portion of its assets in a particular industry or sector of the economy, the Fund’s investments are not as varied as the investments of most mutual funds and are far less varied than the broad securities markets. As a result, the Fund’s performance tends to be more volatile than other mutual funds, and the values of the Fund’s investments tend to go up and down more rapidly. In addition, a Fund that invests significantly in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Consumer Discretionary. The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Staples. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

Energy. Companies in the energy sector may be affected by energy prices, supply and demand fluctuations including in energy fuels, energy conservation, liabilities arising from government or civil actions, environmental and other government regulations, and geopolitical events including political instability and war. The market value of companies in the local energy sector is heavily impacted by the levels and stability of global energy prices, energy conservation efforts, the success of exploration projects, exchange rates, interest rates, economic conditions, tax and other government regulations, increased competition and technological advances, as well as other factors. Companies in this sector may be subject to extensive government regulation and contractual fixed pricing, which may increase the cost of doing business and limit these companies’ profits. A large part of the returns of these companies depends on few customers, including governmental entities and utilities. As a result, governmental budget constraints may have a significant negative effect on the stock prices of energy sector companies. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. As a result, securities of companies in the energy field are subject to quick price and supply fluctuations caused by events relating to international politics. Other risks include liability from

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accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies can also be heavily affected by the supply of, and demand for, their specific product or service and for energy products in general, and government subsidization. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Financial Services. A Fund investing principally in securities of financial services companies is particularly vulnerable to events affecting that industry. Financial services companies include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Industrials. Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may also be adversely affected by supply and demand related to their specific products or services and industrials sector products in general, as well as liability for environmental damage and product liability claims and government regulations. For example, the products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Certain companies within this sector, particularly aerospace and defense companies, may be heavily affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services, and, therefore, the financial condition of, and investor interest in, these companies are significantly influenced by governmental defense spending policies, which are typically

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under pressure from efforts to control the U.S. (and other) government budgets. In addition, securities of industrials companies in transportation may be cyclical and have occasional sharp price movements which may result from economic changes, fuel prices, labor relations and insurance costs, and transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. A Fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Materials. Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing, competition, resource depletion, and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress, and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the materials sector located in foreign markets.

Natural Resources. A fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that such fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Technology. Technology companies rely heavily on technological advances and face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Shortening of product cycle and manufacturing capacity increases may subject technology companies to aggressive pricing. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products.

Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S.

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and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental and other government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial Public Offerings (“IPOs”)

IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investment, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the fund’s turnover and may lead to increased expenses for the fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include those issued by Fannie Mae, the FHLBs and Freddie Mac.

High Yield (High Risk) Securities

General. High yield (high risk) securities (also known as “junk bonds”) are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also have greater risks than higher-rated securities as described below.

Interest Rate Risk. To the extent that a fund invests in fixed-income securities, the NAV of the fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated

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below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadvisor to value the fund’s investments.

Less liquid secondary markets also may affect a fund’s ability to sell securities at their fair value. A fund may invest in illiquid securities, subject to certain restrictions (see “Additional Investment Policies – Illiquid Securities”). These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund’s assets invested in illiquid securities may increase.

Below-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of below-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Below-Investment Grade Foreign Sovereign Debt Securities. Investing in below-investment grade foreign sovereign debt securities will expose a fund to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by:

•	the obligor’s balance of payments, including export performance;
•	the obligor’s access to international credits and investments;
•	fluctuations in interest rates; and
•	the extent of the obligor’s foreign reserves.

Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these

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commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.

Obligor’s Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Obligor’s Foreign Reserves. The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

•	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

•	obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments (e.g., securities rated “Caa” or lower by Moody’s or “CCC” or lower by S&P or Fitch). These securities are considered to have the following characteristics:

•	extremely poor prospects of ever attaining any real investment standing;
•	current identifiable vulnerability to default;
•	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

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•	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or
•	are in default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

REGULATION OF COMMODITY INTERESTS

The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor does not act in the capacity of a registered CPO with respect to the funds.

Although the Advisor is a registered CPO, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the funds. To remain eligible for this exclusion, each fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the fund markets its commodity interests trading activities. These limitations may restrict a fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

Hedging and Other Strategic Transactions

Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in a fund. These strategies also may be used to gain exposure to a particular market. The hedging and other strategic transactions that may be used by a fund, but only if and to the extent that such transactions are consistent with its investment objective and policies, are described below:

•	exchange-listed and OTC put and call options on securities, equity indices, volatility indices, financial futures contracts, currencies, fixed-income indices and other financial instruments;
•	financial futures contracts (including stock index futures);
•	interest rate transactions;*
•	currency transactions;**
•	warrants and rights (including non-standard warrants and participatory risks);* swaps (including interest rate, index, dividend, inflation, variance, equity, and volatility swaps, credit default swaps, swap options and currency swaps); and
•	structured notes, including hybrid or “index” securities.

*	A fund’s interest rate transactions may take the form of swaps, caps, floors and collars.
**	A fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

•	to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;
•	to protect a fund’s unrealized gains in the value of its securities;
•	to facilitate the sale of a fund’s securities for investment purposes;
•	to manage the effective maturity or duration of a fund’s securities;
•	to establish a position in the derivatives markets as a method of gaining exposure to a particular geographic region, market, industry, issuer, or security; or

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•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund uses a hedging or another strategic transaction to gain, shift or manage exposure to a particular geographic region, market, industry, issuer, security, currency, or other asset, the Fund will be exposed to the risks of investing in that asset as well as the risks inherent in the specific hedging or other strategic transaction used to gain such exposure.

For purposes of determining compliance with a Fund’s investment policies, strategies and restrictions, that Fund will generally consider the market value of derivative instruments, unless the nature of the derivative instrument warrants the use of the instrument’s notional value to more accurately reflect the economic exposure represented by the derivative position.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a RIC, a Fund is not permitted to invest in such instruments unless a subadvisor obtains prior written approval from the Trust’s Chief Compliance Officer (the “CCO”). The CCO, as a member of the Advisor’s Complex Securities Committee evaluates with the committee the appropriateness of the investment.

General Characteristics of Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a fund may, for various purposes, purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund’s purchase of a call option on an underlying instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. If and to the extent authorized to do so, a fund may purchase and sell call options on securities (whether or not it holds the securities).

Partial Hedge or Income to a Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund’s income. Similarly, the sale of put options also can provide fund gains.

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Covering of Options. All call options sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by the fund will expose it during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example but also is applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

•	insufficient trading interest in certain options;
•	restrictions on transactions imposed by an exchange;
•	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;
•	interruption of the normal operations of the OCC or an exchange;
•	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; and
•	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers or financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a fund generally will only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadvisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial

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institutions that are deemed creditworthy by the subadvisor. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a fund and the amount of the fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Types of Options That May Be Purchased. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

Each fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

General Characteristics of Futures Contracts and Options on Futures Contracts

A fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

•	as a hedge against anticipated interest rate, currency or market changes;
•	for duration management;
•	for risk management purposes; and
•	to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” such as Eurodollar, UK 90 day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code in order to maintain its qualification as a RIC for federal income tax purposes.

Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

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Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund’s assets.

Stock Index Futures

Definition. A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how a fund may use Index Futures:

•	In connection with a fund’s investment in equity securities, the fund may invest in Index Futures while the subadvisor seeks favorable terms from brokers to effect transactions in equity securities selected for purchase.

•	A fund also may invest in Index Futures when a subadvisor believes that there are not enough attractive equity securities available to maintain the standards of diversity and liquidity set for the fund’s pending investment in such equity securities when they do become available.

•	Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit the fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by the fund.

•	A fund also may invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

Options on Securities Indices and Other Financial Indices

A fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, the fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement. By purchasing or selling Options on Financial Indices, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Yield Curve Options

A fund also may enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based

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on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund also may purchase or write yield curve options for other than hedging purposes (e.g., in an effort to increase its current income) if, in the judgment of the subadvisor, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amounts of the fund’s liability under the option written by the fund less the value of the option held by it. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

Currency Transactions

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain exposure to a currency without purchasing securities denominated in that currency, to facilitate the settlement of equity trades, or to exchange one currency for another. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.” Currency transactions include:

•	forward currency contracts;
•	exchange-listed currency futures contracts and options thereon;
•	exchange-listed and OTC options on currencies;
•	currency swaps; and
•	spot transactions (i.e., transactions on a cash basis based on prevailing market rates).

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadvisor. Nevertheless, engaging in currency transactions will expose a fund to counterparty risk.

A fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps may be used for hedging and similar purposes, possibly including transaction hedging, position hedging, cross hedging and proxy hedging. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuation from one country to another, or to facilitate the settlement of equity trades. A fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by a subadvisor.

A fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-

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deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, the fund will segregate liquid assets in an amount not less than the value of the fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the fund’s commitment increases because of a change in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the fund’s commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which generally will arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.

Position Hedging. Position hedging involves entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Cross Hedging. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.

Combined Transactions

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although a fund normally will enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it

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is possible that the combination will instead increase the risks or hinder achievement of the fund’s investment objective.

Swap Agreements and Options on Swap Agreements

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, currency exchange rates, and credit and event-linked swaps. To the extent that a fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements.

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

OTC swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to one or more years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A fund may enter into options on swap agreements (“Swap Options”). A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund also may write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular agreement, a fund generally will incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of a fund’s investments. Obligations

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under swap agreements so covered will not be construed to be “senior securities” for purposes of a fund’s investment restriction concerning senior securities.

Whether a fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective will depend on a subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because OTC swaps are two-party contracts and because they may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. Although the swaps market is largely unregulated, expected government regulation, described below, as well as potential future regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A fund will not enter into a swap agreement with any single party if the net amount owed to the fund under existing contracts with that party would exceed 5% of the fund’s total assets.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that a subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadvisor attempts to use a swap as a hedge against, or as a substitute for, an investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.

The swaps market was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was enacted in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the funds may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a fund’s ability to enter into swaps in the OTC market. These developments could cause a fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the funds, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements,

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compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on a fund’s ability to meet its investment objective, either through limits or requirements imposed on the fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a fund’s investments and of doing business, which could adversely affect the fund’s ability to buy or sell OTC derivatives.

Additional information about certain swap agreements that the funds may utilize is provided below.

Credit default swap agreements (“CDS”). CDS may have as reference obligations one or more securities that are not currently held by a fund. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the CDS provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity described in the CDS, or the seller may be required to deliver the related net cash amount, if the CDS is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the CDS is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the CDS, provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the CDS. If a fund enters into a CDS, the fund may be required to report the CDS as a “listed transaction” for tax shelter reporting purposes on the fund’s federal income tax return. If the IRS were to determine that the CDS is a tax shelter, a fund could be subject to penalties under the Code.

CDS on index tranches give a fund, as a seller of credit protection, the opportunity to take on exposures to specific segments of the CDS index default loss distribution. Each tranche has a different sensitivity to credit risk correlations among entities in the index. One of the main benefits of index tranches is higher liquidity. This has been achieved mainly through standardization, yet it is also due to the liquidity in the single-name CDS and CDS index markets. In contrast, possibly owing to the limited liquidity in the corporate bond market, securities referencing corporate bond indexes have not been traded actively.

CDS involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, CDS are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into CDS only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the CDS is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a CDS will be accrued daily (offset against any amounts owing to the fund). In connection with CDS in which a fund is the buyer, the fund will segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with CDS in which a fund is the seller, the fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the CDS. Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund’s investments. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

Dividend swap agreements. A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded OTC rather than on an exchange.

Inflation swap agreements. An inflation swap agreement is a contract in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index (“CPI”) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect a fund’s NAV against an unexpected change in the rate of

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inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Interest rate swap agreements. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed-upon rate; conversely, in an interest rate floor, one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed-upon rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements. A total return swap agreement is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, by investing in total return commodity swaps, a fund will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

Variance swap agreements. Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Eurodollar Instruments

Eurodollar instruments typically are dollar-denominated futures contracts or options on those contracts that are linked to LIBOR. In addition, foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the fund would otherwise wish.

Non-Standard Warrants and Participatory Notes. From time to time, a fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give

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their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks, broker-dealers or other financial institutions that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal risks—Counterparty risk” in the Prospectuses and “Risk of Hedging and Other Strategic Transactions” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Risk Associated with Specific Types of Derivative Debt Securities

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but typically are not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

The risk of early prepayments is the primary risk associated with IOs, super floaters, other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, capped floaters, mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities, POs, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Risk of Hedging and Other Strategic Transactions

Hedging and other strategic transactions are subject to special risks, including:

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•	possible default by the counterparty to the transaction;
•	markets for the securities used in these transactions could be illiquid; and
•	to the extent a subadvisor’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the fund.

Losses resulting from the use of hedging and other strategic transactions will reduce a fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

Options and Futures Transactions. Options transactions are subject to the following additional risks:

•	option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option);
•	calls written on securities that a fund does not own are riskier than calls written on securities owned by the fund because there is no underlying security held by the fund that can act as a partial hedge, and there also is a risk, especially with less liquid securities, that the securities may not be available for purchase; and
•	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

•	The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.
•	Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

•	currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated;
•	proxy hedging involves determining the correlation between various currencies. If a subadvisor’s determination of this correlation is incorrect, a fund’s losses could be greater than if the proxy hedging were not used; and
•	foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

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Risks of Hedging and Other Strategic Transactions Outside the United States

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but also could be adversely affected by:

•	foreign governmental actions affecting foreign securities, currencies or other instruments;
•	less stringent regulation of these transactions in many countries as compared to the United States;
•	the lack of clearing mechanisms and related guarantees in some countries for these transactions;
•	more limited availability of data on which to make trading decisions than in the United States;
•	delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;
•	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
•	lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

Use of extensive hedging and other strategic transactions by a Fund will require, among other things, that the Fund post collateral with counterparties or clearinghouses and/or segregate cash or other liquid assets with its custodian, or a designated subcustodian, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets under a transaction or series of transactions must be covered at all times by: (a) holding the securities, instruments or currency required to meet the Fund’s obligations under such transactions or series of transactions; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to its obligations under the option.

Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options generally will provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency generally will require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate cash or other liquid assets equal to the amount of the fund’s obligations.

Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating

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assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high as or higher than the price of the contract held. Other hedging and strategic transactions also may be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risk of Potential Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures and swap agreements, may limit or prevent a fund from using such instruments as part of its investment strategy, which could negatively impact the fund. While many provisions of the Dodd-Frank Act have yet to be implemented through rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Other Limitations

No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent that a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Investment Restrictions

There are two classes of investment restrictions to which the Funds are subject in implementing their investment policies: (a) fundamental; and (b) non-fundamental. Fundamental restrictions may be changed only by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.

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When submitting an investment restriction change to the holders of a fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to the fund if a majority of the outstanding voting securities of the fund votes for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Restrictions (1) through (8) are fundamental. Restrictions (9) through (11) are non-fundamental.

Fundamental Investment Restrictions

Unless the fund is specifically excepted by the terms of a restriction:

(1)	Concentration. A Fund will not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Global Real Estate Fund, Natural Resources Fund, Real Estate Securities Fund, and Real Estate Equity Fund are not subject to this restriction.

(2)	Diversification. Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Each Fund is subject to this restriction except as otherwise stated in the Fund’s Prospectus.

(3)	Borrowing. A Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)	Underwriting. A Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5)	Real Estate. A Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(6)	Commodities. A Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)	Loans. A Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	Senior Securities. A Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of fundamental restriction No. 8, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.

The following discussion provides additional information about the fundamental restrictions set forth above.

Concentration. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry. With respect to a Fund's investment in loan participations, if any, the Fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the Fund has concentrated in

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a particular industry. For purposes of each Portfolio’s fundamental restriction regarding concentration, the Portfolio will take into account the concentration policies of the underlying funds in which the Portfolio invests.

Borrowing. The 1940 Act permits a Fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (a Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Loans. Although the 1940 Act does not prohibit a Fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

Senior Securities. “Senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, a Fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Non-Fundamental Investment Restrictions

Unless a fund is specifically excepted by the terms of a restriction, each fund will not:

(9)	Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

(10)	Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation. Notwithstanding the foregoing, Global Bond Fund, Real Return Bond Fund and Total Return Fund will engage in short selling to the extent permitted by federal securities laws and rules and interpretations thereunder.

(11)	Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by a fund, except in an amount of not more than 10%* of the value of the fund’s total assets and

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then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

*	33⅓% in the case of Active Bond, Blue Chip Growth, Core Bond, Equity Income, International Value, Mid Cap Stock, Mid Cap Value, Natural Resources, New Opportunities, Real Estate Equity, Real Return Bond, Science & Technology, Small Cap Value, Small Company, Small Company Value, Spectrum Income, Strategic Income Opportunities, Total Return, U.S. High Yield Bond, and Utilities Funds; 15% in the case of International Small Cap Fund; 50% in the case of Value Fund.

For purposes of restriction (11), “other strategic transactions” can include short sales and derivative transactions intended for non-hedging purposes.

Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in a subadvisor’s assessment of the security), change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund’s investment portfolio, resulting from market fluctuations or other changes in the fund’s total assets will not require the fund to dispose of an investment until the subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

A fund that invests 25% or more of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is considered to be concentrated in that industry.

Investment Policy that May be Changed Only on 60 Days’ Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each of the funds named below is subject to change only upon 60 days’ prior notice to shareholders. Refer to the applicable Prospectus for each fund’s “Principal investment strategies.”

Active Bond Fund	Health Sciences Fund	Real Return Bond Fund
Asia Pacific Total Return Bond Fund	High Yield Fund	Science & Technology Fund
Blue Chip Growth Fund Core Bond Fund Emerging Markets Fund Emerging Markets Debt Fund	International Growth Opportunities Fund International Growth Stock Fund International Small Cap Fund	Short Term Government Income Fund Small Cap Growth Fund Small Cap Value Fund
Equity Income Fund	International Small Company Fund	Small Company Growth Fund
Floating Rate Income Fund	Investment Quality Bond Fund	Small Company Value Fund
Fundamental Global Franchise Fund Global Bond Fund Global Equity Fund	Mid Cap Stock Fund Natural Resources Fund Real Estate Equity Fund	Strategic Equity Allocation Fund Strategic Income Opportunities Fund U.S. Equity Fund
Global Real Estate Fund	Real Estate Securities Fund	U.S. High Yield Bond Fund

Portfolio Turnover

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions. The portfolio turnover rates for the funds for the fiscal periods ended August 31, 2015 and August 31, 2014 were as follows:

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Fund	2015	2014
Active Bond Fund	63%	81%
All Cap Core Fund	246%	245%
Alpha Opportunities Fund	98%	109%
Alternative Asset Allocation Fund	45%	26%
Asia Pacific Total Return Bond Fund	35%	31%
Blue Chip Growth Fund	31%	33%
Capital Appreciation Fund	33%	45%
Capital Appreciation Value Fund	90%	63%
Core Bond Fund	408%	332%
Emerging Markets Fund	14%	17%
Emerging Markets Debt Fund	27%	24%
Equity Income Fund	19%	17%
Floating Rate Income Fund	40%	52%
Fundamental Global Franchise Fund	28%	13%
Global Bond Fund	61%	97%
Global Equity Fund	45%	70%
Global Real Estate Fund	139%	97%
Health Sciences Fund	44%	61%
High Yield Fund	59%	70%
Income Allocation Fund	131%	N/A
International Growth Opportunities Fund	23%	14%
International Growth Stock Fund	22%	26%
International Small Cap Fund	29%	23%
International Small Company Fund	11%	11%
International Value Fund	32%	28%
Investment Quality Bond Fund	133%	100%
Lifestyle II Aggressive Portfolio	14%	2%
Lifestyle II Balanced Portfolio	18%	2%
Lifestyle II Conservative Portfolio	18%	11%
Lifestyle II Growth Portfolio	11%	21%
Lifestyle II Moderate Portfolio	16%	6%
Mid Cap Stock Fund	79%	107%
Mid Value Fund	47%	40%
Natural Resources Fund	25%	193%
New Opportunities Fund	78%	30%
Real Estate Equity Fund	17%	15%
Fund	2015	2014
Real Estate Securities Fund	169%	108%
Real Return Bond Fund	52%	40%
Redwood Fund	89%	86%
Retirement Choices at 2055 Portfolio	13%	12%
Retirement Choices at 2050 Portfolio	5%	9%
Retirement Choices at 2045 Portfolio	5%	9%
Retirement Choices at 2040 Portfolio	5%	9%
Retirement Choices at 2035 Portfolio	6%	9%
Retirement Choices at 2030 Portfolio	7%	9%
Retirement Choices at 2025 Portfolio	9%	13%
Retirement Choices at 2020 Portfolio	13%	16%
Retirement Choices at 2015 Portfolio	32%	22%
Retirement Choices at 2010 Portfolio	30%	26%
Retirement Living through 2055 Portfolio	18%	24%
Retirement Living through 2050 Portfolio	11%	10%
Retirement Living through 2045 Portfolio	12%	14%
Retirement Living through 2040 Portfolio	12%	14%
Retirement Living through 2035 Portfolio	12%	14%
Retirement Living through 2030 Portfolio	14%	15%
Retirement Living through 2025 Portfolio	15%	15%
Retirement Living through 2020 Portfolio	18%	17%
Retirement Living through 2015 Portfolio	16%	20%
Retirement Living through 2010 Portfolio	16%	23%
Retirement Living through II 2055 Portfolio	17%	6%
Retirement Living through II 2050 Portfolio	11%	4%
Retirement Living through II 2045 Portfolio	16%	10%
Retirement Living through II 2040 Portfolio	19%	3%
Retirement Living through II 2035 Portfolio	15%	6%
Retirement Living through II 2030 Portfolio	22%	4%
Retirement Living through II 2025 Portfolio	24%	9%
Retirement Living through II 2020 Portfolio	31%	68%

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Fund	2015	2014
Retirement Living through II 2015 Portfolio	59%	108%
Retirement Living through II 2010 Portfolio	115%	12%
Science & Technology Fund	113%	97%
Short Term Government Income Fund	31%	53%
Small Cap Growth Fund	93%	100%
Small Cap Value Fund	22%	20%
Small Company Growth Fund	30%	33%
Small Company Value Fund	31%	20%
Spectrum Income Fund	76%	59%
Strategic Equity Allocation Fund	32%	19%
Strategic Income Opportunities Fund	37%	48%
Total Return Fund	63%	130%
U.S. Equity Fund	60%	52%
U.S. High Yield Bond Fund	40%	54%
Value Fund	27%	45%

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Those Responsible for Management

The business of JHF II, an open-end management investment company, is managed by its Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of JHF II (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHF II also are officers or directors of the Advisor, or officers or directors of the principal distributor to the Funds, John Hancock Funds, LLC (the “Distributor”). Each Trustee oversees the Funds and other funds in the John Hancock Fund Complex (as defined below).

The tables below present certain information regarding the Trustees and officers of JHF II, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of JHF II (each a “Non-Independent Trustee”) and the Independent Trustees. As of December 3, 2015, the “John Hancock Fund Complex” consisted of 228 funds (including separate series of series mutual funds): John Hancock Collateral Trust (“JHCT”) (one fund); John Hancock Variable Insurance Trust (“JHVIT”) (78 funds); JHF II (97 funds); John Hancock Funds III (“JHF III”) (10 funds); John Hancock Exchange-Traded Fund Trust (six funds); and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. Each Trustee, other than James R. Boyle, was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. The Board appointed Mr. Boyle to serve as a Non-Independent Trustee on March 10, 2015. The address of each Trustee and officer of the Trust is 601 Congress Street, Boston, Massachusetts 02210.

Non-Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James R. Boyle(2) (1959)	Trustee (since 2015)

Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (2005–2010; 2012-2014; and since 2015); and Trustee, John Hancock Variable Insurance Trust (2005-2014; since 2015).

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Non-Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Craig Bromley(2) (1966)	Trustee (since 2012)	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005-2012, including prior positions). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) and John Hancock Variable Insurance Trust (since 2012).	228

Warren A. Thomson(2) (1955)	Trustee (since 2012)	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) and John Hancock Variable Insurance Trust (since 2012).	228

Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Charles L. Bardelis (1941)	Trustee (since 2005)	Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988).	228

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Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Peter S. Burgess (1942)	Trustee (since 2005)

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 2005).

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William H. Cunningham (1944)	Trustee (2005-2006 and since 2012)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012).	228

Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust (since 2008).	228

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Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Theron S. Hoffman (1947)	Trustee (since 2008)

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust (since 2008).

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Deborah C. Jackson (1952)	Trustee (since 2012)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Variable Insurance Trust (since 2012).

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Hassell H. McClellan (1945)	Trustee (since 2005)	Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 2005).	228

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Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James M. Oates (1946)	Trustee and Chairperson of the Board (since 2005)

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds(3) (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust.

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Steven R. Pruchansky (1944)	Trustee and Vice Chairperson of the Board (since 2012)

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds(3); Trustee and Vice Chairperson of the Board, John Hancock retail funds and John Hancock Variable Insurance Trust (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Gregory A. Russo (1949)	Trustee (since 2012)

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Variable Insurance Trust (since 2012).

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(1)	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
(3)	“John Hancock retail funds” is currently composed of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee of any of these funds for the stated period.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of the Trust who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers also are officers of all of the other funds for which the Advisor serves as investment advisor.

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Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) During Past 5 Years
Andrew G. Arnott (1971)	President (since 2014); Executive Vice President (2007-2014, including prior positions)	Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds(2) and John Hancock Variable Insurance Trust (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello (1955)	Senior Vice President (since 2006, including prior positions); Secretary and Chief Legal Officer (since 2014)	Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds(2) and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Exchange-Traded Fund Trust (since 2015).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2005)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(2) and John Hancock Variable Insurance Trust (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone (1965)	Treasurer (2007-2009 and since 2010, including prior positions)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(2) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.
(2)	“John Hancock retail funds” is currently composed of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as an officer of any of these funds for the stated period.

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Additional Information about the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his former positions as chairman and director of the Advisor, position as a senior executive of MFC, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive and director of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate

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organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of one bank and president and chief operating officer of another bank. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Chairman of Manulife Asset Management and Chief Investment Officer of MFC, the Advisor’s parent company, Mr. Thomson has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met six times during the fiscal year ended August 31, 2015.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also

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believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Boyle, Bromley, and Thomson, as current or former senior executives of MFC, the parent company of the Advisor and the Distributor, and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee.

The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess, and Hoffman). Mr. Burgess serves as Chairperson of this Committee. This Committee met four times during the fiscal year ended August 31, 2015, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, to approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Mr. McClellan serves as Chairperson of this Committee. This Committee met four times during the fiscal year ended August 31, 2015.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Ms. Fey and Messrs. Pruchansky and Russo). This Committee met four times during the fiscal year ended August 31, 2015. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. Mr. Russo serves as Chairperson of this Committee.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee met four times during the fiscal year ended August 31, 2015. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Mses. Fey and Jackson and Messrs. Hoffman, Bardelis, and Cunningham serve as Chairpersons of the Investment Sub-Committees. The Investment Committee met five times during the fiscal year ended August 31, 2015.

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Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadvisors, subject to oversight of the Advisor, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their firms. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Funds’ Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and

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risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees and Officers

Trustees are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee and Mr. Boyle receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $210,000, a fee of $20,000 for each regular meeting of the Trustees that he or she attends in person and a fee of $2,500 for each special meeting of the Trustees that he or she attends in person. The Chairperson of the Board receives an additional retainer of $160,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by JHF II and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and Mr. Boyle for their services during the fiscal year ended August 31, 2015.

Compensation Table

Name of Trustee	Total Compensation from JHF II	Total Compensation from JHF II and the John Hancock Fund Complex (1)
Independent Trustees
Charles L. Bardelis	$142,169	$355,000
Peter S. Burgess	$151,187	$375,000
William H. Cunningham	$142,169	$355,000
Grace K. Fey	$142,169	$355,000
Theron S. Hoffman	$142,169	$355,000
Deborah C. Jackson	$142,169	$355,000
Hassell H. McClellan	$151,187	$375,000

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Name of Trustee	Total Compensation from JHF II	Total Compensation from JHF II and the John Hancock Fund Complex (1)
James M. Oates	$205,296	$495,000
Steven R. Pruchansky	$142,169	$355,000
Gregory A. Russo	$151,187	$375,000
Non-Independent Trustees
James R. Boyle(2)	$99,083	$254,039
Craig Bromley	$0	$0
Warren A. Thomson	$0	$0

(1)	There were approximately 221 series in the John Hancock Fund Complex as of August 31, 2015.
(2)	Mr. Boyle joined the Board effective as of March 10, 2015.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund (only that Fund in which one of the Trustees owned shares is listed), and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2014. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

Funds Trustees	All Cap Core Fund	Income Fund	International Small Company Fund	Small Company Value Fund	Total – John Hancock Fund Complex
Independent Trustees
Charles L. Bardelis	B	A	A	A	E
Peter S. Burgess	A	A	A	A	E
William H. Cunningham	A	A	A	A	E
Grace K. Fey	A	A	A	A	E
Theron S. Hoffman	A	A	A	A	E
Deborah C. Jackson	A	A	A	A	E
Hassell H. McClellan	A	A	A	C	E
James M. Oates	A	A	C	A	E
Steven R. Pruchansky	A	B	A	A	E
Gregory A. Russo	A	A	A	A	E
Non-Independent Trustees
Craig Bromley	A	A	A	A	E
Warren A. Thomson	A	A	A	A	E

Shareholders of THE FUNDS

Class 1 shares are held principally by John Hancock Life Insurance Company (U.S.A.) (“JHLICO U.S.A.”) and John Hancock Life Insurance Company of New York (“JHLICO New York”) on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act. JHLICO U.S.A. is a stock life insurance company originally organized under the laws of

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Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 201 Townsend Street, Suite 900, Lansing, Michigan 48933. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO U.S.A. and JHLICO New York is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. MFC is the holding company of Manulife and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Class NAV shares are held principally by the Portfolios.

To the best knowledge of the Trust, as of December 1, 2015, the Trustees and officers of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each fund.

To the best knowledge of the Trust, as of December 1, 2015, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the funds and classes stated below. A shareholder who owns beneficially more than 25% of any class of a fund is deemed to control that class.

Share Class	Name and Address	Percentage	Type of Ownership
Absolute Return Currency Fund
NAV	JHF II Alternative Asset Allocation Fund 601 Congress St 6th Fl Boston MA 02210-2806	11.23%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	27.17%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	10.78%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	23.82%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.56%	Beneficial
Active Bond Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	90.92%	Beneficial
1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.27%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	33.32%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	24.65%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.33%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	22.80%	Beneficial

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Share Class	Name and Address	Percentage	Type of Ownership
All Cap Core Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	19.63%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	31.21%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	49.15%	Beneficial
Alpha Opportunities Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.95%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	26.77%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	37.20%	Beneficial
Alternative Asset Allocation
A	American Enterprise Investment Svc FBO Customers 2nd Ave S Minneapolis MN 55402-2405	34.97%	Record
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	9.01%	Record
A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	5.36%	Record
A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	11.69%	Record
A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	17.05%	Record
C	American Enterprise Investment Svc FBO Customers 2nd Ave S Minneapolis MN 55402-2405	16.45%	Record
C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	6.94%	Record

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Share Class	Name and Address	Percentage	Type of Ownership
C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	10.17%	Record
C	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	5.63%	Record
C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	5.75%	Record
C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	9.68%	Record
C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	13.75%	Record
C	Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	9.26%	Record
C	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	7.90%	Record
I	ANB 400 & Co. PO Box 1 Amarillo TX 79105-0001	8.13%	Record
I	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	12.35%	Record
I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	5.32%	Record
I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	8.62%	Record
I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	7.40%	Record
I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	18.16%	Record

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Share Class	Name and Address	Percentage	Type of Ownership
I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6.89%	Record
I	Raymond James Omnibus for Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	7.63%	Record
I	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.15%	Record
R2	Massachusetts Mutual Life Ins Co. 1295 State St # M200-Invst Springfield MA 01111-0002	22.46%	Record
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration Deer Lake Drive East 2nd Fl Jacksonville FL 32246-6484	17.52%	Record
R2	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	7.03%	Record
R2	Taynik & Co c/o State Street Bank & Trust Co 1200 Crown Colony Dr Quincy MA 02169-0938	17.77%	Record
R4	Counsel Trust dba MATC FBO Maine Oxy-Acetylene Supply Co 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	32.95%	Beneficial
R4	MG Trust Company Cust FBO Edison McDowell & Hetheringon LLP 717 17th St Ste 1300 Denver CO 80202-3304	6.59%	Record
R4	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	50.95%	Record
R6	Great-West Trust Company LLC TTEEF Union Hospital Inc Tax Def Annuity c/o Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	37.95%	Beneficial
R6	Great-West Trust Company LLC TTEEF Assoc Physic & Surg Clinic LLC 401K c/o Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Vlg Co 80111-5002	23.51%	Beneficial

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Share Class	Name and Address	Percentage	Type of Ownership
R6	TD Ameritrade Trust Company Co c/o House PO Box 17748 Denver CO 80217-0748	6.58%	Record
Asia Pacific Total Return Bond Fund
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	35.79%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.24%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	20.03%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.92%	Beneficial
Blue Chip Growth Fund
A	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	6.85%	Record
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	68.49%	Record
A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6.55%	Record
C	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	68.93%	Record
C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	6.37%	Record
C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	5.69%	Record
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	86.28%	Beneficial
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	8.90%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	13.98%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	28.99%	Beneficial

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Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	37.43%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	7.29%	Beneficial
Capital Appreciation Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	91.24%	Beneficial
1	John Hancock Life Insurance Company of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.03%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	12.89%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	24.25%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	33.82%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.70%	Beneficial
Capital Appreciation Value Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.11%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	31.06%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	32.08%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806a	8.89%	Beneficial
Core Bond Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	90.60%	Beneficial
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	6.16%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	19.27%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.08%	Beneficial

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Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Moderate Portfolio- 601 Congress St 6th Fl Boston MA 02210-2806	14.03%	Beneficial
Emerging Markets Fund
A	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	91.46%	Record
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	5.78%	Record
C	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	8.49%	Record
C	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	26.89%	Record
I	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	34.49%	Record
I	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	13.15%	Record
I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	15.77%	Record
I	Strafe & Co FBO US Russia Foundation PO Box 6924 Newark DE 19714-6924	11.49%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.62%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	23.80%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.12%	Beneficial
R6	Ascensus Trust Company FBO Michael Zuber Solo 401(K) Retirement PO Box 10758 Fargo ND 58106-0758	9.61%	Beneficial
R6	Ascensus Trust Company FBO The Partners Group Ltd 401K PO Box 10577 Fargo ND 58106-0577	5.69%	Beneficial

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Share Class	Name and Address	Percentage	Type of Ownership
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	78.04%	Beneficial
Emerging Markets Debt Fund
A	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	12.94%	Record
A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	5.42%	Record
A	G J Austin & L J Mariorenzi Orthopedic Associates Inc PSPFBO A L Mariorenziec 70725 Reservoir Ave Suite 101 Cranston RI 02910-4450	16.88%	Beneficial
A	John Hancock Life & Health Ins Co Custodian for the IRA of Nancy M Wilson 7423 Weeping Willow Dr Sarasota FL 34241-6436	7.23%	Beneficial
A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	6.53%	Record
A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	25.06%	Record
C	Aliuska Perez Blanco TOD Subject to (STA) TOD Rules 1711 SE 18th Ter Homestead FL 33035-1926	11.33%	Beneficial
C	Edward M Lowry 105 Cynthia St S W Cedar Rapids IA 52404-6077	5.24%	Beneficial
C	Michael J Hopperika L Hopp Jt WROS 1127 Foxhollow Ln Clinton OH 44216-8611	6.46%	Beneficial
C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	15.75%	Record
C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	29.22%	Record
I	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	7.65%	Record

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Share Class	Name and Address	Percentage	Type of Ownership
I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	79.02%	Record
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	J ohn Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	J ohn Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	35.32%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.06%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	25.29%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.93%	Beneficial
Equity Income Fund
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	88.48%	Record
C	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	58.88%	Record
C	John Hancock Life & Health Ins Cocustodian for the IRA of Christine Carotenuto 32 Hearthstone Ln Marlton NJ 08053-5364	8.26%	Beneficial
C	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	19.04%	Beneficial
C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	6.90%	Record
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	70.53%	Beneficial

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Share Class	Name and Address	Percentage	Type of Ownership
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	23.16%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.31%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	13.94%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	27.92%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	37.21%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.54%	Beneficial
Floating Rate Income Fund
A	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	23.77%	Record
A	Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	8.51%	Record
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	12.56%	Record
A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	5.22%	Record
A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	5.30%	Record
A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	5.58%	Record
A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	8.74%	Record
A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	8.94%	Record

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Share Class	Name and Address	Percentage	Type of Ownership
B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	15.71%	Record
B	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	5.79%	Record
B	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	13.79%	Record
B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	13.84%	Record
B	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	17.90%	Record
B	Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	10.68%	Record
B	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	6.12%	Record
C	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	7.58%	Record
C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	13.76%	Record
C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	9.08%	Record
C	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	11.50%	Record
C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	5.49%	Record

86

Share Class	Name and Address	Percentage	Type of Ownership
C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	8.78%	Record
C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	10.26%	Record
C	Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	10.35%	Record
C	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.56%	Record
I	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	15.29%	Record
I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	9.23%	Record
I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	16.33%	Record
I	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	8.08%	Record
I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	6.08%	Record
I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	13.58%	Record
I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	10.57%	Record
I	Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	5.99%	Record
I	TD Ameritrade Inc For the Exclusive Benefit of Our Clients PO Box 2226 Omaha NE 68103-2226	5.09%	Record

87

Share Class	Name and Address	Percentage	Type of Ownership
I	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.69%	Record
R6	Wells Fargo Bank NA FBOLAPCF - Funds PO Box 1533 Minneapolis MN 55480-1533	99.15%	Record
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	98.12%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	38.05%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.38%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.67%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.53%	Beneficial
Fundamental All Cap Core Fund
NAV	JHVIT Lifestyle Conservative MVP 601 Congress St 6th Fl Boston MA 02210-2806	31.88%	Beneficial
NAV	JHVIT Lifestyle Moderate MVP 601 Congress St 6th Fl Boston MA 02210-2806	68.12%	Beneficial
Fundamental Global Franchise Fund
A	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
I	Manulife Asset Management (US) LLC Plan 2012 Attn: Diane Landers 197 Clarendon St Boston MA 02116-5010	27.70%	Beneficial
I	Manulife Asset Management US LLC 2014/2015 MAM US Deferred Incentive Plan 197 Clarendon St Boston MA 02116-5010	49.97%	Beneficial
I	Manulife Asset Management US LLC 2014/2015 MAM US Deferred Incentive Plan 197 Clarendon St Boston MA 02116-5010	21.88%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.44%	Beneficial

88

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	30.33%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.27%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	31.64%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.94%	Beneficial
Fundamental Large Cap Value Fund
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	26.06%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	35.70%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	10.92%	Beneficial
NAV	L JHF II Ifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.62%	Beneficial
Global Absolute Return Fund
NAV	JHF II Alternative Asset Allocation 601 Congress St 6th Fl Boston MA 02210-2806	10.81%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	27.56%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	10.68%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	23.68%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.39%	Beneficial
Global Bond Fund
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	8.21%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	83.92%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.87%	Beneficial

89

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	7.91%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	37.86%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	23.05%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	21.62%	Beneficial
Global Equity Fund
A	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	20.37%	Record
A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	8.79%	Record
A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	13.02%	Record
A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	11.07%	Record
C	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	14.53%	Record
C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	7.33%	Record
C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	6.29%	Record
C	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	9.03%	Record
C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	8.53%	Record

90

Share Class	Name and Address	Percentage	Type of Ownership
C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	7.71%	Record
C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	15.74%	Record
C	Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	5.80%	Record
I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	9.42%	Record
I	Manulife Asset Management US LLC 2014/2015 MAM US Deferred Incentive Plan 197 Clarendon St Boston MA 02116-5010	13.52%	Beneficial
I	Manulife Asset Management US LLC 2014/2015 MAM US Deferred Incentive Plan 197 Clarendon St Boston MA 02116-5010	10.46%	Beneficial
I	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	10.18%	Record
I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	6.65%	Record
I	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	9.40%	Record
R2	CBNA as Custodian FBO Jawonio Inc 403B Thrift Plan 6 Rhoads Dr Ste 7 Utica NY 13502-6317	6.82%	Beneficial
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	34.89%	Beneficial
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	33.20%	Beneficial
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	13.77%	Record

91

Share Class	Name and Address	Percentage	Type of Ownership
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	49.62%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	49.05%	Beneficial
NAV	JHF II Alternative Asset Allocation Fund 601 Congress St 6th Fl Boston MA 02210-2806	9.26%	Beneficial
Global Income Fund
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	34.38%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.45%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	19.56%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	13.51%	Beneficial
Global Real Estate Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.09%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	44.83%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.99%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	28.84%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.11%	Beneficial
Health Science Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	12.22%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	32.78	Beneficial

92

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	35.90%	Beneficial
High Yield Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.78%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.15%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	38.80%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.41%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	19.26%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	19.16%	Beneficial
Income Allocation Fund
A	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	57.14%	Beneficial
A	John W Liske Denise J Liske JT WROS 1200 Dentonshire Carrollton TX 75007-4868	26.30%	Beneficial
A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	5.74%	Record
C	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	79.40%	Beneficial
C	Mildred Nowak TTEE Richard L Nowak Trust 2701 Lake Road #215A Rocky River OH 44116-1093	7.40%	Beneficial
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	99.41%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial

93

Share Class	Name and Address	Percentage	Type of Ownership
International Growth Opportunities Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	12.46%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	24.13%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	30.07%	Beneficial
NAV	JHVIT Lifestyle Balanced MVP 601 Congress St 6th Fl Boston MA 02210-2806	6.85%	Beneficial
NAV	JHVIT Lifestyle Growth MVP 601 Congress St 6th Fl Boston MA 02210-2806	13.25%	Beneficial
International Growth Stock Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.88%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	29.46%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	38.68%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.75%	Beneficial
International Small Cap Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	87.30%	Beneficial
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	6.59%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.11%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.78%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	25.05%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.24%	Beneficial
International Small Company Fund
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	37.25%	Record

94

Share Class	Name and Address	Percentage	Type of Ownership
A	G J Austin & L J Mariorenzi TTEE Orthopedic Associates Inc TTEE FBO A L Mariorenzi PSPEC 70725 Reservoir Ave Suite 101 Cranston RI 02910-4450	6.23%	Beneficial
A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	5.77%	Record
C	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	8.36%	Record
C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	9.00%	Record
I	Andrew W Vernon 2918 E John St Seattle WA 98112-4809	8.29%	Beneficial
I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	35.33%	Record
I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	14.91%	Record
I	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	39.24%	Record
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.79%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	25.21%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.27%	Beneficial
International Value Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	91.09%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.59%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.07%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	38.61%	Beneficial

95

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	35.09%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.41%	Beneficial
Investment Quality Bond Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	80.49%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	12.79%	Beneficial
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	6.74%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	39.84%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	31.16%	Beneficial
NAV	JHF II Lifestyle Moderate Fun 601 Congress St 6th Fl Boston MA 02210-2806	28.97%	Beneficial
Lifestyle II Aggressive Portfolio
R6	Ascensus Trust Company FBO Kentuckiana Deli Provisions Inc PO Box 10758 Fargo ND 58106-0758	100.00%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	98.14%	Beneficial
Lifestyle II Balanced Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	97.89%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	76.38%	Beneficial
R6	NFS LLC FEBO BMO Harris Bank NAFBO Bank 98 Dly Rcrdkpg Attn: Mut Funds 11270 W Park Pl Ste 400 Milwaukee WI 53224	23.52%	Beneficial
Lifestyle II Conservative Portfolio
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	31.48%	Beneficial

96

Share Class	Name and Address	Percentage	Type of Ownership
R6	NFS LLC FEBO BMO Harris Bank NAFBO Bank 98 Dly Rcrdkpg Attn: Mut Funds 11270 W Park Pl Ste 400 Milwaukee WI 53224	68.52%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.23%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.77%	Beneficial
Lifestyle II Growth Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	96.92%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	10.60%	Beneficial
R6	NFS LLC FEBO BMO Harris Bank NAFBO Bank Dly Rcrdkpg Attn: Mut Funds 11270 W Park Pl Ste 400 Milwaukee WI 53224	87.13%	Beneficial
Lifestyle II Moderate Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.59%	Beneficial
R6	Ascensus Trust Company FBO Kentuckiana Deli Provisions Inc PO Box 10758 Fargo ND 58106-0758	29.35%	Beneficial
R6	NFS LLC FEBO BMO Harris Bank NAFBO Bank Dly Rcrdkpg Attn: Mut Funds 11270 W Park Pl Ste 400 Milwaukee WI 53224	70.65%	Beneficial
Mid Cap Stock Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	90.88%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.48%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.69%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	27.12%	Beneficial
NAV	JHF II Lifestyle Growth Fun 601 Congress St 6th Fl Boston MA 02210-2806	37.00%	Beneficial

97

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.35%	Beneficial
Mid Value Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.62%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	27.28%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	36.64%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	7.44%	Beneficial
Natural Resources Fund
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	6.70%	Record
A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	5.32%	Record
A	Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	23.29%	Record
I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	8.36%	Record
I	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	6.67%	Record
I	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	73.51%	Record
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	85.66%	Beneficial
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	8.23%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.11%	Beneficial

98

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	12.30%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	29.73%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	30.37%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.33%	Beneficial
New Opportunities Fund
A	John Hancock Life & Health Ins Co Custodian for the Roth IRA Richard A Barr 12018 SW Bennington Cir Port St Lucie FL 34987-2722	11.15%	Beneficial
A	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	68.25%	Beneficial
C	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	89.16%	Beneficial
C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	10.84%	Record
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R3	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R5	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial

99

Share Class	Name and Address	Percentage	Type of Ownership
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	87.41%	Beneficial
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	7.60%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	21.19%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	34.69%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	44.13%	Beneficial
Real Estate Equity Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.12%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	29.99%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.96%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	28.77%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.10%	Beneficial
Real Estate Securities Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.10%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.83%	Beneficial
Real Return Bond Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	85.50%	Beneficial
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	8.38%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.12%	Beneficial

100

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	33.38%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	19.31%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	20.34%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	12.89%	Beneficial
Redwood Fund
A	John Hancock Life & Health Ins Co Custodian for the IRA of Paul A Solie 2215 N 115th St Wauwatosa WI 53226-2222	9.18%	Beneficial
A	John Hancock Life & Health Ins Co Custodian for the IRA of Susan M Stratton 32804 Chattaroy Rd Chattaroy WA 99003	9.76%	Beneficial
A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	56.79%	Record
A	Michael John Melchionnolori Anne Melchionno JT WROS 165 Fairway Drwest Newton MA 02465-1714	15.26%	Beneficial
C	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	61.91%	Beneficial
C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	6.52%	Record
C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	31.57%	Record
I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	93.49%	Record
R6	Benefit Trust Company as Custodian for the City of Peachtree Defined Benefit Pension Plan PO Box 12765 Overland Park KS 66282-2765	37.35%	Beneficial

101

Share Class	Name and Address	Percentage	Type of Ownership
R6	Benefit Trust Company as Trustee for the City of Cartersville Defined Benefit Pension Plan PO Box 12765 Overland Park KS 66282-2765	50.88%	Beneficial
R6	Benefit Trust Company as Trustee for the Seacamp Defined Benefit Pension Plan PO Box 12765 Overland Park KS 66282-2765	6.54%	Beneficial
NAV	JHF II Alternative Asset Allocation 601 Congress St 6th Fl Boston MA 02210-2806	24.23%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.45%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	22.98%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	22.64%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.69%	Beneficial
Retirement Living Through II 2010 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
Retirement Living Through II 2015 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial

102

Share Class	Name and Address	Percentage	Type of Ownership
Retirement Living Through II 2020 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
Retirement Living Through II 2025 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
Retirement Living Through II 2030 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
Retirement Living Through II 2035 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial

103

Share Class	Name and Address	Percentage	Type of Ownership
Retirement Living Through II 2040 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
Retirement Living Through II 2045 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
Retirement Living Through II 2050 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
Retirement Living Through II 2055 Portfolio
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial

104

Share Class	Name and Address	Percentage	Type of Ownership
Retirement Choices at 2010 Portfolio
R1	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	77.67%	Beneficial
R1	Mid Atlantic Trust Company FBO Seal and Cylinder Source Inc 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	22.33%	Beneficial
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	41.63%	Beneficial
R2	Mid Atlantic Trust Company FBOZ Global Inc 401(K) Profit Sharing 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	9.23%	Beneficial
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	49.14%	Record
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	39.13%	Beneficial
R6	Mid Atlantic Trust Company FBO Wusth of Trident of America 401(K) P 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	60.87%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	89.06%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	10.94%	Beneficial
Retirement Choices at 2015 Portfolio
R1	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	98.11%	Beneficial
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	64.81%	Beneficial
R2	Mid Atlantic Trust Company FBOZ Global Inc 401(K) Profit Sharing 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	14.45%	Beneficial

105

Share Class	Name and Address	Percentage	Type of Ownership
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	20.74%	Record
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	91.73%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	8.27%	Beneficial
Retirement Choices at 2020 Portfolio
R1	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	92.85%	Beneficial
R2	Mid Atlantic Trust Company FBOZ Global Inc 401(K) Profit Sharing 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	21.88%	Beneficial
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	78.12%	Record
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	99.85%	Beneficial
R6	Mid Atlantic Trust Company FBO Wusth of Trident of America 401(K) P 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	100.00%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.49%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.51%	Beneficial
Retirement Choices at 2025 Portfolio
R1	Mid Atlantic Trust Company FBO The Dickman Weston Group 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	87.80%	Beneficial

106

Share Class	Name and Address	Percentage	Type of Ownership
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	12.10%	Record
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	73.56%	Beneficial
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	26.44%	Record
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	Mid Atlantic Trust Company FBO Wusth of Trident of America 401(K) P 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	100.00%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.12%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.88%	Beneficial
Retirement Choices at 2030 Portfolio
R1	Mid Atlantic Trust Company FBO Anita S Dovidio DMD 401(K) Profit 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	5.33%	Beneficial
R1	Mid Atlantic Trust Company FBO Gire Inc 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	9.32%	Beneficial
R1	Mid Atlantic Trust Company FBO The Dickman Weston Group 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh Pa 15222-4228	45.91%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	37.94%	Record
R2	Ascensus Trust Company FBO EWS Alabama Inc 401K Plan PO Box 10758 Fargo ND 58106-0758	20.01%	Beneficial
R2	Mid Atlantic Trust Company FBO Thermoplastics Company Inc 401 K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	8.24%	Beneficial

107

Share Class	Name and Address	Percentage	Type of Ownership
R2	Mid Atlantic Trust Company FBOZ Global Inc 401(K) Profit Sharing P 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	59.81%	Beneficial
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	11.94%	Record
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	Mid Atlantic Trust Company FBO Wusth of Trident of America 401(K) P 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	98.89%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.41%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.59%	Beneficial
Retirement Choices at 2035 Portfolio
R1	Mid Atlantic Trust Company FBOH Debra Jaliman 401(K) Profit Sharing 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	80.74%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	19.21%	Record
R2	Ascensus Trust Company FBO EWS Alabama Inc 401K Plan PO Box 10758 Fargo ND 58106-0758	8.19%	Beneficial
R2	Mid Atlantic Trust Company FBOZ Global Inc 401(K) Profit Sharing 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	79.11%	Beneficial
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	6.43%	Record
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	Mid Atlantic Trust Company FBO Futures Institute for Developm 401 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	51.40%	Record

108

Share Class	Name and Address	Percentage	Type of Ownership
R6	NFS LLC FEBO John Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley ST4 RPA TR OPS Boston MA 02210-2804	47.46%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.51%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.49%	Beneficial
Retirement Choices at 2040 Portfolio
R1	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	74.01%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	25.01%	Record
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	82.08%	Beneficial
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	14.55%	Record
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	Mid Atlantic Trust Company FBO Wusth of Trident of America 401(K) P 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	97.28%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	91.87%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	8.13%	Beneficial
Retirement Choices at 2045 Portfolio
R1	Mid Atlantic Trust Company FBO Seal and Cylinder Source Inc 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	34.11%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	65.41%	Record

109

Share Class	Name and Address	Percentage	Type of Ownership
R2	Mid Atlantic Trust Company FBO Middleton Chiropractic LLC 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	7.50%	Beneficial
R2	Mid Atlantic Trust Company FBOZ Global Inc 401(K) Profit Sharing 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	77.05%	Beneficial
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	7.83%	Record
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	62.19%	Beneficial
R6	Mid Atlantic Trust Company FBO Futures Institute for Developm 401 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	33.66%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.56%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.44%	Beneficial
Retirement Choices at 2050 Portfolio
R1	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	61.50%	Beneficial
R1	Mid Atlantic Trust Company FBO Naomi Prawer Kadar Foundation 401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	13.38%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	21.55%	Record
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	62.28%	Beneficial
R2	Mid Atlantic Trust Company FBOZ Global Inc 401(K) Profit Sharing P 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	34.04%	Beneficial

110

Share Class	Name and Address	Percentage	Type of Ownership
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	70.20%	Beneficial
R6	Mid Atlantic Trust Company FBO Futures Institute for Developm 401k 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	9.95%	Beneficial
R6	NFS LLC FEBO John Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley Boston MA 02210-2804	15.62%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.22%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	7.78%	Beneficial
Retirement Choices at 2055 Portfolio
R1	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	90.61%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	9.39%	Beneficial
Retirement Living Through 2010 Portfolio
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial

111

Share Class	Name and Address	Percentage	Type of Ownership
R1	Alerus Financial FBO Xenotran Corp 401K Plan PO Box 64535 Saint Paul MN 55164-0535	17.50%	Beneficial
R1	Ascensus Trust Company FBO Pangaea Global Aids 403(B) Plan PO Box 10758 Fargo ND 58106-0758	7.01%	Beneficial
R1	Counsel Trust DBA MATC FBO Woodworker's Shop Inc Employee 401 K Profit Sharing Plan 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	5.58%	Beneficial
R1	MG Trust Company Cust FBO Landmark Parking, Inc 717 17th St Ste 1300 Denver CO 80202-3304	9.38%	Beneficial
R1	MG Trust Company Cust FBO Landmark Parking, Inc 717 17th St Ste 1300 Denver CO 80202-3304	11.31%	Beneficial
R1	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	29.85%	Record
R2	MG Trust Company Cust FBO Scarborough & Associates Inc 401717 17th St Ste 1300 Denver CO 80202-3304	98.53%	Beneficial
R3	MG Trust Company Cust FBO Dr Jeffrey D Gaber & Associates PA 717 17th St Ste 1300 Denver CO 80202-3304	5.52%	Beneficial
R3	MG Trust Co Cust FBO Impaq International LLC 717 17th St Ste 1300 Denver CO 80202-3304	54.66%	Beneficial
R3	MG Trust Co TTEE Anderson Automotive Group 717 17th St Ste 1300 Denver CO 80202-3304	9.35%	Beneficial
R3	Wendy Williams FBO Full Circle Family Medicine 401 K Profit Sharing Plan & Trust 68 Chapman St Damariscotta ME 04543-4614	14.10%	Beneficial
R4	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	71.01%	Record
R4	Mid Atlantic Trust Company FBO Great Falls Village Green Day 401 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	21.67%	Beneficial
R5	Counsel Trust DBA MATC FBO Paragon Project Resources Inc 401KPSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	53.52%	Beneficial

112

Share Class	Name and Address	Percentage	Type of Ownership
R5	MG Trust Co Cust FBO Opus Capital 401K Plan 717 17th St Ste 1300 Denver CO 80202-3304	8.88%	Beneficial
R5	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds 100 Magellan Way # KW1 Covington KY 41015-1987	36.76%	Beneficial
R6	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401k 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	33.64%	Beneficial
R6	Matrix Trust Company Cust FBO Livingston & Haynes, P C 401(K) 717 17th St Ste 1300 Denver CO 80202-3304	39.71%	Beneficial
R6	NFS LLC FEBO John Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley ST4 RPA TR OPS Boston MA 02210-2804	18.11%	Beneficial
R6	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	6.31%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	92.38%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.98%	Beneficial
Retirement Living Through 2015 Portfolio
A	Ascensus Trust Company FBO Lake Sunapee Bank Profit Sharing PO Box 10758 Fargo ND 58106-0758	5.51%	Beneficial
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	Ascensus Trust Company FBO AUBURN Manufacturing Inc Retirement PO Box 10758 Fargo ND 58106-0758	9.50%	Beneficial
R1	Ascensus Trust Company FBO Angelo & Newton 401K PO Box 10758 Fargo ND 58106-0758	7.35%	Beneficial
R1	MG Trust Co Cust FBO A&A Global Industries 717 17th St Ste 1300 Denver CO 80202-3304	8.14%	Beneficial
R1	Mid Atlantic Trust Company FBO SLCE Architects LLP 401K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	46.31%	Beneficial

113

Share Class	Name and Address	Percentage	Type of Ownership
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	5.05%	Record
R2	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	56.42%	Beneficial
R2	Matrix Trust Company Cust FBO The Atlanta Opera Inc Employees S 717 17th St Ste 1300 Denver CO 80202-3304	8.17%	Beneficial
R2	Matrix Trust Company Cust FBO Woodholme Country Club 717 17th St Ste 1300 Denver CO 80202-3304	25.77%	Beneficial
R3	DWS Trust Co TTEE Midwest Bank Group 401k and PSPDWS Trust Company Attn Share Recon Dept PO Box 1757 Salem NH 03079-1143	7.99%	Beneficial
R3	MG Trust Company Cust FBO Dr Jeffrey D Gaber & Associates PA 717 17th St Ste 1300 Denver CO 80202-3304	9.55%	Beneficial
R3	MG Trust Co Cust FBO Caerus Operating LLC 401K Plan 717 17th St Ste 1300 Denver Co 80202-3304	5.90%	Beneficial
R3	MG Trust Co Cust FBO Celebrie Veterinary Hospital 717 17th St Ste 1300 Denver Co 80202-3304	13.24%	Beneficial
R3	MG Trust Co Cust FBO Drs Branoff & Kress PA 401k 717 17th St Ste 1300 Denver Co 80202-3304	31.36%	Beneficial
R3	MG Trust Co Cust FBO Impaq International LLC 717 17th St Ste 1300 Denver Co 80202-3304	10.28%	Beneficial
R3	MG Trust Co TTEE Anderson Automotive Group 717 17th St Ste 1300 Denver Co 80202-3304	5.95%	Beneficial
R4	Ascensus Trust Company FBO Shelter Corp 401K Plan PO Box 10758 Fargo ND 58106-0758	6.08%	Beneficial
R4	Ascensus Trust Company FBO Skaife EnterpriseS 401K PO Box 10758 Fargo ND 58106-0758	6.28%	Beneficial
R4	Ascensus Trust Company FBO Dr Bruce Barr, DMD 401(K) Profit S PO Box 10758 Fargo ND 58106-0758	17.45%	Beneficial

114

Share Class	Name and Address	Percentage	Type of Ownership
R4	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	43.36%	Record
R4	Counsel Trust DBA MATC FBO Clermont Medical Center 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	26.76%	Beneficial
R5	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	54.97%	Beneficial
R5	MG Trust Company Cust FBO Armienti, Debellis & Whitten, L 717 17th St Ste 1300 Denver CO 80202-3304	17.90%	Beneficial
R5	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds 100 Magellan Way # KW1C Covington KY 41015-1987	18.16%	Beneficial
R6	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	9.24%	Record
R6	NFS LLC FEBO John Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley ST4 RPA TR OPS Boston MA 02210-2804	73.66%	Beneficial
R6	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	16.86%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.92%	Beneficial
Retirement Living Through 2020 Portfolio
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	Ascensus Trust Company FBO DPLIVE 401K PO Box 10758 Fargo ND 58106-0758	8.40%	Beneficial
R1	Ascensus Trust Company FBO Rudd Construction Inc 401 K PS PO Box 10758 Fargo ND 58106-0758	14.58%	Beneficial
R1	Ascensus Trust Company FBO Tisdel Associates 401K Salary Red PO Box 10758 Fargo ND 58106-0758	8.05%	Beneficial

115

Share Class	Name and Address	Percentage	Type of Ownership
R1	Counsel Trust DBA MATC FBO Woodworker's Shop Inc Employee 401 K Profit Sharing Plan 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	5.98%	Beneficial
R1	MG Trust Co Cust FBO Double D Bolt 401K PS 717 17th St Ste 1300 Denver CO 80202-3304	15.27%	Beneficial
R1	MG Trust Co Cust FBOA&A Global Industries 717 17th St Ste 1300 Denver CO 80202-3304	5.44%	Record
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	14.04%	Record
R1	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	5.57%	Record
R2	Ascensus Trust Company FBO Customers PO Box 10758 Fargo ND 58106-0758	14.95%	Record
R2	Ascensus Trust Company FBO Ron Deceder Retirement Plan PO Box 10758 Fargo ND 58106-0758	16.80%	Beneficial
R2	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	5.01%	Record
R2	Matrix Trust Company Cust FBO Woodholme Country Club 717 17th St Ste 1300 Denver CO 80202-3304	7.04%	Record
R2	MG Trust Company Cust FBO Scarborough & Associates Inc 401 717 17th St Ste 1300 Denver CO 80202-3304	46.24%	Record
R3	Arvind K Das MD FBO University Pulmonary & SleeP 401KPSP & Trust 81 Veronica Ave Ste 201 Somerset NJ 08873-3491	10.92%	Beneficial
R3	DWS Trust Co TTEE Midwest Bank Group 401K and PSPDWS Trust Company Attn Share Recon Dept PO Box 1757 Salem NH 03079-1143	5.61%	Beneficial
R3	MG Trust Company Cust FBO Ettie Lee Youth And Family Service 717 17th St Ste 1300 Denver CO 80202-3304	6.19%	Beneficial
R3	MG Trust Company Cust FBO Dr Jeffrey D Gaber & Associates PA 717 17th St Ste 1300 Denver CO 80202-3304	13.98%	Beneficial

116

Share Class	Name and Address	Percentage	Type of Ownership
R3	MG Trust Co TTEE Anderson Automotive Group 717 17th St Ste 1300 Denver CO 80202-3304	13.66%	Beneficial
R3	Mid Atlantic Trust Company FBO Arnold Ready Mix 401(K) Profit Shar 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	12.17%	Beneficial
R4	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	43.95%	Record
R4	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	6.07%	Record
R4	MG Trust Co Cust FBO Stillwater Plan 717 17th St Ste 1300 Denver CO 80202-3304	7.71%	Beneficial
R4	Mid Atlantic Trust Company FBO Great Falls Village Green Day 401 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	34.15%	Beneficial
R4	Mid Atlantic Trust Company FBO Michael S Neall & Associates P401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	5.35%	Beneficial
R5	Charles Schwab Trust Co Cust Curtis Steel Company Empl 401 K 11 Main St Fl 14 San Francisco CA 94105-1965	17.71%	Beneficial
R5	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	29.45%	Record
R5	Mid Atlantic Trust Co FBO Liberty Group Holdings 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	6.63%	Beneficial
R5	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds 100 Magellan Way # KW1C Covington KY 41015-1987	33.82%	Record
R6	Ascensus Trust Company FBO Harold J Luria, Dds, PC 401(K) PO Box 10758 Fargo ND 58106-0758	26.21%	Beneficial
R6	Matrix Trust Company Cust FBO Livingston & Haynes, P C 401(K) 717 17th St Ste 1300 Denver CO 80202-3304	8.85%	Beneficial

117

Share Class	Name and Address	Percentage	Type of Ownership
R6	NFS LLC FEBO John Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley ST4 RPA TR OPS Boston MA 02210-2804	49.69%	Beneficial
R6	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	7.41%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.77%	Beneficial
Retirement Living Through 2025 Portfolio
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	Ascensus Trust Company FBO Rudd Construction Inc 401 K PO Box 10758 Fargo ND 58106-0758	5.91%	Beneficial
R1	MG Trust Co Cust FBO A&A Global Industries 717 17th St Ste 1300 Denver CO 80202-3304	13.25%	Beneficial
R1	MG Trust Co Cust FBO Advanced Fire Protection Systems 717 17th St Ste 1300 Denver CO 80202-3304	5.10%	Beneficial
R1	Mid Atlantic Trust Company FBO SLCE Architects LLP 401k Profitsharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	8.05%	Beneficial
R1	Mid Atlantic Trust Company FBO Magnolia Medical Imaging Cente401(K) Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	6.70%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	19.98%	Record
R2	Ascensus Trust Company FBO Cote Family Companies Inc Retirement PO Box 10758 Fargo ND 58106-0758	9.91%	Beneficial
R2	Ascensus Trust Company FBO Logo Masters Solo 401K PO Box 10758 Fargo ND 58106-0758	16.68%	Beneficial
R2	Ascensus Trust Company FBO 1st Community 401K Retirement Plan PO Box 10758 Fargo ND 58106-0758	6.69%	Beneficial

118

Share Class	Name and Address	Percentage	Type of Ownership
R2	Ascensus Trust Company FBO RDS associates 401K P/S Plan PO Box 10758 Fargo ND 58106-0758	18.10%	Beneficial
R2	FIIOC Cust FBO Sykes Mallia Associates Inc 401K Plan 100 Magellan Way Covington KY 41015-1999	5.51%	Beneficial
R2	Matrix Trust Company Cust FBO Woodholme Country Club 717 17th St Ste 1300 Denver CO 80202-3304	5.85%	Beneficial
R2	MG Trust Company Cust FBO Scarborough & Associates Inc 401 717 17th St Ste 1300 Denver CO 80202-3304	18.55%	Beneficial
R3	DWS Trust Co TTEE Midwest Bank Group 401K and PSPDWS Trust Company Attn Share Recon Dept 064023 PO Box 1757 Salem NH 03079-1143	6.54%	Beneficial
R3	MG Trust Company Cust FBO Ettie Lee Youth and Family Service 717 17th St Ste 1300 Denver CO 80202-3304	11.15%	Beneficial
R3	MG Trust Co Cust FBO Impaq International LLC 717 17th St Ste 1300 Denver CO 80202-3304	12.35%	Beneficial
R3	MG Trust Co Cust FBO Renaissance Electronics Corp 717 17th St Ste 1300 Denver CO 80202-3304	12.55%	Beneficial
R3	MG Trust Co TTEE Anderson Automotive Group 717 17th St Ste 1300 Denver CO 80202-3304	8.53%	Beneficial
R3	MG Trust Co TTEE Weinman/Sunnys 717 17th St Ste 1300 Denver CO 80202-3304	5.51%	Beneficial
R3	Mid Atlantic Trust Company FBO Manning Services, Inc 401(K) Profit 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	10.35%	Beneficial
R4	Ascensus Trust Company FBO Skaife Enterprises 401K PO Box 10758 Fargo ND 58106-0758	6.32%	Beneficial
R4	Ascensus Trust Company FBO Muse Architects P C 401 K PS Plan PO Box 10758 Fargo ND 58106-0758	20.10%	Beneficial
R4	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	9.08%	Record

119

Share Class	Name and Address	Percentage	Type of Ownership
R4	Counsel Trust DBA MATC FBO Prestoncrest Church of Christ 403 B Plan 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	28.59%	Beneficial
R4	Counsel Trust DBA MATC FBO Clermont Medical Center 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	10.60%	Beneficial
R4	Mid Atlantic Trust Co FBO New Century Roofing LLC 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	21.96%	Beneficial
R5	Ascensus Trust Company FBO Ukrop's Dress Express Inc Svngs PO Box 10577 Fargo ND 58106-0577	10.10%	Beneficial
R5	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	23.06%	Beneficial
R5	MG Trust Company Cust FBO Rogers Dermatology PA 717 17th St Ste 1300 Denver CO 80202-3304	22.31%	Beneficial
R5	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way # KW1C Covington KY 41015-1987	16.56%	Beneficial
R5	Reliance Trust Co FBO Reflexis PO Box 48529 Atlanta GA 30362-1529	21.92%	Beneficial
R6	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	37.20%	Record
R6	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	25.81%	Beneficial
R6	Matrix Trust Company Cust FBO Livingston & Haynes, P C 401(K) 717 17th St Ste 1300 Denver CO 80202-3304	20.32%	Beneficial
R6	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	7.69%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.38%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.04%

120

Share Class	Name and Address	Percentage	Type of Ownership
Retirement Living Through 2030 Portfolio
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	Ascensus Trust Company FBO Sopherion Therapeutics, LLC 401(K) PO Box 10758 Fargo ND 58106-0758	6.09%	Beneficial
R1	Ascensus Trust Company FBO Yolanda Muckle LLC 401K PO Box 10758 Fargo ND 58106-0758	5.30%	Beneficial
R1	Ascensus Trust Company FBO Tisdel Associates 401K Salary Red PO Box 10758 Fargo ND 58106-0758	11.26%	Beneficial
R1	Counsel Trust DBA MATC FBO Woodworker's Shop Inc Employee 401 K Profit Sharing Plan 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	5.08%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	8.66%	Record
R1	NFS LLC FEBO Daryl Dickerson TTEE Heather Dickerson TTEE Pyramid Const 401K Pft Shring Pl 839 Dogwood Rd Heber CA 92249-9758	8.26%	Beneficial
R1	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6.67%	Record
R2	Ascensus Trust Company FBO Contour Tool and Manufacturing Reti PO Box 10758 Fargo ND 58106-0758	5.44%	Beneficial
R2	Matrix Trust Company Cust FBO Woodholme Country Club 717 17th St Ste 1300 Denver CO 80202-3304	11.78%	Beneficial
R2	MG Trust Company Cust FBO Scarborough & Associates Inc 401 717 17th St Ste 1300 Denver CO 80202-3304	50.18%	Beneficial
R2	Mid Atlantic Trust Company FBO Aldridge Inc 401(K) Profit Sharing 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	6.41%	Beneficial
R2	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	10.46%	Beneficial

121

Share Class	Name and Address	Percentage	Type of Ownership
R3	Alerus Financial FBO Alerus Financial FBO SMT LLC 401K Plan Po Box 64535 Saint Paul MN 55164-0535	5.30%	Beneficial
R3	Counsel Trust DBA MATC FBO Certistaff Inc 401K Savingsplan 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	6.10%	Beneficial
R3	DWS Trust Co TTEE Midwest Bank Group 401K and PSPDWS Trust Company Attn Share Recon Dept 064023 PO Box 1757 Salem NH 03079-1143	5.11%	Beneficial
R3	MG Trust Company Cust FBO Ettie Lee Youth And Family Service 717 17th St Ste 1300 Denver CO 80202-3304	6.55%	Beneficial
R3	MG Trust Co Cust FBO Caerus Operating LLC 401K Plan 717 17th St Ste 1300 Denver CO 80202-3304	6.77%	Beneficial
R3	MG Trust Co Cust FBO Imaq International LLC 717 17th St Ste 1300 Denver CO 80202-3304	21.73%	Beneficial
R3	Mid Atlantic Trust Company FBO Combined Energy Systems Inc 401 K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	9.56%	Beneficial
R4	Ascensus Trust Company FBO Shelter Corp 401K Plan 20# 871 PO Box 10758 Fargo ND 58106-0758	21.43%	Beneficial
R4	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	21.33%	Record
R4	Counsel Trust DBA MATC FBO Prestoncrest Church Of Christ 403 B Plan 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	10.82%	Beneficial
R4	Counsel Trust DBA MATC FBO Clermont Medical Center 401K PSP& Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	9.65%	Beneficial
R4	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	12.94%	Beneficial
R4	Mid Atlantic Trust Company FBO Great Falls Village Green Day 401 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	10.76%	Beneficial

122

Share Class	Name and Address	Percentage	Type of Ownership
R5	Charles Schwab Trust Co Cust Curtis Steel Company Empl 401 K 11 Main St Fl 14 San Francisco CA 94105-1965	44.53%	Beneficial
R5	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	43.18%	Beneficial
R5	Mid Atlantic Trustco FBO Liberty Group Holdings 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	6.81%	Beneficial
R6	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	30.98%	Record
R6	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	11.09%	Beneficial
R6	Matrix Trust Company Cust FBO Livingston & Haynes, P C 401(K) 717 17th St Ste 1300 Denver CO 80202-3304	5.82%	Beneficial
R6	NFS LLC FEBO John Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley ST4 RPA TR OPS Boston MA 02210-2804	30.66%	Beneficial
R6	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	12.30%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.32%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.05%	Beneficial
Retirement Living Through 2035 Portfolio
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	Ascensus Trust Company FBO Reed Tyler LLC Retirement Plan PO Box 10758 Fargo ND 58106-0758	7.13%	Beneficial
R1	MG Trust Co Cust FBO Double D Bolt 401K PS 717 17th St Ste 1300 Denver CO 80202-3304	8.84%	Beneficial
R1	MG Trust Co Cust FBO A&A Global Industries 717 17th St Ste 1300 Denver CO 80202-3304	14.77%	Beneficial

123

Share Class	Name and Address	Percentage	Type of Ownership
R1	Mid Atlantic Trust Company FBO SLCE Architects LLP 401K Profitsharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	6.39%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	13.77%	Record
R1	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	9.10%	Record
R2	Ascensus Trust Company FBO Big 401k and Profit Sharing Plan PO Box 10758 Fargo ND 58106-0758	14.19%	Beneficial
R2	Ascensus Trust Company FBO HUI 401(K) Plan PO Box 10758 Fargo ND 58106-0758	6.18%	Beneficial
R2	FIIOC Cust FBO Sykes Mallia Associates Inc 401K Plan 100 Magellan Way Covington KY 41015-1999	6.83%	Beneficial
R2	Matrix Trust Company Cust FBO The Atlanta Opera Inc Employees S 717 17th St Ste 1300 Denver CO 80202-3304	6.84%	Beneficial
R2	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	12.36%	Beneficial
R2	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	20.50%	Beneficial
R3	Counsel Trust DBA MATC FBO Springfield Housing Authority Ret Plan 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	7.74%	Beneficial
R3	MG Trust Company Cust FBO Englands Stove Works Inc 717 17th St Ste 1300 Denver CO 80202-3304	10.34%	Beneficial
R3	MG Trust Co Cust FBO Impaq International LLC 717 17th St Ste 1300 Denver CO 80202-3304	22.16%	Beneficial
R3	MG Trust Co TTEE Weinman/Sunnys 717 17th St Ste 1300 Denver CO 80202-3304	5.23%	Beneficial
R3	Mid Atlantic Trust Company FBO Manning Services, Inc 401(K) Profit 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	7.20%	Beneficial

124

Share Class	Name and Address	Percentage	Type of Ownership
R4	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	93.03%	Record
R4	Counsel Trust DBA MATC FBO Prestoncrest Church of Christ 403 B Plan 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	5.41%	Beneficial
R5	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	47.28%	Beneficial
R5	Mid Atlantic Trust Co FBO Liberty Group Holdings 401K PSP& Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	23.16%	Beneficial
R5	Reliance Trust Co FBO Reflexis PO Box 48529 Atlanta GA 30362-1529	26.25%	Beneficial
R6	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	18.87%	Record
R6	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	52.24%	Beneficial
R6	Matrix Trust Company Cust FBO Roemer Wallens Gold & Mineaux 717 17th St Ste 1300 Denver CO 80202-3304	5.87%	Beneficial
R6	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	14.07%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.45%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.93%	Beneficial
Retirement Living Through 2040 Portfolio
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	Ascensus Trust Company FBO Peterson Tiling & Excavating Solo PO Box 10758 Fargo ND 58106-0758	7.11%	Beneficial

125

Share Class	Name and Address	Percentage	Type of Ownership
R1	Ascensus Trust Company FBO Tisdel Associates 401k Salary Red PO Box 10758 Fargo ND 58106-0758	19.29%	Beneficial
R1	MG Trust Co Cust FBO Advanced Fire Protection Systems 717 17th St Ste 1300 Denver CO 80202-3304	6.21%	Beneficial
R1	MG Trust Co Cust FBOA&A Global Industries 717 17th St Ste 1300 Denver CO 80202-3304	8.83%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	12.41%	Record
R2	Ascensus Trust Company FBO Shreetejas Retirement Plan PO Box 10758 Fargo ND 58106-0758	8.75%	Beneficial
R2	Ascensus Trust Company FBO Vaught Law Firm 401K PO Box 10758 Fargo ND 58106-0758	11.06%	Beneficial
R2	Ascensus Trust Company FBO Yoobi 401(K) Plan PO Box 10758 Fargo ND 58106-0758	35.83%	Beneficial
R2	Matrix Trust Company Cust FBO Toyo Pumps North America Corp 717 17th St Ste 1300 Denver CO 80202-3304	19.97%	Beneficial
R2	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	7.24%	Beneficial
R3	MG Trust Company Cust FBO Ettie Lee Youth and Family Service 717 17th St Ste 1300 Denver CO 80202-3304	8.98%	Beneficial
R3	MG Trust Co Cust FBO Caerus Operating LLC 401K Plan 717 17th St Ste 1300 Denver CO 80202-3304	17.99%	Beneficial
R3	MG Trust Co Cust FBO Impaq International LLC 717 17th St Ste 1300 Denver CO 80202-3304	31.25%	Beneficial
R3	MG Trust Co TTEE Anderson Automotive Group 717 17th St Ste 1300 Denver CO 80202-3304	5.58%	Beneficial
R3	MG Trust Co TTEE Weinman/Sunnys 717 17th St Ste 1300 Denver CO 80202-3304	6.39%	Beneficial

126

Share Class	Name and Address	Percentage	Type of Ownership
R3	Mid Atlantic Trust Company FBO Manning Services, Inc 401(K) Profit 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	5.82%	Beneficial
R4	Ascensus Trust Company FBO Shelter Corp 401K Plan PO Box 10758 Fargo ND 58106-0758	24.72%	Record
R4	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	58.06%	Record
R4	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	6.20%	Record
R5	Charles Schwab Trust Co Cust Curtis Steel Company Empl 401 K 11 Main St Fl 14 San Francisco CA 94105-1965	41.65%	Beneficial
R5	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	36.54%	Beneficial
R5	MG Trust Co Cust Fbo Opus Capital 401K Plan 717 17th St Ste 1300 Denver CO 80202-3304	8.10%	Beneficial
R6	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	22.90%	Record
R6	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	15.65%	Beneficial
R6	Matrix Trust Company as TTEE FBO EPlan Services Group Trust PO Box 52129 Phoenix AZ 85072-2129	7.03%	Beneficial
R6	Matrix Trust Company Cust FBO Livingston & Haynes, P C 401(K) 717 17th St Ste 1300 Denver CO 80202-3304	5.00%	Beneficial
R6	NFS LLC FEBO John Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley ST4 RPA TR OPS Boston MA 02210-2804	36.14%	Beneficial
R6	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	7.83%	Beneficial

127

Share Class	Name and Address	Percentage	Type of Ownership
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.19%	Beneficial
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.06%	Beneficial
Retirement Living Through 2045 Portfolio
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	MG Trust Co Cust FBO Advanced Fire Protection Systems 717 17th St Ste 1300 Denver Co 80202-3304	21.94%	Beneficial
R1	Mid Atlantic Trust Company FBO Nucorevision Incorporated 401(K) 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	19.11%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	9.73%	Record
R2	Ascensus Trust Company FBO Cote Family Companies Inc ReTIRE PO Box 10758 Fargo ND 58106-0758	6.53%	Beneficial
R2	Ascensus Trust Company FBO Kuar Retirement Plan PO Box 10758 Fargo ND 58106-0758	58.16%	Beneficial
R2	Ascensus Trust Company FBO Melanie M Ellwanger Attorney At Law PO Box 10758 Fargo ND 58106-0758	5.89%	Beneficial
R2	Ascensus Trust Company FBO Thomas E Mackell M D Ltd PROF PO Box 10758 Fargo ND 58106-0758	5.65%	Beneficial
R2	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	7.18%	Beneficial
R3	MG Trust Co Cust FBO Drs Branoff & Kress PA 401K 717 17th St Ste 1300 Denver CO 80202-3304	7.61%	Beneficial
R3	MG Trust Co Cust FBO Impaq International LLC 717 17th St Ste 1300 Denver CO 80202-3304	51.86%	Beneficial
R4	Ascensus Trust Company FBO Shelter Corp 401K Plan PO Box 10758 Fargo ND 58106-0758	24.35%	Beneficial

128

Share Class	Name and Address	Percentage	Type of Ownership
R4	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	42.08%	Beneficial
R4	MG Trust Co Cust FBO Stillwater 403 B Plan 717 17th St Ste 1300 Denver CO 80202-3304	10.79%	Beneficial
R4	Mid Atlantic Trust Company FBO Strategic Funding Source Inc 401 K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	5.68%	Beneficial
R4	Mid Atlantic Trust Co FBO New Century Roofing LLC 401K PSP& Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	7.10%	Beneficial
R5	Ascensus Trust Company FBO Matt Montgomery 401K PO Box 10758 Fargo ND 58106-0758	17.34%	Beneficial
R5	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	47.55%	Beneficial
R5	MG Trust Company Cust FBO Rogers Dermatology PA 717 17th St Ste 1300 Denver CO 80202-3304	6.16%	Beneficial
R5	MG Trust Co Cust FBO Opus Capital 401K Plan 717 17th St Ste 1300 Denver CO 80202-3304	6.71%	Beneficial
R5	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds 100 Magellan Way # KW1C Covington KY 41015-1987	12.09%	Beneficial
R6	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	34.48%	Record
R6	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	20.96%	Beneficial
R6	Matrix Trust Company Cust FBO Roemer Wallens Gold & Mineaux 717 17th St Ste 1300 Denver CO 80202-3304	10.28%	Beneficial
R6	NFS LLC FEBO John Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley ST4 RPA TR OPS Boston MA 02210-2804	28.00%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	93.34%	Beneficial

129

Share Class	Name and Address	Percentage	Type of Ownership
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	5.99%	Beneficial
Retirement Living Through 2050 Portfolio
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	Ascensus Trust Co FBO Astridia LLC 401K PO Box 10758 Fargo ND 58106-0758	10.22%	Beneficial
R1	Matrix Trust Company Cust FBO Asset Management & Disposal Inc 717 17th St Ste 1300 Denver CO 80202-3304	6.95%	Beneficial
R1	Mid Atlantic Trust Company FBO Red Bend Software Inc 401(K) Profit 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	15.14%	Beneficial
R1	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	46.99%	Record
R2	Ascensus Trust Company FBO 1776 Holdings Retirement Plan PO Box 10758 Fargo ND 58106-0758	14.25%	Beneficial
R2	Ascensus Trust Company FBO Thomas E Mackell MD Lld PROFI PO Box 10758 Fargo ND 58106-0758	25.68%	Beneficial
R2	Ascensus Trust Company FBO Yoobi 401(K) Plan PO Box 10758 Fargo ND 58106-0758	8.55%	Beneficial
R2	Ascensus Trust Company FBO 3MP Enterprises - Retirement Plan PO Box 10758 Fargo ND 58106-0758	8.10%	Beneficial
R2	Mid Atlantic Trust Company FBO Komie and Melendez Law PLLC 401 K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	16.13%	Beneficial
R2	Mid Atlantic Trust Company FBO Pierbridge Inc 401 K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	5.91%	Beneficial
R2	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	7.26%	Beneficial

130

Share Class	Name and Address	Percentage	Type of Ownership
R3	Matrix Trust Company Cust Fbo Caerus Operating, LLC 401(K) Plan 717 17th St Ste 1300 Denver CO 80202-3304	24.61%	Beneficial
R3	Mid Atlantic Trust Company FBO Applied Laser Technologies 401 K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh Pa 15222-4228	8.57%	Beneficial
R3	Mid Atlantic Trust Company FBO Manning Services, Inc 401(K) Profit 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	6.85%	Beneficial
R3	Mid Atlantic Trust Company FBO St Louis Medical Center 401(K) Prof 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	39.23%	Beneficial
R3	Mid Atlantic Trust Company FBO National Skylight Solutions 401(K) 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	6.54%	Beneficial
R4	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	66.01%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	32.01%	Beneficial
R5	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St 6th Fl Boston MA 02210-2806	96.80%	Beneficial
R6	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	26.34%	Record
R6	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	37.13%	Beneficial
R6	NFS LLC FEBO John Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley ST4 RPA TR OPS Boston MA 02210-2804	17.86%	Beneficial
R6	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	16.26%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	94.35%	Beneficial

131

Share Class	Name and Address	Percentage	Type of Ownership
Retirement Living Through 2055 Portfolio
A	John Hancock Life & Health Ins Co Custodian for the IRA of Mark Rosenthal 777 Jamaica Ct Apt E San Diego CA 92109-7722	5.20%	Beneficial
A	John Hancock Life & Health Ins Co Custodian for the IRA of Stephen R Dean 1670 Chestnut St Apt 4 San Francisco CA 94123-2924	6.95%	Beneficial
I	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R1	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R2	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	67.18%	Beneficial
R2	Matrix Trust Company Cust FBO The Atlanta Opera Inc Employees S 717 17th St Ste 1300 Denver CO 80202-3304	29.06%	Beneficial
R3	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	68.75%	Beneficial
R3	Susan M Foco FBO Foco Inc Retplan 805 S Wheatley St Ste 600 Ridgeland MS 39157-5005	29.64%	Beneficial
R4	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	100.00%	Beneficial
R5	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	97.06%	Beneficial
R6	Great-West Trust Company LLC TTEEF Employee Benefits Clients 401K 515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	5.96%	Beneficial
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston Ma 02210-2805	49.90%	Beneficial
R6	Mid Atlantic Trust Company FBO Morins Incorporated 401(K) Profit S 1251 Waterfront Pl Ste 525 Pittsburgh Pa 15222-4228	6.63%	Beneficial

132

Share Class	Name and Address	Percentage	Type of Ownership
R6	NFS LLC Febojohn Hancock Trust Company Mutual Fund Trade Acct 601 Congress St Attn Liz Seeley St4 Rpa Tr Ops Boston Ma 02210-2804	32.86%	Beneficial
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.10%	Beneficial
Retirement Living Through II 2010 Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	98.63%	Beneficial
Retirement Living Through II 2015 Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	99.51%	Beneficial
Retirement Living Through II 2020 Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	99.33%	Beneficial
Retirement Living Through II 2025 Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	99.60%	Beneficial
Retirement Living Through II 2030 Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	98.87%	Beneficial
Retirement Living Through II 2035Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	99.65%	Beneficial
Retirement Living Through II 2040 Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	98.44%	Beneficial
Retirement Living Through II 2045 Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	99.52%	Beneficial
Retirement Living Through II 2050 Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	99.71%	Beneficial
Retirement Living Through II 2055 Portfolio
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	99.29%	Beneficial
Science & Technology Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	13.25%	Beneficial

133

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	31.80%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	35.00%	Beneficial
Short Duration Credit Opportunities Fund
NAV	JHF II Alternative Asset Allocation 601 Congress St 6th Fl Boston MA 02210-2806	8.45%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	38.68%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	11.92%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.29%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	13.89%	Beneficial
Short Term Government Income Fund
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	60.01%	Beneficial
NAV	JHF II Retirement Choices at 2020 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.89%	Beneficial
NAV	JHF II Retirement Choices at 2025 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	10.46%	Beneficial
NAV	JHF II Retirement Choices at 2030 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.97%	Beneficial
NAV	JHF II Retirement Choices at 2035 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.09%	Beneficial
Small Cap Growth Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.86%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	24.94%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	32.11%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.63%	Beneficial

134

Share Class	Name and Address	Percentage	Type of Ownership
Small Cap Value Fund
A	Charles Schwab & Co. Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	79.21%	Record
I	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	7.04%	Record
I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	40.87%	Record
R6	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	35.93%	Beneficial
R6	Matrix Trust Company Cust FBO Bill Talley Ford Inc 717 17th St Ste 1300 Denver CO 80202-3304	64.07%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.15%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	27.76%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	34.74%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	7.21%	Beneficial
Small Company Growth Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.38%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	26.37%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	33.66%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.79%	Beneficial
Small Company Value Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	84.60%	Beneficial
1	John Hancock Employee 401(k) Plan 601 Congress St., 6th Fl Boston MA 02210-2806	8.75	Beneficial

135

Share Class	Name and Address	Percentage	Type of Ownership
1	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	6.65%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.30%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	26.31%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	32.92%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.83%	Beneficial
Spectrum Income Fund
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	88.75%	Record
A	John Hancock Life & Health Ins Co Custodian for the IRA of Helene Kiecolt 3230 Upland Cir Park City UT 84060-6802	8.51%	Beneficial
C	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	78.86%	Record
C	John Hancock Life Insurance Co USA Attn Kelly Conway 601 Congress St Boston MA 02210-2805	21.14%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	41.76%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.34%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	16.07%	Beneficial
NAV	John Hancock Life Insurance Company Of New York 100 Summit Lake Drive, Second Floor Valhalla NY 10595	13.86%	Beneficial
Strategic Equity Allocation Portfolio
NAV	JHF II Retirement Choices at 2025 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.70%	Beneficial
NAV	JHF II Retirement Choices at 2030 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	11.10%	Beneficial

136

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Retirement Choices at 2035 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	10.40%	Beneficial
NAV	JHF II Retirement Choices at 2040 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.10%	Beneficial
NAV	JHF II Retirement Choices at 2045 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.21%	Beneficial
NAV	JHF II Retirement Living Through 2025 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.60%	Beneficial
NAV	JHF II Retirement Living Through 2030 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.75%	Beneficial
NAV	JHF II Retirement Living Through 2035 Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.01%	Beneficial
Strategic Income Opportunities Fund
A	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	49.34%	Record
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	7.22%	Record
A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	11.63%	Record
A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	8.47%	Record
C	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	14.45%	Record
C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	9.16%	Record
C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	7.63%	Record
C	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	9.87%	Record

137

Share Class	Name and Address	Percentage	Type of Ownership
C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	8.35%	Record
C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	8.29%	Record
C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	13.60%	Record
C	Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	10.84%	Beneficial
I	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	6.23%	Record
I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	12.66%	Record
I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	6.33%	Record
I	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Fl Jacksonville FL 32246-6484	8.22%	Record
I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	7.19%	Record
I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	16.13%	Record
I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	5.10%	Record
I	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	5.13%	Record
R2	FIIOC Cust FBO SMC Corporation of America 401K Plan 100 Magellan Way Covington KY 41015-1999	18.16%	Record

138

Share Class	Name and Address	Percentage	Type of Ownership
R2	Hand Benefits & Trust Company TTEE Clear Sailing Inv Grp Balanced Fund 820 Gessner Rd Ste 1250 Houston TX 77024-4543	8.00%	Beneficial
R2	Hand Benefits & Trust Company TTEE Clear Sailing Inv Grp Conservative 820 Gessner Rd Ste 1250 Houston TX 77024-4543	7.10%	Beneficial
R2	Matrix Trust Company Trustee Puck Implement Co Retirement Progr 717 17th St Ste 1300 Denver CO 80202-3304	6.35%	Beneficial
R2	Matrix Trust Company Trustee Western Equipment Llc Retirement 717 17th St Ste 1300 Denver CO 80202-3304	10.68%	Beneficial
R2	MG Trust Company Cust FBOL & H Company Inc 401 K Profit 717 17th St Ste 1300 Denver CO 80202-3304	7.25%	Beneficial
R2	Wells Fargo Bank FBO Various Retirement Plans 525 West Wt Harris Blvd Charlotte NC 28288-1076	5.45%	Record
R6	Benefit Trust Company as Custodian for the City of Peachtree Defined Benefit Pension Plan PO Box 12765 Overland Park KS 66282-2765	16.42%	Beneficial
R6	Benefit Trust Company as Trustee for The City of Cartersville Defined Benefit Pension Plan Po Box 12765 Overland Park KS 66282-2765	21.97%	Beneficial
R6	FIIOC FBO Frank O Gehry & Associates Inc Gehry Partners LLP 401K 100 Magellan Way Covington KY 41015-1999	5.15%	Beneficial
R6	State Street Bank and Trust as Trustee and or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	10.03%	Record
R6	Wells Fargo Bank FBO Various Retirement Plans 525 West Wt Harris Blvd Charlotte NC 28288-1076	28.05%	Record
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	35.21%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	11.72%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	13.65%	Beneficial

139

Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	13.58%	Beneficial
Technical Opportunities Fund
NAV	JHF II Alternative Asset Allocation 601 Congress St 6th Fl Boston MA 02210-2806	7.75%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	17.80%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	28.51%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	45.19%	Beneficial
Total Return Fund
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	19.60%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	14.50%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	5.94%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	13.40%	Beneficial
NAV	JHVIT Lifestyle Balanced MVP 601 Congress St 6th Fl Boston MA 02210-2806	16.96%	Beneficial
NAV	JHVIT Lifestyle Conservative MVP 601 Congress St 6th Fl Boston MA 02210-2806	5.03%	Beneficial
NAV	JHVIT Lifestyle Growth MVP 601 Congress St 6th Fl Boston MA 02210-2806	12.21%	Beneficial
NAV	JHVIT Lifestyle Moderate MVP 601 Congress St 6th Fl Boston MA 02210-2806	6.05%	Beneficial
U.S. Equity Fund
A	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	11.26%	Record
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	8.59%	Record

140

Share Class	Name and Address	Percentage	Type of Ownership
A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	7.60%	Record
A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	5.65%	Record
A	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	6.41%	Record
C	American Enterprise Investment SVC FBO Customers 2nd Ave S Minneapolis MN 55402-2405	14.02%	Record
C	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3729	5.83%	Record
C	John Hancock Life & Health Ins Co Custodian for the Roth IRA of Paul N Murphy 670 Fox Valley Dr North Liberty IA 52317-8014	6.40%	Beneficial
C	John Hancock Life & Health Ins Co Custodian for the Roth IRA of Susan K Murphy 670 Fox Valley Dr North Liberty IA 52317-8014	6.45%	Beneficial
C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	15.44%	Record
C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	9.29%	Record
C	Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	12.61%	Record
C	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	12.35%	Record
I	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	33.60%	Record
I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	6.07%	Record

141

Share Class	Name and Address	Percentage	Type of Ownership
I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City NJ 07311	10.76%	Record
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	95.06%	Beneficial
I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St # 1WFC New York NY 10281-1003	25.40%	Record
I	Zions First National Bank 3 PO Box 30880 Salt Lake Cty UT 84130-0880	12.83%	Beneficial
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	8.78%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	30.70%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	32.05%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	9.04%	Beneficial
U.S. High Yield Bond Fund
1	John Hancock Life Insurance Company (U.S.A.) 201 Townsend Street, Suite 900 Lansing MI 48933	96.35%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	40.95%	Beneficial
NAV	JHF II Lifestyle Conservative Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	6.12%	Beneficial
NAV	JHF II Lifestyle Growth Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	20.27%	Beneficial
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	18.46%	Beneficial
Value Fund
NAV	JHF II Lifestyle Aggressive Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	15.52%	Beneficial
NAV	JHF II Lifestyle Balanced Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	30.65%	Beneficial

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Share Class	Name and Address	Percentage	Type of Ownership
NAV	JHF II Lifestyle Moderate Portfolio 601 Congress St 6th Fl Boston MA 02210-2806	40.19%	Beneficial

Investment Management Arrangements and Other Services

The Advisory Agreement

Effective January 1, 2014, JHA replaced JHIMS as the investment advisor to JHF II and the Funds. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. At its meeting of September 25-27, 2013, the Board approved the transition of the Funds’ investment management from JHIMS to JHA. JHA and JHIMS have obtained an opinion of counsel that the transition did not constitute an assignment of the Trust’s investment agreement with JHIMS, which otherwise would have resulted in the termination of that agreement, and the need for the Funds’ shareholders to approve a new investment management agreement with JHA. The terms of the prior investment management agreement with JHIMS and the current agreement with JHA dated as of January 1, 2014 (referred to herein as the “Advisory Agreement”) are identical, except for the date and the party designated as the Funds’ investment advisor.

Pursuant to the Advisory Agreement, and subject to general oversight by the Board, the Advisor manages and supervises the investment operations and business affairs of the Funds. The Advisor provides the Funds with all necessary office facilities and equipment and any personnel necessary for the oversight and/or conduct of the investment operations of the Funds. The Advisor also coordinates and oversees the services provided to the Funds under other agreements, including custodial, administrative and transfer agency services. Additionally, the Advisor provides certain administrative and other non-advisory services to the Funds pursuant to a separate Service Agreement, as discussed below.

The Advisor is responsible for overseeing and implementing a Fund’s investment program and provides a variety of advisory oversight and investment research services, including: (i) monitoring Fund portfolio compositions and risk profiles and (ii) evaluating Fund investment characteristics, such as investment strategies, and recommending to the Board potential enhancements to such characteristics. The Advisor provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes).

The Advisor has the responsibility to oversee the subadvisors and recommend to the Board: (i) the hiring, termination, and replacement of a subadvisor (in certain cases, subject to shareholder approval); and (ii) the allocation and reallocation of a Fund’s assets among multiple Subadvisors, when appropriate. In this capacity, the Advisor negotiates with potential subadvisors and, once retained, among other things: (i) monitors the compliance of the subadvisors with the investment objectives and related policies of the Funds; (ii) reviews the performance of the subadvisors; and (iii) reports periodically on such performance to the Board. The Advisor utilizes the expertise of a team of over 165 investment professionals in manager research and oversight who provide these research and monitoring services.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which an Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, a Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Advisor. In addition, the Advisor or The Manufacturers Life Insurance Company, a subsidiary of Manulife

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Financial (the “Life Company”), may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment advisor.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) were each approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that each Agreement’s continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement, or “interested persons” of any such parties. Each of these Agreements may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the Funds and will terminate automatically if assigned.

JHF II bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the funds (including an allocable portion of the cost of the Advisor’s employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the fund, the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

Securities held by a fund also may be held by other funds or investment advisory clients for which the Advisor, a subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Advisor or subadvisor for a fund or for other funds or clients for which the Advisor or subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Advisor Compensation. As compensation for its advisory services under the Advisory Agreement, the Advisor receives a fee from the funds, computed separately for each fund. The fee for each fund is stated as an annual percentage of the current value of the “aggregate net assets” of the fund. “Aggregate net assets” of a fund include the net assets of the fund and, in many cases, the net assets of one or more other funds (or portions thereof) advised by the Advisor, but in each case only for the period during which the Advisor also serves as the advisor to the other fund(s) (or portions thereof). The fee for each fund is based on the applicable annual rate that, for each day, is equal to: (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by; (ii) aggregate net assets (totaling the “Applicable Annual Fee Rate”). The fee for each fund accrues and is paid daily to the Advisor for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the fund. The management fees that each fund currently is obligated to pay the Advisor are as set forth in its Prospectus.

From time to time, the Advisor may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund’s annual expenses fall below this limit. Prior to October 1, 2014, the Advisor could recapture operating expenses reimbursed or

144

fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

For the fiscal period ended August 31, 2015, the Advisor recaptured expenses from the funds as follows:

Funds	Expenses Recouped in 2015
Alternative Asset Allocation Fund	$16,999
Asia Pacific Total Return Bond Fund	$5,252
Emerging Markets Fund	$19
Emerging Markets Debt Fund	$24,600
Floating Rate Income Fund	$3,839
Global Equity Fund	$1
Natural Resources Fund	$42
Retirement Choices at 2010 Portfolio	$1,099
Retirement Choices at 2015 Portfolio	$6,009
Retirement Choices at 2045 Portfolio	$7,947
Retirement Choices at 2050 Portfolio	$4,118
Retirement Living through 2010 Portfolio	$831
Retirement Living through 2015 Portfolio	$1,991
Retirement Living through 2020 Portfolio	$2,511
Retirement Living through 2025 Portfolio	$2,358
Retirement Living through 2030 Portfolio	$2,184
Retirement Living through 2035 Portfolio	$1,589
Retirement Living through 2040 Portfolio	$977
Retirement Living through 2045 Portfolio	$935
Retirement Living through 2050 Portfolio	$986
Strategic Income Opportunities Fund	$68,945
Total	$153,232

The following table shows the advisory fees that each Fund incurred and paid to the Advisor for the fiscal periods ended August 31, 2015, August 31, 2014, and August 31, 2013:

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2015	2014	2013
Active Bond Fund
Gross Fees	$10,874,234	$10,483,332	$10,198,989
Waivers	($138,378)	($111,611)	($69,862)
Net Fees	$10,735,856	$10,371,721	$10,129,127
All Cap Core Fund
Gross Fees	$5,941,209	$5,091,250	$4,320,949
Waivers	($58,601)	($42,253)	($47,403)
Net Fees	$5,882,608	$5,048,997	$4,273,546
Alpha Opportunities Fund
Gross Fees	$17,477,872	$16,306,773	$12,485,870
Waivers	($681,678)	($614,139)	($159,519)
Net Fees	$16,796,194	$15,692,634	$12,326,351

145

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2015	2014	2013
Alternative Asset Allocation Fund
Gross Fees	$2,797,526	$2,200,927	$1,006,703
Waivers	($1,781,672)	($1,214,764)	($561,812)
Net Fees	$1,015,854	$986,163	$444,891
Asia Pacific Total Return Bond Fund
Gross Fees	$3,117,038	$3,054,179	$1,792,875
Waivers	($33,215)	($48,623)	($79,354)
Net Fees	$3,083,823	$3,005,556	$1,713,521
Blue Chip Growth Fund
Gross Fees	$21,010,908	$19,967,119	$17,691,895
Waivers	($1,027,477)	($941,741)	($778,569)
Net Fees	$19,983,431	$19,025,378	$16,913,326
Capital Appreciation Fund
Gross Fees	$16,098,637	$15,202,937	$13,459,922
Waivers	($175,491)	($139,470)	($78,918)
Net Fees	$15,923,146	$15,063,467	$13,381,004
Capital Appreciation Value Fund
Gross Fees	$17,226,335	$15,123,806	$16,107,034
Waivers	($864,060)	($738,673)	($735,772)
Net Fees	$16,362,275	$14,385,133	$15,371,262
Core Bond Fund
Gross Fees	$5,103,288	$3,167,718	$3,829,959
Waivers	($66,451)	($34,284)	($26,522)
Net Fees	$5,036,837	$3,133,434	$3,803,437
Emerging Markets Fund
Gross Fees	$24,166,157	$22,398,613	$22,927,838
Waivers	($320,148)	($172,844)	($96,702)
Net Fees	$23,846,009	$22,225,769	$22,831,136
Emerging Markets Debt Fund
Gross Fees	$4,141,687	$1,958,859	$289,969
Waivers	($49,731)	($73,587)	($76,494)
Net Fees	$4,091,956	$1,885,272	$213,475
Equity Income Fund
Gross Fees	$16,240,907	$14,026,336	$12,654,029
Waivers	($790,313)	($662,376)	($557,274)
Net Fees	$15,450,594	$13,363,960	$12,096,755
Floating Rate Income Fund
Gross Fees	$22,294,591	$25,088,101	$20,212,627
Waivers	($357,657)	($257,616)	($82,859)
Net Fees	$21,918,934	$24,830,485	$20,129,768

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	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2015	2014	2013
Fundamental Global Franchise Fund
Gross Fees	$3,705,020	$3,447,848	$3,221,533
Waivers	($35,274)	($27,567)	($16,572)
Net Fees	$3,669,746	$3,420,281	$3,204,961
Global Bond Fund
Gross Fees	$4,015,485	$4,141,646	$5,109,940
Waivers	($43,648)	($37,826)	($29,466)
Net Fees	$3,971,837	$4,103,820	$5,080,474
Global Equity Fund
Gross Fees	$4,096,421	$3,276,354	$638,617
Waivers	($40,538)	($25,595)	($4,226)
Net Fees	$4,055,883	$3,250,759	$634,391
Global Real Estate Fund
Gross Fees	$2,872,310	$2,929,461	$4,371,606
Waivers	($24,279)	($20,853)	($19,385)
Net Fees	$2,848,031	$2,908,608	$4,352,221
Health Sciences Fund
Gross Fees	$4,731,653	$5,791,437	$5,320,664
Waivers	($266,291)	($329,193)	($296,015)
Net Fees	$4,465,362	$5,462,244	$5,024,649
High Yield Fund
Gross Fees	$4,758,632	$7,376,879	$6,886,592
Waivers	($53,564)	($70,431)	($42,489)
Net Fees	$4,705,068	$7,306,448	$6,844,103
Income Allocation Fund
Gross Fees	$366,700	N/A	N/A
Waivers	($255,519)	N/A	N/A
Net Fees	$111,181	N/A	N/A
International Growth Opportunities Fund
Gross Fees	$7,068,400	$6,396,528	$4,735,567
Waivers	($66,530)	($50,297)	($23,219)
Net Fees	$7,001,870	$6,346,231	$4,712,348
International Growth Stock Fund
Gross Fees	$5,708,147	$5,450,903	$4,316,753
Waivers	($55,070)	($44,111)	($22,519)
Net Fees	$5,653,077	$5,406,792	$4,294,234
International Small Cap Fund
Gross Fees	$6,835,207	$6,535,657	$4,220,591
Waivers	($55,064)	($43,887)	($18,026)
Net Fees	$6,780,143	$6,491,770	$4,202,565

147

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2015	2014	2013
International Small Company Fund
Gross Fees	$5,876,728	$5,530,011	$3,061,993
Waivers	($58,013)	($82,979)	($20,576)
Net Fees	$5,818,715	$5,447,032	$3,041,417
International Value Fund
Gross Fees	$15,362,088	$16,154,014	$12,199,941
Waivers	($146,264)	($129,388)	($63,176)
Net Fees	$15,215,824	$16,024,626	$12,136,765
Investment Quality Bond Fund
Gross Fees	$3,230,646	$2,573,953	$2,748,609
Waivers	($42,562)	($28,217)	($19,337)
Net Fees	$3,188,084	$2,545,736	$2,729,272
Lifestyle II Aggressive Portfolio
Gross Fees	$43,430	$1,149	N/A
Waivers	($43,430)	($1,149)	N/A
Net Fees	$0	$0	N/A
Lifestyle II Balanced Portfolio
Gross Fees	$192,310	$3,355	N/A
Waivers	($56,772)	($3,355)	N/A
Net Fees	$135,538	$0	N/A
Lifestyle II Conservative Portfolio
Gross Fees	$53,938	$1,423	N/A
Waivers	($53,938)	($1,423)	N/A
Net Fees	$0	$0	N/A
Lifestyle II Growth Portfolio
Gross Fees	$124,167	$2,971	N/A
Waivers	($59,661)	($2,971)	N/A
Net Fees	$64,506	$0	N/A
Lifestyle II Moderate Portfolio
Gross Fees	$73,392	$1,446	N/A
Waivers	($66,920)	($1,446)	N/A
Net Fees	$6,472	$0	N/A
Mid Cap Stock Fund
Gross Fees	$13,799,290	$13,437,103	$9,017,445
Waivers	($126,319)	($103,348)	($44,923)
Net Fees	$13,672,971	$13,333,755	$8,972,522
Mid Value Fund
Gross Fees	$10,280,130	$10,063,351	$6,485,000
Waivers	($594,279)	($574,092)	($353,226)
Net Fees	$9,685,851	$9,489,259	$6,131,774

148

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2015	2014	2013
Natural Resources Fund
Gross Fees	$6,812,732	$8,753,868	$8,009,874
Waivers	($720,587)	($535,284)	($212,991)
Net Fees	$6,092,145	$8,218,584	$7,796,883
New Opportunities Fund
Gross Fees	$2,289,375	$1,975,963	$1,678,921
Waivers	($250,160)	($188,664)	($151,064)
Net Fees	$2,039,215	$1,787,299	$1,527,857
Real Estate Equity Fund
Gross Fees	$2,186,264	$2,148,001	$1,915,026
Waivers	($116,348)	($111,657)	($93,986)
Net Fees	$2,069,916	$2,036,344	$1,821,040
Real Estate Securities Fund
Gross Fees	$4,201,102	$3,590,657	$3,922,136
Waivers	($45,719)	($32,864)	($22,976)
Net Fees	$4,155,383	$3,557,793	$3,899,160
Real Return Bond Fund
Gross Fees	$3,825,728	$3,839,497	$4,755,770
Waivers	($41,607)	($35,048)	($27,402)
Net Fees	$3,784,121	$3,804,449	$4,728,368
Redwood Fund
Gross Fees	$6,327,984	$5,440,295	$5,196,654
Waivers	($63,659)	($44,126)	($19,371)
Net Fees	$6,264,325	$5,396,169	$5,177,283
Retirement Choices at 2055 Portfolio
Gross Fees	$62,277	$2,012	N/A
Waivers	($62,277)	($2,012)	N/A
Net Fees	$0	$0	N/A
Retirement Choices at 2050 Portfolio
Gross Fees	$761,826	$582,202	$321,649
Waivers	($166,396)	($70,080)	($104,361)
Net Fees	$595,430	$512,122	$217,288
Retirement Choices at 2045 Portfolio
Gross Fees	$1,025,933	$829,276	$533,727
Waivers	($213,258)	($63,428)	($80,110)
Net Fees	$812,675	$765,848	$453,617
Retirement Choices at 2040 Portfolio
Gross Fees	$1,446,213	$1,147,790	$737,253
Waivers	($280,228)	($63,669)	($70,672)
Net Fees	$1,165,985	$1,084,121	$666,581

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	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2015	2014	2013
Retirement Choices at 2035 Portfolio
Gross Fees	$2,185,042	$1,742,040	$1,134,638
Waivers	($379,839)	($63,506)	($66,262)
Net Fees	$1,805,203	$1,678,534	$1,068,376
Retirement Choices at 2030 Portfolio
Gross Fees	$3,101,892	$2,518,717	$1,637,238
Waivers	($455,918)	($63,558)	($64,462)
Net Fees	$2,645,974	$2,455,159	$1,572,776
Retirement Choices at 2025 Portfolio
Gross Fees	$4,204,255	$3,416,076	$2,287,242
Waivers	($489,957)	($63,841)	($64,649)
Net Fees	$3,714,298	$3,352,235	$2,222,593
Retirement Choices at 2020 Portfolio
Gross Fees	$3,686,190	$3,245,388	$2,385,086
Waivers	($376,625)	($63,706)	($64,655)
Net Fees	$3,309,565	$3,181,682	$2,320,431
Retirement Choices at 2015 Portfolio
Gross Fees	$1,957,137	$1,931,804	$1,685,517
Waivers	($189,602)	($69,180)	($68,540)
Net Fees	$1,767,535	$1,862,624	$1,616,977
Retirement Choices at 2010 Portfolio
Gross Fees	$1,209,354	$1,194,448	$1,139,925
Waivers	($152,633)	($73,154)	($77,665)
Net Fees	$1,056,721	$1,121,294	$1,062,260
Retirement Living through 2055 Portfolio
Gross Fees	$17,626	$828	N/A
Waivers	($17,626)	($828)	N/A
Net Fees	$0	$0	N/A
Retirement Living through 2050 Portfolio
Gross Fees	$184,049	$120,074	$53,881
Waivers	($184,049)	($120,074)	($53,881)
Net Fees	$0	$0	$0
Retirement Living through 2045 Portfolio
Gross Fees	$557,399	$482,629	$372,945
Waivers	($557,399)	($149,918)	($100,195)
Net Fees	$0	$332,711	$272,750
Retirement Living through 2040 Portfolio
Gross Fees	$584,321	$501,691	$379,515
Waivers	($584,321)	($153,262)	($101,713)
Net Fees	$0	$348,429	$277,802

150

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2015	2014	2013
Retirement Living through 2035 Portfolio
Gross Fees	$755,739	$642,471	$486,496
Waivers	($755,739)	($167,719)	($102,710)
Net Fees	$0	$474,752	$383,786
Retirement Living through 2030 Portfolio
Gross Fees	$922,323	$786,757	$605,419
Waivers	($922,323)	($187,901)	($102,636)
Net Fees	$0	$598,856	$502,783
Retirement Living through 2025 Portfolio
Gross Fees	$1,049,107	$871,533	$693,127
Waivers	($1,049,107)	($189,500)	($106,653)
Net Fees	$0	$682,033	$586,474
Retirement Living through 2020 Portfolio
Gross Fees	$868,920	$745,680	$626,101
Waivers	($868,920)	($170,765)	($104,656)
Net Fees	$0	$574,915	$521,445
Retirement Living through 2015 Portfolio
Gross Fees	$424,124	$396,388	$388,401
Waivers	($424,124)	($109,731)	($101,241)
Net Fees	$0	$286,657	$287,160
Retirement Living through 2010 Portfolio
Gross Fees	$236,072	$233,236	$251,880
Waivers	($236,072)	($100,311)	($100,076)
Net Fees	$0	$132,925	$151,804
Retirement Living through II 2055 Portfolio
Gross Fees	$9,917	$423	N/A
Waivers	($9,917)	($423)	N/A
Net Fees	$0	$0	N/A
Retirement Living through II 2050 Portfolio
Gross Fees	$18,210	$954	N/A
Waivers	($18,210)	($954)	N/A
Net Fees	$0	$0	N/A
Retirement Living through II 2045 Portfolio
Gross Fees	$32,438	$1,187	N/A
Waivers	($32,438)	($1,187)	N/A
Net Fees	$0	$0	N/A
Retirement Living through II 2040 Portfolio
Gross Fees	$38,820	$1,480	N/A
Waivers	($38,820)	($1,480)	N/A
Net Fees	$0	$0	N/A

151

	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2015	2014	2013
Retirement Living through II 2035 Portfolio
Gross Fees	$61,535	$1,496	N/A
Waivers	($61,535)	($1,496)	N/A
Net Fees	$0	$0	N/A
Retirement Living through II 2030 Portfolio
Gross Fees	$90,825	$2,107	N/A
Waivers	($90,825)	($2,107)	N/A
Net Fees	$0	$0	N/A
Retirement Living through II 2025 Portfolio
Gross Fees	$111,443	$2,639	N/A
Waivers	($111,443)	($2,639)	N/A
Net Fees	$0	$0	N/A
Retirement Living through II 2020 Portfolio
Gross Fees	$95,528	$2,033	N/A
Waivers	($95,528)	($2,033)	N/A
Net Fees	$0	$0	N/A
Retirement Living through II 2015 Portfolio
Gross Fees	$40,187	$1,862	N/A
Waivers	($40,187)	($1,862)	N/A
Net Fees	$0	$0	N/A
Retirement Living through II 2010 Portfolio
Gross Fees	$32,766	$3,041	N/A
Waivers	($32,766)	($3,041)	N/A
Net Fees	$0	$0	N/A
Science & Technology Fund
Gross Fees	$10,081,965	$9,857,776	$2,479,888
Waivers	($424,075)	($408,888)	($98,292)
Net Fees	$9,657,890	$9,448,888	$2,381,596
Short Term Government Income Fund
Gross Fees	$1,297,589	$1,292,023	$1,224,382
Waivers	($17,700)	($14,793)	$25,082
Net Fees	$1,279,889	$1,277,230	$1,249,464
Small Cap Growth Fund
Gross Fees	$2,446,388	$2,379,106	$1,575,418
Waivers	($17,898)	($14,440)	($6,140)
Net Fees	$2,428,490	$2,364,666	$1,569,278
Small Cap Value Fund
Gross Fees	$2,862,427	$1,840,033	$1,433,717
Waivers	($76,617)	($50,221)	($5,674)
Net Fees	$2,785,810	$1,789,812	$1,428,043

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	Advisory Fee Paid in Fiscal Period Ended August 31
Funds	2015	2014	2013
Small Company Growth Fund
Gross Fees	$2,002,075	$1,883,099	$1,132,311
Waivers	($15,244)	($12,045)	($4,675)
Net Fees	$1,986,831	$1,871,054	$1,127,636
Small Company Value Fund
Gross Fees	$3,557,930	$4,275,517	$3,591,309
Waivers	($210,698)	($248,062)	($199,729)
Net Fees	$3,347,232	$4,027,455	$3,391,580
Spectrum Income Fund
Gross Fees	$6,724,385	$7,671,818	$7,815,498
Waivers	($307,716)	($337,842)	($317,446)
Net Fees	$6,416,669	$7,333,976	$7,498,052
Strategic Equity Allocation Fund
Gross Fees	$38,618,790	$33,309,745	$25,037,023
Waivers	($8,386,049)	($7,283,872)	($6,311,964)
Net Fees	$30,232,741	$26,025,873	$18,725,059
Strategic Income Opportunities Fund
Gross Fees	$30,963,131	$27,618,989	$24,268,516
Waivers	($1,606,995)	($479,227)	($569,566)
Net Fees	$29,356,136	$27,139,762	$23,698,950
Total Return Fund
Gross Fees	$14,715,532	$17,375,518	$17,256,766
Waivers	($622,630)	($674,511)	($230,198)
Net Fees	$14,092,902	$16,701,007	$17,026,568
U.S. Equity Fund
Gross Fees	$9,120,718	$8,876,466	$12,080,586
Waivers	($115,882)	($144,426)	($77,724)
Net Fees	$9,004,836	$8,732,040	$12,002,862
U.S. High Yield Bond Fund
Gross Fees	$2,881,787	$4,747,536	$5,097,762
Waivers	($29,799)	($41,301)	($28,687)
Net Fees	$2,851,988	$4,706,235	$5,069,075
Value Fund
Gross Fees	$2,791,698	$2,712,474	$1,205,707
Waivers	($30,819)	($25,155)	($7,153)
Net Fees	$2,760,879	$2,687,319	$1,198,554

Service Agreement

Pursuant to a Service Agreement, the Advisor is responsible for providing, at the expense of JHF II, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by the Funds, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Service Agreement because it also

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provides advisory services under the Advisory Agreement. The reimbursement shall be calculated and paid monthly in arrears.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Agreement.

The Service Agreement had an initial term of two years, and continues thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the Funds, or the Advisor may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The following table shows the fees that each Fund incurred and paid to the Advisor for non-advisory services under the Service Agreement for the fiscal periods ended August 31, 2015, August 31, 2014, and August 31, 2013.

	Service Fee Paid in Fiscal Period Ended August 31
Fund	2015	2014	2013
Active Bond Fund	$211,425	$217,322	$222,476
All Cap Core Fund	$89,242	$81,796	$71,525
Alpha Opportunities Fund	$210,101	$209,902	$165,159
Alternative Asset Allocation Fund	$143,538	$121,648	$62,763
Asia Pacific Total Return Bond Fund	$50,773	$52,307	$31,701
Blue Chip Growth Fund	$315,586	$317,947	$292,360
Capital Appreciation Fund	$267,193	$270,473	$248,660
Capital Appreciation Value Fund	$247,128	$231,759	$260,170
Core Bond Fund	$101,123	$65,839	$84,252
Emerging Markets Fund	$302,896	$294,200	$318,383
Emerging Markets Debt Fund	$69,181	$33,267	$5,171
Equity Income Fund	$242,664	$224,519	$209,741
Floating Rate Income Fund	$392,616	$466,087	$390,802
Fundamental Global Franchise Fund	$54,751	$53,588	$51,822
Global Bond Fund	$66,729	$72,397	$93,562
Global Equity Fund	$58,783	$49,066	$9,968
Global Real Estate Fund	$37,094	$40,336	$63,148
Health Sciences Fund	$57,439	$72,504	$67,426
High Yield Fund	$81,908	$136,825	$132,555
Income Allocation Fund	$9,541	N/A	N/A
International Growth Opportunities Fund	$101,426	$97,030	$72,584
International Growth Stock Fund	$83,966	$85,595	$70,549
International Small Cap Fund	$83,915	$85,183	$55,199
International Small Company Fund	$73,241	$72,271	$41,905
International Value Fund	$223,172	$250,306	$198,117
Investment Quality Bond Fund	$65,001	$54,153	$60,879
Lifestyle II Aggressive Portfolio	$2,713	$104	N/A
Lifestyle II Balanced Portfolio	$7,472	$169	N/A
Lifestyle II Conservative Portfolio	$1,488	$57	N/A

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	Service Fee Paid in Fiscal Period Ended August 31
Fund	2015	2014	2013
Lifestyle II Growth Portfolio	$6,035	$203	N/A
Lifestyle II Moderate Portfolio	$2,360	$53	N/A
Mid Cap Stock Fund	$192,179	$201,127	$140,129
Mid Value Fund	$120,075	$125,156	$84,612
Natural Resources Fund	$81,677	$109,253	$109,232
New Opportunities Fund	$27,130	$24,621	$21,772
Real Estate Equity Fund	$29,028	$30,076	$28,501
Real Estate Securities Fund	$69,725	$62,799	$72,909
Real Return Bond Fund	$63,611	$67,055	$87,670
Redwood Fund	$68,634	$61,322	$61,276
Retirement Choices at 2055 Portfolio	$3,999	$175	N/A
Retirement Choices at 2050 Portfolio	$48,205	$37,363	$20,623
Retirement Choices at 2045 Portfolio	$64,510	$52,699	$34,306
Retirement Choices at 2040 Portfolio	$86,899	$71,254	$46,780
Retirement Choices at 2035 Portfolio	$120,097	$100,350	$68,203
Retirement Choices at 2030 Portfolio	$147,497	$126,013	$86,426
Retirement Choices at 2025 Portfolio	$159,042	$138,626	$100,344
Retirement Choices at 2020 Portfolio	$113,091	$106,135	$84,444
Retirement Choices at 2015 Portfolio	$50,971	$52,844	$49,013
Retirement Choices at 2010 Portfolio	$31,016	$31,500	$31,309
Retirement Living through 2055 Portfolio	$3,010	$189	N/A
Retirement Living through 2050 Portfolio	$31,590	$23,419	$11,672
Retirement Living through 2045 Portfolio	$95,672	$94,841	$81,608
Retirement Living through 2040 Portfolio	$100,391	$97,978	$82,627
Retirement Living through 2035 Portfolio	$129,448	$125,482	$105,691
Retirement Living through 2030 Portfolio	$155,917	$152,709	$131,692
Retirement Living through 2025 Portfolio	$175,393	$170,583	$150,524
Retirement Living through 2020 Portfolio	$145,071	$147,311	$136,194
Retirement Living through 2015 Portfolio	$74,084	$84,020	$84,710
Retirement Living through 2010 Portfolio	$42,888	$49,871	$55,074
Retirement Living through II 2055 Portfolio	$542	$26	N/A
Retirement Living through II 2050 Portfolio	$999	$57	N/A
Retirement Living through II 2045 Portfolio	$1,782	$70	N/A
Retirement Living through II 2040 Portfolio	$2,133	$88	N/A
Retirement Living through II 2035 Portfolio	$3,254	$87	N/A
Retirement Living through II 2030 Portfolio	$4,392	$110	N/A
Retirement Living through II 2025 Portfolio	$4,769	$126	N/A
Retirement Living through II 2020 Portfolio	$3,607	$86	N/A
Retirement Living through II 2015 Portfolio	$1,388	$70	N/A
Retirement Living through II 2010 Portfolio	$1,050	$105	N/A
Science & Technology Fund	$114,979	$120,431	$30,439
Short Term Government Income Fund	$27,059	$28,363	$28,394
Small Cap Growth Fund	$27,200	$28,200	$19,146
Small Cap Value Fund	$32,592	$22,305	$17,599

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	Service Fee Paid in Fiscal Period Ended August 31
Fund	2015	2014	2013
Small Company Growth Fund	$23,153	$23,551	$14,610
Small Company Value Fund	$39,914	$51,490	$44,930
Spectrum Income Fund	$107,917	$130,153	$138,649
Strategic Equity Allocation Fund	$712,550	$655,133	$506,406
Strategic Income Opportunities Fund	$575,918	$536,876	$488,712
Total Return Fund	$254,283	$317,243	$328,841
U.S. Equity Fund	$142,749	$147,256	$207,756
U.S. High Yield Bond Fund	$45,527	$79,578	$90,770
Value Fund	$46,938	$48,807	$21,763

The Subadvisory Agreements

Duties of the Subadvisors. Under the terms of each of the current subadvisory agreements, including several sub-subadvisory arrangements, the subadvisor manages the investment and reinvestment of the assets of the assigned Funds, subject to the supervision of the Board and the Advisor. In addition, for each Fund with a sub-subadvisory arrangement, the activities of the sub-subadvisor are subject to the supervision of the Fund’s subadvisor. The subadvisor formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each subadvisor implements such programs by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of such programs. Each subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned Funds. Additional information about each Fund’s portfolio managers, including other accounts managed, ownership of Fund shares, and compensation structure, can be found at Appendix B to this SAI.

The Advisor has delegated to the subadvisors the responsibility to vote all proxies relating to securities held by the Funds in accordance with the subadvisors’ proxy voting policies and procedures. Each subadvisor has a duty to vote or not vote such proxies in the best interests of the Fund that it subadvises and its shareholders and to avoid the influence of conflicts of interest.

Subadvisory Fees. As compensation for their services, the subadvisors receive fees from the Advisor computed separately for each fund. In respect of the sub-subadvisory agreements agreement, the fees are paid by the subadvisor to the entity providing the sub-subadvisory services described below.

Subadvisory Arrangement for Emerging Markets Debt Fund. In rendering investment advisory services to Emerging Markets Debt Fund, John Hancock Asset Management, the subadvisor to the Fund, may use the portfolio management, research and other resources of Manulife Asset Management (Hong Kong) Limited (“MAMHK”), an affiliate of John Hancock Asset Management. MAMHK is not registered with the SEC as an investment advisor under the Advisers Act. John Hancock Asset Management has entered into a memorandum of understanding and supervisory agreement (collectively, the “Participating Affiliate Agreement”) with MAMHK pursuant to which MAMHK is considered a participating affiliate of the subadvisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered advisor. Investment professionals from MAMHK may render portfolio management, research and other services to Emerging Markets Debt Fund under the Participating Affiliate Agreement and are subject to supervision by John Hancock Asset Management.

Sub-Subadvisory Arrangements. Under a sub-subadvisory arrangement, the sub-subadvisor provides certain investment advisory services to the Fund’s subadvisor for the benefit of the Fund. In each case, the subadvisory pays the sub-subadvisor, as full compensation for all services provided under the sub-

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subadvisory arrangement, a portion of its subadvisory fee. JHF II does not incur any expenses in connection with any sub-subadvisor’s services other than the advisory fee. The following table details the sub-subadvisory arrangements in place for the stated Funds.

Fund	Subadvisor	Sub-Subadvisor.
Floating Rate Income Fund	Western Asset Management Company	Western Asset Management Company Limited
High Yield Fund	Western Asset Management Company	Western Asset Management Company Limited
Global Real Estate Fund	Deutsche Investment Management Americas Inc.	RREEF America L.L.C.
International Value Fund	Templeton Investment Counsel, LLC	Templeton Global Advisors Limited
Real Estate Securities Fund	Deutsche Investment Management Americas Inc.	RREEF America L.L.C.
Spectrum Income Fund	T. Rowe Price Associates, Inc.	T. Rowe Price International Ltd.

Affiliated Subadvisors. The Advisor and the following subadvisors are controlled by Manulife Financial:

Declaration Management & Research, LLC;

John Hancock Asset Management a division of Manulife Asset Management (US) LLC; and

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

(collectively, “Affiliated Subadvisors”).

Advisory arrangements involving Affiliated Subadvisors present certain conflicts of interest. For each fund of JHF II subadvised by a John Hancock Subadvisor or another Affiliated Subadvisor, the John Hancock Subadvisor or such other Affiliated Subadvisor will benefit from increased subadvisory fees. In addition, MFC will benefit, not only from the net advisory fee retained by the Advisor but also from the subadvisory fee paid by the Advisor to the Affiliated Subadvisor. Consequently, the John Hancock Subadvisors and MFC may be viewed as benefiting financially from: (i) the appointment of or continued service of Affiliated Subadvisors to manage the funds; and (ii) the allocation of the assets of the Portfolios to the funds having Affiliated Subadvisors. However, both the Advisor, in recommending to the Board the appointment or continued service of Affiliated Subadvisors, and the John Hancock Subadvisors, in allocating the assets of the Portfolios, have a fiduciary duty to act in the best interests of the funds and their shareholders. The Advisor has a duty to recommend that Affiliated Subadvisors be selected, retained, or replaced only when the Advisor believes it is in the best interests of shareholders. In addition, under JHF II’s “Manager of Managers” exemptive order received from the SEC, JHF II is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor except as otherwise permitted by applicable SEC No-Action Letter to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Advisor and MFC, may provide this approval). Similarly, each John Hancock Subadvisor has a duty to allocate assets to Affiliated Subadvised Funds only when it believes this is in shareholders’ best interests and without regard for the financial incentives inherent in making such allocations. The Independent Trustees are aware of and monitor these conflicts of interest.

Additional Information Applicable to Subadvisory Agreements

Term of Each Subadvisory Agreement. Each Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of the fund. In either event, such continuance also shall be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Subadvisory Agreements.

Any required shareholder approval of any continuance of any of the Subadvisory Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance even if such continuance may not have been approved by a majority of the

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outstanding voting securities of: (a) any other series of JHF II affected by the Subadvisory Agreement; or (b) all of the series of JHF II.

Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of its Subadvisory Agreement, a party may continue to act as investment subadvisor with respect to such fund pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different subadvisor, or other definitive action.

Termination of the Subadvisory Agreements. A Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the relevant fund. The following parties may terminate a Subadvisory Agreement:

•	the Board;
•	with respect to any fund, a majority of the outstanding voting securities of such fund;
•	the Advisor; and
•	a subadvisor.

A Subadvisory Agreement will automatically terminate in the event of its assignment or upon termination of the Advisory Agreement.

Amendments to the Subadvisory Agreements. A Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees.

The required shareholder approval of any amendment to a Subadvisory Agreement shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of JHF II affected by the amendment; or (b) all the series of JHF II.

As noted under “Who’s who — Investment advisor” in the Prospectus, an SEC order permits the Advisor, subject to approval by the Board and a majority of the Independent Trustees, to appoint a subadvisor (other than an Affiliated Subadvisor) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than with an Affiliated Subadvisor) pursuant to an agreement that is not approved by shareholders.

Other Services

Proxy Voting. Based on the terms of the current Subadvisory Agreements, the Trust’s proxy voting policies and procedures (the “JHF II Procedures”) delegate to the subadvisors the responsibility to vote all proxies relating to securities held by that fund in accordance with the subadvisors’ proxy voting policies and procedures. A subadvisor has a duty to vote or not vote such proxies in the best interests of the fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. In the event that the Advisor assumes day-to-day management responsibilities for a fund, the JHF II Procedures delegate proxy voting responsibilities to the Advisor. Complete descriptions of the JHF II Procedures and the proxy voting procedures of the Advisor and the subadvisors are set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for a subadvisor when voting proxies. Such conflicts could arise, for example, when a subadvisor or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when a fund, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadvisor becomes aware of a material conflict of interest, the JHF II Procedures generally require a subadvisor to follow any conflicts procedures that may be included in the subadvisors’ proxy

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voting procedures. Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:

(a)	voting pursuant to the recommendation of a third party voting service;
(b)	voting pursuant to pre-determined voting guidelines; or
(c)	referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although a subadvisor may have a duty to vote all proxies on behalf of the fund that it subadvises, it is possible that the subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits a subadvisor from trading the shares in the marketplace for a period of time, the subadvisor may determine that it is not in the best interests of the fund to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of a fund’s shareholders, a subadvisor may refrain from voting one or more of the fund’s proxies if the subadvisor believes that the costs of voting such proxies may outweigh the potential benefits. For example, a subadvisor may choose not to recall securities where the subadvisor believes the costs of voting may outweigh the potential benefit of voting. A subadvisor also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security since the fund would lose security lending income if the securities were recalled.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s website at sec.gov.

Distribution Agreements

The Trust has a Distribution Agreement with John Hancock Funds, LLC, an affiliate of the Advisor (the “Distributor”), located at 601 Congress Street, Boston, Massachusetts 02210. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the funds. Shares of the funds also are sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the funds. The Distributor accepts orders for the purchase of the shares of the funds that are continually offered at the NAV next determined, plus any applicable sales charge, if any. Class I, Class NAV, Class 1, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6, and Class ADV shares of the funds are offered without a front-end sales load or contingent deferred sales charge (“CDSC”). In connection with the sale of Class A shares, the Distributor and Selling Firms receive compensation from a sales charge imposed at the time of sale. In the case of Class B and Class C shares, the Selling Firms receive compensation immediately but the Distributor is compensated on a deferred basis. In the case of Class R1, Class R2, Class R3, Class R4, and Class R5 shares, the Selling Firm receives compensation monthly. Neither the Distributor nor Selling Firms receive any compensation with respect to the sale of Class R6 shares of the funds.

With respect to share classes other than Class R6, the Distributor may make, either from Rule 12b-1 distribution fees, if applicable, or out of its own resources, additional payments to financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. These payments are sometimes referred to as “revenue sharing.” No such payments are made with respect to the funds’ Class R6 shares.

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The funds do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in a fund’s best interest.

The following table shows the underwriting commissions received with respect to sales of Class A shares of the funds for the fiscal periods ended August 31, 2015 and August 31, 2014.

	Fiscal Period Ended August 31
Fund	2015	2014
Alternative Asset Allocation Fund	$404,397	$1,377,908
Emerging Markets Fund	$283,558	$373,928
Emerging Markets Debt Fund	$6,572	$3,439
Floating Rate Income Fund	$111,167	$480,804
Income Allocation Fund	$3,224	N/A
International Small Company Fund	$989	$3,483
Natural Resources Fund	$291	$24,595
Redwood Fund	$1,564	$94
Retirement Living through 2055 Portfolio	$3,030	$482
Retirement Living through 2050 Portfolio	$11,015	$9,225
Retirement Living through 2045 Portfolio	$35,167	$29,348
Retirement Living through 2040 Portfolio	$29,356	$26,297
Retirement Living through 2035 Portfolio	$40,274	$32,862
Retirement Living through 2030 Portfolio	$38,127	$38,251
Retirement Living through 2025 Portfolio	$39,533	$27,629
Retirement Living through 2020 Portfolio	$29,402	$43,486
Retirement Living through 2015 Portfolio	$20,528	$12,657
Retirement Living through 2010 Portfolio	$4,240	$12,866
Small Cap Value Fund	$37,133	$14,544
Strategic Income Opportunities Fund	$1,231,572	$1,623,439
U.S. Equity Fund	$38,124	$87,576

The Board has adopted distribution plans with respect to each class of shares (other than Class I, Class NAV, and Class R6 shares) pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, a Fund may pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, 0.50% for Class R1 shares, 0.25% for Class R2 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, 0.00% for Class R5 shares, 0.05% for Class 1 shares, and 0.25% for Class ADV shares, as applicable, of the Fund’s average daily net assets attributable to shares of the respective class of shares. However, the service portion of the Rule 12b-1 fees borne by a class of shares of a fund will not exceed 0.25% of the average daily net assets attributable to such class of shares. The Distributor has contractually agreed to limit the Rule 12b-1 distribution and service fees for Class R4 shares of each Portfolio, other than the Lifestyle II Portfolios, to 0.15% of the average daily net assets of Class R4 shares of such Portfolio until December 31, 2016.

The distribution portion of the fees payable pursuant to the Rule 12b-1 Plans may be spent on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares. The service portion of the fees payable pursuant to the Rule 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares’ Rule 12b-1 Plans also may be used for certain shareholder and administrative services.

The Rule 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Rule 12b-1 Plans.

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Pursuant to the Rule 12b-1 Plans, at least quarterly, the Distributor provides the Board with a written report of the amounts expended under the Rule 12b-1 Plans and the purpose for which these expenditures were made. The Board reviews these reports on a quarterly basis to determine the continued appropriateness of such expenditures.

Each Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Rule 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of each fund’s outstanding shares of the applicable class, in each case upon 60 days’ written notice to the Distributor. Each Rule 12b-1 Plan further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the relevant fund that has voting rights with respect to the Rule 12b-1 Plan. The Rule 12b-1 Plans provide that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust. The holders of Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1, and Class ADV shares have exclusive voting rights with respect to the Rule 12b-1 Plans applicable to their class of shares. In adopting the Rule 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plans will benefit the holders of the applicable classes of shares of each fund.

Class I, Class NAV, and Class R6 shares of the funds are not subject to any Rule 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class I, Class NAV, and Class R6 shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares. In addition, expenses associated with the obligation of the Distributor to use its best efforts to sell Class R5 shares will be paid by the Advisor or by the Distributor and will not be paid by the Funds.

Amounts paid to the Distributor by any class of shares of a fund will not be used to pay the expenses incurred with respect to any other class of shares of that fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each fund in proportion to the relative NAVs of the fund and other funds.

Each Rule 12b-1 Plan recognizes that the Advisor may use its management fee revenue under the Advisory Agreement with a fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the fund. To the extent that the payment of management fees by a fund to the Advisor should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Rule 12b-1 Plan.

During the fiscal period ended August 31, 2015, the following amounts were paid to the Distributor pursuant to the Funds’ Rule 12b-1 Plans:

Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Active Bond Fund	Class 1	$87,605	$0
Alternative Asset Allocation Fund	Class A	$1,139,104	$227,821
	Class C	$383,727	$1,151,181
	Class R2	$5,710	$0
	Class R4	$483	$0
Blue Chip Growth Fund	Class 1	$469,182	$0
	Class A	$18,146	$3,630
	Class C	$3,921	$11,762

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Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Capital Appreciation Fund	Class 1	$297,109	$0
Core Bond Fund	Class 1	$66,529	$0
Emerging Markets Fund	Class A	$989,963	$197,993
	Class C	$1,780	$5,342
Emerging Markets Debt Fund	Class A	$8,390	$1,678
	Class C	$802	$2,405
	Class R2	$107	$0
	Class R4	$64	$0
Equity Income Fund	Class 1	$174,154	$0
	Class A	$1,864	$373
	Class C	$193	$578
Floating Rate Income Fund	Class 1	$13,554	$0
	Class A	$879,537	$175,907
	Class B	$68,351	$205,055
	Class C	$554,690	$1,664,070
Fundamental Global Franchise Fund	Class A	$325	$65
Global Bond Fund	Class 1	$30,774	$0
Global Equity Fund	Class A	$18,687	$3,737
	Class C	$6,012	$18,036
	Class R2	$175	$0
	Class R4	$66	$0
High Yield Fund	Class 1	$218,209	$0
Income Allocation Fund	Class A	$81,008	$16,201
	Class C	$20,072	$60,214
International Small Cap Fund	Class 1	$51,720	$0
International Small Company Fund	Class A	$8,853	$1,771
	Class C	$1,549	$4,649
International Value Fund	Class 1	$118,814	$0
Investment Quality Bond Fund	Class 1	$33,535	$0
Lifestyle II Aggressive Portfolio	Class 1	$11,420	$0
Lifestyle II Balanced Portfolio	Class 1	$31,711	$0
Lifestyle II Conservative Portfolio	Class 1	$6,291	$0
Lifestyle II Growth Portfolio	Class 1	$25,626	$0
Lifestyle II Moderate Portfolio	Class 1	$9,881	$0
Mid Cap Stock Fund	Class 1	$182,092	$0
Natural Resources Fund	Class 1	$48,422	$0
	Class A	$17,179	$3,436
New Opportunities Fund	Class 1	$34,364	$0
	Class A	$86	$18
	Class C	$65	$196
	Class R1	$65	$66
	Class R2	$65	$0
	Class R3	$65	$66
	Class R4	$39	$0
Real Estate Securities Fund	Class 1	$300,079	$0
Real Return Bond Fund	Class 1	$46,874	$0
Redwood Fund	Class A	$1,043	$208
	Class C	$268	$804
Retirement Choices at 2055 Portfolio	Class 1	$16,726	$0
	Class R1	$265	$265
	Class R2	$265	$0
	Class R4	$159	$0
Retirement Choices at 2050 Portfolio	Class 1	$203,551	$0
	Class R1	$388	$387
	Class R2	$452	$0
	Class R4	$188	$0

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Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Retirement Choices at 2045 Portfolio	Class 1	$272,376	$0
	Class R1	$604	$604
	Class R2	$483	$0
	Class R4	$188	$0
Retirement Choices at 2040 Portfolio	Class 1	$366,782	$0
	Class R1	$354	$353
	Class R2	$852	$0
	Class R4	$187	$0
Retirement Choices at 2035 Portfolio	Class 1	$507,043	$0
	Class R1	$758	$757
	Class R2	$773	$0
	Class R4	$186	$0
Retirement Choices at 2030 Portfolio	Class 1	$622,963	$0
	Class R1	$520	$520
	Class R2	$777	$0
	Class R4	$181	$0
Retirement Choices at 2025 Portfolio	Class 1	$671,760	$0
	Class R1	$435	$435
	Class R2	$303	$0
	Class R4	$174	$0
Retirement Choices at 2020 Portfolio	Class 1	$476,828	$0
	Class R1	$297	$296
	Class R2	$1,120	$0
	Class R4	$165	$0
Retirement Choices at 2015 Portfolio	Class 1	$214,776	$0
	Class R1	$260	$261
	Class R2	$304	$0
	Class R4	$155	$0
Retirement Choices at 2010 Portfolio	Class 1	$130,492	$0
	Class R1	$305	$304
	Class R2	$577	$0
	Class R4	$153	$0
Retirement Living through 2055 Portfolio	Class 1	$12,238	$0
	Class A	$786	$157
	Class R1	$263	$262
	Class R2	$271	$0
	Class R3	$283	$283
	Class R4	$158	$0
Retirement Living through 2050 Portfolio	Class 1	$126,152	$0
	Class A	$28,649	$5,730
	Class R1	$1,513	$1,513
	Class R2	$1,137	$0
	Class R3	$554	$553
	Class R4	$362	$0
Retirement Living through 2045 Portfolio	Class 1	$375,121	$0
	Class A	$125,882	$25,176
	Class R1	$4,618	$4,618
	Class R2	$1,362	$0
	Class R3	$5,474	$5,474
	Class R4	$1,647	$0
Retirement Living through 2040 Portfolio	Class 1	$392,812	$0
	Class A	$129,730	$25,946
	Class R1	$5,698	$5,697
	Class R2	$3,756	$0
	Class R3	$7,133	$7,133
	Class R4	$1,586	$0

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Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Retirement Living through 2035 Portfolio	Class 1	$510,526	$0
	Class A	$156,126	$31,225
	Class R1	$10,374	$10,374
	Class R2	$1,425	$0
	Class R3	$6,299	$6,300
	Class R4	$2,323	$0
Retirement Living through 2030 Portfolio	Class 1	$611,938	$0
	Class A	$202,922	$40,584
	Class R1	$8,355	$8,356
	Class R2	$2,957	$0
	Class R3	$7,198	$7,197
	Class R4	$1,677	$0
Retirement Living through 2025 Portfolio	Class 1	$692,516	$0
	Class A	$206,459	$41,292
	Class R1	$12,193	$12,193
	Class R2	$2,542	$0
	Class R3	$11,293	$11,293
	Class R4	$2,014	$0
Retirement Living through 2020 Portfolio	Class 1	$562,322	$0
	Class A	$211,864	$42,373
	Class R1	$8,715	$8,714
	Class R2	$3,289	$0
	Class R3	$9,856	$9,856
	Class R4	$1,668	$0
Retirement Living through 2015 Portfolio	Class 1	$276,378	$0
	Class A	$157,576	$31,515
	Class R1	$3,566	$3,566
	Class R2	$831	$0
	Class R3	$15,796	$15,796
	Class R4	$402	$0
Retirement Living through 2010 Portfolio	Class 1	$158,234	$0
	Class A	$104,459	$20,892
	Class R1	$1,385	$1,384
	Class R2	$1,677	$0
	Class R3	$3,267	$3,267
	Class R4	$1,181	$0
Retirement Living through II 2055 Portfolio	Class 1	$2,131	$0
	Class R2	$267	$0
	Class R4	$160	$0
Retirement Living through II 2050 Portfolio	Class 1	$4,050	$0
	Class R2	$269	$0
	Class R4	$161	$0
Retirement Living through II 2045 Portfolio	Class 1	$7,354	$0
	Class R2	$269	$0
	Class R4	$161	$0
Retirement Living through II 2040 Portfolio	Class 1	$8,831	$0
	Class R2	$269	$0
	Class R4	$161	$0
Retirement Living through II 2035 Portfolio	Class 1	$13,541	$0
	Class R2	$268	$0
	Class R4	$161	$0
Retirement Living through II 2030 Portfolio	Class 1	$18,332	$0
	Class R2	$267	$0
	Class R4	$161	$0
Retirement Living through II 2025 Portfolio	Class 1	$19,943	$0
	Class R2	$266	$0

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Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
	Class R4	$160	$0
Retirement Living through II 2020 Portfolio	Class 1	$15,049	$0
	Class R2	$264	$0
	Class R4	$159	$0
Retirement Living through II 2015 Portfolio	Class 1	$5,687	$0
	Class R2	$261	$0
	Class R4	$157	$0
Retirement Living through II 2010 Portfolio	Class 1	$4,268	$0
	Class R2	$260	$0
	Class R4	$156	$0
Small Cap Value Fund	Class A	$10,512	$2,102
Small Company Value Fund	Class 1	$48,903	$0
Spectrum Income Fund	Class A	$998	$200
	Class C	$271	$813
Strategic Income Opportunities Fund	Class A	$2,800,924	$560,185
	Class C	$1,142,080	$3,426,239
	Class R2	$31,129	$0
Total Return Fund	Class 1	$140,068	$0
U.S. Equity Fund	Class 1	$28,129	$0
	Class A	$122,061	$24,413
	Class C	$712	$2,138
U.S. High Yield Bond Fund	Class 1	$45,354	$0

Class R Service Plan. The Trust has adopted a separate Service Plan with respect to Class R1, Class R2, Class R3, Class R4, and Class R5 shares of certain funds (the “Service Plan”). The Service Plan authorizes a fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the fund a service fee of up to a specified percentage of the fund’s average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R1 shares, 0.25% for Class R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares, and 0.05% for Class R5 shares. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the funds; and (e) other services related to servicing such retirement plans.

Sales Compensation

As part of their business strategy, the funds, along with the Distributor, pay compensation to Selling Firms that sell the shares of the funds. These firms typically pass along a portion of this compensation to the shareholder’s broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the funds are: (1) the Rule 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund’s assets; and (2) in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and Rule 12b-1 fees are detailed in the relevant Prospectus, and under “Distribution Agreements,” “Initial Sales Charge on Class A Shares,” and “Deferred Sales Charge on Class A, Class B and Class C Shares” in this SAI. For Class I and Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the funds. This payment may not exceed 0.15% of the amount invested.

Initial Compensation. Whenever an investor purchases Class A, Class B or Class C shares of a fund, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or

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Other Selling Firm Compensation.” The Selling Firm also receives the first year’s Rule 12b-1 service fee at that time.

Annual Compensation. For Class A, Class B and Class C shares of a fund, beginning in the second year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares of a fund, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. In certain cases, for Class A shares, Rule 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. These service and distribution fees are paid monthly in arrears.

For Class R1 and Class R3 shares of a fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.50% of its average daily net assets. For Class R2 and Class R4 shares of the funds, beginning in the first year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets, except that the annual Rule 12b-1 distribution fee payable to Selling Firms for Class R4 shares is limited to 0.15% of the average daily net assets of Class R4 shares for each Portfolio, other than the Lifestyle II Portfolios, until December 31, 2016. For Class ADV shares of New Opportunities Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.25% of the average daily net assets of such shares. For more information, see the table below under the column captioned “Selling Firm receives Rule 12b-1 service fees.” These service and distribution fees are paid monthly in arrears.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the Class 1 Rule 12b-1 Plan. In addition, as further compensation for providing these services, the Advisor, but not any of the Funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the Funds attributable to variable contracts issued by the Affiliated Insurance Company.

For Class ADV shares of New Opportunities Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.25% of the average daily net assets of such shares. See the table “First Year Broker or Other Selling Firm Compensation.” These service and distribution fees are paid monthly in arrears.

Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code that is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial individual retirement account (“IRA”) or John Hancock custodial Roth IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”)) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.

Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees, which are paid by the funds, the Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional

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types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the funds’ shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of September 30, 2015, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment at an annual rate of up to 0.25% of the value of the Fund shares sold or serviced by the firm:

1st Global Capital Corp.	Fifth Third Bank
Advisor Group-FSC Securities Corporation	Geneos Wealth Management
Advisor Group-Royal Alliance Associates, Inc	H.D. Vest Investment Services, Inc
Advisor Group-Sagepoint Financial, Inc	Independent Financial Group
Advisor Group-Woodbury Financial Services	Infinex Investments Inc
Ameriprise Financial Services, Inc	Janney Montgomery Scott, LLC
AXA Advisors, LLC	J.J.B. Hilliard. W.L. Lyons, Inc
Banc of America/Merrill Lynch	Key Investment Services
BOSC, Inc	Ladenberg Thalman Financial Services
Cambridge Investment Research	Lincoln Financial Network
CCO Investment Services	LPL Financial LLC
Centaurus Financial, Inc	MML Investor Services, Inc
Cetera - Advisor Network LLC	Money Concepts Capital Corp.
Cetera - Advisors LLC	Morgan Stanley Wealth Management, LLC
Cetera - Financial Institutions	NFP Advisor Services, LLC
Cetera - Financial Specialists, Inc	NPH-Investment Centers of America
Cetera - First Allied Securities, Inc	NPH-Invest Financial Corporation
Cetera - Financial Specialists, Inc	NPH-National Planning Corp
Cetera - Girard Securities Inc	NPH-SII Investments, Inc
Cetera - Investors Capital Corp	Northwestern Mutual Investment Services, LLC
Cetera - JP Turner & Co LLC	Oppenheimer & Co., Inc
Cetera - Legend Equities Corp	ProEquities, Inc
Cetera - Summit Brokerage Services, Inc.	Raymond James and Associates, Inc
Cetera - VSR Financial Services Inc	Raymond James Financial Services, Inc
Citigroup Global Markets	RBC Capital Markets Corporation
CISC, Inc	Robert W. Baird & Co
Charles Schwab	Signator Investors Inc
Commonwealth Financial Network	Stifel, Nicolaus, & Co, Inc
Crown Capital Securities L.P.	The Investment Center, Inc
Cuso Financial Services	TD Ameritrade
DA Davidson & Co Inc	Transamerica Financial Advisors, Inc
Edward D. Jones & Co. LP	UBS Financial Services, Inc
Fintegra LLC	Unionbanc Investment Services
First Command Financial Planning	Voya Financial
First Tennessee Brokerage, Inc	Wells Fargo Advisors

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The Distributor also has arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. The Distributor hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the funds, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of the funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the funds for certain administrative services, including recordkeeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Cash Payments. From time to time, the Distributor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services or transaction processing services, or effecting portfolio transactions for the funds. If a firm provides these services, the Advisor or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the funds.

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First Year Broker or Other Selling Firm Compensation

	Investor pays sales charge (% of offering price) (1)	Selling Firm receives commission (2)	Selling Firm receives Rule 12b-1 service fee (3)	Total Selling Firm compensation (4)(5)
Class A investments (Equity Funds)
Up to $49,999	5.00%	4.01%	0.25%	4.25%
$50,000 - $99,999	4.50%	3.51%	0.25%	3.75%
$100,000 - $249,999	3.50%	2.61%	0.25%	2.85%
$250,000 - $499,999	2.50%	1.86%	0.25%	2.10%
$500,000 - $999,999	2.00%	1.36%	0.25%	1.60%
Class A investments (Asia Pacific Total Return Bond Fund, Emerging Markets Debt Fund, Income Allocation Fund, and Strategic Income Opportunities Fund)
Less than $100,000	4.00%	3.25%	0.25%	3.50%
$100,000 - $249,999	3.50%	2.75%	0.25%	3.00%
$250,000 - $499,999	2.50%	1.80%	0.25%	2.05%
$500,000 - $999,999	2.00%	1.51%	0.25%	1.75%
Class A investments (Floating Rate Income Fund)
Less than $100,000	2.50%	1.75%	0.25%	2.00%
$100,000 - $249,999	2.00%	1.25%	0.25%	1.50%
$250,000 - $999,999(6)	—	0.25%	0.25%	0.50%
$10 million and over(6)	—	—	0.25%	0.25%
Class A investments of $1 million or more (7)
First $1M-$4,999,999	—	0.75%	0.25%	1.00%
Next $1-$5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%
Class A investments by certain Retirement Plans (7)
First $1-$4,999,999	—	0.75%	0.25%	1.00%
Next $1-$5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%
Class B investments
All amounts	—	3.75%	0.25%	4.00%
Class C investments
All amounts	—	0.75%	0.25%	1.00%
Class R1 investments (8)
All amounts	0.00%	0.00%	0.50%	0.50%
Class R2 investments (8)
All amounts	0.00%	0.00%	0.25%	0.25%
Class R3 investments (8)
All amounts	0.00%	0.00%	0.50%	0.50%
Class R4 investments (8)
All amounts	0.00%	0.00%	0.15%	0.15%
Class R5 investments
All amounts	0.00%	0.00%	0.00%	0.00%
Class 1 investments
All amounts	0.00%	0.00%	0.00%	0.00%
Class I investments (9)
All amounts	0.00%	0.00%	0.00%	0.00%
Class R6 investments
All amounts	0.00%	0.00%	0.00%	0.00%
Class ADV investments (8)
All amounts	—	0.00%	0.25%	0.25%

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(1)	See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2)	For Class A investments under $1 million (or $250,000 with respect to investments in Class A shares of Floating Rate Income Fund), a portion of the Selling Firm’s commission is paid out of the front-end sales charge.

(3)	For Class A, Class B, and Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. For Class ADV shares, the Selling Firm received the Rule 12b-1 fees in the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. In certain circumstances, Rule 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. This compensation applies to the following: Selling Firms with a fee-based/WRAP program agreement with the Distributor, certain retirement platforms with over 100 eligible employees at the inception of the Fund account or $1 million in plan assets, and Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds. Monthly payments are made in arrears.

(4)	Selling Firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.

(5)	The Distributor retains the balance.

(6)	Commissions (up to 0.50%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. This include Class A purchases by employer-sponsored defined contribution retirement plans investing $250,000 or more with 100 or more eligible employees at the time of purchase.

(7)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of $1 million or more purchases by employer sponsored defined contribution retirement plans investing $1 million or more or with 100 or more eligible employees at the time of purchase.

(8)	For purchases of Class R1, Class R2, Class R3, Class R4, and Class ADV shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Agreements” for a description of Class R1, Class R2, Class R3, Class R4, and Class ADV Rule 12b-1 Plan charges and payments.

(9)	The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Funds. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.

Net Asset Value

The NAV for each class of each fund is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time) by dividing the class’s net assets by the number of its shares outstanding. Equity securities traded principally in foreign markets are valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which a fund’s NAV is not calculated. Consequently, a fund’s portfolio securities may

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trade and the NAV of the fund redeemable securities may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Portfolio securities are valued by various methods that are generally described below. Most equity securities that are traded on a stock exchange are valued at the last sale price as of the close of the relevant exchange or, lacking any sales that day, at the last available bid prices. Certain exceptions exist; for example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor or from broker-dealers. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate provided by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are generally valued at the settlement price. Certain futures contracts may be valued using last traded prices.

Shares of other open-end investment companies that are not ETFs held by the Funds are valued based on the NAVs of such other investment companies.

As noted in the Prospectus, in certain instances, the Trust’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and accordingly may determine in good faith the fair value of the asset in accordance with the procedures adopted by the Board. Any such fair value may differ from the reported valuation.

Policy Regarding Disclosure of Portfolio Holdings

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the Funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the funds’ subadvisors, principal underwriter or affiliated persons of the Advisor, subadvisors or principal underwriter. The Trust’s general policy with respect to the release of a fund’s portfolio holdings to unaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a fund, and all third party service providers and rating agencies.

JHF II posts to its website at jhinvestments.com complete portfolio holdings a number of days after each calendar month end as described in the Prospectuses. Each fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarters of JHF II’s fiscal year and on Form N-CSR after the second and fourth quarter-ends of JHF II’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund’s portfolio holdings with their annual and semi-annual reports.

Portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A fund’s material nonpublic holdings information may be provided to the following unaffiliated persons as part of the investment activities of the Fund: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure

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that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of the date of this SAI, the entities that may receive information described in the preceding paragraph are as presented in the table below. If not otherwise noted, portfolio holdings information is provided as frequently as daily with a one-day lag.

Abel / Noser Corp (Trade Execution Analysis)	IDS GmbH (Analysis & Reporting Services)
Advent Software (Reconciliation)	Institutional Shareholder Services (ISS) (Class Actions, Proxy Voting)
Barclays Capital (Analytics)	Interactive Data (Pricing)
Bloomberg (Compliance, Trade Order Management, Research Reports, Pricing)	Investment Technology (Analytics)
BNP Paribas (Leverage Provider, Pledging)	ITG Solutions (Trade Execution Analysis, Analytics)
BNY Mellon (Back Office Functions, Middle Office Functions, Fund Administration)	Lipper (Ratings/Surveys)
Brown Brothers Harriman (Data Standardization, Reconciliation, Securities Lending, Back Office Functions)	Manulife Financial (Credit Review)
Capital Institutional Services (CAPIS) (Rebalancing Strategy, Transition Services, Commission Recapture)	Markit (Back Office Functions)
Charles River Systems (Compliance, Trading System)	Morningstar (Ratings/Surveys)
Citibank (Collateral)	MSCI Barra (Performance)
Citicorp Global Transactions Services (Middle Office Functions)	NASDAQ (NAVs)
Confluence Technologies (Consulting)	Northern Trust (Back Office Functions)
Cortland Capital Market Services LLC (Senior Loan Servicing)	Northern Trust (Data Storage)
Deutsche Bank (Securities Lending)	PricewaterhouseCoopers (Audit Services)
EDM Americas (Data Storage)	Proxy Edge (ADP) (Proxy Voting)
Electra Information Systems (Reconciliation)	Risk Metrics (Class Actions, Proxy Voting)
Elkins McSherry, LLC (Trade Execution Analysis)	RR Donnelley (Printing)
Ernst & Young (Passive Foreign Income Company (PFIC))	SEI Investments (Back Office Functions, Middle Office Functions)
EVARE (Analytics, Data Gathering, Reconciliation)	SimCorp (Portfolio Accounting)
FactSet (Performance, Research Reports, Analytics, Data Gathering, Systems Support)	SJ Levinson (Trade Execution Analysis, Proxy Voting)
Failstation (Matched/Unmatched Trades Reporting)	SS&C Technologies (Accounting, Reconciliation, Analytics, Data Gathering)
Fidessa LatentZero Inc. (Post-Trade Compliance Monitoring, Pre-Trade Compliance Monitoring)	Star Compliance (Code of Ethics Monitoring)
Financial Tracking (Compliance)	State Street Investment Management Solutions (Back Office Functions)
GainsKeeper (Tax Reporting, Wash Sale & REIT Data)	SunGard (Accounting, Insider Trading Monitoring, Securities Lending)
GCOM/RR Donnelley (Financial Reporting)	Swift (Accounting Messages, Custody Messages, Trade Messaging)
Glass Lewis (Proxy Voting)	TCS of America (Systems Support)
Goldman Sachs (Securities Lending)	Thomson Reuters Vestek (Analytics)

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The CCO is required to pre-approve the disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of a Fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of a fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board reviewing the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of a Fund’s nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the potential conflict to the Board. The Board shall then permit such disclosure of the Funds’ nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing the fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by a fund’s subadvisor may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor a fund’s subadvisor are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A fund’s subadvisor may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or a fund’s subadvisor may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a particular fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular Fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a Fund’s subadvisor may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular Fund’s portfolio, provided that the applicable Fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a Fund’s nonpublic portfolio holdings information.

As a result of a fund’s inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a Fund. Nonetheless, the funds have oversight processes in place to attempt to minimize this risk.

Initial Sales Charge on Class A Shares

Class A, Class B, and Class C shares of the funds, as applicable, are offered at a price equal to their NAV plus a sales charge that, in the case of Class A shares, is imposed at the time of purchase (the “initial sales charge”), or, in the case of Class B and Class C shares, on a contingent deferred basis (the “contingent deferred sales charge” or “CDSC”).

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The sales charges applicable to purchases of Class A shares of a fund are described in the applicable Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, Class I2, Class R6, Class ADV, Class T or all Class R shares of the John Hancock funds owned by the investor (see “Combination and Accumulation Privileges” below).

In order to receive the reduced sales charge, the investor must notify his or her financial advisor and/or the financial advisor must notify the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”) at the time of purchase of the Class A shares, about any other John Hancock funds owned by the investor, the investor’s spouse and their children under the age of 21 (see “Combination and Accumulation Privileges” below). This includes investments held in an individual retirement account, including those held at a broker or financial advisor other than the one handling the investor’s current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether an investor qualifies for a reduced sales charge on the current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying an investor for lower initial sales charge rates. An investor must notify Signature Services and his or her broker-dealer (financial advisor) at the time of purchase of any eligible accounts held by the investor’s spouse or children under 21 in order to ensure these assets are linked to the investor’s accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

•	A Trustee or officer of the Trust; a director or officer of the Advisor and its affiliates, subadvisors or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

•	A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with the Distributor providing specifically for the use of fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.

•	Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not be charged a transaction fee.

•	Individuals transferring assets held in a Savings Incentive Match Plan for Employees (“SIMPLE”) IRA, Simplified Employee Pension (“SEP”), or Salary Reduction Simplified Employee Pension Plan (“SARSEP”) invested in John Hancock funds directly to an IRA.

•	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA.

•	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted.

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•	Terminating participants in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center.

•	Participants in a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan‘s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

•	Participants actively enrolled in a John Hancock RPS plan account rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into the John Hancock RPS plan account), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock PFS Financial Center.

•	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.

•	Former employees/associates of John Hancock, its affiliates or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP) or the John Hancock Pension Plan and such participants and their Immediate Family (as defined above) subsequently establishing or rolling over assets into a new John Hancock account through John Hancock PFS, including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock PFS Financial Center.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), Tax-Sheltered Annuity (“TSA”), 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code Sections 401(a), 403(b), or 457 and not specified above as waiver-eligible, will be subject to applicable sales charges.

•	A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

•	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. The

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Merrill Lynch Financial Advisor or Princeton Retirement Group representative can provide further information.

•	Retirement plans investing through the PruSolutionsSM program.

•	Participants in certain qualified tuition programs under Section 529 of the Code (“529 Plans”) that have a signed agreement with the John Hancock Fund Complex. No CDSC will be due for redemptions on plan purchases made at NAV with no finder’s fee. However, if a plan had a finder’s fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

•	Participant-directed retirement plans with at least 100 eligible employees at the inception of a fund account that are currently invested in Class A shares of John Hancock funds. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if all shares are redeemed within 12 months of the inception of the plan and a commission or finder’s fee was paid, a 1.00% CDSC will be imposed.

In-Kind Re-Registrations. A shareholder who has previously paid sales charge, withdraws funds via a tax-reportable transaction from one John Hancock fund account and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in-kind.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Sections 401(a), 403(b), or 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by an individual, his or her spouse, and their children under the age of 21 when purchasing securities in the following:

•	his or her own individual or their joint account;
•	his or her trust account of which one of the above persons is the grantor or the beneficial owner;
•	a Uniform Gift/Transfer to Minor Account or Coverdell Education Savings Account (“ESA”) in which one of the above persons is the custodian or beneficiary;
•	a single participant retirement/benefit plan account, as long as it is established solely for the benefit of the individual account owner;
•	an individual retirement account, including traditional IRAs, Roth IRAs, and SEP IRAs; and
•	his or her sole proprietorship.

Group Retirement Plans, including 403(b)(7), Money Purchase Pension Plans, Profit-Sharing Plans, SARSEPs, and Simple IRAs with multiple participants may combine Class A share purchases to reduce their sales charge.

Individual qualified and non-qualified investments can be combined to take advantage of this privilege; however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

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Class A investors also may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class R6, Class T, Class ADV, and all Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of the Money Market Fund will be eligible for the accumulation privilege only if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial advisor or Signature Services at the time of the purchase about any other John Hancock funds held by that investor, his or her spouse, and their children under the age of 21. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that: (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the funds in its mailings to its members at a reduced or no cost to the Distributor.

Letter of Intention. Reduced Class A sales charges are applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. All investors have the option of making their investments over a specified period of thirteen (13) months. An individual’s non-retirement and qualified retirement plan investments can be combined to satisfy an LOI. The retirement accounts eligible for combination include traditional IRAs, Roth IRAs, Coverdell ESAs, SEPs, SARSEPs, and SIMPLE IRAs. Since some assets are held in omnibus accounts, an investor wishing to count those eligible assets towards a Class A purchase must notify Signature Services and his or her financial advisor of these holdings. The aggregate amount of such an investment must be equal to or greater than a Fund’s first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) over a period of 13 months from the date of the LOI. Upon written request to Signature Services, purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI; however, the original sales charge will not be recalculated for these previous purchases made within that 90 day prior period. Any shares for which no sales charge was paid will not be credited as purchases made under the LOI.

The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge that would have been paid had the LOI not been in effect is due from the investor. In such cases, the sales charge applicable will be assessed based on the amount actually invested. However, for the purchases actually made within the specified period of 13 months, the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested. The asset inclusion criteria stated under the Combination and Accumulation Privilege applies to accounts eligible under the LOI. If such assets exceed the LOI amount at the conclusion of the LOI period, the LOI will be considered to have been met.

The LOI authorizes Signature Services to hold in escrow sufficient Class A or Class T shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period. At that time, the escrowed shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A or Class T shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional Class A or Class T shares, and may be terminated at any time.

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Deferred Sales Charge on Class A, Class B, and Class C Shares

Except for Class A shares of Floating Rate Income Fund, Class A shares are available with no front-end sales charge on investments of $1 million or more. Class A shares of Floating Rate Income Fund are available with no front-end sales charge on investments of $250,000 or more. Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge. In each of these cases, the funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Except for Class A shares of Floating Rate Income Fund, there is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. For Floating Rate Income Fund, there is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within 18 months of purchase. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B Closure: Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. Any other investment received by a John Hancock fund that is intended for Class B shares will be rejected. A shareholder owning Class B shares may continue to hold those shares until such shares automatically convert to Class A shares under the Fund’s existing conversion schedule, or until the shareholder redeems such Class B shares, subject to any applicable CDSC. Existing shareholders will continue to have exchange privileges with Class B shares of other John Hancock funds.

Class B shareholders are no longer permitted to make automatic investments in Class B shares through the Monthly Automatic Accumulation Program (“MAAP”). To continue automatic investments, a Class B shareholder must designate a different share class of the same fund or another John Hancock fund for any purchases, provided the shareholder meets the eligibility requirements for that share class. If the Class B shareholder does not designate a different share class, future automatic purchases of Class B shares will be rejected. No new Class B MAAPs will be established.

Class B shareholders can continue to hold Class B shares in IRA or SIMPLE IRA accounts, but additional contributions must be made to another share class. If a Class B shareholder with a MAAP for an IRA or SIMPLE IRA account did not provide alternative investment instructions by July 1, 2013, subsequent automatic purchases will be rejected.

All other Class B share features, including but not limited to distribution and service fees, CDSC, the reinstatement privilege and conversion features, remain unchanged for Class B shares held after July 1, 2013. Accumulation Privileges, as described in the Prospectuses, remain unchanged. Shareholders can continue to include the value of Class B shares of any John Hancock open-end fund currently owned for purposes of qualifying for a reduced Class A sales charge.

Employer-sponsored retirement plans that currently hold Class B shares and can no longer purchase Class B shares due to the Class B closure to purchases, may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their record keepers can properly assess a sales charge on plan investments, or Class C shares if the plans meet Class C eligibility requirements and Class C is available on their recordkeeper’s platform. If the recordkeeper is not able to assess a front-end sales charge on Class A shares, or Class C is otherwise not an available or appropriate investment option, only then may such employer-sponsored retirement plans invest in one of the Classes of R shares.

The amount of the Class B CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes

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of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a shareholder’s redemption comes first from shares the shareholder has held beyond the six-year redemption period for Class B shares, or the one-year CDSC redemption period for Class A or Class C shares, or those the shareholder acquired through dividend and capital gain reinvestment, and, with respect to Class B shares, next from the shares held longest during the six-year period. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, a shareholder should state if proceeds to equal the dollar amount requested are required. If not stated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment’s net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

•Proceeds of 50 shares redeemed at $12 per share (50 x 12)	$600.00
•Minus Appreciation ($12 - $10) x 100 shares*	(200.00)
•Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)
•Amount subject to CDSC	$280.00

*The appreciation is based on all 100 shares in the account and NOT just the shares being redeemed.

With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class A shares with a value of $1 million or more.

With respect a CDSC imposed on a redemption of Class B or Class C shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of Class B or Class C shares, such as the payment of compensation to select Selling Firms for selling Class B or Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell Class B or Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class A, Class B, and Class C shares, unless stated otherwise, in the circumstances defined below:

For all account types:

•	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

•	Redemptions of Class A shares by retirement plans that invested through the PruSolutionsSM program.

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•	Redemption of Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as the shareholder’s annual redemptions do not exceed 12% of account value, including reinvested dividends, at the time the periodic withdrawal plan was established and 12% of the value of subsequent investments (less redemptions) in that account at the time Signature Services is notified. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

•	Redemptions made pursuant to a Fund’s right to liquidate an account if the shareholder owns shares worth less than the stated account minimum in the section “Small accounts” in the Class A and Class C Prospectuses.

•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

•	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

•	Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” of the Prospectus.

•	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. The Merrill Lynch Financial Advisor or Princeton Retirement Group representative can provide further information.

•	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by Signature Services as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code) unless otherwise noted.

•	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

•	Returns of excess contributions made to these plans.

•	Redemptions made to effect certain distributions, as outlined in the table on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following table for some examples.

Type of Distribution	401(a) Plan (401(k), MPP, PSP) 457 & 408 (SIMPLE IRAs)	403 (b)	457	IRA, IRA Rollover & SEP IRAs	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived

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Type of Distribution	401(a) Plan (401(k), MPP, PSP) 457 & 408 (SIMPLE IRAs)	403 (b)	457	IRA, IRA Rollover & SEP IRAs	Non-retirement
Over 70½	Waived	Waived	Waived	Waived for required minimum distributions* or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Between 59½ and 70½	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Under 59½ (Class B and Class C only)	Waived for annuity payments (72t**) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Loans	Waived	Waived	N/A	N/A	N/A
Termination of Plan	Not Waived	Waived	Not Waived	Not Waived	N/A
Hardships	Waived	Waived	Waived	N/A	N/A
Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A
Termination of Employment Before Normal Retirement Age	Waived	Waived	Waived	N/A	N/A
Return of Excess	Waived	Waived	Waived	Waived	N/A

*	Required minimum distributions based on John Hancock Mutual Fund IRA assets only.
**	Refers to withdrawals from retirement accounts under Section 72(t) of the Code.

If a shareholder qualifies for a CDSC waiver under one of these situations, Signature Services must be notified at the time of redemption. The waiver will be granted once Signature Services has confirmed that the shareholder is entitled to the waiver.

Eligible Investors for Class R1, Class R3, Class R4, Class R5, and Class 1 Shares

Class R1, Class R3, Class R4, and Class R5 shares are available only to retirement plans, traditional and Roth IRAs, Coverdell ESAs, SEPs, SARSEPs, and SIMPLE IRAs where the shares are held on the books of the Funds through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (the “NSCC”).

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Class 1 shares are sold only to certain exempt separate accounts of JHLICO U.S.A. and JHLICO New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

ELIGIBLE INVESTORS FOR CLASS R2 SHARES

Class R2 shares are available only to qualified tuition programs under 529 plans distributed by the Distributor or one of its affiliates, and retirement plans, including pension, profit-sharing, and other plans qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans and traditional and Roth IRAs, Coverdell ESAs, SEPs, SARSEPs, and SIMPLE IRAs, where the shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the NSCC.

ELIGIBLE INVESTORS FOR CLASS NAV SHARES

Class NAV shares are sold to the Portfolios; retirement plans for employees of John Hancock and/or Manulife-affiliated companies only, including John Hancock qualified plans and non-qualified deferred compensation plans, and separate investment accounts of John Hancock and its insurance affiliates; and issuers of interests in the John Hancock Freedom 529 plan, including the Education Trust of Alaska.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of its shares in whole or in part in fund securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.

JHF II has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of a fund and other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as each fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by fund and Affiliated Fund shareholders subject to specified conditions, including that:

•	the distribution is effected through a pro rata distribution of securities of the distributing fund or Affiliated Fund;

•	the distributed securities are valued in the same manner as they are in computing the fund’s or Affiliated Fund’s NAV; neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

•	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund and the Affiliated Fund.

Potential Adverse Effects of Large Shareholder Redemptions. A fund may from time to time sell to one or more investors, including other funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. Such sales and

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redemptions may be very substantial relative to the size of such fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect such fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from Fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains.

Additional Services and Programs

Exchange Privilege. JHF II permits exchanges of shares of any class of a fund for shares of the same class in any other fund within the John Hancock Fund Complex offering that same class at the time of the exchange. Class I, Class R1, Class R2, Class R3, Class R4, Class R5, or Class R6 shareholders also may exchange their shares for Class A shares of the Money Market Fund. If a shareholder exchanges into Class A shares of the Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class ADV shares for Class A or Class I shares of other John Hancock funds so long as the minimum investment requirements are satisfied. If an investor exchanges out of a fund’s Class ADV shares, they may not exchange back into Class ADV shares.

Exchanges between Funds and other funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Classes B and C, this will have no impact on shareholders because the CDSC rates and holding schedules are the same for all Class B shares and the same for all Class C shares across the John Hancock Fund Complex. For Class A shares, certain funds within the John Hancock fund complex have different CDSC rates and holding schedules and shareholders should review the Prospectuses for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

If a retirement plan exchanges its Class A account in its entirety from a fund to a non-John Hancock investment, the one-year CDSC applies.

Each fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one Fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Conversion Privilege. Provided a fund’s eligibility requirements are met, an investor who purchases Class I shares of such fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A and Class C shares of the fund also owned by the investor to Class I shares of the fund.

In addition: (i) Trustees; (ii) employees of the Advisor or its affiliates; and (iii) members of a fund’s portfolio management team, may make a conversion of Class A shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund.

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Conversion of Class A shares and/or Class C shares to Class I shares or Class R6 shares, as applicable, of the same fund in the particular circumstances described above, should not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” for information regarding the tax treatment of such conversions.

Systematic Withdrawal Plan. JHF II permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of fund shares. Since the redemption price of fund shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by a fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. Each fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (“MAAP”). The program is explained in the Class A, Class B, and Class C Prospectuses. The program, as it relates to automatic investment checks, is subject to the following conditions:

•	The investments will be drawn on or about the day of the month indicated;

•	The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks; and

•	The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and the financial advisor are notified prior to reinvestment, a shareholder who has redeemed shares of a fund may, within 120 days after the date of redemption, reinvest, without payment of a sales charge, any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares of a fund may be reinvested at NAV without paying a sales charge in Class A shares of the fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different John Hancock fund if the original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

A fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

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A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

Retirement plans participating in Merrill Lynch’s or The Princeton Retirement Group, Inc.’s servicing programs:

•	Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. The Merrill Lynch Financial Advisor or Princeton Retirement Group representative can provide further information.

•	For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).

Section 403(b)(7) Accounts:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter into an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to Treasury regulations:

1.	The funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan.

2.	The funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where the investor holds the replacing account).

3.	The funds require certain signed disclosure documentation in the event:

•	A shareholder established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and

•	A shareholder directs a fund to exchange or transfer some or all of the John Hancock custodial 403(b)(7) account assets to another custodial 403(b) contract or account (i.e., where the exchanged account is with the fund).

4.	The funds do not accept salary deferrals into custodial 403(b)(7) accounts.

In the event that a fund does not receive the required documentation, and the fund is nonetheless directed to proceed with the transfer, the transfer may be treated as a taxable transaction.

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Purchases and Redemptions through Third Parties

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Advisor, the Fund and/or the Distributor.

Certain accounts held on a Fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Funds. These underlying client accounts are maintained by entities such as financial intermediaries. Indirect investments in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment advisor, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a Fund for trading on behalf of its customers, may be subject to guidelines, conditions, services and restrictions that are different from those discussed in a Fund’s prospectus. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) minimum and maximum initial and subsequent purchase amounts; and (iv) unavailability of Letter of Intention privileges. Additional conditions may apply to an investment in a Fund, and the investment professional or intermediary may charge a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.

Description of Fund Shares

The Trustees are responsible for the management and supervision of JHF II. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund or other series of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of 98 series. Additional series may be added in the future. The Trustees have also authorized the issuance of 14 classes of shares of the funds, designated as Class A, Class B, Class C, Class NAV, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class I, Class ADV, Class 1, and Class 5. Additional classes of shares may be authorized in the future.

Each share of each class of a fund represents an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees, if any, relating to each class of shares will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of a fund that are available for distribution to these shareholders. Shares entitle their holders to one vote per share

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(and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of such trust or a series thereof. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no series of the Trust shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each Fund reserves the right to reject any application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund or Funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also, for shareholders’ protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed only to the address of record.

Shares of a Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Sample Calculation of Maximum Offering Price

Class A shares are sold with a maximum initial sales charge of 5.00%, 4.00% or 2.50%. Class B and Class C shares are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. Class R1, Class R2, Class R3, Class R4, Class R5, Class NAV, Class 1, Class I, Class R6, and Class ADV shares are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of the outstanding share classes of each fund, using the fund’s relevant NAV as of August 31, 2015, except for Class ADV shares of New Opportunities Fund, which had not commenced operations as of that date.

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Fund	NAV and Redemption Price per Class A Share	Maximum Sales Charge (5.00% of offering price, unless otherwise noted)	Maximum Offering Price to Public
Alternative Asset Allocation Fund	$14.12	$0.74	$14.86
Blue Chip Growth Fund	$34.71	$1.83	$36.54
Emerging Markets Fund	$8.64	$0.45	$9.09
Emerging Markets Debt Fund	$8.82	$0.37(1)	$9.19
Equity Income Fund	$18.38	$0.97	$19.35
Floating Rate Income Fund	$8.71	$0.22(2)	$8.93
Fundamental Global Franchise Fund	$12.71	$0.67	$13.38
Global Equity Fund	$10.24	$0.54	$10.78
Income Allocation Fund	$9.55	$0.40(1)	$9.95
International Small Company Fund	$9.87	$0.52	$10.39
Natural Resources Fund	$10.75	$0.57	$11.32
New Opportunities Fund	$25.43	$1.34	$26.77
Redwood Fund	$10.73	$0.56	$11.29
Retirement Living through 2055 Portfolio	$10.00	$0.53	$10.53
Retirement Living through 2050 Portfolio	$11.42	$0.60	$12.02
Retirement Living through 2045 Portfolio	$11.14	$0.59	$11.73
Retirement Living through 2040 Portfolio	$11.24	$0.59	$11.83
Retirement Living through 2035 Portfolio	$11.31	$0.60	$11.91
Retirement Living through 2030 Portfolio	$11.10	$0.58	$11.68
Retirement Living through 2025 Portfolio	$11.01	$0.58	$11.59
Retirement Living through 2020 Portfolio	$10.69	$0.56	$11.25
Retirement Living through 2015 Portfolio	$10.25	$0.54	$10.79
Retirement Living through 2010 Portfolio	$9.59	$0.50	$10.09
Small Cap Value Fund	$18.89	$0.99	$19.88
Spectrum Income Fund	$10.21	$0.43 (1)	$10.64
Strategic Income Opportunities Fund	$10.80	$0.45(1)	$11.25
U.S. Equity Fund	$11.34	$0.60	$11.94

(1)    Maximum sales charge is 4.00% of offering price.

(2)    Maximum sales charge is 2.50% of offering price.

	NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class B	Class C
Alternative Asset Allocation	N/A	$14.12
Blue Chip	N/A	$34.60
Emerging Markets Fund	N/A	$8.64
Emerging Markets Debt Fund	N/A	$8.81
Equity Income	N/A	$18.39
Floating Rate Income	$8.71	$8.74
Global Equity	N/A	$10.21
Income Allocation Fund	N/A	$9.53
International Small Company Fund	N/A	$9.87
New Opportunities Fund	N/A	$25.39
Redwood Fund	N/A	$10.67
Spectrum Income Fund	N/A	$10.21
Strategic Income Opportunities Fund	N/A	$10.80
U.S. Equity Fund	N/A	$11.34

	NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class NAV	Class 1
Active Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$10.11	$10.11
All Cap Core Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$13.32	N/A
Alpha Opportunities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.86	N/A
Alternative Asset Allocation Fund	N/A	$14.11	N/A	$14.15	N/A	$14.15	$14.15	N/A	N/A
Asia Pacific Total Return Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$8.94	N/A
Blue Chip Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$34.76	$34.75
Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$18.15	$18.12
Capital Appreciation Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.86	N/A
Core Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.99	$13.01

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	NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class NAV	Class 1
Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	$8.64	$8.64	$8.65	N/A
Emerging Markets Debt Fund	N/A	$8.82	N/A	$8.82	N/A	$8.82	$8.83	$8.82	N/A
Equity Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$18.37	$18.39
Floating Rate Income Fund	N/A	N/A	N/A	N/A	N/A	$8.71	$8.70	$8.71	$8.70
Fundamental Global Franchise Fund	N/A	N/A	N/A	N/A	N/A	N/A	$12.76	$12.77	N/A
Global Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.86	$11.87
Global Equity Fund	N/A	$10.25	N/A	$10.25	N/A	$10.26	$10.26	$10.26	N/A
Global Real Estate Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$8.80	N/A
Health Sciences Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$18.69	N/A
High Yield Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$8.25	$8.33
Income Allocation Fund	N/A	N/A	N/A	N/A	N/A	$9.55	$9.55	N/A	N/A
International Growth Opportunities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.86	N/A
International Growth Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.31	N/A
International Small Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$18.03	$18.03
International Small Company Fund	N/A	N/A	N/A	N/A	N/A	N/A	$9.88	$9.88	N/A
International Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$14.49	$14.53
Investment Quality Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.21	$12.23
Lifestyle II Aggressive Portfolio	N/A	N/A	N/A	N/A	N/A	$10.19	N/A	N/A	$10.19
Lifestyle II Balanced Portfolio	N/A	N/A	N/A	N/A	N/A	$10.17	N/A	N/A	$10.17
Lifestyle II Conservative Portfolio	N/A	N/A	N/A	N/A	N/A	$10.13	N/A	N/A	$10.13
Lifestyle II Growth Portfolio	N/A	N/A	N/A	N/A	N/A	$10.25	N/A	N/A	$10.24
Lifestyle II Moderate Portfolio	N/A	N/A	N/A	N/A	N/A	$10.12	N/A	N/A	$10.12
Mid Cap Stock Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$20.71	$20.57
Mid Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$15.45	N/A
Natural Resources Fund	N/A	N/A	N/A	N/A	N/A	N/A	$10.75	$10.78	$10.85
New Opportunities Fund	$25.42	$25.44	$25.42	$25.44	$25.46	$25.46	$25.45	$25.45	$25.59
Real Estate Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.37	N/A
Real Estate Securities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$13.39
Real Return Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.01	$11.15
Redwood Fund	N/A	N/A	N/A	N/A	N/A	$10.83	$10.79	$10.83	N/A
Retirement Choices at 2055 Portfolio	$10.08	$10.10	N/A	$10.11	N/A	$10.12	N/A	N/A	$10.11
Retirement Choices at 2050 Portfolio	$11.87	$11.87	N/A	$11.91	N/A	$11.87	N/A	N/A	$11.87
Retirement Choices at 2045 Portfolio	$13.33	$13.33	N/A	$13.37	N/A	$13.33	N/A	N/A	$13.33
Retirement Choices at 2040 Portfolio	$13.29	$13.26	N/A	$13.33	N/A	$13.27	N/A	N/A	$13.28
Retirement Choices at 2035 Portfolio	$13.18	$13.17	N/A	$13.22	N/A	$13.18	N/A	N/A	$13.17
Retirement Choices at 2030 Portfolio	$12.92	$12.92	N/A	$12.97	N/A	$12.92	N/A	N/A	$12.93
Retirement Choices at 2025 Portfolio	$12.52	$12.53	N/A	$12.55	N/A	$12.52	N/A	N/A	$12.52
Retirement Choices at 2020 Portfolio	$11.92	$11.91	N/A	$11.93	N/A	$11.91	N/A	N/A	$11.90
Retirement Choices at 2015 Portfolio	$11.23	$11.23	N/A	$11.22	N/A	$11.22	N/A	N/A	$11.22
Retirement Choices at 2010 Portfolio	$11.04	$11.02	N/A	$11.02	N/A	$11.03	N/A	N/A	$11.02
Retirement Living through 2055 Portfolio	$10.00	$10.02	$10.00	$10.03	$10.04	$10.04	$10.03	N/A	$10.03

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	NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class NAV	Class 1
Retirement Living through 2050 Portfolio	$11.40	$11.42	$11.41	$11.44	$11.45	$11.46	$11.44	N/A	$11.44
Retirement Living through 2045 Portfolio	$11.10	$11.16	$11.11	$11.16	$11.22	$11.20	$11.20	N/A	$11.21
Retirement Living through 2040 Portfolio	$11.20	$11.26	$11.19	$11.25	$11.31	$11.29	$11.30	N/A	$11.30
Retirement Living through 2035 Portfolio	$11.27	$11.34	$11.29	$11.36	$11.38	$11.38	$11.38	N/A	$11.38
Retirement Living through 2030 Portfolio	$11.04	$11.04	$11.05	$11.07	$11.09	$11.09	$11.08	N/A	$11.09
Retirement Living through 2025 Portfolio	$10.94	$10.95	$10.95	$10.99	$10.99	$10.98	$10.98	N/A	$10.99
Retirement Living through 2020 Portfolio	$10.64	$10.65	$10.65	$10.66	$10.69	$10.69	$10.69	N/A	$10.69
Retirement Living through 2015 Portfolio	$10.21	$10.22	$10.21	$10.23	$10.26	$10.26	$10.25	N/A	$10.26
Retirement Living through 2010 Portfolio	$9.55	$9.59	$9.56	$9.59	$9.61	$9.61	$9.60	N/A	$9.61
Retirement Living through II 2055 Portfolio	N/A	$10.12	N/A	$10.13	N/A	$10.14	N/A	N/A	$10.14
Retirement Living through II 2050 Portfolio	N/A	$10.20	N/A	$10.21	N/A	$10.22	N/A	N/A	$10.22
Retirement Living through II 2045 Portfolio	N/A	$10.19	N/A	$10.20	N/A	$10.21	N/A	N/A	$10.20
Retirement Living through II 2040 Portfolio	N/A	$10.20	N/A	$10.21	N/A	$10.22	N/A	N/A	$10.21
Retirement Living through II 2035 Portfolio	N/A	$10.19	N/A	$10.20	N/A	$10.21	N/A	N/A	$10.21
Retirement Living through II 2030 Portfolio	N/A	$10.19	N/A	$10.20	N/A	$10.21	N/A	N/A	$10.21
Retirement Living through II 2025 Portfolio	N/A	$10.19	N/A	$10.19	N/A	$10.21	N/A	N/A	$10.20
Retirement Living through II 2020 Portfolio	N/A	$10.15	N/A	$10.16	N/A	$10.17	N/A	N/A	$10.17
Retirement Living through II 2015 Portfolio	N/A	$10.10	N/A	$10.10	N/A	$10.12	N/A	N/A	$10.11
Retirement Living through II 2010 Portfolio	N/A	$10.08	N/A	$10.09	N/A	$10.10	N/A	N/A	$10.09
Science & Technology Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.56	N/A
Short Term Government Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$9.70	--
Small Cap Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$9.91	N/A
Small Cap Value Fund	N/A	N/A	N/A	N/A	N/A	$18.94	$18.93	$18.94	N/A
Small Company Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$19.94	N/A
Small Company Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$32.82	$32.83
Spectrum Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$10.22	N/A
Strategic Equity Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$12.88	N/A
Strategic Income Opportunities Fund	N/A	$10.80	N/A	N/A	N/A	$10.80	$10.80	$10.79	N/A
Total Return Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$13.67	$13.72
U.S. Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A	$11.33	$11.33	$11.33
U.S. High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.19	$11.20
Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$11.64	N/A

Additional Information Concerning Taxes

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting the funds and Portfolios and their shareholders. No attempt is made to present a detailed

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explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

JHF II believes that each fund and Portfolio will qualify as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, a fund or Portfolio must, among other things:

(a)	derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined below);

(b)	distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the fund’s or Portfolio’s taxable year: (i) at least 50% of the market value of the fund’s or Portfolio’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s or Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the fund’s or Portfolio’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the fund or Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income foreign currency gains that are not directly related to a fund’s principal business of investing in stock (or options or futures with respect to stock of securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain requirements with respect to the type of income it produces. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. If a fund invests in publicly traded partnerships, it might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax described below.

A fund or Portfolio may invest in certain commodity investments including commodity-based ETFs. Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain Funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a Fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income. Although certain commodity-linked notes are not affected by this revenue ruling, it is unclear what other types of commodity-linked derivatives are affected.

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As a result of qualifying as a RIC, a fund or Portfolio will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its net investment income and 90% of its net exempt interest income for such taxable year.

A fund or Portfolio will be subject to a non-deductible 4% excise tax to the extent that the fund or Portfolio does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund or Portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund and Portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.

If a fund or Portfolio failed to meet the annual gross income test or asset diversification test or failed to satisfy the 90% distribution requirement as described above for any taxable year, the fund or Portfolio would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund or Portfolio to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund or Portfolio. Compliance with the RIC 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the subadvisors and it is intended that the funds and Portfolios will comply with the requirements for qualification as RICs.

If a fund or Portfolio fails to meet the annual gross income test described above, the fund or Portfolio will nevertheless be considered to have satisfied the test if: (i) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the fund or Portfolio reports the failure pursuant to Treasury Regulations to be adopted; and (ii) the fund or Portfolio pays an excise tax equal to the excess non-qualifying income. If a fund or Portfolio fails to meet the asset diversification test described above with respect to any quarter, the fund or Portfolio will nevertheless be considered to have satisfied the requirements for such quarter if the fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the fund or Portfolio reports the failure under Treasury Regulations to be adopted and pays an excise tax.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

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Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a RIC and seek to avoid becoming subject to federal income or excise tax.

A fund may make investments in convertible securities and exchange traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Investment Policies — Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions: (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a fund’s investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the fund or their shareholders in future years. Under such circumstances, distributions paid by the fund could be deemed return of capital.

Certain funds may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of their participation in such transactions. Additionally, a fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in a fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for a fund to obtain cash corresponding to its earnings or assets in those countries. However, a fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such

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income or gain, to qualify as a RIC and avoid liability for any federal income or excise tax. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

If a fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies” or “PFICs”), a fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by a fund is timely distributed to its shareholders. A fund would not be able to pass through to its shareholders any credit or deduction for such a tax.

If the fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

A fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s assets at the close of any taxable year consist of stocks or securities of foreign corporations, the fund will be able to pass such taxes through to shareholders or a qualified fund of fund Portfolio (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. A qualified fund of fund Portfolio is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter for the taxable year. A fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If a fund or Portfolio makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the fund or Portfolio as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a fund files the election described above, its shareholders will be notified of the amount of: (i) each shareholder’s pro rata share of qualified foreign taxes paid by the fund; and (ii) the portion of the fund’s dividends that represents income from each foreign country. If a fund or Portfolio cannot or does not make this election, it will deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders will not, in this event, include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

For United States federal income tax purposes, distributions paid out of a fund’s or Portfolio’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a fund or Portfolio (whether paid in cash or reinvested in additional fund or Portfolio shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15%, or 0%, depending upon an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are

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attributable to qualified dividend income received by a fund or Portfolio itself. For this purpose, “qualified dividend income” means dividends received by a fund or Portfolio from United States corporations and “qualified foreign corporations,” provided that the fund or Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. There can be no assurance as to what portion of a fund’s or Portfolio’s dividend distributions will qualify for this favorable treatment.

If a fund or Portfolio should have income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be reported by each fund or Portfolio. This amount will be reflected on Form 1099-DIV for the applicable calendar year.

For purposes of the dividends received deduction available to corporations, dividends received by a fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the fund, for U.S. federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and reported by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of a fund or Portfolio for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Shareholders receiving any distribution from a fund or Portfolio in the form of additional shares pursuant to a dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

For federal income tax purposes, for taxable years beginning on or before December 22, 2010, a fund or Portfolio is permitted to carry forward a net capital loss incurred in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a fund or Portfolio and would not be distributed as such to shareholders. Capital losses incurred in taxable years beginning after December 22, 2010, can be carried forward to offset net capital gains in any subsequent year until such loss carry forwards have been fully used. Under the new rule, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A fund must use losses that do not expire before it uses losses that do expire and a fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a fund and would not be distributed as such to shareholders.

Below are the capital loss carryforwards available to each fund and Portfolio, if applicable, as of August 31, 2015, to the extent provided by regulations, to offset future net capital gains:

Fund	Short-term Losses (subject to expiration)	Expiration Date	Short-term Losses (no expiration date)	Long-term Losses (no expiration date)	Total
Alternative Asset Allocation Fund	$0	N/A	$7,033,868	$5,168,100	$12,201,968
Asia Pacific Total Return Bond Fund	$0	N/A	$1,327,427	$5,385,245	$6,712,672
Core Bond Fund	$0	N/A	$1,550,607	$881,113	$2,431,720
Emerging Markets Fund	$0	N/A	$17,133,643	$15,754,175	$32,887,818
Emerging Markets Debt Fund	$0	N/A	$8,747,230	$5,548,901	$14,296,131

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Fund	Short-term Losses (subject to expiration)	Expiration Date	Short-term Losses (no expiration date)	Long-term Losses (no expiration date)	Total
Floating Rate Income Fund	$0	N/A	$8,739,289	$27,411,831	$36,151,120
Global Bond Fund	$2,907,427	2017	$0	$0	$2,907,427
Global Equity Fund	$0	N/A	$23,902,813	$189,031,358	$2l2,934,171
Global Real Estate Fund	$132,974,012	2018	$0	$0	$132,974,012
High Yield Fund	$254,312,872	2017, 2018	$0	$0	$254,312,872
Income Allocation Fund	$0	N/A	$4,283,139	$0	$4,283,139
International Small Cap Fund	$16,694,169	2018	$0	$0	$16,694,169
International Small Company Fund	$78,647,279	2018	$0	$0	$78,647,279
International Value Fund	$88,133,382	2018	$0	$0	$88,133,382
Natural Resources Fund	$0	N/A	$66,849,050	$66,203,994	$133,053,044
Real Return Bond Fund	$0	N/A	$12,315,825	$5,118,082	$17,433,907
Short Term Government Income Fund	$0	N/A	$2,329,899	$3,380,288	$5,710,187

Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held fund shares. A distribution of an amount in excess of a fund’s or Portfolio’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that a fund or Portfolio owned for one year or less will be taxable as ordinary income.

A fund or Portfolio may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the fund or Portfolio on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders generally will recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is generally 20% for gains recognized on the sale of capital assets held for more than year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

A shareholder exchanging shares of a fund or Portfolio for shares of another fund or Portfolio will be treated for tax purposes as having sold the shares of the fund or Portfolio, realizing tax gain or loss on such exchange. A shareholder exercising a right to convert one class of fund or Portfolio shares to a different class of shares of the same fund or Portfolio should not cause the shareholder to realize taxable gain or loss.

Any loss realized upon the sale or exchange of fund or Portfolio shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion

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of a loss realized on a sale or other disposition of fund or Portfolio shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same fund or Portfolio (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a fund or Portfolio, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by a fund or Portfolio, and gain realized on redemption of fund or Portfolio shares, will constitute investment income of the type subject to this tax.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a fund or Portfolio as an investment through such plans.

Dividends and distributions on a fund’s or Portfolio’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s or Portfolio’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund’s or Portfolio’s net asset value also reflects unrealized losses.

Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated as paid by the fund or Portfolio (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

A fund or Portfolio will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each fund and Portfolio (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information and holding period for such fund’s or Portfolio’s shares purchased on or after January 1, 2012, and repurchased by the fund or Portfolio on or after that date. A fund or Portfolio will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, each fund and Portfolio will use an average cost as its default cost basis method. The cost basis method that a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

A fund or Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions

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made by any individual shareholder (including foreign individuals) who fails to furnish the fund or Portfolio with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the fund or Portfolio that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund or Portfolio is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund or Portfolio. Capital gain distributions, if any, are not subject to the 30% withholding tax. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, backup withholding will apply to certain other payments from a fund or Portfolio. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in a fund or Portfolio.

Under recent legislation known as FATCA, beginning in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with either the IRS or a governmental authority in its own country, as applicable, to collect and provide substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above), dividends, and the gross proceeds of a disposition of stock (including a liquidating distribution from a corporation) or debt instruments, in each case with respect to any U.S. investment. The withholding tax regime went into effect on July 1, 2014 with respect to U.S.-source income, and it is scheduled to begin in 2019 with respect to U.S.-source investment sale proceeds. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, RICs, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Non-U.S. investors should consult their own tax advisers regarding the impact of this recent legislation on their investment in a fund or Portfolio.

If a shareholder realizes a loss on disposition of a fund’s or Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

Portfolio Brokerage

Pursuant to the Subadvisory Agreements, the subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the funds. The subadvisors have no formula for the distribution of the funds’ brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or

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underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisors will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;
•	the reliability, integrity and financial condition of the broker-dealer;
•	size of the transaction;
•	difficulty of execution;
•	brokerage and research services provided; and
•	confidentiality and anonymity.

Consideration of these factors by a subadvisor, either in terms of a particular transaction or the subadvisor’s overall responsibilities with respect to the fund and any other accounts managed by the subadvisor, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Securities of Regular Broker-Dealers. The table below presents information regarding the securities of the funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by the funds as of August 31, 2015.

Fund	Bank of America Corp.	Barclays Bank PLC	BNP Paribas SA
	($000)	($000)	($000)
Active Bond Fund	44,108	10,550	343
All Cap Core Fund	9,247	N/A	N/A
Core Bond Fund	6,769	1,087	N/A
Emerging Markets Fund	N/A	3,067	N/A
Equity Income Fund	36,617	N/A	N/A
Global Bond Fund	8,600	3,294	5,814
High Yield Fund	2,351	2,349	922
International Value Fund	N/A	17,590	45,420
Investment Quality Bond Fund	10,345	3,710	63,800
Real Return Bond Fund	3,098	6,590	3
Spectrum Income Fund	7,214	3,245	228
Strategic Income Opportunities Fund	71,583	360,529	N/A
Total Return Fund	76,941	997	N/A

Fund	Citigroup, Inc.	Credit Suisse First Boston	Deutsche Bank	JPMorgan Chase & Co.
	($000)	($000)	($000)	($000)
Active Bond Fund	13,668	9,264	32,132	64,106
All Cap Core Fund	13,322	N/A	N/A	N/A
Blue Chip Growth Fund	1,390	N/A	N/A	N/A
Capital Appreciation Fund	20,800	N/A	N/A	N/A
Core Bond Fund	13,784	927	14,799	14,770

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Fund	Citigroup, Inc.	Credit Suisse First Boston	Deutsche Bank	JPMorgan Chase & Co.
	($000)	($000)	($000)	($000)
Equity Income Fund	N/A	N/A	N/A	60,954
Global Bond Fund	4,361	5,052	1,330	6,362
High Yield Fund	9,983	N/A	N/A	3,130
International Value Fund	N/A	41,742	N/A	N/A
Investment Quality Bond Fund	10,889	1,265	2,939	15,315
Real Return Bond Fund	1,001	N/A	80	1,244
Small Cap Value Fund	N/A	N/A	14,400	N/A
Spectrum Income Fund	2,670	1,352	4,340	10,037
Strategic Income Opportunities Fund	34,129	N/A	16,500	71,162
Total Return Fund	46,043	22,742	N/A	60,745
U.S. Equity Fund	4,770	N/A	N/A	16,813

Fund	Knight Securities	Morgan Stanley & Company., Inc.	SG Cowen Securities	State Street Corp.
	($000)	($000)	($000)	($000)
Active Bond Fund	N/A	40,293	N/A	99,778
All Cap Core Fund	N/A	N/A	N/A	6,322
Blue Chip Growth Fund	N/A	31,098	N/A	15,972
Capital Appreciation Fund	N/A	21,149	N/A	10,624
Core Bond Fund	N/A	11,856	N/A	20,843
Equity Income Fund	N/A	N/A	N/A	10,289
Global Bond Fund	N/A	981	N/A	N/A
Investment Quality Bond Fund	N/A	12,423	N/A	N/A
Natural Resources Fund	N/A	N/A	N/A	17,414
New Opportunities Fund	N/A	N/A	102	2,844
Real Estate Equity Fund	N/A	N/A	N/A	501
Real Estate Securities Fund	N/A	N/A	N/A	3,059
Real Return Bond Fund	N/A	516	N/A	4,206
Small Company Growth Fund	N/A	N/A	N/A	7,604
Small Company Value Fund	N/A	N/A	N/A	472
Spectrum Income Fund	N/A	5,181	N/A	2,828
Strategic Income Opportunities Fund	N/A	12,909	N/A	N/A
Total Return Fund	N/A	47,765	N/A	N/A
U.S. Equity Fund	N/A	N/A	N/A	2,948
U.S. High Yield Bond Fund	N/A	N/A	N/A	2,763
Value Fund	N/A	N/A	N/A	10,223

Fund	The Goldman Sachs Group, Inc.	UBS AG
	($000)	($000)
Active Bond Fund	13,260	6,650
All Cap Core Fund	1,433	N/A
Core Bond Fund	2,504	1,065
Global Bond Fund	N/A	8,158
Investment Quality Bond Fund	15,527	3,470

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Fund	The Goldman Sachs Group, Inc.	UBS AG
	($000)	($000)
Real Return Bond Fund	41	960
Spectrum Income Fund	5,526	1,322
Strategic Income Opportunities Fund	16,195	5,358
Total Return Fund	7,735	4,041
U.S. Equity Fund	981	N/A

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Soft Dollar Considerations. In selecting brokers and dealers, the subadvisors will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to a subadvisor. In placing a purchase or sale order, a subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadvisor’s overall responsibilities with respect to the fund and any other accounts managed by the subadvisor. In addition to statistical, quotation, brokerage or valuation services, a subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through portfolio brokerage. The portion not attributable to research will be paid by the subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadvisor executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Subadvisors also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadvisor in advising several of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a subadvisor and its affiliates receive such services.

As noted above, a subadvisor may purchase new issues of securities for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadvisor with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadvisor clients, and the subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will

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provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

•	the value of securities;
•	the advisability of purchasing or selling securities;
•	the availability of securities or purchasers or sellers of securities; and
•	analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadvisor by or through a broker.

To the extent research services are used by the subadvisors, such services would tend to reduce such party’s expenses. However, the subadvisors do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisors from brokers or dealers executing transactions for funds of JHF II, which may not be used in connection with a fund, also will be available for the benefit of other funds managed by the subadvisors.

Allocation of Trades by the Subadvisors. The subadvisors manage a number of accounts other than the funds of JHF II. Although investment determinations for the funds will be made by a subadvisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the funds by the subadvisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, a subadvisor may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the subadvisor to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, each fund believes that its participation in such transactions on balance will produce better overall results for the fund.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed-income accounts, generally, securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to receive a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, a subadvisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients that it manages in order to obtain best execution.

Affiliated Underwriting Transactions by the Subadvisors. JHF II has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in

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underwritings in which an affiliate of the subadvisors participates. These procedures prohibit a fund from directly or indirectly benefiting a subadvisor affiliate in connection with such underwritings. In addition, for underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

Brokerage Commissions Paid. For the last three fiscal years, certain funds paid brokerage commissions in connection with portfolio transactions. Any material differences from year to year reflect an increase or decrease in trading activity by the fund. The total brokerage commissions paid by these funds for the fiscal periods ended August 31, 2015, August 31, 2014, and August 31, 2013 are set forth in the table below:

	Total Commissions Paid in Fiscal Period Ended August 31
Fund	2015	2014	2013
Active Bond Fund	N/A	$10	N/A
All Cap Core Fund	$898,763	$763,469	$727,753
Alpha Opportunities Fund	$2,224,478	$2,613,291	$2,953,675
Alternative Asset Allocation Fund	$112,441	$41,009	$46,674
Asia Pacific Total Return Bond Fund	$372	N/A	N/A
Blue Chip Growth Fund	$482,806	$515,797	$635,101
Capital Appreciation Fund	$702,843	$787,387	$967,658
Capital Appreciation Value Fund	$621,907	$443,520	$730,023
Emerging Markets Debt Fund	$87	N/A	N/A
Emerging Markets Fund	$571,497	$540,554	$259,703
Equity Income Fund	$300,918	$184,720	$288,311
Fundamental Global Franchise Fund	$176,333	$92,109	$191,837
Global Bond Fund	$3,623	$2,753	$117
Global Equity Fund	$361,225	$417,618	$295,056
Global Real Estate Fund	$1,015,353	$710,416	$1,457,142
Health Sciences Fund	$151,934	$344,092	$263,632
Income Allocation Fund	$9,211	N/A	N/A
International Growth Opportunities Fund	$210,546	$155,850	$147,504
International Growth Stock Fund	$507,748	$540,675	$440,527
International Small Cap Fund	$662,624	$421,565	$562,036
International Small Company Fund	$116,299	$56,879	$148,898
International Value Fund	$1,596,700	$1,695,398	$1,600,899
Lifestyle II Aggressive Portfolio	$6,152	$464	N/A
Lifestyle II Balanced Portfolio	$35,461	$1,858	N/A
Lifestyle II Conservative Portfolio	$9,378	$757	N/A
Lifestyle II Growth Portfolio	$21,391	$1,671	N/A
Lifestyle II Moderate Portfolio	$12,846	$531	N/A
Mid Cap Stock Fund	$1,512,615	$2,100,960	$2,473,632
Mid Value Fund	$772,598	$621,563	$374,746
Natural Resources Fund	$491,193	$1,278,557	$1,153,716
New Opportunities Fund	$261,616	$91,682	$64,232
Real Estate Equity Fund	$36,619	$27,049	$28,905
Real Estate Securities Fund	$1,888,444	$945,761	$841,420
Real Return Bond Fund	$1,105	$456	$167
Redwood Fund	$1,359,661	$871,479	$1,395,800
Retirement Choices at 2055 Portfolio	$7,477	$810	N/A
Retirement Choices at 2050 Portfolio	$18,699	$28,668	$22,322
Retirement Choices at 2045 Portfolio	$25,675	$36,208	$29,986

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	Total Commissions Paid in Fiscal Period Ended August 31
Fund	2015	2014	2013
Retirement Choices at 2040 Portfolio	$35,501	$51,023	$42,219
Retirement Choices at 2035 Portfolio	$52,117	$77,197	$63,198
Retirement Choices at 2030 Portfolio	$63,676	$99,468	$92,829
Retirement Choices at 2025 Portfolio	$77,701	$123,674	$128,039
Retirement Choices at 2020 Portfolio	$56,502	$93,100	$127,621
Retirement Choices at 2015 Portfolio	$80,681	$55,566	$113,354
Retirement Choices at 2010 Portfolio	$51,253	$48,346	$103,903
Retirement Living through II 2055 Portfolio	$1,768	$64	N/A
Retirement Living through II 2050 Portfolio	$2,763	$120	N/A
Retirement Living through II 2045 Portfolio	$5,028	$209	N/A
Retirement Living through II 2040 Portfolio	$6,054	$272	N/A
Retirement Living through II 2035 Portfolio	$8,831	$333	N/A
Retirement Living through II 2030 Portfolio	$13,462	$541	N/A
Retirement Living through II 2025 Portfolio	$18,505	$734	N/A
Retirement Living through II 2020 Portfolio	$17,185	$648	N/A
Retirement Living through II 2015 Portfolio	$7,920	$722	N/A
Retirement Living through II 2010 Portfolio	$7,847	$928	N/A
Science & Technology Fund	$1,337,119	$1,294,654	$757,883
Small Cap Growth Fund	$363,235	$360,200	$381,925
Small Cap Value Fund	$138,924	$79,630	$48,736
Small Company Growth Fund	$86,303	$69,148	$52,535
Small Company Value Fund	$212,927	$101,376	$75,524
Spectrum Income Fund	$19,624	$23,630	$38,623
Strategic Equity Allocation Fund	$2,130,512	$1,174,173	$621,364
Strategic Income Opportunities Fund	$106,392	$77,666	$254,417
Total Return Fund	$17,097	$634	$795
U.S. Equity Fund	$144,037	$169,573	$305,897
Value Fund	$165,015	$343,781	$208,770

Affiliated Brokerage. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, a Fund may execute portfolio transactions with or through brokers affiliated with the Advisor or subadvisor (“Affiliated Brokers”). Affiliated Brokers may act as broker for a Fund on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund, as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Advisor, the Subadvisor or the Affiliated Broker. Because the Advisor or subadvisor that is affiliated with the Affiliated Broker has, as an investment advisor to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Advisor’s indirect parent, Manulife Financial, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (“Signator”). The Advisor’s indirect parent, Manulife Financial, is the parent of

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another broker-dealer, John Hancock Distributors, LLC (“JH Distributors”). Each of Signator and JH Distributors is considered an Affiliated Broker.

Brokerage Commissions Paid to Affiliated Broker. During the fiscal year ended August 31, 2015, Small Company Growth Fund and Value Fund paid brokerage commissions to Invesco Capital Markets Inc., an affiliate of Invesco Advisers, Inc., these Funds’ subadvisor, as follows:

	Aggregate $ Amount of Commissions	% of Fund’s Brokerage Commissions for the Period	% of Aggregate $ Amount of Transactions for the Period
Small Company Growth Fund	$1,804	2.12%	2.07%
Value Fund	$2,267	1.48%	4.44%

Commission Recapture Program. The Board has approved the Funds’ participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a fund. It provides a way to gain control over the commission expenses incurred by a subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Funds.

Transfer Agent Services

John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, a wholly owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class ADV shares of the Funds, as applicable.

The fees paid to Signature Services are determined based on the cost to Signature Services of providing services to the Fund and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). Signature Services Cost includes: (i) an allocable portion of John Hancock corporate overhead; and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties (“Subtransfer Agency Fees”) whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average net assets.

Retail Share and Institutional Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, Class C, Class ADV, Class T, Class I, and Class I2 shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent, excluding out-of-pocket expenses for Subtransfer Agency Fees, is allocated pro-rata based upon assets of all Class A, Class B, Class C, Class ADV, Class T, Class I, and Class I2 shares in the aggregate, without regard to fund or class. Out-of-pocket expenses for Subtransfer Agency Fees attributable to Class A, Class B, Class C, Class ADV, and Class T shares are borne solely by those share classes and are allocated pro-rata based upon assets of all Class A, Class B, Class C, Class ADV, and Class T shares in the aggregate, without regard to fund or class. Out-of-pocket expenses for Subtransfer Agency Fees attributable to Class I and Class I2 shares are borne solely by those share classes and are allocated pro-rata based upon assets of all Class I and Class I2 shares in the aggregate, without regard to fund or class. The Funds do not offer Class I2 or Class T shares.

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Class R6 Shares. An amount equal to the total Signature Services Cost associated with providing services to Class R6 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund.

Retirement Share Classes. An amount equal to the total Signature Services Cost associated with providing services to Class R1, Class R2, Class R3, Class R4, and Class R5 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each relevant fund on a fund- and class- specific basis pursuant to the applicable plan.

Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, and Class C shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent, including out-of-pocket expenses for Subtransfer Agency Fees, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. John Hancock municipal bond funds currently only offer Class A, Class B, and Class C shares. The Trust currently does not offer any municipal bond funds.

In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost, which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative net assets. Applying this methodology could result in some funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only fund- or class-specific costs directly or indirectly attributable to them.

Legal And Regulatory Matters

There are no legal proceedings to which JHF II, the Advisor or the Distributor is a party that are likely to have a material adverse effect on the funds or the ability of the Advisor or the Distributor to perform its contract with the funds.

Independent Registered Public Accounting Firm

The financial statements of the funds for the fiscal year ended August 31, 2015, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210.

Financial Statements

The financial statements of each fund for the fiscal year ended August 31, 2015, are incorporated herein by reference from the fund’s most recent Annual Report filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

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Custody of Portfolio Securities

Except as noted below, State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent with respect to the Funds’ assets. Citibank, N.A. (“Citibank”), 388 Greenwich Street, New York, New York 10013, currently acts as custodian and bookkeeping agent with respect to the assets of Asia Pacific Total Return Bond Fund, Fundamental Global Franchise Fund, International Growth Opportunities Fund, International Growth Stock Fund, International Small Cap Fund, and International Value Fund. State Street and Citibank have selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. The Funds also may use special purpose custodian banks from time to time for certain assets. State Street and Citibank are authorized to use the facilities of the Depository Trust Company, the Participants Trust Company, and the book-entry system of the Federal Reserve Banks.

Codes of Ethics

JHF II, the Advisor, the Distributor and each subadvisor to the funds have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by a fund.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

I.       IN GENERAL

A.	Moody’s. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Moody’s, is derived directly from Moody’s electronic publication of “Ratings Symbols and Definitions” which is available at: https://www.moodys.com/researchdocumentcontentpage.aspx? docid=PBC_7900.

B.	S&P. An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by S&P, is derived directly from S&P’s electronic publication of “Standard & Poor’s Ratings Definitions” which is available at http://www.standardandpoors.com/en_US/web/guest/article/-/view/sourceId/504352.

C.	Fitch. Fitch’s opinions are forward looking and include analysts’ views of future performance. In many cases, these views on future performance may include forecasts, which may in turn (i) be informed by non-disclosable management projections, (ii) be based on a trend (sector or wider economic cycle) at a certain stage in the cycle, or (iii) be based on historical performance. As a result, while ratings may include cyclical considerations and typically attempt to assess the

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likelihood of repayment at “ultimate/final maturity”, material changes in economic conditions and expectations (for a particular issuer) may result in a rating change.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred. A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising a capital structure.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Fitch, is derived directly from Fitch’s electronic publication of “Definitions of Ratings and Other Forms of Opinion” which is available at https://www.fitchratings.com/web_content/rati ngs/fitch_ratings_definitions_and_scales.pdf.

GENERAL PURPOSE RATINGS

II.       LONG-TERM ISSUE RATINGS

A.	MOODY’S GLOBAL LONG-TERM RATING SCALE

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

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B.    S&P LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

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Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating(for example, ‘SP-1+/A-1+’).

C.	FITCH CORPORATE FINANCE OBLIGATIONS – LONG-TERM RATING SCALES

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

AAA: Highest credit quality. ‘AAA’ ratings denote expectations of very low credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

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Note: Addition of a Plus (+) or minus (-) sign: Fitch ratings may be appended by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

III.	SHORT-TERM ISSUE RATINGS

A.	MOODY’S GLOBAL SHORT-TERM RATING SCALE

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist. (Note: Structured finance short-term ratings are usually based either on the short-term rating of a support provider or on an assessment of cash flows available to retire the financial obligation).

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B.	S&P’S SHORT-TERM ISSUE CREDIT RATINGS

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating(for example, ‘SP-1+/A-1+’).

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C.	FITCH’S SHORT-TERM ISSUER OR OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (“+”) to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

IV.	TAX-EXEMPT NOTE RATINGS

A.	MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using an additional short-term rating scale (i.e., the MIG scale discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

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MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

B.	S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

C.	FITCH PUBLIC FINANCE RATINGS

See FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.

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APPENDIX B

PORTFOLIO MANAGER INFORMATION

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Science & Technology Fund

Portfolio Managers and Other Accounts Managed

Huachen Chen and Walter Price are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio subadvised by AllianzGI U.S.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number	Assets	Number	Assets	Number	Assets
Portfolio Manager	of Accounts	(in millions)	of Accounts	(in millions)	of Accounts	(in millions)
Huachen Chen	6	$2,493	3	$520	6	$965
Walter Price	6	$2,493	3	$520	6	$965

The following accounts pay fees based upon performance:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number	Assets	Number	Assets	Number	Assets
Portfolio Manager	of Accounts	(in millions)	of Accounts	(in millions)	of Accounts	(in millions)
Huachen Chen	0	0	1	$238	0	$0
Walter Price	0	0	1	$238	0	$0

Ownership of fund shares. Neither of the Fund’s portfolio managers beneficially owned any shares of the Fund as of August 31, 2015.

POTENTIAL CONFLICTS OF INTEREST

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms. AllianzGI U.S. has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold

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or purchased. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities.

Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price and Huachen Chen. Mr. Price and Mr. Chen are dually employed by Pallas and by AllianzGI U.S.

Pallas serves as investment manager to unregistered investment companies (the “Pallas Hedge Funds”) -- Pallas Global Technology Hedge Fund, L.P., Pallas Investments II, L.P., and CP21, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. Pallas Global Technology Hedge Fund, L.P. and CP21, L.P.is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price and Mr. Chen own a majority of the interests in the General Partner. Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General

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Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.5 % for Pallas Global Technology Hedge Fund, L.P. and CP21 L.P. Mr. Price and Mr. Chen act as portfolio managers for certain AllianzGI U.S. client accounts.

AllianzGI U.S. and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AllianzGI U.S.’s affiliates, and may serve as sub-adviser for accounts or clients for which AllianzGI U.S. or one of its affiliates serves as investment manager or investment adviser. AllianzGI U.S. also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AllianzGI U.S., Pallas, and certain other Allianz investment management affiliates (“Allianz Advisory Affiliates”) all engage in proprietary research and all acquire investment information and research services from broker-dealers. AllianzGI U.S. and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AllianzGI U.S.’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AllianzGI U.S. on behalf of AllianzGI U.S.’s clients. All trades on behalf of Pallas’ clients that are executed through AllianzGI U.S.’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AllianzGI U.S. and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price and Mr. Chen also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price and Mr. Chen have a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that they manage, and they may have an incentive to favor the Pallas Hedge Funds over other accounts that they manage. AllianzGI U.S. has adopted procedures reasonably designed to ensure that Mr. Price and Mr. Chen meet their fiduciary obligations to all clients for whom they act as portfolio managers and treats all such clients fairly and equitably over time.

COMPENSATION

AllianzGI U.S. maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

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Assuming an annual deferral annual deferral of 33% over a three year period, a typical member of staff will have roughly one year's variable compensation (3x33%) as a deferred component 'in the bank'. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year's performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

In addition to competitive compensation, the firm's approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee's progress and a full benefits package.

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BAILLIE GIFFORD OVERSEAS LTD

International Growth Opportunities Fund

Portfolio Managers and Other Accounts Managed

James Anderson, Nick Thomas, Tom Coutts, David Salter, Kave Sigaroudinia, Sarah Whitley, Lawrence Burns, and Brian Lum are jointly and primarily responsible for the day to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015.

Trust Manager (Worldwide)	Registered Investment Company Accounts (Worldwide)	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts (Worldwide)	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
EAFE Plus Alpha PCG	4	15,031	4	1,308	32	11,832
Advisory fee	2	12,652	0	0	0	0

James Anderson	1	42	3	7,494	59	24,193
Advisory fee	0	0	0	0	8	4,000

Lawrence Burns	0	0	0	0	0	0
Advisory fee	0	0	0	0	0	0

Tom Coutts	0	0	2	313	0	0
Advisory fee	0	0	0	0	0	0

David Salter	0	0	0	0	0	0
Advisory fee	0	0	0	0	0	0

Kave Sigaroudinia	0	0	0	0	0	0
Advisory fee	0	0	0	0	0	0

Nick Thomas	0	0	0	0	0	0
Advisory fee	0	0	0	0	0	0

Sarah Whitley	0	0	5	2,845	8	6,820
Advisory fee	0	0	0	0	2	421

Brian Lum	0	0	0	0	0	0
Advisory fee	0	0	0	0	0	0

Share Ownership by Portfolio Managers. As of the date of this SAI, none of the portfolio managers owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Baillie Gifford is an independent investment management firm. We do not carry out any custodial or intermediary activity. Our sole business is investment management, with all operations and controls being carried out in-house and therefore the potential for external conflicts of interest are minimal.

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Baillie Gifford has a duty to act in the best interests of our clients and to treat them fairly when providing investment services to them. From time to time, there may be situations that give rise to a conflict of interest. A conflict can arise between the interests of Baillie Gifford, its Partners and employees, and the interests of a client of Baillie Gifford. A conflict of interest can also arise between the interests of one client of Baillie Gifford and another client. In such circumstances we have put in place effective organisational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of our clients.

Baillie Gifford maintains a Conflicts Policy which forms part of the Group Compliance Manual. Along with this policy, Baillie Gifford maintains a firm-wide Conflicts Matrix which identifies conflicts and potential conflicts of interest that exist within the firm, and the procedures and controls that have been adopted to manage these conflicts.

Once a conflict has been identified Baillie Gifford must determine whether it may result in a material risk of damage to the interests of its clients and must specify procedures to be followed and measures to be adopted in order to manage the conflict.

The Compliance Committee is responsible for the oversight of this Policy. On an annual basis it reviews the content of the Policy and receives management information on the results of the monitoring which has been carried out on the effectiveness of the established controls. This ensures that senior management within Baillie Gifford are engaged in the conflicts identification and management process with a view to ensuring the risks arising from conflicts are appropriately and effectively mitigated.

The day-to-day maintenance of the Policy is the responsibility of the Regulatory Risk Department. Each Partner and employee has a responsibility for the identification of conflicts through adherence to the firm’s Code of Ethics Manual.

COMPENSATION

Our compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall.

The Partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and client satisfaction. The prospect of becoming a Partner is a strong incentive to our younger professionals. There is no set criteria for an employee to become a Partner - individuals are invited to join the Partnership as a result of proven ability and their ongoing contribution to the success of the firm. Partners’ equity ownership is determined by the Joint Senior Partners. We actively look to move our most qualified people along the partnership track.

A firm-wide bonus, which has exceeded 10% of base salary in recent years, is paid annually to all staff. Additionally, a number of non-partner senior staff have a profits related bonus scheme with awards determined by individual appraisal ratings and team performance.

The remuneration of Investment Managers at Baillie Gifford has three key elements (i) base salary, (ii) a firm-wide staff bonus and (iii) a performance related bonus referred to as the Investment Departments’ Bonus Scheme.

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Brandywine Global Investment Management, LLC (“Brandywine Global”)

New Opportunities Fund*

____________

* Also managed by Dimensional Fund Advisors LP, GW&K Investment Management, LLC, and Invesco Advisers, Inc.

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

Justin Bennitt and Gregory P. Manley, CFA are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by Brandywine Global.

The following table reflects information regarding other accounts for which the portfolio managers to the portion of the Fund managed by this subadvisor have day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Justin Bennitt	0	$0	1	$4	1	$29
Greg Manley	0	$0	1	$4	1	$29

None of the accounts listed above is assessed a performance-based fee.

Ownership of fund shares. Neither portfolio manager listed above owned any shares of the Fund as of August 31, 2015.

POTENTIAL CONFLICTS OF INTEREST

Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocations of investment opportunities.

COMPENSATION

All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocations decision. Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

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DECLARATION MANAGEMENT & RESEARCH, LLC

Active Bond Fund

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

Peter Farley, CFA, is primarily responsible for the day to-day management of the portion of the Fund’s portfolio subadvised by Declaration.

The following table reflects information regarding other accounts for which the portfolio manager to the Fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Peter Farley	3	$1,859	10	$1,006	6	$959

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Peter Farley	0	0	0	0	1	$88

Ownership of fund shares. Mr. Farley did not own any shares of the Fund as of August 31, 2015.

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Sub-Advisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Sub-Advisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Sub-Advisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Sub-Advisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Advisor generally require that such trades be “bunched,” which

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means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Advisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Sub-Advisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Sub-Advisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Advisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Sub-Advisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

The Sub-Advisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Advisor, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Sub-Advisor. A limited number of senior investment professionals, who serve as officers of both the Sub-Advisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Advisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Advisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

•	The Profitability of the Sub-Advisor: The profitability of the Sub-Advisor and its parent company are also considered in determining bonus awards.

B-9

•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Sub-Advisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

B-10

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

Global Real Estate Fund

Real Estate Securities Fund

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investment in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:

-	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

-	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

-	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. Each stated Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. This information is provided as of the Fund’s most recent fiscal year end.

Global Real Estate Fund

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
John F. Robertson	$0
John W. Vojticek	$0
Joseph D. Fisher	$0
David W. Zonavetch	$0
John Hammond	$0
Daniel Ekins	$0
Chris Robinson	$0

Real Estate Securities Fund

Portfolio Manager	Dollar Range of Fund Shares Owned
John F. Robertson	$0
John W. Vojticek	$0
Joseph D. Fisher	$0
David W. Zonavetch	$0

B-11

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the subadvisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Global Real Estate Fund

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	8	$8,923,830,049	0	$0
John W. Vojticek	10	$9,344,628,503	0	$0
Joseph D. Fisher	6	$3,744,450,305	0	$0
David W. Zonavetch	6	$3,744,450,305	0	$0
John Hammond	2	$1,442,742,609	0	$0
Daniel Ekins	2	$1,442,742,609	0	$0
Chris Robinson	2	$1,442,742,609	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	15	$10,337,343,845	0	$0
John W. Vojticek	15	$10,337,343,845	0	$0
Joseph D. Fisher	10	$1,018,925,212	0	$0
David W. Zonavetch	10	$1,018,925,212	0	$0
John Hammond	8	$951,367,901	0	$0
Daniel Ekins	9	$1,135,676,553	0	$0
Chris Robinson	9	$1,135,676,553	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	31	$4,083,131,269	1	$264,400,879
John W. Vojticek	31	$4,083,131,269	1	$264,400,879
Joseph D. Fisher	18	$3,144,549,446	1	$264,400,879
David W. Zonavetch	18	$3,144,549,446	1	$264,400,879
John Hammond	10	$1,256,264,961	0	$0
Daniel Ekins	12	$1,222,558,906	0	$0
Chris Robinson	12	$1,222,558,906	0	$0

B-12

Real Estate Securities Fund

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	8	$8,687,905,597	0	$0
John W. Vojticek	10	$9,108,704,050	0	$0
Joseph D. Fisher	6	$3,508,525,853	0	$0
David W. Zonavetch	6	$3,508,525,853	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	15	$10,337,343,845	0	$0
John W. Vojticek	15	$10,337,343,845	0	$0
Joseph D. Fisher	10	$1,018,925,212	0	$0
David W. Zonavetch	10	$1,018,925,212	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	31	$4,083,131,269	1	$264,400,879
John W. Vojticek	31	$4,083,131,269	1	$264,400,879
Joseph D. Fisher	18	$3,144,549,446	1	$264,400,879
David W. Zonavetch	18	$3,144,549,446	1	$264,400,879

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

B-13

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The subadvisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the subadvisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other business or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor’s advisory clients, including the Fund. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

B-14

DIMENSIONAL FUND ADVISORS

Emerging Markets Fund

International Small Company Fund

New Opportunities Fund*

____________

* Also managed by Brandywine Global Investment Management, LLC, GW&K Investment Management, LLC, and Invesco Advisers, Inc.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at Dimensional who are jointly and primarily responsible for the day-to-day management of the stated Funds (or portion thereof).

Fund	Portfolio Managers
Emerging Markets Fund	Joseph H. Chi, Jed S. Fogdall, Allen Pu, and Bhanu Singh
International Small Company Fund	Joseph H. Chi, Jed S. Fogdall, Henry F. Gray, Arun Keswani, Bhanu Singh, and Karen E. Umland
New Opportunities Fund	Joseph H. Chi, Jed S. Fogdall, Henry F. Gray, and Joel Schneider

The following table reflects information regarding other accounts for which the portfolio manager to the Fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joseph H. Chi	111	$251,773	21	$11,385	87	$23,535
Jed S. Fogdall	111	$251,773	21	$11,385	87	$23,535
Henry F. Gray	88	$190,726	8	$6,967	46	$15,348
Arun Keswani	17	$34,464	0	$0	4	$1,744
Allen Pu	16	$43,811	6	$2,703	27	$2,613
Joel Schneider	12	$38,428	3	$5,701	19	$4,568
Bhanu Singh	67	$130,723	10	$2,174	54	$13,910
Karen E. Umland	45	$78,385	3	$327	27	$11,340

Performance-Fee Accounts Managed – Of the accounts listed above, information for those for which advisory fee is based on performance is shown in the following table.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joseph H. Chi	0	$0	1	$163	7	$1,955
Jed S. Fogdall	0	$0	1	$163	7	$1,955
Henry F. Gray	0	$0	1	$163	4	$1,256
Arun Keswani	0	$0	0	$0	2	$1,352
Allen Pu	0	$0	0	$0	1	$78
Joel Schneider	0	$0	1	$163	0	$0
Bhanu Singh	0	$0	0	$0	7	$1,955
Karen E. Umland	0	$0	0	$0	5	$1,855

B-15

Ownership of fund shares. As of August 31, 2015, none of portfolio managers listed above owned shares of the Fund he or she managed.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Portfolios, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:

•	Time Management. The management of the Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolios.

•	Investment Opportunities. It is possible that at times identical securities will be held by a Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that a Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for a Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and other Accounts.

•	Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Portfolio or an Account.

•	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to a Portfolio or other Accounts for which he or she have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

Dimensional’s portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

B-16

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional, as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

B-17

FRANKLIN ADVISERS, INC.

Income Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Edward D. Perks, CFA, Alex W. Peters, CFA, and Matt Quinlan are jointly and primarily responsible for the day to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Edward D. Perks	8	$97,332.2	5	$3,298.2	0	$0
Alex W. Peters	7	$94,475.2	5	$3,298.2	0	$0
Matt Quinlan	10	$98,801.7	5	$3,298.2	1	$146.4

No account pays fees based on performance.

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the Fund as of August 31, 2015.

POTENTIAL Conflicts OF INTEREST

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

B-18

DESCRIPTION OF Compensation STRUCTURE

For the Funds, the investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation i reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fun or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentive of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manage, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and program available generally to all employees of the investment manager.

B-19

FRANKLIN TEMPLETON INVESTMENTS CORP.

International Small Cap Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Harlan Hodes, CPA, and David Tuttle, CFA, CFP, are jointly and primarily responsible for the day to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Harlan Hodes	4	$2,660.2	4	$1,282.3	9	$1,555.3
David Tuttle	3	$1,379.9	4	$1,282.3	8	$1,492.9

No account pays fees based on performance.

Ownership of fund shares. The Fund’s portfolio managers did not beneficially own any shares of the Fund as of August 31, 2015.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefit package. Portfolio manager compensation is reviewed annually and the level of compensation

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is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentive of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manage, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and program available generally to all employees of the investment manager.

Portfolio managers also participate in benefit plans and program available generally to all employees of the investment manager.

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GW&K Investment Management, LLC

New Opportunities Fund*

____________

* Also managed by Brandywine Global Investment Management, LLC, Dimensional Fund Advisors LP, and Invesco Advisers, Inc.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Joseph C. Craigen, CFA, and Daniel L. Miller, CFA, are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by GW&K.

The following table reflects information regarding other accounts for which each portfolio manager to the portion of the Fund managed by this subadvisor has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Joseph C. Craigen	1	$1	0	$0	122	$147
Daniel L. Miller	2	$366	1	$49	5,459	$3,914

Other Accounts Managed — Of total listed above, GW&K manages only one portfolio with $185 million in assets (as of 8/31/15) that is subject to a performance-based fee. GW&K maintains policies and procedures designed to help ensure the fair and equitable treatment of all client accounts with the goal that all portfolios within a given strategy share performance that is as similar as possible excluding client specific investment guidelines or cash flows.

Ownership of fund shares. As of August 31, 2015, neither portfolio manager owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

COMPENSATION

Portfolio Manager compensation is a formula that balances investment management results over 3 and 5 year periods versus the benchmark and peer universe. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

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▪	Performance Relative to Peers
▪	Risk-Adjusted Performance Relative to Index
▪	Discretionary

Analyst compensation is a formula that rewards achievement of maximum performance based on security recommendations and consistent annual performance against industry benchmarks. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 2 components:

▪	Performance relative to sectors covered over 1-3 year time periods
▪	Discretionary

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GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (“GMO”)

U.S. Equity Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Dr. Neil Constable, Ph.D., Dr. David Cowan, Chris Fortson, Ben Inker, CFA, and Sam Wilderman, CFA are jointly and primarily responsible for the day to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Neil Constable	11	$23,899,185,319	4	$1,116,148,299	5	$351,193,211
David Cowan	11	$23,899,185,319	4	$1,116,148,299	5	$351,193,211
Chris Fortson	11	$23,899,185,319	4	$1,116,148,299	5	$351,193,211
Ben Inker	26	$42,614,736,960	12	$8,033,455,713	174	$17,469,156,078
Sam Wilderman	26	$42,614,736,960	12	$8,033,455,713	174	$17,469,156,078

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Neil Constable	0	$0	1	$372,461,832	0	$0
David Cowan	0	$0	1	$372,461,832	0	$0
Chris Fortson	0	$0	1	$372,461,832	0	$0
Ben Inker	0	$0	4	$813,382,850	136	$13,887,284,411
Sam Wilderman	0	$0	4	$813,382,850	136	$13,887,284,411

Dollar range of Fund securities owned by each member of the fund’s portfolio management team: The following table sets forth the dollar range of each portfolio manager’s direct beneficial share ownership of the Fund as of August 31, 2015.

Portfolio Manager	Dollar Range of Fund Shares Owned
Neil Constable	$0
David Cowan	$1-$10,000
Chris Fortson	$0
Ben Inker	$0
Sam Wilderman	$1-$10,000

POTENTIAL CONFLICTS OF INTEREST

Because many of GMO’s investment personnel manage both accounts with only asset-based fees and accounts with an asset-based fee and a performance fee component, they face potential conflicts of interest in that they may have an incentive to favor accounts for which GMO receives a performance fee. GMO may also have conflicts of interest related to engaging in short sales of, or taking a short position in, an investment owned or being purchased by other client accounts managed by GMO or vice versa.

To manage these conflicts, GMO maintains firm-wide trade allocation standards, and each of the trading desks has implemented specific allocation procedures designed to allocate investment opportunities fairly and equitably over time.

To manage further the potential conflicts of interest associated with side-by-side management of accounts or funds with performance fees and those that have solely asset-based fees, no Member or employee has been granted any specific participation in the performance of any GMO Fund or account managed by GMO nor is any Member or employee compensated in any way that is explicitly linked to the performance of any portfolio.

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COMPENSATION

Senior members of each team are generally members (partners) of GMO. As of February 28, 2015, the compensation of each senior member consisted of a fixed annual base salary and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success and, in the case of partners, a partnership interest in the firm’s profits. The compensation program does not disproportionately reward outperformance by higher-fee/performance-fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus, and other compensation. A GMO partnership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

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INVESCO ADVISERS, INC.

International Growth Stock Fund

New Opportunities Fund*

Small Company Growth Fund

Value Fund

____________

* Also managed by Brandywine Global Investment Management, LLC, Dimensional Fund Advisors LP, and GW&K Investment Management, LLC

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at Invesco who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios (or portion thereof).

Fund	Portfolio Managers
International Growth Stock Fund	Brently Bates, Matthew Dennis, Mark Jason, Richard Nield, and Clas Olsson
New Opportunities Fund	Juliet Ellis and Juan Hartsfield
Small Company Growth Fund	Juliet Ellis, Juan Hartsfield, and Clay Manley
Value Fund	Thomas Copper, John Mazanec, and Sergio Marcheli

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Vehicles		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Juliet Ellis (as related to New Opportunities Fund)	12	$7,989.1	None	None	2	$348.3
Juliet Ellis (as related to Small Company Growth Fund)	12	$7,842.7	None	None	2	$348.3
Juan Hartsfield (as related to New Opportunities Fund)	12	$7,989.1	1	$221.4	2	$348.3
Juan Hartsfield (as related to Small Company Growth Fund)	12	$7,842.7	1	$221.4	2	$348.3
Clay Manley	7	$5,802.7	None	None	1	$103.4
Thomas Copper	6	$4,963.1	None	None	None	None
John Mazanec	6	$4,963.1	None	None	None	None
Sergio Marcheli	16	$34,503.1	None	None	878[1]	$81.7
Brent Bates	11	$19,403.0	3	$1,696.1	12,049[1]	$5,524.0[1]
Matthew Dennis	11	$17,917.0	7	$2,609.6	12,049[1]	$5,524.0[1]
Mark Jason	12	$19,734.4	4	$1,794.0	12,049[1]	$5,524.0[1]
Richard Nield	10	$17,585.5	10	$3,546.5	12,049[1]	$5,524.0[1]
Clas Olsson	10	$17,585.5	11	$3,558.5	12,050[1]	$5,830.0[1]

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

There are no accounts that pay fees based on performance.

Ownership of fund shares. None of the portfolio managers listed in the above table beneficially owned any shares of the funds that they managed (or portions thereof) as of August 31, 2015.

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POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•	Invesco determines which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as subadvisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each of Invesco’s portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

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Table 1

Subadvisor	Performance time period[1]
Invesco [2,3]	One-, Three- and Five- year performance against Fund peer group

____________

1    Rolling time periods based on calendar year end.

2    Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

3    With respect to the portion of the fund’s assets managed by Invesco, portfolio manager compensation is based on the one-, three- and five-year performance against the Invesco fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the funds in this footnote 3, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

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JENNISON ASSOCIATES LLC

Capital Appreciation Fund

Natural Resources Fund

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at Jennison who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Capital Appreciation Fund	Michael A. Del Balso, Kathleen A. McCarragher, and Spiros Segalas
Natural Resources Fund	Neil P. Brown and John “Jay” Saunders

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund that he or she manages.

The following tables reflect information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)
Neil P. Brown	3	$3,092,165	1	$35,297	2*	$187,988*
Michael A. Del Balso	10	$15,840,616	5	$1,630,255	2*	$109,239*
Kathleen A. McCarragher	15	$39,912,464	3	$798,909	15	$2,473,030
John “Jay” Saunders	3	$3,092,165	1	$35,297	2*	$187,988*
Spiros “Sig” Segalas	15	$40,416,146	4	$836,498	4	$1,607,855

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)	Number of Accounts	Assets (in thousands)
Neil P. Brown	0	$0	0	$0	0	$0
Michael A. Del Balso	0	$0	0	$0	0	$0
Kathleen A. McCarragher	2	$2,619,323	0	$0	0	$0
John “Jay” Saunders	0	$0	0	$0	0	$0
Spiros “Sig” Segalas	0	$0	0	$0	0	$0

Ownership of fund shares. None of the portfolio managers listed in the above tables beneficially owned any shares of the fund that he or she managed as of August 31, 2015.

POTENTIAL CONFLICTS OF INTEREST

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits

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quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

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•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison provides disclosure of these conflicts as described in its Form ADV.

COMPENSATION

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for Michael A. Del Balso, Kathleen A. McCarragher, and Spiros “Sig” Segalas, the portfolio managers for Capital Appreciation Fund:

•	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer-group data for the product strategy (e.g., large-cap growth, large-cap value) for which the portfolio manager is responsible.
-	Performance for the composite of accounts that includes the Fund managed by the portfolio managers is measured against the Russell 1000 Growth Index.

The following primary quantitative factor is reviewed for John “Jay” Saunders and Neil P. Brown, the portfolio managers for Natural Resources Fund:

•	The investment professional’s contribution to client portfolios’ pre-tax one, three, five year and longer term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes, and the one, three, five year and longer term pre-tax investment performance of the composite of accounts managed by the portfolio manager.
-	Performance for the composite of accounts that includes the Fund managed by the portfolio managers is measured against a Global Natural Resources Custom Index, which is comprised of the Lipper Natural Resources Fund Index for the periods prior to January 1, 2009 and the Lipper Global Natural Resources Index for periods after January 1, 2009.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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John Hancock Asset Management
a Division Of Manulife Asset Management (North America) Limited

Alternative Asset Allocation Fund

Income Allocation Fund

Lifestyle II Portfolios

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets

N/A

POTENTIAL CONFLICTS OF INTEREST

While funds managed by each of the portfolio managers may have many similarities, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

COMPENSATION

John Hancock Asset Management (North America) portfolio managers receive a competitive compensation package that consists of base salary, performance based bonus and a Manulife share ownership plan. The magnitude of the performance based bonus and participation in equity ownership reflects to the seniority and role of each portfolio manager. John Hancock Asset Management (North America) to ensure retention through competitive compensation that rewards both individual and team performance. The overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys. By maximizing the performance bonus at the top of the second quartile, this structure ensures that the portfolio managers do not incur undue risk in the funds they manage.

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JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC

Active Bond Fund

Alternative Asset Allocation Fund

Asia Pacific Total Return Bond Fund

Emerging Markets Debt Fund

Fundamental Global Franchise Fund

Global Equity Fund

Income Allocation Fund

Lifestyle II Portfolios

Short Term Government Income Fund

Strategic Equity Allocation Fund

Strategic Income Opportunities Fund

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at JHAM (US) who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios (or portion thereof).

Fund	Portfolio Managers
Active Bond Fund and Short Term Government Income Fund	Jeffrey N. Given and Howard C. Greene
Alternative Asset Allocation Fund, Lifestyle II Portfolios, Retirement Choices Portfolios, Retirement Living Portfolios, Retirement Living II Portfolios, and Strategic Equity Allocation Fund	Robert Boyda, Marcelle Daher, and Nathan Thooft
Asia Pacific Total Return Bond Fund	Neal Capecci, Luc Froehlich, and Endre Pedersen
Emerging Markets Debt Fund	Roberto Sanchez-Dahl and Paolo H. Valle
Fundamental Global Franchise Fund	Walter T. McCormick,* CFA, Emory W. Sanders, Jr., CFA, and Jonathan White, CFA
Global Equity Fund	Paul Boyne and Doug McGraw
Income Allocation Fund	Robert Boyda, Marcelle Daher, Jeffrey N. Given, Thomas C. Goggins, Howard C. Greene, Daniel S. Janis, and Nathan Thooft, III
Strategic Income Opportunities Fund	Thomas C. Goggins, Daniel S. Janis, III, and Kisoo Park

* Effective April 1, 2016, Walter T. McCormick will no longer serve as a portfolio manager of this Fund.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Robert Boyda	13	$4,812	25	$8,105	0	0
Paul Boyne	0	0	7	$2,177	2	$328
Neal Capecci	1	$90	11	$785	20	$5,224
Marcelle Daher	13	$4,812	25	$8,105	0	0
Luc Froehlich	1	$90	11	$785	20	$5,224

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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Jeffrey N. Given	17	$42,781	5	$291	11	$5,340
Thomas C. Goggins	3	$4,141	21	$9,187	10	$6,626
Howard C. Greene	8	$14,689	5	$291	11	$5,340
Daniel S. Janis, III	4	$4,501	23	$9,309	10	$2,626
Walter T. McCormick	6	$8,219	25	$4,023	15	$2,274
Doug McGraw	0	0	7	$2,177	2	$328
Kisoo Park	3	$4,141	19	$7,382	10	$2,626
Endre Pedersen	1	$90	11	$785	20	$5,224
Roberto Sanchez-Dahl	0	0	2	$42	0	0
Emory W. Sanders, Jr.	6	$8,219	25	$4,023	15	$2,274
Nathan Thooft	13	$4,812	25	$8,105	0	0
Paolo H. Valle	0	0	2	$42	0	0
Jonathan White	4	$5,393	17	$2,373	13	$2,206

Performance-Based Fees for Other Accounts Managed. Of the accounts in the tables listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

Paul Boyne	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: One account in the amount of approximately $293 million.
Thomas C. Goggins	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: One account in the amount of approximately $600 million.
Daniel S. Janis, III	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: One account in the amount of approximately $600 million.
Walter T. McCormick	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Three accounts in the amount of approximately $684 million.
Doug McGraw	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: One account in the amount of approximately $293 million.
Kisoo Park	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: One account in the amount of approximately $600 million.
Emory W. Sanders, Jr.	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Three accounts in the amount of approximately $684 million.
Jonathan White	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: Three accounts in the amount of approximately $684 million.

Share Ownership by Portfolio Managers. The following table details the amount of shares of one or more of the Funds, within the stated dollar range, that the portfolio managers listed above beneficially owned as of August 31, 2015. Only those portfolio managers that owned shares of a Fund are shown.

Portfolio Manager	Fund
Robert Boyda	Alternative Asset Allocation Fund — $100,001 - $500,000 Retirement Living through 2020 Portfolio — $100,001 - $500,000
Paul Boyne	Global Equity Fund — Over $1,000,000
Marcelle Daher	Alternative Asset Allocation Fund — $10,001 - $50,000 Retirement Living through 2030 Portfolio — $100,001 - $500,000
Luc Froehlich	Asia Pacific Total Return Bond Fund — $100,001 - $500,000
Jeffrey N. Given	Active Bond Fund — $100,001 - $500,000
Thomas C. Goggins	Strategic Income Opportunities Fund — Over $1,000,000
Howard D. Greene	Active Bond Fund — $500,001 - $1,000,000
Daniel S. Janis, III	Strategic Income Opportunities Fund — Over $1,000,000
Doug McGraw	Global Equity Fund — $500,001 - $1,000,000
Endre Pedersen	Asia Pacific Total Return Bond Fund — $500,001 - $1,000,000
Roberto Sanchez-Dahl	Emerging Markets Debt Fund — $100,001 - $500,000
Emory W. Sanders, Jr.	Fundamental Global Franchise Fund — $500,001 - $1,000,000
Nathan Thooft	Alternative Asset Allocation Fund — $1 - $10,000 Retirement Living through 2045 Portfolio — $100,001 - $500,000
Paolo H. Valle	Emerging Markets Debt Fund — $100,001 - $500,000
Jonathan White	Fundamental Global Franchise Fund — $100,001 - $500,000

B-34

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Sub-Advisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Sub-Advisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Advisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Advisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Advisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Sub-Advisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Sub-Advisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Advisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

B-35

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Sub-Advisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

The Sub-Advisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Advisor, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Sub-Advisor. A limited number of senior investment professionals, who serve as officers of both the Sub-Advisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Advisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Advisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

•	The Profitability of the Sub-Advisor: The profitability of the Sub-Advisor and its parent company are also considered in determining bonus awards.

•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Sub-Advisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

JHF II Fund	Peer Group and/or Benchmark Index for Incentive Period
Lifestyle II Aggressive Portfolio	Morningstar US OE Large Blend
Lifestyle II Balanced Portfolio	Morningstar US OE Moderate Allocation

B-36

JHF II Fund	Peer Group and/or Benchmark Index for Incentive Period
Lifestyle II Conservative Portfolio	Morningstar US OE Conservative Allocation
Lifestyle II Growth Portfolio	Morningstar US OE Aggressive Allocation
Lifestyle II Moderate Portfolio	Morningstar US OE Conservative Allocation
Retirement Living through 2010 Portfolio	Morningstar US OE Target Date 2000-2010
Retirement Living through 2015 Portfolio	Morningstar US OE Target Date 2011-2015
Retirement Living through 2020 Portfolio	Morningstar US OE Target Date 2016-2020
Retirement Living through 2025 Portfolio	Morningstar US OE Target Date 2021-2025
Retirement Living through 2030 Portfolio	Morningstar US OE Target Date 2026-2030
Retirement Living through 2035 Portfolio	Morningstar US OE Target Date 2031-2035
Retirement Living through 2040 Portfolio	Morningstar US OE Target Date 2036-2040
Retirement Living through 2045 Portfolio	Morningstar US OE Target Date 2041-2045
Retirement Living through 2050 Portfolio	Morningstar US OE Target Date 2046-2050
Retirement Living through 2055 Portfolio	Morningstar US OE Target Date 2051+
Retirement Living through II 2010 Portfolio	Morningstar US OE Target Date 2000-2010
Retirement Living through II 2015 Portfolio	Morningstar US OE Target Date 2011-2015
Retirement Living through II 2020 Portfolio	Morningstar US OE Target Date 2016-2020
Retirement Living through II 2025 Portfolio	Morningstar US OE Target Date 2021-2025
Retirement Living through II 2030 Portfolio	Morningstar US OE Target Date 2026-2030
Retirement Living through II 2035 Portfolio	Morningstar US OE Target Date 2031-2035
Retirement Living through II 2040 Portfolio	Morningstar US OE Target Date 2036-2040
Retirement Living through II 2045 Portfolio	Morningstar US OE Target Date 2041-2045
Retirement Living through II 2050 Portfolio	Morningstar US OE Target Date 2046-2050
Retirement Living through II 2055 Portfolio	Morningstar US OE Target Date 2051+
Retirement Choices at 2010 Portfolio	Morningstar US OE Target Date 2000-2010
Retirement Choices at 2015 Portfolio	Morningstar US OE Target Date 2011-2015
Retirement Choices at 2020 Portfolio	Morningstar US OE Target Date 2016-2020
Retirement Choices at 2025 Portfolio	Morningstar US OE Target Date 2021-2025
Retirement Choices at 2030 Portfolio	Morningstar US OE Target Date 2026-2030
Retirement Choices at 2035 Portfolio	Morningstar US OE Target Date 2031-2035
Retirement Choices at 2040 Portfolio	Morningstar US OE Target Date 2036-2040
Retirement Choices at 2045 Portfolio	Morningstar US OE Target Date 2041-2045
Retirement Choices at 2050 Portfolio	Morningstar US OE Target Date 2046-2050
Retirement Choices at 2055 Portfolio	Morningstar US OE Target Date 2051+
Strategic Equity Allocation Fund	Morningstar US OE World Stock
Alternative Asset Allocation Fund	Morningstar US OE Multialternative
Income Allocation Fund	Morningstar US OE Conservative Allocation
Strategic Income Opportunities Fund	Morningstar US OE Multisector Bond
Active Bond Fund	Morningstar US OE Intermediate Term Bond
Asia Pacific Total Return Bond Fund	Morningstar US OE World Bond
Fundamental Global Franchise Fund	Morningstar US OE World Stock
Global Equity Fund	Morningstar US OE World Stock

B-37

JHF II Fund	Peer Group and/or Benchmark Index for Incentive Period
Emerging Markets Debt Fund	Morningstar US OE Emerging Markets Bond
Short Term Government Income Fund	Morningstar US OE Short Government

B-38

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

Global Bond Fund

Real Return Bond Fund

Total Return Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at PIMCO who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Global Bond Fund	Andrew Balls, Sachin Gupta, and Lorenzo Pagani
Real Return Bond Fund	Jeremie Banet and Mihir Worah
Total Return Fund	Mark R. Kiesel, Scott Mather, and Mihir Worah

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he manages.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Andrew Balls	8	$11,877.97	24	$18,364.23	40	$22,865.78
Jeremie Banet	12	$29,154.45	4	$242.72	2	$796.44
Sachin Gupta	12	$14,723.57	23	$8,563.99	28	$8,644.33
Lorenzo Pagani	6	$10,222.44	17	$4,821.15	41	$9,729.76
Mark R. Kiesel	23	$165,075.09	58	$57,361.86	135	$70,130.75
Scott Mather	24	$149,845.19	24	$15,059.92	23	$13,812.55
Mihir Worah	41	$170,423.28	36	$22,381.81	60	$30,375.66

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Andrew Balls	0	$0	0	$0	9	$2,927.61
Sachin Gupta	0	$0	1	$52.89	1	$71.66
Lorenzo Pagani	0	$0	0	$0	2	$615.49
Mark R. Kiesel	0	$0	6	$766.63	8	$1,603.73
Scott Mather	0	$0	10	$7,702.11	20	$7,354.06
Mihir Worah	0	$0	1	$100.98	3	$2,522.74

Ownership of fund shares. None of the Fund’s portfolio managers beneficially owned any shares of the Fund as of August 31, 2015.

potential Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or

B-39

other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

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Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

•	Base Salary – Base salary is built on core job responsibilities, market factors and internal positions/levels. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular instalments throughout the year and payment dates are in line with local practice.

•	Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for evaluation throughout the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•	Equity or Long-term Incentive Compensation – Equity and Long-term incentive compensation allow key professionals to participate in the long-term growth of the firm. M Options and/or Long Term Incentive Plan (LTIP) are awarded to professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and equity or long-term incentive awards. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

o	The M Unit program provides employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

o	The LTIP award provides cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year basis. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

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•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

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QS INVESTORS, LLC

All Cap Core Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Russell Shtern and Robert Wang are jointly and primarily responsible for the day to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in All Cap Core Fund.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Russell Shtern	4	$811	3	$231	6	$450
Robert Wang	4	$811	7	$1,619	8	$549

There are no accounts managed by these portfolio managers that pay fees based upon performance.

Ownership of fund shares. Neither of the Fund’s portfolio managers beneficially owned any shares of the Fund as of August 31, 2015.

POTENTIAL CONFLICTS OF INTEREST

QS Investors maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or other accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, its cash position, investment guidelines and restrictions, sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS Investors to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or

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accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

Investment professionals employed by QS Investors may manage personal accounts in which they have a beneficial interest with holdings similar to those of client accounts. QS Investors has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

QS Investors allows its employees to trade in securities that it recommends to advisory clients. QS Investors’ employees may buy, hold or sell securities at or about the same time that QS Investors is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information.

COMPENSATION

Compensation for all investment professionals includes a combination of base salary and annual performance bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

•	Competitive base salaries;

•	Individual performance-based bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and

•	Corporate profit sharing.

Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.

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ROBECO INVESTMENT MANAGEMENT, INC., doing business as BOSTON PARTNERS (“BP”)

Redwood Fund

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

Todd C. Hawthorne is primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which the Fund’s portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investments in the Fund.

The following tables reflect information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Todd C. Hawthorne	0	$0	0	$0	0	$0

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Todd C. Hawthorne	0	$0	0	$0	0	$0

Share Ownership by Portfolio Manager. As of August 31, 2015, Mr. Hawthorne did not own any shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

The compensation paid to BP for managing the Fund is based on a percentage of assets under management and for certain accounts on a performance fee. Portfolio managers benefit from BP revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by BP on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. BP allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, BP aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION

All investment professionals receive a variable compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through BP’s bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.        Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;

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2.        Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

3.        Investment Team Performance: the financial results of the investment group; and

4.        Firm-wide Performance: the overall financial performance of BP.

Total revenues generated by any particular product affect the total available bonus pool for the analysts and Portfolio Managers associated with that product. The discretionary bonus assessment is done annually. In the case of John Hancock Disciplined Value Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, the Russell 1000 Value Index, and compared to its consultant peer group for large cap value. In the case of John Hancock Disciplined Value Mid Cap Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, Russell Midcap Index and a consultant peer group for midcap value. Returns are evaluated on a pre-tax basis.

In addition, BP offers a profit participation plan focused on the firm's investment professionals whereby participants receive the equivalent of an equity stake in the firm based on a combination of factors, including the product investment performance and the investment professional’s seniority and longevity with BP. The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

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T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price International Ltd serves as a sub-subadvisor*

Blue Chip Growth Fund

Capital Appreciation Value Fund

Equity Income Fund

Health Sciences Fund

Mid Value Fund

Real Estate Equity Fund

Science & Technology Fund

Small Company Value Fund

Spectrum Income Fund*

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio manager at T. Rowe Price who is primarily responsible for the day-to-day management of each stated Fund’s portfolio (or portion thereof subadvised by T. Rowe Price).

Fund	Portfolio Manager
Blue Chip Growth Fund	Larry J. Puglia, CFA, CPA
Capital Appreciation Value Fund	David R. Giroux, CFA, CPA
Equity Income Fund	John D. Linehan
Health Sciences Fund	Taymour Tamaddon, CFA
Mid Value Fund	David J. Wallack
Real Estate Equity Fund	David M. Lee, CFA
Science & Technology Fund*	Ken Allen
Small Company Value Fund	J. David Wagner, CFA
Spectrum Income Fund	Charles M. Shriver

*     Also subadvised by AllianzGI U.S.

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund that he manages.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Account	Assets
Kennard W. Allen	3	$4,021,527,782	0	$0	0	$0
David Giroux	6	$34,106,330,790	1	$316,930,433	0	$0
David Lee	1	$4,831,682,101	0	$0	0	$0
John D. Linehan	4	$7,142,086,465	3	$4,259,812,471	26	$4,227,672,106
Larry J. Puglia	8	$35,582,022,222	2	$3,535,348,694	21	$5,916,513,654
Charles M. Shriver	12	$24,072,482,500	5	$1,944,412,524	10	$751,056,247
Taymour Tamaddon	5	$17,934,497,170	0	$0	1	$193,153,954
J. David Wagner	5	$8,846,332,123	1	$837,998,900	4	$238,260,823
David Wallack	2	$11,989,166,524	1	$1,037,545,290	2	$182,598,835

There are no accounts that pay fees based upon performance.

Ownership of fund shares. None of the portfolio managers listed in the above table beneficially owned any shares of the Funds that they managed as of August 31, 2015.

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POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of the other account(s) included this response.

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

COMPENSATION

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

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TEMPLETON INVESTMENT COUNSEL, LLC (subadvisor)

TEMPLETON GLOBAL ADVISORS LIMITED (sub-subadvisor)

International Value Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Peter A. Nori, CFA, Tucker Scott, CFA, and Cindy L. Sweeting, CFA, are jointly and primarily responsible for the day to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Peter Nori	13	$14,578.7	2	$2,110.6	25	$7,052.9
Tucker Scott	14	$32,612.9	5	$9,209.1	1	$141.6
Cindy Sweeting	14	$13,935.5	5	$2,339.5	35	$9,970.0

Of these accounts, Peter Nori and Cindy Sweeting each manages one other account with assets of $217.6 million that pays fees based upon performance.

Ownership of Fund shares. None of the portfolio managers listed in the above table beneficially owned any shares of the Fund as of August 31, 2015.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

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COMPENSATION

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefit package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentive of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manage, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and program available generally to all employees of the investment manager.

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WELLINGTON MANAGEMENT COMPANY LLP
(“Wellington Management”)

Alpha Opportunities Fund

Investment Quality Bond Fund

Mid Cap Stock Fund

Small Cap Growth Fund

Small Cap Value Fund

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at Wellington Management who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Alpha Opportunities Fund	Kent M. Stahl, CFA, and Gregg R. Thomas, CFA
Investment Quality Bond Fund	Robert D. Burn, CFA, Campe Goodman, CFA, Lucius T. (L.T.) Hill III,* and Joseph F. Marvan, CFA
Mid Cap Stock Fund	Mario E. Abularach, CFA, Michael T. Carmen, CFA, and Stephen Mortimer
Small Cap Growth Fund	Mario E. Abularach, CFA, Steven C. Angeli, CFA, and Stephen Mortimer
Small Cap Value Fund	Timothy J. McCormack, CFA, and Shaun F. Pedersen

* Effective June 30, 2016, Lucius T. (L.T.) Hill III will no longer serve as a portfolio manager of this Fund.

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages.

The following table reflects information as of August 31, 2015, except that information for Robert D. Burn is dated as of November 30, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Mario E. Abularach	10	10,603,582,783	1	43,999,623	8	880,865,641
Steven C. Angeli	12	3,860,149,035	19	1,870,176,991	19	1,807,647,405
Robert D. Burn	0	0	0	0	1	77,389,260
Michael T. Carmen	16	10,908,916,447	23	2,424,880,958	11	1,629,902,581
Campe Goodman	16	10,648,721,141	17	2,680,154,863	53	26,844,618,328
Lucius T. (L.T.) Hill, III	16	22,824,990,495	18	2,436,504,131	54	30,591,067,056
Joseph F. Marvan	18	11,874,550,615	16	3,277,769,063	61	37,659,636,403
Timothy J. McCormack	10	1,798,467,111	6	1,523,907,144	24	1,728,793,425
Stephen Mortimer	14	12,532,265,072	3	188,750,666	8	880,865,641
Shaun F. Pedersen	10	1,798,467,111	8	1,659,412,699	27	2,318,760,507
Kent M. Stahl	11	24,749,152,441	2	320,286,538	1	222,130,872
Gregg R. Thomas	11	24,749,152,441	1	319,354,526	1	222,130,872

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Mario E. Abularach	0	0	0	0	1	177,004,256
Steven C. Angeli	0	0	6	666,930,176	2	576,938,028
Robert D. Burn	0	0	0	0	1	77,389,260
Michael T. Carmen	0	0	5	667,518,922	1	395,593,611
Campe Goodman	0	0	0	0	1	485,184,976
Lucius T. (L.T.) Hill, III	0	0	0	0	1	485,273,212
Joseph F. Marvan	0	0	0	0	1	485,273,212

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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Timothy J. McCormack	0	0	0	0	1	195,620,564
Stephen Mortimer	0	0	0	0	1	177,004,256
Shaun F. Pedersen	0	0	0	0	2	235,435,510

Ownership of fund shares. As of August 31, 2015 (November 30, 2015, for Robert D. Burn), the portfolio managers listed above did not beneficially own any shares of the Funds that they managed.

POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the relevant Fund. Messrs. Angeli, Abularach, Carmen, Goodman, Hill, Marvan, McCormack, Mortimer, and Pedersen also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professional are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION

Wellington Management receives a fee based on the assets under management of the Funds as set forth in an Investment Subadvisory Agreement between Wellington Management and the Advisor with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended August 31, 2015.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers

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listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional's experience and performance in his role as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. With the exception of Alpha Opportunities Fund, each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund, is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to the Investment Professionals, which has no performance-related component, is based on revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abularach, Angeli, Carmen, Goodman, Hill, Marvan, McCormack, Mortimer, Pedersen, Stahl, and Thomas are Partners.

FUND	INCENTIVE BENCHMARK(S) / PEER GROUPS

Alpha Opportunities Fund	Not Applicable

Investment Quality Bond Fund	Effective May 1, 2014, Barclays US Aggregate Bond Index. Prior to May 1, 2014, Barclays US Government (50%) and Barclays US Credit Bond (50%)

Mid Cap Stock Fund	Russell Mid Cap Growth (50%) and Gross Lipper Mid Cap Growth Average (50%)

Small Cap Growth Fund	Russell 2000 Growth Index

Small Cap Value Fund	Russell 2500 Value Index (Pedersen); Russell 2000 Value Index (McCormack)

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WELLS CAPITAL MANAGEMENT, INCORPORATED

(“WellsCap”)

Core Bond Fund

U.S. High Yield Bond Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at WellsCap who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Core Bond Fund	Thomas O’Connor, CFA and Troy Ludgood
U.S. High Yield Bond Fund	Niklas Nordenfelt, CFA and Philip Susser

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages.

The following table reflects information as of August 31, 2015:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Assets (in millions)	Accounts	Assets (in millions)	Accounts	Assets (in millions)
Troy Ludgood	9	$12,717	4	$2,843	40	$12,289
Niklas Nordenfelt	4	$1,471	5	$264	14	$1,409
Thomas O’Connor	9	$12,717	4	$2,843	40	$12,289
Phil Susser	4	$1,471	5	$264	14	$1,409

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Troy Ludgood	0	$0	0	$0	1	$552
Niklas Nordenfelt	0	$0	0	$0	0	$0
Thomas O’Connor	0	$0	0	$0	1	$552
Phil Susser	0	$0	0	$0	0	$0

Ownership of fund shares. None of the portfolio managers listed in the above table beneficially owned any shares of the funds that they managed as of August 31, 2015.

POTENTIAL CONFLICTS OF INTEREST

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys in order to provide Wells Capital Management with market-based compensation information to help support individual pay decisions. In addition to investment management compensation surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds

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or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

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WESTERN ASSET MANAGEMENT COMPANY

(“Western Asset”)

Western Asset Management Company Limited is sub-sub advisor*

Floating Rate Income Fund*

High Yield Fund*

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at Western Asset who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Floating Rate Income Fund	Michael C. Buchanan, S. Kenneth Leech, and Timothy J. Settel
High Yield Fund	Michael C. Buchanan and S. Kenneth Leech

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Michael C. Buchanan	44	$40,322,935,204	75	$34,897,878,056	188	$51,530,981,286
S. Kenneth Leech	110	$189,420,466,550	271	$86,066,752,323	632	$171,952,951,975
Timothy J. Settel	5	$3,921,693,141	16	$5,828,483,210	13	$2,614,448,244

Other Accounts Managed – Of Total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Michael C. Buchanan	0	$0	9	$1,676,703,227	57	$17,063,141,897
S. Kenneth Leech	0	$0	4	$1,215,859,252	21	$7,722,603,433
Timothy J. Settel	0	$0	2	$1,024,205,281	0	$0

Ownership of fund shares. None of the portfolio managers listed owned any beneficially owned any shares of the Funds that they managed as of August 31, 2015.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech is involved in the management of all the firm’s portfolios, but is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

POTENTIAL CONFLICTS OF INTEREST

Western Asset has identified several potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may

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be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for mutual funds, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1 - ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

COMPENSATION

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and Western Asset as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to Western Asset as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Western Asset and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

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APPENDIX C

JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES

POLICY:

General

The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to fund securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated fund management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to fund securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to fund securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

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B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds (the “Adviser”) or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds

a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.

If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

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Securities Lending Program

Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

PROCEDURES:

Review of Subadvisers’ Proxy Voting

The Trust has delegated proxy voting authority with respect to fund securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each subadviser is responsible for the following:

1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes fund securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

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Adviser Responsibilities

Proxy Voting Procedures

Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the adviser votes shares of an Underlying Fund consistent with these proxy voting policies and procedures and in the best interest of shareholders of the Trust.

Providing the Board of the Trust with a copy and description of the Adviser Policy, accompanied by a certification that represents that the Adviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Board with notice of any amendment or revision to that Adviser Policy or with a description thereof. The Adviser is required to report all material changes to the Adviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to Adviser Policy during the period covered by the report.

Providing the Board with a quarterly certification indicating that the Adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Adviser Policy and these proxy voting policies and procedures. If the Adviser voted any proxies in a manner inconsistent with the Subadviser Policy, the Adviser will provide the adviser with a report detailing the exceptions.

Proxy Voting Service

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC. The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

Proxy Voting Service Responsibilities

Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1) multiple report export options;

2) report customization by fund-account, fund manager, security, etc.; and

3) account details available for vote auditing.

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Form N-PX Preparation and Filing:

The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

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Schedule A

PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Variable Insurance	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007
John Hancock Bond Trust	September 11, 2007
John Hancock California Tax-Free Income Fund	September 11, 2007
John Hancock Capital Series	September 11, 2007
John Hancock Current Interest	September 11, 2007
John Hancock Equity Trust	September 11, 2007
John Hancock Investment Trust	September 11, 2007
John Hancock Investment Trust II	September 11, 2007
John Hancock Investment Trust III	September 11, 2007
John Hancock Institutional Series Trust	September 11, 2007
John Hancock Municipal Securities Trust	September 11, 2007
John Hancock Series Trust	September 11, 2007
John Hancock Sovereign Bond Fund	September 11, 2007
John Hancock Strategic Series	September 11, 2007
John Hancock Tax-Exempt Series	September 11, 2007
John Hancock World Fund	September 11, 2007
John Hancock Preferred Income Fund	September 11, 2007
John Hancock Preferred Income Fund II	September 11, 2007
John Hancock Preferred Income Fund III	September 11, 2007
John Hancock Patriot Select Dividend Fund	September 11, 2007
John Hancock Patriot Premium Dividend Fund II	September 11, 2007
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007
John Hancock Income Securities Trust	September 11, 2007
John Hancock Investors Trust	September 11, 2007

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John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007
John Hancock Financial Trends	September 11, 2007
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007

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JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

&

JOHN HANCOCK ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

General

John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).

Fiduciary Duty

The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies

The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•	Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•	The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where

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the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•	The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest

In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.

If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds

The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)

The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.

Records Retention

The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:

i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

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iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards

The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.

If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.

In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

Adopted: December 2007

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ALLIANZ GLOBAL INVESTORS

GLOBAL CORPORATE GOVERNANCE GUIDELINES AND

PROXY VOTING POLICY

MARCH 2014

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PREAMBLE

Allianz Global Investors is a trusted partner for clients across all major asset classes. Our teams can be found in 19 markets worldwide, with a strong presence in the US, Europe and Asia-Pacific. With an integrated investment platform consisting of approximately 500 investment professionals, we cover all major business centres and growth markets. Our global capabilities are delivered through local teams to ensure best-in-class service.

Our parent company, Allianz SE, is one of the leading financial service providers worldwide with strong business fundamentals. Allianz SE operates in 70 countries, serving more than 76 million customers around the globe.

This document lays out the Global Corporate Governance Guidelines and Proxy Voting Policy for Allianz Global Investors. An international standard is particularly difficult to formulate, as it has to deal with our fiduciary duty, as well as differences in local regulations and market practices. The Global Corporate Governance Guidelines and Proxy Voting Policy are detailed as follows in the form of voting criteria, which provide a framework for analysis but are not necessarily applied systematically in the form of box-ticking. Their objective is to give a generally applicable answer for all points, as well as indications to help each entity with regard to those voting criteria that need to be modified to reflect local corporate governance best practice. We will evaluate governance issues on a case-by-case basis using the Global Corporate Governance Guidelines and Proxy Voting Policy but take into account the variances across markets in regulatory and legal frameworks, best practices, actual market practices, and disclosure regimes (including, but not limited to, the UK Corporate Governance Code and the NAPF Corporate Governance Policy and Voting Guidelines, the ASX Corporate Governance Principles and Recommendations (Australia), the Dutch Corporate Governance Code, AFEP Corporate Governance Code of Listed Corporations (France), the German Corporate Governance Code, the Hong Kong Code on Corporate Governance, the Swedish Code of Corporate Governance, and the Swiss Code of Best Practice for Corporate Governance).

While the Global Corporate Governance Guidelines and Proxy Voting Policy often provide explicit guidance on how to vote proxies with regard to specific issues that appear on the ballot, they are not intended to be exhaustive. Rather, these guidelines are intended to address the most significant and frequent proxy issues that arise. Each proxy issue will be subject to rigorous analysis of the economic impact of that issue on the long-term share value. All votes shall be cast solely in the long-term interest of shareholders.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, our Proxy Voting Committees are responsible for addressing how Allianz Global Investors resolves such material conflicts of interest with its clients.

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DISCLAIMER

The Allianz Global Investors Corporate Governance Guidelines and Proxy Voting Policy represent a set of recommendations that were agreed upon by Allianz Global Investors’ Global Executive Committee. These Guidelines and Policy were developed to provide Allianz Global Investors entities with a comprehensive list of recommendations that provide guidance to each Allianz Global Investors entity in determining how to vote proxies for its clients. These guidelines allow each Allianz Global Investors entity the discretion to vote proxies in accordance with local laws, standards and client requirements, as appropriate, independently of influence either directly or indirectly by parent or affiliated companies. The governance structures of each of the Allianz Global Investors legal entities allow that entity to execute proxy voting rights on behalf of clients independently of any Allianz Global Investors parent or affiliated company. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these legal entities and to our fiduciary duty to act in the best interests of our clients. These Guidelines and Policy represent the views and guidance of Allianz Global Investors as at the date of publication. They may be subject to change at any time. The Guidelines and Policy are for Allianz Global Investors internal guidance purposes only and are not intended to be relied upon by any third party.

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SECTION 1: BOARD OF DIRECTORS

1.1 Composition and Structure of the Board

1.1.1 Chairman and CEO

Allianz Global Investors believes that the roles of Chairman and Chief Executive Officer should be separate, as there should be a clearly accepted division of responsibility at the head of the company. Allianz Global Investors will generally vote in favour of resolutions requiring an independent chairman.

1.1.2 Independence of the Board of Directors

Allianz Global Investors believes that there should be a majority of independent directors on the board, as far as legal regulations do not impose constraints on the composition of the board by law. In markets where independence of directors is currently not standard market practice, Allianz Global Investors will encourage moves towards a more independent board.

Allianz Global Investors considers independence to be an important criterion when voting for board members but will take into account other factors as well, as described elsewhere in these guidelines.

Allianz Global Investors expects companies to appoint a senior independent director, who acts as a crucial conduit for shareholders to raise issues of particular concern.

While dealing with specific corporate structures, Allianz Global Investors also considers the following points:

•	State-owned companies: there should be a sufficient number of directors independent from the company and the government.
•	Subsidiary of multinational organisations: there should be a sufficient number of directors independent from the group.
•	Family-controlled companies should provide sufficient information, which makes the relationship of non-dependent directors to the family more transparent.

1.1.3 Competence and Experience of the Board

The board should have a requisite balance of special skills, competence, experience, and knowledge of the company and of the industry the company is active in. This should enable the directors to discharge their duties and responsibilities in an effective way.

1.1.4 Diversity of the Board

While the board members’ independence, competence, skills and experience are of high importance, the board of directors is also encouraged to have a diversified representation in terms of education, age, nationality, gender, etc.

In this respect Allianz Global Investors generally votes in favour of requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably diversified in relation to companies of similar size and industry as well as local laws and practices.

1.1.5 Size of the Board

Allianz Global Investors generally supports proposals requiring shareholder approval to fix or alter the size of the board. Allianz Global Investors supports boards of between four and 18 directors.

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1.1.6 Classified Boards

Allianz Global Investors votes against the introduction of classified/staggered boards and supports efforts to declassify boards.

1.1.7 Age Limits and Tenure Limits

Allianz Global Investors generally does not support minimum or maximum age or tenure limits.

1.1.8 Board Committees

Allianz Global Investors believes that there should be three key committees specialising in audit, director nomination and compensation issues. Such committees constitute a critical component of corporate governance and contribute to the proper functioning of the board of directors. The remuneration committee should be responsible for setting remuneration for all executive directors and the chairman.

Allianz Global Investors supports having two audit committee members with some auditing/accounting expertise on audit committees at large cap firms. In addition Allianz Global Investors strongly supports the establishment of a separate and independent risk committee responsible for supervision of risks within the company.

In general the majority of the members of these committees should be independent non-executive directors.

Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

1.1.9 Director Conflicts of Interest

Allianz Global Investors expects companies to have a process for identifying and managing conflicts of interest directors may have. Individual directors should seek to avoid situations where there might be an appearance of a conflict of interest. If a director has an interest in a matter under consideration by the board, then the director should recuse himself from those discussions.

1.2 Election of Board of Directors

1.2.1 Information on Directors

Allianz Global Investors expects companies to provide comprehensive and timely information on their directors, in order to be enabled to assess the value they provide. The company should also disclose the positions and mandates of the directors in the annual report.

The disclosure should include but not be limited to the biographical information, information on core competencies and qualifications, professional or other background, recent and current board and management mandates at other companies, factors affecting independence as well as board and committee meetings attendance.

The list of candidates should be available in a timely manner.

While Allianz Global Investors encourages the possibility to vote for each director individually, a bundled proposition on the election (or discharge) of the directors may be considered if Allianz Global Investors is satisfied with the performance of every director. Nevertheless, sufficient information should be provided, and all the directors should fulfil also other criteria, as mentioned in 1.2.4., in such a case.

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1.2.2 Term of Directors’ Contract

For executive directors, long-term incentives are considered key. Overly short-term contracts may be counterproductive in this respect. Allianz Global Investors encourages instead that the contract terms state clear performance measurement criteria, while refraining from stipulating excessive severance packages.

For non-executive directors, Allianz Global Investors generally supports minimum contract terms of three years and maximum contract terms of five years with annual approval, except when local market practices differ. In markets where shorter or longer terms are industry standard, Allianz Global Investors will consider voting against directors with terms which substantially deviate from best practice in those markets.

1.2.3 Attendance of Board and Committee Meetings

Allianz Global Investors believes that all directors should be able to allocate sufficient time and effort to the company to discharge their responsibilities efficiently. Thus, the board members should attend at least 75% of board and—in cases where directors are board committee members-committee meetings.

Allianz Global Investors expects information about attendance of the board and committee meetings to be disclosed, and will support initiatives to in this sense in markets where it is not yet standard practice.

1.2.4 Discharge of the Board

Allianz Global Investors will consider the criteria on attendance, performance, competence etc. when voting on propositions to discharge the board.

Allianz Global Investors will vote against single directors or the whole board in cases of established fraud, misstatements of accounts and other illegal acts.

1.2.5 Multiple Directorships

Allianz Global Investors believes that directors should be able to allocate sufficient time to performing their duties as board members efficiently. Therefore, Allianz Global Investors will vote against directors who are members of more than 6 boards of listed companies, or more than 3 boards of listed companies if the director is a chair or CEO of a listed company (i.e. Chair or CEO mandate + 3 outside directorships). Only under exceptional circumstances (e.g. conglomerate) may we deviate from these maximums.

1.2.6 Majority Voting for Directors

Allianz Global Investors believes that one of the fundamental rights shareholders have is the power to elect or remove corporate directors. Allianz Global Investors generally believes that a majority voting standard is an appropriate mechanism to provide greater board accountability. Based on our beliefs, Allianz Global Investors would in general vote in favour of proposals that would require the implementation of a majority voting standard for elections of directors in uncontested director elections.

There should be no provisions in place that hamper modifications to the composition of the board or impede the ability to adapt quickly to changing environments. Allianz Global Investors would support cumulative voting in case it substantially enhances minority shareholders’ rights in a particular company and has the potential to add value.

1.2.7 Shareholder Access to Board of Directors

Shareholders should be able to nominate director candidates for the board.

1.2.8 Legal Indemnification of Board Members

Allianz Global Investors will consider voting against proposals that would limit or eliminate all liability for monetary damages for directors and officers who violate the duty of care. Allianz Global Investors would

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also consider voting against proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, Allianz Global Investors may consider voting for expanded coverage.

1.2.9 Proxy Contests

Proxy contests are among the most difficult and most crucial corporate governance decisions because an investor must attempt to determine which group is best suited to manage the company. Allianz Global Investors will vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

1.2.10 Reimburse Proxy Solicitation Expenses

Allianz Global Investors will vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, Allianz Global Investors will support the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Allianz Global Investors will generally support shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

SECTION 2: REMUNERATION AND BENEFITS

2.1 Executive and Director Compensation

2.1.1 Compensation of Executive Directors and Senior Managers

Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining truly superior performance.

Allianz Global Investors believes that executive directors should be encouraged to receive a certain percentage of their salary in form of company stock. Therefore Allianz Global Investors would generally support the use of reasonably designed stock-related compensation plans, including appropriate deferrals.

Each director’s share option schemes should be clearly explained and fully disclosed (including exercise prices, expiry dates and the market price of the shares at the date of exercise) to both shareholders and participants, and should be subject to shareholder approval. They should also take into account appropriate

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levels of dilution. Overall, share options plans should be structured in a way to reward above-median performance.

Allianz Global Investors would generally vote against equity award plans or amendments that are too dilutive (e.g. greater than 5%) and expensive to existing shareholders, may be materially altered (cancellation and re-issue, re-testing and especially re-pricing of options, or the backdating of options) without shareholder approval, allow management significant discretion in granting certain awards, or are otherwise inconsistent with the interests of shareholders.

2.1.2 Performance Measurement and Disclosure of Performance Criteria and Achievement

Allianz Global Investors reserves the right to vote against boards or individual directors if performance has been significantly unsatisfactory for a prolonged time.

For performance measurement different criteria should be taken into consideration:

•	The management goals should be linked to the mid- and long-term goals of the company.

•	It is not sensible to define companies’ performance by only one dimension or key indicator (such as EPS). Therefore, a healthy mixture of various indicators should be considered.

•	A very important criterion is the sustainability of companies’ performance. Social, environmental and governance issues should be integrated into the companies’ performance measurement to the degree possible.

•	Performance measurement should incorporate risk considerations so that there are no rewards for taking inappropriate risks at the expense of the company and its shareholders.

•	Performance should be measured over timescales (minimum 3 years) which are sufficient to determine that value has in fact been added for the company and its shareholders.

The performance criteria used by the companies as well as their achievement should be disclosed to the shareholders.

2.1.3 Compensation of Non-Executive Directors

Allianz Global Investors believes that compensation for non-executive directors should be structured in a way which aligns their interests with the long-term interests of the shareholders, does not compromise their independence from management or from controlling shareholders of the company and does not encourage excessive risk-taking behaviour.

In particular the following elements should be taken into account:

•	Compensation should be in line with industry practice, with no performance link.

•	The amount of time and effort that the directors can invest in the company, given other directorships they may have.

2.1.4 Remuneration Committee and “Say on Pay”

Any remuneration policy should be determined by independent remuneration committees, be transparent and fully disclosed (to shareholders for every executive and non-executive director) in a separate Remuneration Report within the Annual Report. Allianz Global Investors will evaluate proposals to approve the company’s remuneration policy or the company’s Remuneration Report on a case-by-case basis, taking into account Allianz Global Investors’ approach to executive and non-executive director compensation as described elsewhere in these guidelines.

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In the US market, the Dodd-Frank Act requires advisory votes on pay, and requires that the proxy for the first annual or other meeting of the shareholders occurring after the enactment includes a vote item to determine going forward the frequency of the say-on-pay vote by shareholders to approve compensation.

Allianz Global Investors will support annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Allianz Global Investors encourages companies to increase transparency in this respect, and furthermore in general supports moves to empower shareholders with regard to having a say on the remuneration policy. Allianz Global Investors pays close attention to perquisites, including pension arrangements, and will vote against them if deemed excessive.

2.1.5 Special Provisions

Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.

Transaction bonuses, executive severance agreements, poison pills or other retrospective ex-gratia payments should be subject to shareholder approval and should not be excessive.

Allianz Global Investors believes that clawbacks should be used in order to better align long-term incentives of executive directors with the interests of the shareholders.

Allianz Global Investors also:

•	Votes against retirement benefits for non-executive directors.

•	Believes that severance pay should not exceed one year’s fixed salary or two years if the executive is dismissed during his first term of office.

2.2 Employee Remuneration

Remuneration structures and frameworks for the employees should reinforce the corporate culture and foster above-average performance. In this respect and in accordance with applicable law Allianz Global Investors encourages companies to provide shareholders with information on the ratio between senior management and median employee compensation.

Performance measurement for staff remuneration should incorporate risk considerations to ensure that there are no rewards for taking inappropriate risks at the expense of the company and its shareholders.

Allianz Global Investors will consider voting against stock purchase plans with discounts exceeding 15%. Allianz Global Investors will also vote against share issues to employees which appear to excessively dilute existing shareholder capital.

SECTION 3: AUDIT

3.1 Role of Audit

Allianz Global Investors recognizes the critical importance of financial statements which provide a complete and precise picture of a company’s financial status. Allianz Global Investors would generally support the audit committee to scrutinize auditor fees and the independence of the audit function. Independence is vital for audit quality.

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3.2 Role of Audit Committee

Allianz Global Investors believes that the most important responsibilities of the Audit Committee are:

•	Assuring itself and shareholders of the quality of the audit carried out by the auditors as well as reviewing and monitoring their independence and objectivity.

•	Requiring a maximum tenure period for auditors of 15 years in order to safeguard shareholders’ long term interests. Audit committees should establish a system of mandatory tendering every 5-7 years, combined with mandatory rotation after no more than 15 years. The tender should involve at least two candidates (other than the incumbent) to ensure genuine competition and to open the market to new entrants. There should be a “clear water” period of at least 5 years before an auditor can be re-appointed. The transitional arrangements allow for up to six years from 2014 for firms with auditors in situ for more than 20 years.

•	Ensuring that audit reports outline the key areas of judgment and audit risk, assumptions underlying fair value estimates and items of disagreements with management.

•	Reviewing and monitoring key auditing and accounting decisions.

•	Making recommendations to the board for consideration and acceptance by shareholders, in relation to the appointment, reappointment and, if necessary, the removal of the external auditors.

•	Approval of the remuneration and terms of engagement of external auditors.

The board should disclose and explain the main role and responsibilities of the audit committee and the process by which the audit committee reviews and monitors the independence of the external auditors.

3.3 Independence of Auditors

Allianz Global Investors believes that annual audits should be carried out by an independent, external audit firm. The audit committee should have ongoing dialogue with the external audit firm without presence of management. Any resignation of an auditor as well as the reasons for such resignation should be publicly disclosed. Allianz Global Investors favours restrictions on non-audit work for audit clients. We believe the cost of non-audit work should not exceed 50% of the cost of audit fees. If the ratio rises above 50% the audit committee should bring down the ratio within 12 months, or select a new audit firm at the next tender. Whichever action is taken should be disclosed in the next annual report.

3.4 Remuneration of Auditors

Companies should be encouraged to delineate clearly between audit and non-audit fees. The breakdown of the fees should be disclosed. Audit committees should keep under review the non-audit fees paid to the auditor and in relation to the company’s total expenditure on consultancy. Audit fees should never be excessive.

SECTION 4: RISK MANAGEMENT AND INTERNAL CONTROL

4.1 Role of Risk Management

Allianz Global Investors believes that boards with high standards of corporate governance will be better able to make sound strategic decisions and to oversee the approach to risk management. Boards need to understand and ensure that proper risk management is put in place for all material and relevant risks that the company faces.

4.2 Risk Management Process

The board has the responsibility to ensure that the company has implemented an effective and dynamic ongoing process to identify risks, measure their potential outcomes, and proactively manage those risks to the extent appropriate.

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The Chief Risk Officer should be a member of the main Board. 4.3 Risk Management Documentation

Companies should maintain a documented risk management plan. The board should approve the risk management plan, which it is then the responsibility of management to implement. Risk identification should adopt a broad approach and not be limited to financial reporting; this will require consideration of relevant financial, operational and reputational risks.

Allianz Global Investors in general supports proposals which require the board to conduct a review of the effectiveness of the company’s risk management and internal control systems and the risk management plan at least annually.

4.3 Risk Committee

Allianz Global Investors strongly supports the establishment of a risk committee responsible for supervision of risks within the company. If necessary the board or the risk committee should seek independent external support to supplement internal resources.

SECTION 5: SUSTAINABILITY ISSUES

Allianz Global Investors customarily reviews shareholder proposals concerning sustainability issues. Consideration should be given to the circumstances of a particular environmental, social, governance or ethical issue and whether this may have financial consequences, either directly or indirectly for the company.

In these cases, Allianz Global Investors would consider:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	what other companies have done in response to the issue in question.

Allianz Global Investors generally supports proposals that encourage increased transparency on forward-looking and strategy-related sustainability issues deemed material to the financial performance of the company.

Allianz Global Investors can leverage its dedicated Sustainability Research team to formulate coherent and insightful opinions reflecting best practice for all industries globally, guided by national and international law and voluntary codes of good practice developed by authoritative bodies.

As a signatory to the UN Principles for Responsible Investment, Allianz Global Investors is committed where appropriate, to actively implementing the principles into its voting activities.

SECTION 6: CAPITAL STRUCTURE AND CORPORATE FINANCE

6.1 Capital Increases

6.1.1 Increase in Authorised Common Stock

Allianz Global Investors in general considers acceptable capital increases for purposes which aim to increase shareholder value in the long term. Any capital increase should take into consideration appropriate levels of dilution.

Allianz Global Investors regards the protection of minority and existing shareholders as a fundamental task for companies, and generally favours pre-emptive rights – i.e. for any new issue of shares to be first offered to existing shareholders. For companies in markets which have conditional capital systems (e.g. Germany,

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South Africa, etc.) Allianz Global Investors will in general support non-specific capital increases (i.e. not tied to any particular transaction) with pre-emptive rights to a maximum of 100% of the current authorised capital. Capital increases without pre-emptive rights will in general be accepted to a maximum of 20% of the current authorised capital. Only in exceptional circumstances will Allianz Global Investors consider voting for higher ceilings.

However, given wide variations of local market practices, Allianz Global Investors will support lower ceilings in markets where they are industry standard (e.g. in the UK, where NAPF guidelines stipulate an amount for share issuances with pre-emptive rights no more than 33% of the current issued share capital that could be used under the general issuance and no more than an additional 33% pursuant to a rights issue, and for share issuances without pre-emptive rights up to a maximum of 5% of the current issued share capital).

An issuance period for a capital increase is favoured to be limited to a reasonable amount of time in line with local market practice, but normally not longer than 18 months.

For companies in markets which have authorized capital systems (e.g. US, Brazil, etc.), Allianz Global Investors will in general support proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

6.1.2 Issuance or Increase of Preferred Stock

Allianz Global Investors generally votes against issuance of securities conferring special rights conflicting with the principle of “one share, one vote” (e.g. preferred shares).

Allianz Global Investors will in general support the issuance or the increase of preferred stock if its conditions are clearly defined (in terms of voting, dividend and conversion possibility, as well as other rights and terms associated with the stock) and are considered reasonable with a view of the overall capital structure of the firm, as well as with previously issued preferred stock.

Allianz Global Investors will in this respect also consider the impact of issuance/increase of preferred stock on the current and future rights of common shareholders.

Allianz Global Investors will generally oppose “blank check” preferred stock where the conditions are left at the discretion of the board, in particular when no clear statement is provided by the board that the preferred stock will not be used to prevent a takeover. Allianz Global Investors will only approve preferred stock deemed reasonable in light of the overall capital structure of the company, as well as previously issued preferred stock.

6.2 Issuance of Debt

Allianz Global Investors is in favour of proposals that enhance a company’s long-term prospects and do not result in the company reaching unacceptable levels of financial leverage. Allianz Global Investors is in favour that shareholders should be consulted on the significant issuance of debt and the raising of borrowing limits.

When convertible debt is to be issued, Allianz Global Investors will analyse such a proposal also in light of its criteria to approve issuance of common shares.

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6.3 Issues Related to Mergers, Takeovers and Restructurings

6.3.1 General Criteria for Mergers and Restructurings

A merger, restructuring, or spin-off in some way affects a change in control of the company`s assets. Allianz Global Investors expects companies to provide sufficient information to be able to evaluate the merits of such transactions considering various factors such as valuation, strategic rationale, conflicts of interest and corporate governance. Allianz Global Investors expects significant changes in the structure of a company to be approved by the shareholders.

Allianz Global Investors may support a merger or restructuring where the transaction appears to offer fair value and the shareholders presumably cannot realise greater value through other means, where equal treatment of all shareholders is ensured and where the corporate governance profile is not significantly altered for the worse.

6.3.2 Poison Pill Plans

In general, Allianz Global Investors will not support Poison Pill plans and similar anti-takeover measures. Allianz Global Investors is clearly in favour of putting all poison pill plans to shareholder vote.

6.3.3 Anti-Greenmail Provisions

Greenmail is the practise of buying shares owned by a corporate raider back at a premium to the market price.

Allianz Global Investors will generally support anti-greenmail provisions that do not include other anti-takeover provisions. Allianz Global Investors believes that paying greenmail in favour of a corporate raider discriminates against other shareholders.

6.3.4 Fair Price Provisions

Allianz Global Investors will generally favour fair price provisions that protect minority shareholders and that are not merely designed for the purpose of imposing barriers to transactions. Allianz Global Investors will vote against “standard fair price provisions” that are from Allianz Global Investors’ view marginally favourable to the remaining disinterested shareholders.

Allianz Global Investors will vote against fair price provisions if the shareholder vote requirement embedded in the provision is greater than a majority of disinterested shares.

Allianz Global Investors will vote for shareholder proposals to lower the shareholder vote requirement embedded in existing fair price provisions.

6.3.5 Control Share Acquisition and Cash-Out Provisions

Control share acquisition statutes function by denying shareholders their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Allianz Global Investors will support proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Allianz Global Investors will oppose proposals to amend the charter to include control share acquisition provisions. Allianz Global Investors will support proposals to restore voting rights to the control shares.

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Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Allianz Global Investors will generally support proposals to opt out of control share cash-out statutes.

6.3.6 Going Private/Going Dark Transactions

Allianz Global Investors will vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.

Allianz Global Investors will vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly traded (examination of trading volume, liquidity, and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

–	Are all shareholders able to participate in the transaction?
–	Will there be a liquid market for remaining shareholders following the transaction? – Does the company have strong corporate governance?
–	Will insiders reap the gains of control following the proposed transaction?
–	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

6.3.7 Joint Ventures

When voting on proposals to form joint ventures, Allianz Global Investors will consider the following factors:

•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives; and
•	Non-completion risk.

6.3.8 Liquidations

Allianz Global Investors will consider liquidations on a case-by-case basis, taking into account the following:

•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and

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•	The compensation plan for executives managing the liquidation.

Allianz Global Investors will support the liquidation if the company will file for bankruptcy if the proposal is not approved.

6.3.9 Special Purpose Acquisition Corporations (SPACs)

Allianz Global Investors will consider SPAC mergers and acquisitions on a case-by-case basis taking into account the following:

•	Valuation – Is the value being paid by the SPAC reasonable?
•	Market reaction – How has the market responded to the proposed deal?
•	Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated.
•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter?
•	Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC).
•	Voting agreements – Are the sponsors entering into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

6.4 Other Corporate Finance Issues

6.4.1 Stock Splits and Reverse Stock Splits

In general Allianz Global Investors will support stock splits.

Regarding reverse stock splits, Allianz Global Investors will support them in case their purpose is to fulfil a minimum stock exchange listing requirement.

6.4.2 Share Repurchase Programs

Allianz Global Investors will approve share repurchase programs when they are in the best interest of the shareholders, when all shareholders can participate on equal terms in the buyback program and where Allianz Global Investors agrees that the company cannot use the cash in a more useful way.

Allianz Global Investors will also view such programs in conjunction with the company’s dividend policy.

6.4.3 Dividend Policy

Allianz Global Investors believes that the proposed dividend payments should be disclosed in advance to shareholders and be put to a vote.

6.4.4 Creating Classes with Different Voting Rights/Dual-Voting Share Class Structures

Allianz Global Investors will in general support the principle “one-share, one-vote” as unequal voting rights allow for voting power to potentially be concentrated in the hands of a limited number of shareholders.

Therefore, Allianz Global Investors will normally favour a conversion to a “one-share, one-vote” capital structure and will in principle not support the introduction of multiple-class capital structures or the creation of new or additional super-voting shares.

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6.4.5 Conversion of Securities

Allianz Global Investors will vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Allianz Global Investors will support the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

6.4.6 Private Placements/Warrants/Convertible Debentures

Allianz Global Investors will consider proposals regarding private placements, warrants, and convertible debentures on a case-by-case basis, taking into consideration:

•	Dilution to existing shareholders’ position;
•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy);
•	Financial issues (the company’s financial condition, degree of need for capital, use of proceeds, effect of the financing on the company’s cost of capital, current and proposed cash burn rate, going concern viability, and the state of the capital and credit markets);
•	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives;
•	Control issues (potential change in management/board seats, change in control, standstill provisions, voting agreements, veto power over certain corporate actions, and minority versus majority ownership and corresponding minority discount or majority control premium);
•	Conflicts of interest (as viewed from the perspective of the company and the investor), considering whether the terms of the transaction were negotiated at arm’s length, and whether managerial incentives are aligned with shareholder interests;
•	Market reaction – How has the market responded to the proposed deal?

Allianz Global Investors will support the private placement or the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

SECTION 7: : OTHER ISSUES

7.1 General Issues regarding Voting 7.1.1 Bundled Proposals

Allianz Global Investors in general favours voting on individual issues and therefore votes against bundled resolutions.

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously.

7.1.1 “Other Business” Proposals

Allianz Global Investors in general opposes “Other Business” proposals unless there is full and clear information about the exact nature of the business to be voted on.

7.1.2 Simple Majority Voting/Elimination of Supermajority

Allianz Global Investors in general supports simple majority voting and the elimination of supermajority. In certain cases, Allianz Global Investors may consider favouring supermajority in cases where it protects minority shareholders from dominant large shareholders.

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7.2 Miscellaneous

7.2.1 Re-domiciliation

Allianz Global Investors will oppose re-domiciliation if the reason is to take advantage of a protective status and if the change will incur a significant loss of shareholder power.

7.2.2 Shareholder Right to Call Special Meeting/Act by Written Consent

Allianz Global Investors believes that companies should enable holders of a specified portion (e.g. 10-25%) of its outstanding shares or a specified number of shareholders to call a meeting of shareholders for the purpose of transacting the legitimate business of the company. Shareholders should be enabled to work together to make such a proposal. Shareholders should be able to exercise both rights to call special meetings and act by written consent.

7.2.3 Disclosure and Transparency

Allianz Global Investors believes that companies should apply high standards of disclosure and transparency. In this regards, Allianz Global Investors shows a preference for:

•	at least half-year or full-year reports;
•	adherence to consistent internationally accepted financial standards;
•	availability of financial information and investor communication in a Business English translation;
•	personal accessibility and availability of top management for investors;
•	preparation of two reports (simplified and detailed versions) in at least two commonly used languages;
•	full disclosure on political donations; and only as required by law for shareholder approval of such donations;
•	a guide to reading financial statements and clear explanations of proposed resolutions;
•	publication of documents on the Internet;
•	mandatory presence of directors at general meetings;
•	video link for shareholders not physically present;
•	adoption of electronic voting;
•	standardisation of voting forms.

7.2.4 Proposals to Adjourn Meeting

Allianz Global Investors will generally oppose proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. However, Allianz Global Investors will support proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

7.2.5 Amend Bylaws without Shareholder Consent

Providing the board with the sole ability to amend a company’s bylaws could serve as an entrenchment mechanism and could limit shareholder rights. As such, Allianz Global Investors will oppose proposals giving the board exclusive authority to amend the bylaws. However, Allianz Global Investors will support proposals giving the board the ability to amend the bylaws in addition to shareholders.

7.2.6 Routine Agenda Items

Many routine proposals are operational issues of a non-controversial nature. The list of operational issues includes, but is not limited to: changing date, time, or location of the annual meeting; amending quorum requirements; amending minor bylaws; approving financial results, director reports, and auditor reports;

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approving allocation of income; changing the company’s fiscal term; and lowering disclosure threshold for stock ownership.

While these proposals are considered to be routine, they are not inconsequential. Fiduciaries remain charged with casting their votes, so these proposals must be evaluated on a case-by-case basis, taking into account shareholders’ rights and the potential economic benefits that would be derived from implementation of the proposal.

7.2.7 Succession Planning

All companies should have succession planning policies and succession plans in place, and boards should periodically review and update them. Guidelines for disclosure of a company’s succession planning process should balance the board’s interest in keeping business strategies confidential with shareholders’ interests in ensuring that the board is performing its planning duties adequately.

Allianz Global Investors will generally support proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and
•	The company’s existing disclosure on its current CEO succession planning process.

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Baillie Gifford Overseas Limited

Summary Description of Proxy Voting
Policies and Procedures

General Statement and Approach

Baillie Gifford Overseas Limited (“BGO”) recognises that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, “Baillie Gifford”) have adopted Global Corporate Governance Principles and Guidelines (the “Guidelines”), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO’s fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law. The Guidelines include principles (the “Principles”) that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors. The Principles are based upon the widely supported principles developed by the Organisation for Economic Co-operation and Development, which BGO believes are appropriate for most markets. BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some “best practice” guidelines as to voting on specific issues (e.g. opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board’s non- executive directors is independent; and executive remuneration schemes which incorporate insufficiently challenging performance targets.)

BGO recognises, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company’s business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company’s corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings.

Proxy Voting Administration

Baillie Gifford’s Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. The Head of Corporate Governance reports to a Senior Investment Manager. In evaluating each proxy, the Corporate Governance Team considers the Guidelines, third party analysis, Baillie Gifford’s own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will typically consult with the appropriate investment team regarding the proposed vote.

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Baillie Gifford Overseas Limited	2010

Conflicts of Interest

BGO recognises the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Head of Corporate Governance is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO takes a pragmatic view and does not rigidly apply the Guidelines as proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest or, that are inconsistent with (or not covered by) the Guidelines Baillie Gifford has an internal process to review the proposed voting rationale. It would consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interests of its clients.

If BGO invests on behalf of its advisory clients in pooled vehicles advised by Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

Overseas Voting – Share Blocking

Where our clients have delegated their voting rights to us, we endeavour to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in the Dutch and Italian markets, our clients’ shares are ‘blocked’, which means that we are unable to sell from the time that we vote until the close of the company meeting. This is clearly a risk to our clients, particularly if we believe that it is in their best interests to sell the shares. We will therefore only vote in these markets where we consider the benefits of voting our clients’ shares, such as approving a merger or acquisition, exceed the risks involved.

Proxy Voting Record and Full Guidelines

Clients may obtain a copy of the Guidelines and information on how BGO has voted their shares by contacting their usual client contact. The Guidelines are also available on Baillie Gifford’s website, at www.bailliegifford.com.

Registered Office: Baillie Gifford & Co

Calton Square, 1 Greenside Row, Edinburgh EH1 3AN Telephone +44 (0)131 275 2000 www.bailliegifford.com

Copyright © Baillie Gifford & Co 2009. Authorised and regulated by the Financial Services Authority.

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Brandywine Global Investment Management, LLC Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Brandywine Global Investment Management, LLC (“Brandywine”) has adopted a proxy voting policy to address these conflicts.

I.        Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.        has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.        without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.        General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.

III.        How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and

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votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.        Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.

V.        Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of

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interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.      Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.      Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.      Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.      As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B.      Procedures for Assessing Materiality of Conflicts of Interest

1.      All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

2.      The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3.      If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

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C.      Procedures for Addressing Material Conflicts of Interest

1.      If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.      confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.      confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.      in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.      disclosing the conflict to clients and obtaining their consent before voting;

e.      suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.      such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2.      A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.      Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.      Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the

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shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.      Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.      Proxy Voting-Related Disclosures

A.      Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

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If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.      Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.      Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.      Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a

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particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.      Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.      a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.      a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.      a record of each vote cast by Brandywine Global on behalf of a client;

D.      documentation relating to the identification and resolution of conflicts of interest;

E.      any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.      a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.      records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

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Appendix A

Proxy Voting Guidelines

Brandywine Global Absolute Value Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Absolute Value Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.      Compensation

A.     We vote for management, director and employee compensation plans and arrangements that we determine are aligned with the company’s long-term goals.

B.     We vote against excessive compensation arrangements, whether in the form of salary, bonus, option/share awards deferred compensation arrangements, change of control provisions, perquisites or in other forms, if we believe such arrangements inappropriately confer advantages to company executives, directors or insiders to the detriment of company shareholders.

II.     Governance

A.     We vote for plans or other arrangements requiring or encouraging company stock ownership by directors and senior members of company management.

B.     We vote against related-party transactions involving directors, senior members of company management or other company insiders.

C.     We vote against multiple classes of Board of Director members.

D.     Factors we consider in determining whether to vote for persons proposed as directors, including existing directors proposed for re-election include without limitation:

1.     Whether the person has appropriate business experience and judgment.

2.     Whether the person is likely to effectively represent the interests of shareholders and oversee senior members of company management we view circumstances suggesting the person may be beholden to company management as a negative factor.

3.     Whether the person’s election will result in interlocking Boards of Directors for the company and another company of which the person is a director, senior member of management or other insider. We view such interlocked Boards of Directors as a negative factor.

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4.     Whether the person’s election will result in a Board of Directors that consists of predominantly independent directors and is not overly comprised of members of company management. We prefer Boards comprised predominantly of independent directors and not overly comprised of company management representatives.

5.     Whether the person is, or represents, a member of a group having the ability to control the company—for example, a representative of a large company stockholder. We view such control group membership as a negative factor.

6.     Whether the person has been involved in, or (in the case of an existing director) approved, a related-party transaction involving the company. We view involvement in, or approval of, related-party transactions as a negative factor.

7.     Whether the person owns a significant amount of the company’s stock. We view significant ownership company stock as a positive factor.

E.     Factors we consider in determining whether to ratify a company’s appointment of auditors including without limitation:

1.     Whether the auditors have sufficient experience and depth of service and are likely to meet the company’s and Board of Directors’ needs in a timely and cost-effective manner.

2.     Whether the auditors may be beholden to company management, have business conflicts or otherwise lack independence. We view each of these items as a negative factor.

III.     Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.     Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.     Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes). For takeover and governance matters involving an interested shareholder—i.e., a shareholder with interests not aligned with those of other company shareholders—we do not oppose requiring a majority of disinterested shareholders to decide the matter.

C.     Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

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D.     Blank-Check Preferred Stock Plans, which enable the Board of Directors to create and, without further shareholder approval, determine the terms of a class of preferred stock of the company.

E.     Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV.     Capital Structure

In determining whether to vote for multiple classes of stock that confer different rights to holder of each class, we consider whether the multiple classes may serve to protect or entrench the interests of the persons who originally designed the multiple class structure or the company’s governing documents. If a multiple-class structure may have this effect, we view this as a negative factor.

V.     Business Management

We generally vote against shareholder resolutions seeking to dictate routine business strategy, policy or procedures for a company

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Deutsche Bank
Compliance

I.	INTRODUCTION

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) outside of Deutsche Bank Group without prior written permission.

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AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES

1.	Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

1              For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

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(i)	adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)	voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

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The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

Neither the Guidelines nor specific client instructions cover an issue;

ISS does not make a recommendation on the issue;

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

2             The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

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In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.	Conflict of Interest Procedures

A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

3             As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4             The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

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The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

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Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;

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•	Information Sharing Procedures – DeAM;
•	Code of Ethics- DeAM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
–	Analyst worksheets created for stock option plan and share increase analyses.
–	Proxy Edge print-screen of actual vote election.

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;
–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
–	The shareholder meeting date;
–	A brief identification of the matter voted on;
–	Whether the matter was proposed by the issuer or by a security holder;
–	Whether the company cast its vote on the matter;
–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
–	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

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With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

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Section 3 – Proxy Voting and Guidelines

1.	Introduction

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

2.	AM’s Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.5 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

3.	Policies

A.	Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

B.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

i.	adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

5                     For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

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ii.	voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and
iii.	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

C.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

4.	Procedures

The key aspects of AM’s proxy voting process are as follows:

A.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

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B.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.6

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

C.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

➢	Neither the Guidelines nor specific client instructions cover an issue;

➢	ISS does not make a recommendation on the issue;

➢	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

D.	Conflict of Interest Procedures

a.	Procedures to Address Conflicts of Interest and Improper Influence

6              The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

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Overriding Principle. In the limited circumstances where the GPVSC votes proxies,7 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.8

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

7             As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

8             The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

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Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

b.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the

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limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

c.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

➢	Code of Business Conduct and Ethics - DB Group;
➢	Conflicts of Interest Policy - DB Group;
➢	Information Sharing Procedures – DeAM;
➢	Code of Ethics- DeAM; and
➢	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

5.	Recordkeeping

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

➢	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
➢	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
▪	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
▪	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
▪	Analyst worksheets created for stock option plan and share increase analyses.
▪	Proxy Edge print-screen of actual vote election.
➢	AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
➢	The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
➢	With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:
▪	The name of the issuer of the portfolio security;
▪	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

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▪	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
▪	The shareholder meeting date;
▪	A brief identification of the matter voted on;
▪	Whether the matter was proposed by the issuer or by a security holder;
▪	Whether the company cast its vote on the matter;
▪	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
▪	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’S Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

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Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended February 2013

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Board Of Directors And Executives

Election Of Directors

Classified Boards Of Directors

Board And Committee Independence

Liability And Indemnification Of Directors

Qualifications Of Directors

Removal Of Directors And Filling Of Vacancies

Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

Capital Structure

Authorization Of Additional Shares

Authorization Of “Blank Check” Preferred Stock

Stock Splits/Reverse Stock Splits

Dual Class/Supervoting Stock

Large Block Issuance

Recapitalization Into A Single Class Of Stock

Share Repurchases

Reductions In Par Value

Corporate Governance Issues

Confidential Voting

Cumulative Voting

Supermajority Voting Requirements

Shareholder Right To Vote

Compensation

Establishment of a Remuneration Committee

Executive And Director Stock Option Plans

Employee Stock Option/Purchase Plans

Golden Parachutes

Proposals To Limit Benefits Or Executive Compensation

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Option Expensing

Management board election and motion

Remuneration (variable pay)

Long-term incentive plans

Shareholder Proposals Concerning “Pay For Superior Performance”

Executive Compesation Advisory

Advisory Votes on Executive Compensation

Frequency of Advisory Vote on Executive Compensation

Anti-Takeover Related Issues

Shareholder Rights Plans (“Poison Pills”)

Reincorporation

Fair-Price Proposals

Exemption From State Takeover Laws

Non-Financial Effects Of Takeover Bids

Mergers & Acquisitions

Environmental, Social & Governance Issues

Principles for Responsible Investment (“PRI”)

ESG Issues

Labor & Human Rights

Diversity & Equality

Health & Safety

Government/Military

Tobacco

Miscellaneous Items

Ratification Of Auditors

Limitation Of Non-Audit Services Provided By Independent Auditor

Audit Firm Rotation

Transaction Of Other Business

Motions To Adjourn The Meeting

Bundled Proposals

Change Of Company Name

Proposals Related To The Annual Meeting

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Reimbursement Of Expenses Incurred From Candidate Nomination

Investment Company Proxies

International Proxy Voting

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These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives

A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

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4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

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1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure

A.	Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

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Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

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F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

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Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

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(1)	The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)	The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

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E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•the election of board members with positions on either remuneration or audit committees;

•the election of supervisory board members with too many supervisory board mandates;

•“automatic” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

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Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•directly align the interests of members of management boards with those of shareholders;

•establish challenging performance criteria to reward only above average performance;

•measure performance by total shareholder return in relation to the market or a range of comparable companies;

•are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

•There is a significant misalignment between CEO pay and company performance;

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•The company maintains significant problematic pay practices;

•The board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

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D.	Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.	Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM (a) votes “for increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.	ESG Issues

AM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AM will rely on ISS to identify

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shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government/Military

1.	AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

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Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco

1.	AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.	Miscellaneous Items

A.	Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

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C.	Audit firm rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

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I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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Effective Date: July 28, 2015

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”) and Dimensional Japan Ltd. (“DFAJ”) (Dimensional, DFAL, DFAA, DFAP and DFAJ are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or ERISA or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a

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proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts, to the extent permitted by applicable law and guidance.

The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisors may obtain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines. Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. ISS and other third-party proxy service providers are herein referred to as “Proxy Advisory Firms.” In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any third-party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisors’ clients. Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to ensure that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and ensuring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g. entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.

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Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.

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International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.

1 As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it “interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.” See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

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Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform its clients on how to obtain information regarding the Advisor's voting of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. If the Advisor is registered under the Advisers Act, the Advisor will include such information described in the preceding two sentences in Part 2A of its Form ADV. The Advisor will also provide its existing clients with the above information.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing

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conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC ("DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

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EXHIBIT A

PROXY VOTING GUIDELINES

APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after July 28, 2015

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”), and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, the Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. Except as otherwise provided herein or in the Policy, if the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or it’s designee’s) determination considering the principle of preserving shareholder value. Irrespective of whether the recommendations contained in the research reports from ISS and Glass Lewis are the same or inconsistent, the Corporate Governance Committee (or its designees) will vote on proxies relating to mergers and acquisitions, say-on-pay, or election of directors of companies that have a poison pill as the Corporate Governance Committee (or its designees) determines, considering the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“other” fees) are excessive.

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Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Poison Pills3:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has (i) adopted a poison pill for any purpose other than protecting such other company’s net operating losses, or (ii) failed to eliminate a poison pill following a proxy contest in which a majority of directors were replaced.

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Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and (potentially the full board) if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:
•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company's ownership structure;
•	The company's existing governance provisions;
•	Whether the amendment was made prior to or in connection with the company's initial public offering;
•	The timing of the board's amendment to the bylaws/charter in connection with a significant business development;
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

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Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight[4], or fiduciary responsibilities at the company;
1.19.	Failure to replace management as appropriate; or
1.20.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors (as appropriate) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

Vote

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company's ownership structure and vote results;
•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year's support level on the company's say-on-pay proposal.

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

3.3.	Sit on more than six public company boards[6]; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[7].

4.	Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

Generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

7 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Proxy Access8

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections9

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of critique against management; and
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses10

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)11

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

8 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies. Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

9 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

11 11 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director has adopted a fee-shifting bylaw provision without a shareholder vote.

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Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

•	The company's stated rationale for adopting such a provision;
•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
•	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections

Generally vote AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[12] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

CAPITAL/RESTRUCTURING13

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company's use of authorized shares during the last three years

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

13 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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o	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company's use of authorized preferred shares during the last three years;

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

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•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION14

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)15

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E indices, this analysis considers the following:

1.	Peer Group[16] Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO's total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

16 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company's peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay[17] compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

17 ISS research reports will include realizable pay for S&P1500 companies.

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Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;
▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

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•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity Based and Other Incentive Plans18

Vote case-by-case on certain equity-based compensation plans19 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan.

Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements in most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy;
•	Whether the company has established post exercise/vesting share-holding requirements.

18 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

19 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;
•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social/Environmental Issues

Global Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS U.S. Proxy Voting Guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal's request is unduly burdensome (scope, or timeframe) or overly prescriptive;
•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Political Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving political issues. When evaluating political shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

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APPENDIX

INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES20

Effective for Meetings on or after July 28, 2015

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis and Ownership Matters in addition to Institutional Shareholder Services, Inc. (“ISS”) and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, the Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted. The Adivsor may purchase research from Ownership Matters with respect to the proxies of certain large Australian Companies.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. Except as otherwise provided herein or in the Policy, if If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or its designee’s) determination considering the principle of preserving shareholder value. . Irrespective of whether the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Corporate Governance Committee (or its designees) will vote on proxies relating to mergers and acquisitions, say-on-pay or election of directors of companies that have a poison pill as the Committee (or its designees) determines, considering the principle of preserving shareholder value.

1. General Policies

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR proposals to ratify auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

20 This is a summary of the majority of International Markets, however, certain countries and/or markets have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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•	The auditors are being changed without explanation; or
•	non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

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2. BOARD OF DIRECTORS

Non-Contested Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is written and therefore no research is provided on the nominee.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.21

ISS Classification of Directors - International Policy

Executive Director

•       Employee or executive of the company;

•       Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•      Any director who is attested by the board to be a non-independent NED;

•      Any director specifically designated as a representative of a significant shareholder of the company;

•      Any director who is also an employee or executive of a significant shareholder of the company;

•      Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•      Government representative;

•      Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•      Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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        relationship (unless the company discloses information to apply a materiality test[3]);

•      Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•      Relative[1] of a current or former executive of the company or its affiliates;

•      A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•      Founder/co-founder/member of founding family but not currently an employee;

•      Former executive (5 year cooling off period);

•      Years of service will NOT be a determining factor unless it is recommended best practice in a market:

o           9 years (from the date of election) in the United Kingdom and Ireland;

o           12 years in European markets;

o           7 years in Russia.

Independent NED

•      Not classified as non-independent by ISS (see above);

•      No material[4] connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•      Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections22

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote AGAINST or WITHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.[23]

Discharge of Board and Management

Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties warranted on a CASE-BY-CASE basis by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR routine proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

23 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses

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3. CAPITAL STRUCTURE24

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

Vote FOR issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital

24 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

•	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and
•	Duration does not exceed 18 months.

ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks; and/or
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

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•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION25

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

25 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis..

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following ISS International Proxy Voting Guidelines:

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Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Country of Incorporation vs. Country of Listing-Application of Policy

In general, country of incorporation will be the basis for policy application. However, ISS will generally apply its US policies to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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FRANKLIN MUTUAL ADVISERS, LLC

PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional

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Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, Investment Manager has a supplemental subscription to Egan Jones Proxy Services (“Egan Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of Investment Manager's ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[35] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;[36]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[37]

4.	The issuer is a significant executing broker dealer; [38]

5.	An Access Person[39] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

35 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

36 The top 50 vendors will be considered to present a potential conflict of interest.

37 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

38 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

39 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

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6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[40] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

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recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

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GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the

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ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

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Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes Investment Manager’s approach to consideration of environmental, social and governance issues within Investment Manager’s processes and ownership practices.

In Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

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PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision.

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Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its

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best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment companies is made in such clients’ disclosure documents.

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14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside

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service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such investment company voting records with the SEC.

As of January 5, 2015

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TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

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HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

8.	The issuer is a client[41] of Investment Manager or its affiliates;

9.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

10.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[42]

11.	The issuer is a significant executing broker dealer; [43]

41 For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

42 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

43 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

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12.	An Access Person[44] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

13.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[45] of such director or trustee, also serves as an officer or director of the issuer; or

14.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

44 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

5 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

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The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy

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Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

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Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

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Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

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Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a

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securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

20.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

21.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain

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control over such materials.

22.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

23.	In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

24.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

25.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

26.	The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

27.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

28.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe

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requested by an Advisory Client.

29.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

30.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

31.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

32.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

33.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

34.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

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35.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

36.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

37.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

38.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later

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than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2013

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TEMPLETON GLOBAL ADVISORS LIMITED

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Global Advisors Limited (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

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HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

15.	The issuer is a client[46] of Investment Manager or its affiliates;

16.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

17.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[47]

18.	The issuer is a significant executing broker dealer; [48]

46 For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

47 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

48 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

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19.	An Access Person[49] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

20.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[50] of such director or trustee, also serves as an officer or director of the issuer; or

21.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

49 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

50 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

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The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy

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Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

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Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

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Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

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Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a

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securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

39.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

40.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain

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control over such materials.

41.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

42.	In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

43.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

44.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

45.	The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

46.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

47.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe

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requested by an Advisory Client.

48.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

49.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

50.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

51.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

52.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

53.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

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54.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

55.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

56.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

57.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later

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than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2013

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TEMPLETON INVESTMENT MANAGEMENT

a division of Franklin Templeton Investments Corp.

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Management (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

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HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

22.	The issuer is a client[51] of Investment Manager or its affiliates;

23.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

24.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[52]

25.	The issuer is a significant executing broker dealer; [53]

51 For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

52 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

53 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

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26.	An Access Person[54] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

27.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[55] of such director or trustee, also serves as an officer or director of the issuer; or

28.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote

54 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

55 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

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such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any

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other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who

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have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

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Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate

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political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

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There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

58.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

59.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

60.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

61.	In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-

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depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

62.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

63.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

64.	The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

65.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

66.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

67.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure

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that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

68.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

69.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

70.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

71.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

72.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

73.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

74.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass

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Lewis on an on-going basis.

75.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

76.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

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GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALIA LTD.

GMO EUROPE LLC

GMO SINGAPORE PTE LTD.

(TOGETHER “GMO”)

PROXY VOTING POLICIES AND PROCEDURES

Amended and Restated as of May 12, 2011

Amended as of December 12, 2011, October 22, 2013, and June 25, 2014

I.	Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting policies and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.	Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services Group, Inc. (“ISS”) as its proxy voting agent to:

(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Proxies generally will be voted in accordance with the voting recommendations contained in the applicable ISS Regional Proxy Voting Policy, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current ISS regional proxy voting guidelines are available through ISS’ “Policy Gateway” at http://www.issgovernance.com. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit A and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit A. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual

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in the future. If any such changes are made, an amended Exhibit A to these Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, GMO generally will determine to not vote proxies unless it believes that the potential benefits to the client of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting. In addition, if a portfolio security is out on loan, GMO generally will not arrange to have the security recalled or to exercise voting rights associated with the security unless GMO both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which GMO often does not receive, particularly in the case of non-U.S. issuers) and (2) GMO believes that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

III.	Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable ISS regional proxy voting guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit A hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II.

IV.	Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit A (if applicable) or the specific recommendation of ISS; (ii) seek instructions from the client or request that the client

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votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

V.	Special Procedures for Voting Shares of GMO Trust

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.

VI.	Special Procedures for Voting Shares of GMO Series Trust

GMO also serves as investment adviser for the GMO Series Trust family of registered mutual funds. Each series of GMO Series Trust is a “Feeder Fund” investing substantially of its assets in shares of a corresponding series of GMO Trust (each a “Master Fund”) in reliance on Section 12(d)(1)(E) of the Investment Company Act of 1940 (the “1940 Act”). In accordance with Section 12(d)(1)(E) of the 1940 Act, GMO will either (i) seek instructions from a Feeder Fund’s holders with regard to the voting of all proxies with respect to the Feeder Fund’s shares in the corresponding Master Fund and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the corresponding Master Fund held by a Feeder Fund in the same proportion as the vote of all other holders of the Master Fund.

VII.	Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VIII.	Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Revised policy amended and restated pursuant to delegated authority.

/s/ J.B. Kittredge____________

J.B. Kittredge, General Counsel

Date: as of June 27, 2014

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Exhibit A (as amended February 2, 2009)

Modifications to recommendations set forth in the ISS Proxy Voting Manual

Shareholder Ability to Act by Written Consent

Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.

Vote AGAINST proposals to allow or make easier shareholder action by written consent.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting.

Vote AGAINST proposals to restore or provide for cumulative voting.

Incumbent Director Nominees

Vote WITH management’s recommendations regarding incumbent director nominees.

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July 2015

GW&K INVESTMENT MANAGEMENT, LLC

PROXY VOTING

INTRODUCTION

As an investment adviser and fiduciary of client assets, GW&K recognizes its obligation to identify potential conflicts of interest associated with its business and to conduct that business with honesty and integrity. In instances when GW&K is delegated proxy voting authority by its clients, GW&K seeks to maximize the long-term value of client assets and to cast votes believed to be fair and in the clients’ best interest. The following is a summary of the policies and procedures that govern GW&K’s proxy voting activities.

Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. Proxies are voted on behalf of GW&K's clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to the Glass Lewis & Co’s guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to provide proxy voting services. GW&K has engaged Broadridge as its proxy voting agent to:

(1) Conduct in-depth proxy research;

(2) Process and execute proxies in connection with securities held by GW&K’s clients;

(3) Maintain appropriate records of proxy statements, research, and recommendations;

(4) Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

(5) Complete other proxy related administrative functions.

Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

(1)	annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

(2)	annually review Glass Lewis & Co’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

(3)	provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

(4)	conduct a periodic review, no less often than annually, of proxy voting records to ensure that client proxies are voted in accordance with adopted guidelines; and

(5)	annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

Conflicts of Interest

In adopting Glass Lewis & Co’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge is

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obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K will provide the voting recommendation after a review of the measures involved. GW&K's Chief Compliance Officer, in conjunction with appropriate GW&K investment professionals, must approve decisions made on such items prior to any votes being cast.

In rare instances when a GW&K client identifies a potential conflict of interest or otherwise requests specific consideration on a given proxy, GW&K will deviate from established guidelines for that client’s shares. GW&K’s Chief Compliance Officer will become involved in any other situation, though also expected to be rare, where GW&K takes voting discretion from the Proxy Agent.

Disclosure

Clients may obtain Glass Lewis & Co’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

(1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
(2)	Proxy statements, research, recommendations, and records of each vote;
(3)	Client written requests for proxy voting information and applicable responses by GW&K.

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I.1. PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	October 21, 2014
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 21, 2014

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

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The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•	maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•	reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments -driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or an investment professional has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration group performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy

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advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

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Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

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Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

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VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•	When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•	In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

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•	Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd.

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest

If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F. RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

G. Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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PROXY VOTING
POLICY AND PROCEDURES

I.	Policy

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.

Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.

II.	Procedures

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

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The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

•	Jennison managing the pension plan of the issuer.

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•	Jennison or its affiliates have a material business relationship with the issuer.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer. When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.

Jennison’s Proxy Voting Committee will review the Proxy Voting for Conflicts Documentation Form and will consider any other relevant facts to determine if there is a conflict. If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines, then the voting decision must be reviewed and approved by the Chief Executive Officer and the Chief Compliance Officer prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when

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securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III.	Internal Controls

Supervisory Review

The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

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•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

•	Review all Guideline overrides.

•	Review proxy voting reports to confirm that Jennison is following these Policies and Procedures.

•	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.

Equity Trade Management Oversight Committee (“ETMOC”)

The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.

IV.	Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V.	Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

Revised: August 31, 2014

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Proxy Voting Policy

Background

Manulife Asset Management (“MAM” or the “Firm”)* represents investment advisors registered in certain countries as appropriate to support the broader Manulife Asset Management discretionary advisory business.

Applicable rules may require an investment advisor to (i) adopt proxy policies reasonably designed to seek to ensure that the advisor votes proxies in the best interests of its clients, including addressing material conflicts of interest; (ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to minimize conflicts of interest and to seek to ensure greater transparency in the voting of proxies.

MAM has adopted a proxy voting policy and procedures to seek to ensure proxies are voted in the best interests of its clients and its proxy voting activities adhere to the requirements of all applicable rules and general fiduciary principles. Where MAM is granted and accepts responsibility for voting proxies for client accounts, it will take reasonable steps to seek to ensure proxies are received and voted in the best interest of the client with a view to enhance the value of the shares of equity securities held in client accounts.

MAM has contracted with Institutional Shareholder Services Inc. (“ISS) an independent third party service provider, to vote clients’ proxies. The Firm has adopted ISS proxy voting recommendations and established corresponding Firm Proxy Voting guidelines. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Except in instances where a MAM’s client retains voting authority, MAM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

MAM has engaged ISS as its proxy voting agent to:

* Refer to Appendix of Affiliated MAM entities that have adopted this policy

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1.	research and make voting recommendations or, for matters for which Manulife Asset Management has so delegated, to make the voting determinations;

2.	ensure proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	maintain records of votes cast; and

6.	provide recommendations with respect to proxy voting matters in general.

Policy Administration, Oversight and Governance

MAM’s Proxy Operations group is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of ISS and any other service providers hired by the Firm to assist it in the proxy voting process.

Proxy Operations are responsible for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

2.	Coordinating and overseeing the proxy voting process performed by ISS; and

3.	Providing periodic reports to the Brokerage Practices Committee (BPC), Senior Investment Policy Committee (SIPC), the Chief Compliance Officer, Advisory Clients or any other persons/committee as deemed appropriate.

Proper oversight of the vendor will include periodic due diligence of the vendor including its’ industry reputation, risk, compliance and technology infrastructure and the vendor’s ability to meet the Firm’s requirements relative to reporting and other service requirements including; assessing the adequacy and quality of the proxy advisory firm’s staffing and personnel; and assessing whether the proxy advisory firm has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and to identify and address conflicts of interest relating to its voting recommendations.

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All proxies received on behalf of Clients are forwarded to ISS. Any MAM employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to ISS.

In addition to voting proxies, MAM:

1.	describes its proxy voting procedures to its clients in the relevant or required disclosure document;

2.	provides clients with a copy of the Proxy Voting Policy, upon request;

3.	discloses to its clients how they may obtain information on how MAM voted the client’s proxies;

4.	generally applies its Proxy Voting Policy consistently;

5.	documents the reason(s) for voting for all non- routine items; and

6.	keeps records of such proxy voting through ISS available for inspection by the Client or governmental agencies.

Oversight and Governance

Oversight of the proxy voting process is the responsibility of the Firm’s Brokerage Practices Committee (“BPC”) which reports up to the Firm’s Senior Investment Policy Committee (“SIPC”). However the SIPC is responsible for reviewing and approving amendments to the Proxy Voting Policy. The BPC or its’ designee should be provided a periodic evaluation of vendor due diligence and service activity including a summary of vendor proxy voting activity on behalf the Firm’s clients. Reporting should include trends relative to non-routine items, conflict of interest situations, voting outside of Proxy guidelines and the rationale and other material matters.

On a quarterly basis, Proxy Operations should provide the BPC with summary of instances where MAM has (i) voted proxies in a manner inconsistent with the recommendation of ISS, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

Material proxy voting issues identified by the Proxy Operations group are to be escalated to the Firm’s Chief Compliance Officer. As appropriate, the BPC (or their designee) will be informed of material matters and related actions taken by the responsible parties.

The Chief Compliance Officer makes an annual risk- based assessment of the Firm’s compliance program, which may include proxy voting activities, and may conduct a

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review of the Procedures to determine that such Procedures are reasonably designed to achieve their purpose. The Chief Compliance Officer makes periodic reports to MAM SIPC that includes a summary of issues identified in the review of activities as part of the compliance program.

General Principles

Scope

This Policy permits Clients to:

1.	delegate to MAM the responsibility and authority to vote proxies on their behalf according to MAM’s Proxy Voting Policy and guidelines; or

2.	delegate to MAM the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client.

MAM seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a manner which the Firm believes will maximize the economic value of client security holdings.

The Firm believes its Proxy Voting Policy is reasonably designed to ensure proxy matters are conducted in the best interest of Clients, and in accordance with MAM’s fiduciary duties and applicable rules.

General Standards on Voting

The following are examples of general standards the Firm has established relative to its’ proxy voting obligations:

MAM does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). MAM prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. MAM will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.

•	MAM reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit

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analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.

•	Except as otherwise required by law, MAM has a general policy of not disclosing to any issuer or third-party how MAM or its voting delegate voted a Client’s proxy.

•	MAM endeavors to show sensitivity to local market practices when voting proxies of non-domestic issuers. MAM votes in all markets where it is feasible to do so.

•	MAM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:

1.	proxy statements and ballots being written in a foreign language;

2.	underlying securities have been lent out pursuant to a Client’s securities lending program;

3.	untimely notice of a shareholder meeting;

4.	requirements to vote proxies in person;

5.	restrictions on foreigner’s ability to exercise votes;

6.	restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);

7.	requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

8.	inability of a Client’s custodian to forward and process proxies electronically.

•	From time to time, proxy votes will be solicited which involve special circumstances and require additional research and discussion or (ii) are not directly addressed by ISS. These proxies are identified through a number of methods, including, but not limited to, notification from ISS, concerns of clients, concerns raised by the Firm’s investment professionals and questions from consultants.

•	In such instances of special circumstances or issues not directly addressed by ISS, a sub-committee of the BPC (“Proxy Committee”) will be consulted for a

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determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of the BPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of MAM. If the Proxy Committee determines there is a material conflict, the process detailed under “Conflicts of Interest” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the economic value of all portfolios’ holdings for the issuer in question.

•	There may be circumstances under which a portfolio manager or other MAM investment professional (“Manulife Asset Management Investment Professional”) believes it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, as feasible, the Manulife Asset Management Investment Professional shall inform the Proxy Operations group of his or her decision to vote such proxy in a manner inconsistent with the recommendation of ISS and the rationale for such decision. Proxy Operations will report to the BPC no less than quarterly any instance where a Manulife Asset Management Investment Professional has decided to vote a proxy on behalf of a Client in such a manner.

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Firm’s clients and the interests of the Firm and its affiliates or employees. For example, MAM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when MAM or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if MAM is aware that one of the following conditions exists with respect to a proxy, MAM shall consider such event a potential material conflict of interest:

1.	MAM has a business relationship or potential relationship with the issuer;

2.	MAM has a business relationship with the proponent of the proxy proposal; or

3.	MAM members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

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MAM’s goal in addressing any such potential conflict is to ensure proxy votes are cast in the advisory clients’ best interests and are not affected by MAM’s potential conflict. In those instances, there are a number of courses MAM may take. The final decision as to which course to follow shall be made by the BPC or its designee.

In the event of a potential material conflict of interest, the BPC or its designee will either (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request the Client vote such proxy. All such instances shall be reported to the BPC and the Chief Compliance Officer at least quarterly.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the ISS’ enumerated recommendations, or is of such a nature the BPC believes more active involvement is necessary, the BPC shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination the decision is in the best interests of the Client, shall be formalized in writing as a part of the minutes of the BPC.

Recordkeeping

In accordance with applicable law, MAM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in MAM’s office:

•	the MAM Proxy Voting Policy and any additional procedures created pursuant to that policy;

•	a copy of each proxy statement MAM receives regarding securities held by Clients (this requirement will be satisfied by ISS who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

•	a record of each vote cast by MAM (this requirement will be satisfied by ISS who has agreed in writing to do so) on behalf of Clients;

•	a copy of any document created by MAM that was material in making its voting decision or that memorializes the basis for such decision; and

•	a copy of each written request from a client, and response to the client, for information on how MAM clients’ proxies were voted.

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Appendix of Affiliated MAM Entities
Declaration Management & Research LLC
Manulife Asset Management (US) LLC
Manulife Asset Management (North America) Limited
Manulife Asset Management Limited+
Manulife Asset Management (Europe) Limited
Manulife Asset Management Trust Company LLC

+Investment management business only.

Policy Edition: January 2015

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PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the

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“Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting

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Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

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PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

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QS Investors Proxy Voting Policy

Introduction

QS Investors (“QS”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS. In addition, QS’s Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS.

Responsibilities

Proxy votes are the property of QS’s advisory clients.1 As such, QS’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS’s advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.

Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.

Clients may in certain instances contract with their custodial agent and notify QS that they wish to engage in securities lending transactions. QS will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.

Policies

Proxy voting activities are conducted in the best economic interest of clients.

QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and

1 For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS serves as investment adviser or sub-adviser; for which QS votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

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maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.

Underlying Funds

Certain QS client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS’s proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds

Manager of Manager Arrangements

QS advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS’s discretion. Clients may also obtain information on how their proxies were voted by QS as required by law and otherwise at QS’s discretion; however, QS must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.

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ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.

Procedures

Proxy Voting Guidelines

QS will review ISS’s Guidelines as necessary to support the best economic interests of QS’s clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

Proxy Voting of Underlying Funds

Proxy Voting of Affiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS or an affiliate of QS (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS (including ETFs, open-end mutual funds and closed-end investment companies), QS will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

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Specific proxy voting decisions made by Management

Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.

Certain proxy votes may not be cast

In extremely limited cases, QS may determine that it is in the best economic interests of its clients not to vote certain proxies. QS will abstain from voting if:

Neither the Guidelines nor specific client instructions cover an issue;

ISS does not make a recommendation on the issue; and

QS cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:

Proxy ballot was not received from the custodian;

Meeting notice was not received with adequate time for processing; or

Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

QS seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:

The issuer is a client of QS;

The issuer is a material business partner of QS; or

An employee, or an immediate family member of an employee, of QS serves as an officer or director of the issuer.

QS believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS by ISS.

As a general matter, QS takes the position that relationships between a non-QS Legg Mason business unit and an issuer do not present a conflict of interest for QS in voting proxies with respect to such issuer because QS operates as an independent business unit from other Legg

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Mason business units and because of the existence of informational barriers between QS and such business units.

Procedures to Address Conflicts of Interest and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS for input or a voting decision, QS will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS’s clients.2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS (and within QS only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS’s decision on the particular vote at issue.

The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS advisory client regarding the vote at issue.

If notified that QS has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS shall do so in accordance with the procedures set forth below.

Note: Any QS employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.

2 Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance

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At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS that identifies itself as a QS advisory client, has: (i) requested that QS vote a particular proxy in a certain manner; (ii) attempted to influence QS in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.

Duty to Report: Any QS employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS advisory client to influence, how QS votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

Other Procedures That Limit Conflicts of Interest

QS has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

Recordkeeping

QS will retain records of client requests for proxy voting information and any written responses thereto provided by QS, and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

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QS also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to QS’s investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.

QS will also maintain the following records relating to proxy voting:

The name of the issuer of the portfolio security;

The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

The shareholder meeting date;

A copy of each proxy statement received by QS;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a security holder;

Whether QS cast its vote on the matter;

How QS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

Whether QS cast its vote for or against management.

In lieu of keeping copies of proxy statements, QS may rely on proxy statements filed on the EDGAR system. QS also may rely on third party records of proxy statements and votes cast by QS if the third party provides an undertaking to QS to provide such records promptly upon request.

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ROBECO INVESTMENT MANAGEMENT

BOSTON PARTNERS

WPG PARTNERS

REDWOOD PARTNERS

Proxy Voting Policies

March 2015

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Robeco Investment Management

Proxy Voting Policies

As of March 2015

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

Long-term corporate performance record relative to a market index;

Composition of board and key board committees;

Corporate governance provisions and takeover activity;

Nominee’s attendance at meetings;

Nominee’s investment in the company;

Whether a retired CEO sits on the board;

Whether the chairman is also serving as CEO;

Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

The issuer’s governance structure and practices; and

The issuer’s track record of accountability to shareholders.

In the following situations, votes on director nominees will be WITHHELD:

Nominee attends less than 75% of the board and committee meetings without a valid excuse;

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Nominee implements or renews a dead-hand or modified dead-hand poison pill;

Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

Nominee has failed to replace management as appropriate;

Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

Egregious employment contracts including excessive severance provisions

Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

Huge bonus payouts without justifiable performance

Performance metrics that are changed during the performance period

Egregious SERP payouts

New CEO with overly generous new hire package

Internal pay disparity

Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

Multi-year base salary increases guaranteed as part of an employment contract

Perks for former executives including car allowances and personal use of corporate aircraft

Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

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Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

The board makes a material, adverse change to an existing poison pill without shareholder approval.

The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;

Rationale provided in the proxy statement for the level of implementation;

The subject matter of the proposal;

The level of support for and opposition to the resolution in past meetings;

Actions taken by the board in response to the majority vote and its engagement with shareholders;

The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

Other factors as appropriate.;

Under extraordinary circumstances, RIM will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company (including but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging company stock or significant pledging of company stock

Failure to replace management as appropriate; or

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Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

Directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

a.	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

b.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

c.	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

d.	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

e.	The company's ownership structure;

f.	The company's existing governance provisions;

g.	Whether the amendment was made prior to or in connection with the company's initial public offering;

h.	The timing of the board's amendment to the bylaws/charter in connection with a significant business development;

i.	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

RIM will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

RIM will vote CASE-BY-CASE on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

The board’s rationale for selecting a different frequency;

The company’s ownership structure and vote results;

Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

The previous year’s support level on the company’s say-on-pay proposal.

RIM will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

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The company’s response, including:

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

Specific actions taken to address the issues that contributed to the low level of support;

Other recent compensation actions taken by the company;

Whether the issues raised are recurring or isolated;

The company’s ownership structure; and

Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Independent Chair

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

a.	The scope of the proposal;
b.	The company's current board leadership structure;
c.	The company's governance structure and practices;
d.	Company performance; and
e.	Any other relevant factors that may be applicable.

Majority of Independent Directors

We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

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Stock Ownership Requirements

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

Options Backdating

We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

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We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director's legal expenses would be covered.

Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

The scope and structure of the proposal

Director Elections – Non-U.S. Companies

Canada

In the following situations, votes will be WITHHELD:

From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

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From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Generally WITHHOLD from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders' meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders on the compensation or nominating committee and the committee is not majority independent.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

RIM policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under RIM' board and committee independence policies, if the company meets all of the following independence and governance criteria:

a.	Individually elected directors;

b.	The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;

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c.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and

d.	A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;

e.	Prompt disclosure of detailed vote results following each shareholder meeting; and

f.	Adoption of a majority vote standard with a director resignation policy for uncontested elections OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

RIM will also consider the following:

a.	Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and

b.	If the CEO is related to the controlling shareholder, the board's process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

RIM will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

In the following situations, we will vote AGAINST:

a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

Europe

Directors’ term of office
For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Executives on audit and remuneration committees
For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST

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if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

Bundling of proposal to elect directors
For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

Majority-independent board (i.e., greater than 50%)
For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.
Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.
France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

Disclosure of names of nominees
For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not disclosed in a timely manner prior to the meeting.. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis. In the case of Poland and Turkey, RIM will vote FOR the election of directors in 2013 even if nominee names are not disclosed in a timely manner. Beginning in 2014, this grace period will cease.

France

RIM will vote on a case-by-case basis regarding the granting of double-voting rights on shares in compliance with the Florange Act.

All European Markets

RIM will vote AGAINST (re)election of a combined chair/CEO at core companies. However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote will be made on a CASE-BY-CASE basis. In order for RIM to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.

For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than the minority shareholders’ percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher.)

(In markets where the local corporate governance code addresses board independence at controlled companies, RIM will generally vote against the election or reelection of any non-

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independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case , below 1/3.)

h.	Independence will be determined according to RIM's European Classification of Directors. If a nominee cannot be categorized, RIM will consider that person non-independent and include that nominee in the calculation.

The following policies would be applied to all widely held companies58, unless there is a majority shareholder:

i.	For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:
ii.	Fewer than 50 percent of the board members elected by shareholders would be independent, or
iii.	Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

iv.	In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees RIM considers best suited to add value for shareholders based, as applicable, on RIM European policies.

v.	For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. RIM will recommend a vote against the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

i.	Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders' percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

ii.	Minority shareholders' ownership percentage is calculated by subtracting the majority shareholder's equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company's equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

a.	However, in markets where the local corporate governance code addresses board independence at controlled companies, RIM will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

58 Widely held companies are interpreted as:

›	Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;
›	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;
›	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

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Ireland

We vote AGAINST on-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

Canada

Vote case-by-case on proposals to adopt or amend an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is to prevent stealth proxy contests; to provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and to provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees taking into account the following:

a.  For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders' meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable;

b.  The board's inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;

c.      A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

d.      Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

e.      Any additional disclosure requests within the advance notice requirement or the company's ability to require additional disclosure that exceeds that required within a dissident proxy circular or that goes beyond that necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required and disclosed for management nominees; and in any event where there is no indication from the company that such additional disclosure, if requested and received, will be made publicly available to shareholders;

f.      Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement;

g.      Any other feature or provision determined to have a negative impact on shareholders' interests and deemed outside the purview of the stated purpose of the advance notice requirement.

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Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Singapore

We vote AGAINST:

Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

Audit committee members who are former partners of the company’s auditor;

Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent

Classify a director as non-independent where the director has served on the board for more than nine years and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence..

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

Hong Kong

RIM will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

Is classified by the company as independent, but fails to meet the RIM criteria for independence

Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.	Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.);

d.	Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

e.	Is an executive director serving on the audit committee.

f.	Classified by the company as independent but fails to meet the RIM criteria for independence. Classify a director as non-independent where the director has served on the board for more than nine years, and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

Generally vote for the re/election of directors, unless:

a.	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
b.	The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not

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include meetings attended by alternate directors. Acceptable reasons for director absences are generally limited to the following:

c.	Medical issues/illness;
d.	Family emergencies;
e.	The director has served on the board for less than a year; and
f.	Missing only one meeting (when the total of all meetings is three or fewer);
g.	The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;
h.	The nominee is an executive director serving on the audit committee;
i.	The nominee sits on a total of more than six public company boards (RIM will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or
j.	Any non-independent director nominees where the board is less than one-third independent under RIM classification of directors.

RIM generally will not vote against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Hong Kong and Singapore: Generally vote AGAINST all members of the audit committee up for reelection if:

a.	The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or

b.	The company did not disclose the audit fees and /or non-audit fees in the latest fiscal year.

c.	Vote AGAINST director nominees who sit on a total of more than six public company boards.

Japan : Generally vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders' ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure

Malaysia, Thailand

Typically vote for the reelection of directors unless:

The nominee is an executive director and serves on the audit, remuneration, or nomination committee; or

The nominee has attended fewer than 75% of the board and committee meetings over the most recent year without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.); or

The nominee is a non-independent director and the board is less than 1/3 independent.

Korea

We vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

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South Korea

We vote AGAINST any nominee who is a non-independent director serving on the audit committee.

Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

South Korea, Philippines

We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors .

We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

Philippines

Where independent directors represent less than the highest of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

An executive director with exception of the CEO; or

One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

Brazil

RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent. This policy applies to Novo Mercado companies.

RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent. This policy applies to Nivel 2 companies.

Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

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If it is a temporary solution;

If his/her removal from the board would adversely impact the company’s continuing operations;

If the company provides compelling argumentation for combining the two functions; or

If the company has put a sufficiently counterbalancing governance structure in place.
A counterbalancing structure may include the following:

At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

The chairmen of audit, remuneration and nomination committees are independent directors; and

All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member) Elections: For widely held companies, RIM will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, RIM will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, RIM will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors .

Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

Sweden - Director Elections/Labor Representatives

For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

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In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

We vote AGAINST proposals that would:

Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care;

Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.

If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.

We vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director's legal expenses would be covered.

For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

Japan

We vote AGAINST the reelection of directors who fail to attend at least 75 percent of board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

For listed subsidiary companies that have publicly-traded parent cos, we vote AGAINST reelection of the top executive(s) if the board, after the shareholder meeting does not include at least two independent directors.

For listed subsidiaries with the three-committee structure, we vote AGAINST the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors.

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The firm will not vote AGAINST the reelection of executives as long as the board includes at least one independent director.

We vote AGAINST the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on RIM independence criteria for Japan.

For companies with a three-committee structure, RIM will vote AGAINST outside director nominees who are regarded as non-independent. However, if a majority of the directors on the board after the shareholder meeting are independent outsiders, vote FOR the appointment of affiliated outsiders

Vote AGAINST the top executive of a Japanese company if the board does not include at least one outside director.

1.	At companies with a statutory auditory structure: vote for the election of directors, except:

a.	Top executive(s)[59] at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years)[60], unless an improvement[61] is observed;
b.	Top executive(s) if the board, after the shareholder meeting, does not include at least one outsider, regardless of independence;
c.	Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, does not include at least two independent directors based on RIM independence criteria for Japan;
d.	An outside director nominee who attended less than 75 percent of board meetings during the year under review[62]; or
e.	Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority[63] of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

2.	At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

a.	An outside director nominee is regarded as non-independent based on RIM independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent; or
b.	Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on RIM independence criteria for Japan.

3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

59 In most cases, the top executive will be the “shacho” (president). However, there are companies where the decision-making authority also rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).

60 Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring. This policy will not be applied to companies which have been public for less than five years.

61 Improvement is defined as ROE of five percent or greater for the most recent fiscal year.

62 The attendance of inside directors is not disclosed in Japan.

63 Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.

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a.	An outside director nominee who is also nominated as an audit committee member[64] is regarded as non-independent based on RIM independence criteria for Japan.

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
b.	Failure to replace management as appropriate; or

Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Germany

For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

Spain

We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

We vote AGAINST the routine election and reelection of directors when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. This policy applies for bundled as well as unbundled items.

United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

There are compelling reasons that justify the election or re-election of a former CEO as chairman;

The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

64 Outside director nominees who are not nominated as audit committee members are not subject to this policy.

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Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

India

RIM votes AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director.) Austria:

We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS' director categorization guidelines). If a nominee cannot be categorized, RIM will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies. For core companies where the board must include labor representatives by law, RIM will require that one-third of the total board be independent

Vote against the re/election of a director if the nominee has attended less than 75 percent of board and key committee (audit, compensation, and nominating) meetings over the most recent fiscal year, without a satisfactory explanation. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Finland:

As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

27.	South Africa:

We will vote FOR the reelection of directors unless:

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a.	Adequate disclosure has not been provided in a timely manner;

b.	There are clear concerns over questionable finances or restatements;

c.	There have been questionable transactions with conflicts of interest;

d.	There are any records of abuses against minority shareholder interests;

e.	The board fails to meet minimum governance standards;

f.	There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

g.	Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

h.	Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

a.	The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

b.	The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

c.	The director is the former CEO who has been appointed as chair;

d.	The director is a non-independent NED who serves on the audit committee;

e.	The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;

f.	The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

The committee includes one or more non-independent NEDs;

The audit committee member is a non-independent NED;

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Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

28.	Greece:

Vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS' director classification guidelines). If elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held* companies incorporated in Greece.

29.	Hungary:

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation for determining the board independence percentage. The policy will apply to widely held companies.

30.	China

Generally vote FOR the re/election of directors, except where:

a.	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
b.	The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year[65], without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
c.	Medical issues/illness;
d.	Family emergencies;
e.	The director has served on the board for less than a year; and
f.	Missing only one meeting (when the total of all meetings is three or fewer);
g.	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Generally vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
b.	Failure to replace management as appropriate; or
c.	Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

31.	South Korea

65 Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.

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Generally vote FOR the re/election of directors, unless:

a.	Adequate disclosure has not been provided in a timely manner;
b.	An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
c.	An outside director has attended less than 75 percent of board meetings[66] over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
d.	Medical issues/illness;
e.	Family emergencies;
f.	The director has served on the board for less than a year; and
g.	Missing only one meeting (when the total of all meetings is three or fewer);
h.	For large companies, any non-independent director nominees (under ISS classification) where the board is less than majority-independent.

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote AGAINST individual directors, members of committees, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
b.	Failure to replace management as appropriate; or
c.	Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote AGAINST directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors is presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

32.	Tax Havens

For US companies we apply the US guidelines.

For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

66 Korean law requires companies to disclose the attendance of only outside directors.

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II.      Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

Long-term financial performance of the target company relative to its industry;

Management's track record;

Background to the proxy contest;

Qualifications of director nominees (both slates);

Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

Stock ownership positions.

Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

VIII.      Auditors

A.	Ratifying Auditors

1.	Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2.	We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.	We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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4.	(Europe) We vote AGAINST if external auditors have previously served the company in an executive capacity or are considered affiliated; if the name of the auditor is unpublished; if there is an unexplained change of auditor; for companies on the MSCI EAFE, fees for non-audit service exceed 100% of standard fees or any stricter limit set by law

5.	We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

6.	We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.	Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.	Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.	We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.	Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.	There are serious concerns about the procedures used by the auditor;

2.	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

4.	Name of the proposed auditors has not been published;

5.	The auditors are being changed without explanation; or

6.	Fees for non-audit services exceed standard annual audit-related fees.

D.	Hong Kong, Singapore

1.	Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:

a.	There are serious concerns about the accounts presented or the audit procedures used;

b.	The auditor is being changed without explanation; or

c.	The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

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E.	MSCI EAFE Companies - Auditor Fee Disclosure

1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2.	The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IX.      Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

1.	We vote AGAINST proposals to classify the board.

2.	We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

1.	We vote AGAINST proposals that provide that directors may be removed only for cause.

2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

1.	We vote AGAINST proposals to eliminate cumulative voting.

2.	We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.	the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3.	We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.	Shareholder Ability to Call Special Meetings

1.	We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

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E.	Shareholder Ability to Act by Written Consent

We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

Shareholders' current right to act by written consent;

The consent threshold;

The inclusion of exclusionary or prohibitive language;

Investor ownership structure; and

Shareholder support of, and management's response to, previous shareholder proposals.

RIM will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

An unfettered67 right for shareholders to call special meetings at a 10 percent threshold;

A majority vote standard in uncontested director elections;

No non-shareholder-approved pill; and

An annually elected board.

F.	Shareholder Ability to Alter the Size of the Board

1.	We vote FOR proposals that seek to fix the size of the board.

2.	We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3.	We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

X.      Tender Offer Defenses

A.	Poison Pills

1.	We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.	A shareholder-approved poison pill is in place.

b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.	Shareholders have approved the adoption of the plan, or

67 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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ii.	The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.	We vote FOR shareholder proposals to redeem a company's poison pill.

3.	We vote AGAINST management proposals to ratify a poison pill.

4.	We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.	The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.	The value of the NOLs;

c.	The term;

d.	Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may be applicable.

e.	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.	Any other factors that may be applicable.

B.	Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

1.	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

2.	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

3.	The effective duration of the poison pill is for a maximum of three years.

4.	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

5.	The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

6.	There are no other protective or entrenchment tools.

7.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

C.	Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

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D.	Fair Price Provisions

1.	We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.	We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

E.	Greenmail

1.	We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

2.	We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

F.	Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

G.	Unequal Voting Rights

1.	We vote AGAINST dual class exchange offers.

2.	We vote AGAINST dual class recapitalizations.

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

a.	Ownership structure;

b.	Quorum requirements; and

c.	Supermajority vote requirements.

I.	Supermajority Shareholder Vote Requirement to Approve Mergers

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

J.	White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

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K.	Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.	No call/put option agreement exists between the company and the foundation.

3.	There is a qualifying offer clause or there are annual management and supervisory board elections.

4.	The issuance authority is for a maximum of 18 months.

5.	The board of the company-friendly foundation is independent.

6.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.	There are no priority shares or other egregious protective or entrenchment tools.

8.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.	Art 2:359c Civil Code of the legislative proposal has been implemented.

XI.      Miscellaneous Governance Provisions

A.	Confidential Voting

1.	We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote FOR management proposals to adopt confidential voting.

3.	WE vote on a case-by-case basis on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Issues include confidential voting of individual proxies and ballots, confidentiality of running vote tallies, treatment of abstentions and/or broker non-votes in counting methodology. Factors considered are transparency, consistency, fairness. Other factors include:

a.	The scope and structure of the proposal

b.	the company’s stated confidential voting policy and whether it ensures a ‘level playing field’ by providing shareholder proponents with equal access to vote information prior to the annual meeting;

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c.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the process and maintains the integrity of vote results;

d.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

e.	Any recent controversies or concerns related to the company’s proxy voting mechanic;

f.	Any unintended consequences resulting from implementation of the proposal; and

g.	any other relevant factors.

B.	Litigation Rights(including exclusive venue and fee-shifting bylaw provisions)

RIM votes on a case-by-case basis on bylaws which impact shareholders’ litigation rights taking into account factors such as:

a.    The company’s stated rationale for adopting the provision

b.    Disclosure of past harm from shareholder lawsuits

c.    The breadth of application of the bylaw such as key terms and types of lawsuits

d.    Governance features such as shareholders’ ability to repeal the provision and ability to hold directors accountable.

RIM generally votes AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits.

A.	Equal Access

RIM will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.	Company-specific factors; and

2.	Proposal-specific factors, including:

a.	The ownership thresholds proposed in the resolution (i.e. percentage and duration);

b.	The maximum proportion of directors that shareholders may nominate each year; and

c.	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations. .

B.	Bundled Proposals

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

C.	Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

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D.	Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

E.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.	We support the underlying merger proposal

2.	The company provides a compelling reason and

3.	The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

F.	Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.	We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.	We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3.	We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

G.	Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

H.	Related Party Transactions (Malaysia)

RIM will vote AGAINST a related-party transaction if:

•	A director who is classified by the company as independent has a vested interest in the business transaction AND

•	The value of the transaction exceeds MYR 250,000. In addition, directors involved in related party transaction in excess of MYR 250,000 will be classified as non-independent.

I.	Financial Assistance Authorities (South Africa)

Generally vote FOR a general authority to provide financial assistance, unless:

•	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

•	As part of the authority, the company seeks approval to provide financial assistance “to any person.”

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J.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that RIM would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole. By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting. Where the proposal at a give EGM/GM is not time-sensitive, RIM would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, RIM will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

J.	Independent Proxy (Switzerland)

RIM will generally vote FOR proposals to elect an independent proxy for shareholder representation at annual general meetings for a term lasting until the following year’s ordinary general meeting. Absent any concerns about the independence of the proposed proxy, there are routine resolutions as the elected proxy must be independent as defined by Art. 728 of the Swiss Code of Obligations, the same definition of independence applied to external auditors.

K.	Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

RIM will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.	whether the company has the following good governance features:

a.	an annually elected board;

b.	a majority vote standard in uncontested director elections; and

c.	the absence of a poison pill, unless the pill was approved by shareholders.

e.      Capital Structure

A.	Common Stock Authorization

1.	We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

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2.	We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.	We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.	Capital Issuance Requests

1.	General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.	We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

2.	Specific issuance requests will be judged on their individual merits.

3.	Protective Preference Shares (Netherlands)
Management proposals to approve protective preference shares to company-friendly foundations:
We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.	No call/put option agreement exists between the company and the foundation.

c.	There is a qualifying offer clause or there are annual management and supervisory board elections.

d.	The issuance authority is for a maximum of 18 months.

e.	The board of the company-friendly foundation is independent.

f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.	There are no priority shares or other egregious protective or entrenchment tools.

h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.	Art 2:359c Civil Code of the legislative proposal has been implemented.

4.	U.K and Netherlands

We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

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5.	South Africa

a.	We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.	We will vote FOR a general authority to issue shares for cash unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.	Singapore

Generally vote FOR the general issuance mandate for companies that:

a.	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;
b.	Limit the discount to 10 percent of the market price of shares; and
c.	Have no history of renewing the General Issuance Mandate several times within a period of one year

7.	Taiwan

Generally vote FOR general mandate for public share issuance if the issue size is no more than 20% of the existing share capital or if the mandate includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10%.

We vote on a CASE-BY-CASE basis on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition or a merger.

8.	France

Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital. Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

C.	Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.	Reverse Stock Splits

1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

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2.	We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.	Preferred Stock

1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.	We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.	We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.	We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.	Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.	Preemptive Rights

1.	We vote FOR proposals to create preemptive rights.

2.	We vote AGAINST proposals to eliminate preemptive rights.

H.	Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

1.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.	Change in Control: Will the transaction result in a change in control of the company?

3.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

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2.	Vote AGAINST proposals where:

a.	The repurchase can be used for takeover defenses;

b.	There is clear evidence of abuse;

c.	There is no safeguard against selective buybacks;

d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.	Consider Case-by-Case if these conditions are met:

a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.

J.	Share Repurchase Programs to Fund Stock Option Plans

1.	Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.	Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.	Additional Share Repurchase Programs

1.	Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.	Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.	Authorization is limited to 18 months

b.	The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.	An experienced financial institution is responsible for the trading

d.	The company has a clean track record regarding repurchases.

L.	Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

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1.	The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.	Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.	Adverse governance charges

2.	Excessive increases in authorized capital stock

3.	Unfair method of distribution

4.	Diminution of voting rights

5.	Adverse conversion features

6.	Negative impact on stock option plans

7.	Other alternatives such as spinoff

N.	“Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.	Whether the company has attained benefits from being publicly traded.

2.	Cash-out value

3.	Balanced interests of continuing vs. cashed-out shareholders

4.	Market reaction to public announcement of transaction

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f.     Executive and Director Compensation

A.	General

1.	Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

Robeco votes on a case by case basis on equity based compensation plans taking into account the following:

a.	Plan Cost – the total estimated cost of the plans relative to industry/market cap peers measured by the company’s estimated Shareholder Value Transfer and considering both the SVT based on new shares requested plus shares remaining for future grans, plus outstanding unvested/unexercised grants and SVT based only on new shares plus shares remaining for future grans.

b.	Plan Features – Automatic single-triggered award vesting upon change of control; Discretionary vesting authority, liberal share recycling. Minimum vesting period for grants made under the plan.

c.	Grant Practices: The burn rate; vesting requirements; the estimated duration of the plan, the proportion of the CEO’s most recent equity grants, existence of a claw-back policy, post exercise/vesting requirements.

RIM generally votes against the plan if the combination of above factors indicates that the plan is not in the   shareholders best interests of if any of the following apply:

a.	The plan creates dilution exceeding 3 ½% per year over the life of the plan.

b.	Awards may vest in connection with a liberal change of control definition.

c.	The plan would permit reprising or cash buyout of underwater options without shareholder approval.

The plan is a vehicle for problematic pay practice or a pay for performance disconnectCanada Specific:

i.	Generally vote against an equity compensation plan proposal where:

•	The non-employee director aggregate share reserve under the plan exceeds the RIM established maximum limit of 1 percent of the outstanding common shares; or

•	The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-employee Director Grants

ii.	Generally vote against individual equity grants to non-employee directors in the following circumstances:

•	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and

•	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

iii.	Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

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b.	Hong Kong and Singapore specific

i.	Vote AGAINST a stock option scheme if directors eligible to receive options under the scheme if directors eligible to receive options under the scheme are involved in the administration of the scheme the scheme administrator has the discretion over awards; this generally excludes equity awards granted or taken in lieu of cash fees.

c.	Singapore specific:

i.	Vote against a performance share plan or restricted share plan if:

•	The maximum dilution level for the plan exceeds RIM guidelines of 5% of issued capital for a mature company and 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offsheet dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

•	Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over awards.

d.	France-specific: RIM will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.	The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

o	The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

ii.	The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.	The awards must be granted at market price.

B.	Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.	Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

D.	Employee Stock Purchase Plans

1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.	We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.	Limits on employee contribution, either fixed dollar or percentage of salary

c.	Company matching contribution up to 25%

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d.	No discount on the stock price on the date of purchase since there is a company matching contribution

3.	Canada

RIM will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.	Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.	Purchase price is at least 80% of fair market value with no employer contribution;

d.	Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.	Plan Amendment Provision requires shareholder approval for amendments to:

i.	The number of shares reserved for the plan;

ii.	The allowable purchase price discount;

iii.	The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%. RIM will vote on a CASE-BY-CASE basis taking into account the following factors:

a.	Shareholder Value Transfer (SVT) cost of the plan;

b.	Eligibility;

c.	Administration;

d.	The company’s other equity-based compensation plans and benefit programs, in particular pensions.

E.	OBRA-Related Compensation Proposals:

1.	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.	Amendments to Added Performance-Based Goals

a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.	We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

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3.	Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.	Approval of Cash or Cash-and-Stock Bonus Plans

a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.	We generally vote AGAINST plans with excessive awards ($2 million cap).

5.	Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.	Shareholder Proposals to Limit Executive and Director Pay

1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.	We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

G.	Golden and Tin Parachutes

1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.	We vote AGAINST golden parachutes.

3.	Voting on a CASE-BY-CASE basis on Golden Parachute proposals, including consideration of existing change in control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

a.	Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issues(s):

b.	Single or modified single trigger cash severance;

c.	Single trigger acceleration of unvested equity awards;

d.	Excessive cash severance (>3x base salary and bonus);

e.	Excise tax gross ups triggered and payable (as opposed to a provision to provide excise tax gross ups);

f.	Excessive golden parachute payments (on an absolute basis or as percentage of transaction equity value); or

g.	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

h.	The company’s assertion that a proposed transaction is conditions on shareholder approval of the golden parachute advisory vote.

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H.	Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

I.	401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.	Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.	Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

L.	Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.	Transferable Stock Options

1.	We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.	One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.	Executive officers and non-employee directors should be excluded from participating.

b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.	Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

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O.	Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

P.	Executive Compensation Advisory Proposal (Say on Pay)

1.	RIM will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.	We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.	Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

f.	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis. Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.	Balance of performance based versus non-performance based pay. Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction

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with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

3.	RIM will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if: :

a.	There is a misalignment between CEO pay and company;

b.	The company maintains problematic pay practices;

c.	The board exhibits poor communication and responsiveness to shareholders

•	Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

•	Board's responsiveness to investor input and engagement on compensation issues, including:

o	Failure to respond to majority-supported shareholder proposals on executive pay topics;

o	Failure to respond to majority-opposed previous say-on-pay proposal; and

o	Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of votes cast taking into account the ownership structure of the company.

Failure to adequately respond to the aforementioned compensation issues may also result in votes against directors due to poor responsiveness to shareholders.

Q.	Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.

5.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

R.	Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

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1.	A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);

2.	A holding limit of up to 10% of issued share capital in treasury; and

3.	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis. We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest. In such cases, the authority must comply with the following criteria:

4.	A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, RIM expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so In such cases, the authority must comply with the following criteria:

6.	A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.	A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.	The repurchase can be used for takeover defenses;

9.	There is clear evidence of abuse;

10.	There is no safeguard against selective buybacks; and/or

11.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.	Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

U.	Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.	The total cost of the company’s equity plans is unreasonable;

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2.	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4.	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.	The plan is a vehicle for poor pay practices;

7.	The company has a liberal definition of change-in-control.

V.	Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W.	Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.	Rigorous stock ownership guidelines, or

b.	A holding period requirement coupled with a significant long-term ownership requirement, or

c.	A meaningful retention ratio,

2.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

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X.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

1.	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Y.	Compensation Issue in Non-US Companies

1.	Europe: Vote case-by-case on management proposals seeking ratification of a company's executive compensation-related items, and generally vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

a.	Avoid arrangements that risk “pay for failure”:
b.	The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices. For instance,

•	There shall be a clear link between the company's performance and variable awards.

•	There shall not be significant discrepancies between the company's performance and real executive payouts.

•	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

•	Significant pay increases shall be explained by a detailed and compelling disclosure.

•	Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

•	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

2.	Europe – Generally vote for proposals to fix the ratio between the fixed and variable components of remuneration unless:

•	Adequate disclosure has not been provided in a timely manner

•	There are concerns about the company’s motivation for change

•	There are specific concerns with the company.

UK – RIM votes on a case-by-case basis on management proposals seeking ratification of a company's remuneration policy, and generally vote against if such proposal fails to comply with one or a

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combination of several of RIM remuneration principles and/or local institutional investor best practice without adequate explanation. Whilst not an exhaustive list, below are several key criteria that are considered during analysis:

•	Has adequate disclosure been provided to allow investors to make an informed voting decision;

•	The level of pay for the CEO and other executive directors should not be excessive relative to peers, company performance, and market practices;

•	Significant pay increases should be explained by a detailed and compelling disclosure;

•	Severance pay agreements should not be in excess of 12 months' fixed remuneration and should be in line with best practice;

•	There should be a clear link between the company's performance and variable awards;

•	The ability for discretionary exceptional awards to be made in excess of the standard policy will require a maximum award level to be disclosed. Open ended exceptional award levels will not be supported;

•	Executives should own a significant personal shareholding in the company and this should be supported by established share ownership guidelines by the company;

•	The remuneration committee should have the ability to clawback or withhold payment of incentive awards when justified.

•	NEDs generally should not receive performance based remuneration

3.	Finland - Stock Options

a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

4.	Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

5.	Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.	The remuneration report was not made available to shareholders in a timely manner.

d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

6.	Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.

b.	For plans without performance criteria, the shares must be purchased at market price.

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c.	For broad-based plans directed at all employees, RIM accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value.

d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with RIM guidelines.

7.	Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

8.	Japan

RIM will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

RIM will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, RIM will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

9.	Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.	Having significantly higher expected dividends than actual historical dividends;

c.	Favorably adjusting the terms of existing options plans without valid reason;

d.	Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

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10.	Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.	The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.	The options for management are granted without a discount;

c.	An executive director is part of the remuneration committee; or

d.	The company has no remuneration committee and has executive members within the board.

* RIM may apply a carve-out in the case of well designed plans.*

11.	Taiwan

We vote on a case-by-case basis taking into account the following features:

a. existing substantial shareholders are restricted in participation;

b. presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and

c. reasonable vesting period (at least two years) is set.

12.	China

We vote CASE-BY-CASE on proposals to approve a restricted stock scheme. A restricted stock plan will not be supported if:

a.	The grant price of the restricted shares is less than 50% of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;

b.	The maximum dilution level for the scheme exceeds RIM guidelines of 5% of issued capital for a mature company and 10% for a growth company. RIM will support plans at mature companies with dilution levels up to 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods.

c.	Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

d.	The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

We vote AGAINST a restricted stock scheme if the scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year, as the company’s financial performance has been largely determined for that particular year.

We vote on a case-by-case bases on proposals to invest in financial products using idle funds. Key factors include: any known concerns with previous investments, the amount of the proposed investment relative to the company’s assets; disclosure of the nature of the products in which the company proposes to invest and disclosure of associated risks of the proposed investments and related risk management efforts by the company.

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13.	South Korea

Generally vote for approval of the remuneration cap for directors, unless:

a.	The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or

b.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Vote against if there are material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company and the company has not provided a reasonable justification for the proposed remuneration

14.	Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

Z.	Canadian Equity Compensation Plans, TSX Issuers

1.	Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.	Generally vote AGAINST proposals to reprice outstanding options including adjustments that can be reasonably considered repricing such as: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

3.	Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.	Any amendment that extends the term of an award beyond the original expiry;

c.	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

d.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

4.	Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR

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c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.	Offering period is 27 months or less; and

e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

g.     State of Incorporation

A.	Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

1.	Canada

b.	RIM will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

b.	RIM will generally vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members. (“Enhanced Quorum”).

c.	RIM will generally vote FOR proposals to adopt or amend articles/bylaws unless the resulting document contains any of the following:

•	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

•	The quorum for a meeting of directors is less than 50 percent of the number of directors;

•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

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•	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director; and

•	The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

h.     Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.	Anticipated financial and operating benefits;

2.	Offer price (cost vs. premium);

3.	Prospects of the combined companies;

4.	How the deal was negotiated;

5.	Changes in corporate governance and their impact on shareholder rights;

6.	Change-in-control payments to executive officers and possible conflicts of interest; and

7.	Potential legal or environmental liability risks associated with the target firm

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.	Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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G.	Changing Corporate Name

We vote FOR changing the corporate name.

H.	Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.	Valuation, Market reaction,

2.	Deal timing,

3.	Negotiations and process,

4.	Conflicts of interest,

5.	Voting agreements, and

6.	Governance.

I.	Loan Guarantee Requests (Non US companies)

Companies often provide loan guarantees for subsidiaries, affiliates and related parties. Such requests will be evaluated on a CASE-BY-CASE basis. Generally, RIM will vote AGAINST the provision when:

•	The identity receiving the guarantee is not disclosed;

•	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

•	the guarantee is provided to an entity in which the company’s ownership stake is less than 75%; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

RIM will generally vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement.

i.     Mutual Funds

A.	Business Development Companies

RIM will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

2.	a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

3.	the company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

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b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

B.	Multimanaged Funds/Subadvisers:

RIM will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

j.     Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.	We SUPPORT high-performance workplace standards.

5.	We SUPPORT fair lending guidelines and disclosure at financial companies.

6.	We SUPPORT reporting on equal opportunity and diversity.

7.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.	We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.	We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

10.	We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.	We OPPOSE shareholder proposals on investing in renewable energy sources.

12.	We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account; a) the company’s current disclosure of relevant lobbying policies, and management and board oversight; b) the company’s disclosure regarding trade associations or other groups that it

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supports, or is a member of, that engage in lobbying activities; and c) recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities..

13.	We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.	We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.	We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

16.	We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

17.	We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in "high risk" markets; and f) the cost associated with the initiative.

18.	We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability

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report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

19.	We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms; c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

20.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.	Level of disclosure regarding the issue for which board oversight is sought;

c.	Company performance related to the issue for which board oversight is sought;

d.	Board committee structure compared to that of other companies in its industry sector; and/or

e.	The scope and structure of the proposal.

21.	Genetically Modified Ingredients (GMO):

a.	Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.	The company's business and the proportion of it affected by the resolution;

ii.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

iii.	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.	Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.	Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

22.	Gender Identity, Sexual Orientation and Domestic Partner Benefits

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a.	We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

23.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.	The company already publicly discloses comprehensive workforce diversity data; and

c.	The company has no recent significant EEO-related violations or litigation.

24.	Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.	RIM will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.	RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.	RIM will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

d.	RIM will vote AGAINST proposals barring the company from making political contributions.

e.	RIM will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

26.	Recycling: We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account: a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program

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implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

27.	RIM will vote on a case-by-case basis on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process considering: a) the degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms; b) the company’s industry and whether the company or its suppliers operation in countries or areas where there is a history of human rights concerns; c) recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and d) whether the proposal is unduly burdensome or overly prescriptive.

END

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T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day

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operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass,

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Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a

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minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

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Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

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Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of

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interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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WELLINGTON MANAGEMENT
Global PRoxy Policy and PRocedures

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

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Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.

Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when,

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in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2015

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WELLINGTON MANAGEMENT COMPANY LLP

GLOBAL PROXY VOTING GUIDELINES

Introduction      Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting guidelines

Composition and role of the board of directors

Elect directors	Case by case
We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
Classify board of directors	Against
We will also vote in favor of shareholder proposals seeking to declassify boards.
Adopt director tenure/retirement age (SP)	Against
Adopt director and officer indemnification	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
Allow special interest representation to board (SP)	Against

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Require board independence	For
We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
Require key board committees to be independent	For
Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, in respect of local market conventions.
Require a separation of chair and CEO or require a lead director (SP)	Case by case
We will generally support management proposals to separate the chair and CEO or establish a lead director.
Approve directors’ fees	For
Approve bonuses for retiring directors	Case by case
Elect supervisory board/corporate assembly	For
Elect/establish board committee	For
Adopt shareholder access/majority vote on election of directors (SP)	Case by case
We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.
Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

   Management compensation

Adopt/amend stock option plans	Case by case

Adopt/amend employee stock purchase plans	For

Approve/amend bonus plans	Case by case

In the US, bonus plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does

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not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
Approve remuneration policy	Case by case
Approve compensation packages for named executive officers	Case by case
Determine whether the compensation vote will occur every one, two, or three years	One year
Exchange underwater options	Case by case
We may support value-neutral exchanges in which senior management is ineligible to participate.
Eliminate or limit severance agreements (golden parachutes)	Case by case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
Approve golden parachute arrangements in connection with certain corporate transactions	Case by case
Shareholder approval of future severance agreements covering senior executives (SP)	Case by case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Expense future stock options (SP)	For
Shareholder approval of all stock option plans (SP)	For
Disclose all executive compensation (SP)	For

    Reporting of results

Approve financial statements	For

Set dividends and allocate profits	For

Limit non-audit services provided by auditors (SP)	Case by case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

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Ratify selection of auditors and set their fees	Case by case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
Elect statutory auditors	Case by case
Shareholder approval of auditors (SP)	For

Shareholder voting rights

Adopt cumulative voting (SP)	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.
Shareholder rights plans	Case by case

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

We generally support plans that include:

Shareholder approval requirement

Sunset provision

Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

Authorize blank check preferred stock	Case by case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
Eliminate right to call a special meeting	Against
Establish right to call a special meeting or lower ownership threshold to call a special meeting (SP)	Case by case
Increase supermajority vote requirement	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Adopt anti-greenmail provision	For

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Adopt confidential voting (SP)	Case by case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
Remove right to act by written consent	Against

Capital structure

Increase authorized common stock	Case by case
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
Approve merger or acquisition	Case by case
Approve technical amendments to charter	Case by case
Opt out of state takeover statutes	For
Authorize share repurchase	For
Authorize trade in company stock	For
Approve stock splits	Case by case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.
Approve recapitalization/restructuring	Case by case
Issue stock with or without preemptive rights	Case by case
Issue debt instruments	Case by case

Environmental and social issues

We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.
Disclose political and PAC gifts (SP)	Case by case
Report on sustainability (SP)	Case by case

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Miscellaneous

Approve other business	Against
Approve reincorporation	Case by case
Approve third-party transactions	Case by case

8 March 2012

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Wells Capital Management	Policies and Procedures

Subject: Proxy Voting Policies and Procedures	Date Issued: December 2014
Date Last Revised: December 2014
Compliance Liaison: Margie D’Almeida	Business Administrator: Jennifer Vraney

I.	Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.	Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent

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for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;
•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;
•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;
•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and
•	Annual analysis and rationale for guideline amendments.

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C.        Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1.         Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’S Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2.   Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

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Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3.         Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4.         Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5.         Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or WellsCap or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6.         Regulatory Conflicts/Restrictions.         When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

III.	Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to

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discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

▪	A copy of these proxy voting policies and procedures;
▪	Proxy statements received for client securities (which will be satisfied by relying on ISS);
▪	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);
▪	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and
▪	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

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Appendix A

Voting Members of WellsCap Proxy Committee

Jon Baranko-Director of Equity Investments

Jim Tringas- Equity Style Lead Manager

Bobby Chen- Investment Product Specialist

Robert Junkin- Equity Style Portfolio Analyst

John Hockers- Director of Equity Risk Management, Investment Risk Management

Jennifer Vraney-Operations Manager

Consulting members of WellsCap Proxy Committee

Siobhan Foy- Chief Compliance Officer

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PROXY VOTING

Background
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

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Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

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Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

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Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

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b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

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4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

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6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.        Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.        Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.        Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.        Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

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1.        Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.        Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.        Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.        Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

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